UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-21906
                                                    ----------------------------

                       Claymore Exchange-Traded Fund Trust
                ----------------------------------------------------
               (Exact name of registrant as specified in charter)

                   2455 Corporate West Drive, Lisle, IL 60532
                ----------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                J. Thomas Futrell
                   2455 Corporate West Drive, Lisle, IL 60532
                ----------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (630) 505-3700
                                                           ----------------

                         Date of fiscal year end: May 31
                                                  ------

                   Date of reporting period: November 30, 2008
                                             -----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the "Investment Company Act"), is as follows:


SEMIANNUAL
REPORT                CLAYMORE EXCHANGE-TRADED FUND TRUST
November 30, 2008
(Unaudited)

                    PHOTO: CLAYMORE ETF, ACCESS TO INNOVATION

MZN | Clymore/Morningstar Information Super Sector Index ETF MZG | Clymore/Morningstar Manufacturing Super Sector Index ETF MZO | Clymore/Morningstar Service Super Sector Index ETF
LVL | Claymore/S&P Global Dividend Opportunities Index ETF
UEM | Claymore U.S. -1 - The Capital Markets Index ETF
UBD | Claymore U.S. Capital Markets Bond ETF
ULQ | Claymore U.S. Capital Markets Micro-Term Fixed Income ETF IRO | Claymore/Zacks Dividend Rotation ETF

                                                              LOGO: CLAYMORE(SM)
                                                                www.Claymore.com

                                                    ... YOUR ROAD TO THE LATEST,

                                           MOST UP-TO-DATE INFORMATION ABOUT THE

                                             CLAYMORE EXCHANGE-TRADED FUND TRUST

                                      PHOTO: CLAYMORE EXCHANGE-TRADED FUND TRUST

CONTENTS
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DEAR SHAREHOLDER                                                               3

ECONOMIC AND MARKET OVERVIEW                                                   4

MANAGEMENT DISCUSSION OF FUND PERFORMANCE                                      5

FUND SUMMARY & PERFORMANCE                                                    18

OVERVIEW OF FUND EXPENSES                                                     29

PORTFOLIO OF INVESTMENTS                                                      31

STATEMENT OF ASSETS AND LIABILITIES                                           74

STATEMENT OF OPERATIONS                                                       75

STATEMENT OF CHANGES IN NET ASSETS                                            76

FINANCIAL HIGHLIGHTS                                                          80

NOTES TO FINANCIAL STATEMENTS                                                 88

SUPPLEMENTAL INFORMATION                                                      93

BOARD CONSIDERATIONS REGARDING THE ANNUAL REVIEW
   OF THE INVESTMENT ADVISORY AGREEMENTS                                      95

TRUST INFORMATION                                                             96

ABOUT THE FUND MANAGER                                                        97

The shareholder report you are reading right now is just the beginning of the story. Online at WWW.CLAYMORE.COM, you will find:

o Daily and historical fund pricing, fund returns, portfolio holdings and characteristics, and distribution history.

o     Investor guides and fund fact sheets.

o Regulatory documents including a prospectus and copies of shareholder reports.

Claymore Securities is constantly updating and expanding shareholder information services on each Fund's website, in an ongoing effort to provide you with the most current information about how your Fund's assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment.

2 | SemiAnnual Report | November 30, 2008

Claymore Exchange-Traded Fund Trust

Dear SHAREHOLDER |

Dear Shareholder:

As advisor of the Funds, Claymore Advisors, LLC ("Claymore") is pleased to present the semi-annual shareholder report for eight of our exchange-traded funds ("ETFs" or "Funds"). This report covers performance of these Funds for the six months ended November 30, 2008.

The eight ETFs covered in this report include:

      o     Claymore/Morningstar Information Super Sector Index ETF
            (ticker:"MZN")

      o     Claymore/Morningstar Manufacturing Super Sector Index ETF
            (ticker:"MZG")

      o     Claymore/Morningstar Services Super Sector Index ETF (ticker:"MZO")

      o     Claymore/S&P Global Dividend  Opportunities Index ETF (ticker:"LVL")
            (1),(2)

      o     Claymore U.S. -1 - The Capital Markets Index ETF (ticker:"UEM")

      o     Claymore U.S. Capital Markets Bond ETF (ticker:"UBD")

      o Claymore U.S. Capital Markets Micro-Term Fixed Income ETF (ticker:"ULQ")(2)

      o     Claymore/Zacks Dividend Rotation ETF (ticker:"IRO")(2)

The investment objective of each Fund is to seek investment results that correspond generally to the performance, before each Fund's fees and expenses, of its respective underlying index as named in its prospectus.

Claymore currently offers ETFs with a wide range of domestic and global themes. We have partnered with a diverse group of index providers to create what we believe to be some of the most distinctive ETFs presently available. The index providers use defined selection methodologies in the creation of their indices. Unlike ETFs that track traditional indices representing broad market participation, the indices that many of Claymore's U.S. - listed ETFs track seek to capture the investment potential of unique strategies. We believe that a strategy driven, quantitative process provides a disciplined investment approach to help meet investment goals over various market cycles.

To learn more about economic and market conditions over the last year and the performance of each ETF, we encourage you to read the Economic and Market Overview section of the report, which follows this letter, and the Management Discussion of Fund Performance sections for each ETF, which begin on page 5.

Sincerely,

/s/ J.Thomas Futrell

J.Thomas Futrell
Chief Executive Officer
Claymore Exchange-Traded Fund Trust

----------
(1) Prior to September 30, 2008, the Claymore/S&P Global Dividend Opportunities Index ETF was named the Claymore/BBD High Income Index ETF.

(2) This Fund's listing exchange has changed from the American Stock Exchange ("AMEX") to the NYSE Alternext US.

                                       SemiAnnual Report | November 30, 2008 | 3

Claymore Exchange-Traded Fund Trust

Economic and MARKET OVERVIEW |
--------------------------------------------------------------------------------
During the six-month period ended November 30, 2008, there was a pronounced slowdown in economic activity in the U.S. and throughout the world. Both credit and debt markets deteriorated significantly.

In the U.S., the combination of the housing slump, rising unemployment, a severe credit crunch and falling equity prices has caused a loss of consumer confidence, which fell to an all-time low in October. Personal consumption fell sharply in the third quarter of 2008 and appears likely to fall again in the fourth quarter. Business investment has weakened, as even those firms in solid financial condition have become reluctant to expand in an environment of uncertain demand and tight credit. Exports, which have been an important source of growth in the U.S. economy, have been hurt by a firming dollar and weakening growth abroad, especially in developing nations.

During November, a panel of the National Association for Business Economists ("NABE") dramatically reduced growth expectations for the remainder of 2008 and for 2009. Following a small contraction in the third quarter of 2008, the NABE forecasters expect real GDP to decline at a 2.6% rate in the fourth quarter, implying growth of just 0.2% for the full year 2008. A more pessimistic view of consumer spending accounted for most of the downward revision. At that time, 96% of the NABE panelists believed that a recession had begun, and that belief was confirmed on December 1, 2008, when the Business Cycle Dating Committee of the National Bureau of Economic Research made the official announcement that an economic recession began in the U.S. in December 2007.With the recession continuing into 2009, the NABE panelists expect growth in 2009 to be just 0.7%.This would represent the slowest growth over a two-year period since the early 1980s.

The Federal Reserve Board (the "Fed") and the U.S. Treasury have taken aggressive action to attempt to return credit markets to normalcy and to stimulate economic growth. In addition to the highly stimulative monetary policy, fiscal stimulus in the form of government spending programs is likely under the new Congress and White House controlled by Democrats.

Financial markets became extremely risk-averse in recent months, as demonstrated by unusually wide credit spreads, severe dislocation in short-term credit markets, overall tightening of financial conditions, and a highly volatile equity market. Dramatic and widely publicized failures, emergency mergers and bail-outs of prominent financial firms added to the general malaise.

In this challenging economic and market environment, essentially all U.S. equity indices posted negative returns for the six months ended November 30, 2008. The return of the Standard & Poor's 500 Index ("S&P 500"), a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries, was -35.20%. The weakest sectors within the S&P 500 were financials and materials, each of which was down more than 50% for the six-month period; the strongest sector was consumer staples, down approximately 19%.

World equity markets as a group were even weaker than the U.S. market. The total return of the Morgan Stanley Capital International ("MSCI") World Index, a float-adjusted capitalization-weighted index created by Morgan Stanley Capital International to measure equity market performance throughout the world, was -40.79% for the six months ended November 30, 2008. Return of the MSCI Europe, Australasia and Far East ("EAFE") Index, an unmanaged capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Pacific Basin was -44.89% for the same period. Returns of both of these indices are quoted in dollars. Most European markets were down, as reflected by the -31.88% return of FTSE Eurotop 100, an index of the 100 most-traded European stocks. Markets in emerging markets tended to be even weaker than in developed nations, as growth slowed sharply in these formerly robust economies. Return of the MSCI Emerging Markets Index, which measures market performance in global emerging markets, measured in local currency was -46.72%.

The major theme in the bond market over the past year has been that bonds with the highest credit ratings, especially U.S. Treasury bonds, which are assumed to carry no credit risk, have performed very well, while most other bonds have performed poorly. The Barclays Treasury Composite Index, formerly the Lehman Treasury Composite Index, which measures performance of U.S. Treasury notes with a variety of maturities, returned 8.46%. Investment-grade corporate bonds performed poorly for most of the period, then rallied in November; the Barclays Capital U.S. Aggregate Bond Index, formerly the Lehman Brothers U.S. Aggregate Index, which measures performance of the U.S. bond market as a whole, returned 0.24% for the period. Credit spreads (the difference between Treasury securities and bonds that carry credit risk) have been at or near historically wide levels through most of the period, and bonds with below investment-grade credit ratings generally performed poorly, as investors shied away from risk. Return of the Credit Suisse High Yield Index, which measures performance of high yield bonds, was -30.99%. All indices are unmanaged and it is not possible to invest directly in an index.

4 | SemiAnnual Report | November 30, 2008

Claymore Exchange-Traded Fund Trust

Management Discussion of FUND PERFORMANCE |

MZN | Claymore/Morningstar Information Super Sector Index ETF

--------------------------------------------------------------------------------
FUND OVERVIEW
THE CLAYMORE/MORNINGSTAR INFORMATION SUPER SECTOR INDEX ETF (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the Morningstar Information Super Sector Index (the "Index").

The Index is designed to identify and track companies in industries that support and facilitate the exchange of ideas and information as a basis for commerce. Eligible Index securities include the total investable universe of the software, hardware, media and telecommunications sectors. Morningstar Inc. ("Morn-ingstar"), the Fund's index provider, classifies companies into the industry that best reflects each company's underlying business activities based on the largest source of revenue and income. Industry classification is based on publicly available information about each company, and is primarily obtained from such company's annual report and Form 10-K. The securities in the universe are selected using a proprietary methodology developed by Morningstar. The Fund will at all times invest at least 90% of its total assets in securities that comprise the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities that comprise the Index. Claymore Advisors, LLC, the Fund's adviser (the "Adviser"), seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.

--------------------------------------------------------------------------------
FUND PERFORMANCE
All Fund returns cited - whether based on net asset value ("NAV") or market price - assume the reinvestment of all distributions. This report discusses the semi-annual fiscal period ended November 30, 2008.

On a market price basis, the Fund generated a total return of -39.95%, representing a change in market price to $14.49 on November 30, 2008 from $24.13 on May 31, 2008. On an NAV basis, the Fund generated a total return of -39.63%, representing a change in NAV to $14.93 on November 30, 2008 from $24.73 on May 31, 2008. At the end of the period, the Fund's shares were trading at a market price discount to NAV, which is to be expected from time to time. However, the Adviser believes that large discounts or premiums to the NAV of the shares should not be sustained as a result of the creation and redemption opportunities within an exchange-traded fund structure.

For underlying index and broad market comparison purposes, the Morningstar Information Super Sector Index returned -39.42% and the Standard & Poor's 500 Index ("S&P 500") returned -35.20% for the same period. The S&P 500 is generally representative of the U.S. stock market. It is an unmanaged, capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries. Indices are unmanaged and it is not possible to invest directly in an index.

The Fund made an annual distribution of $0.2470 per share on December 31, 2008.

--------------------------------------------------------------------------------
PERFORMANCE ATTRIBUTION
Since approximately two-thirds of the Fund's investments are in the information technology sector, performance is driven mainly by individual positions in this sector, which had a negative return for the six-month period ended November 30, 2008. Other sectors with significant representation in the Fund's portfolio are telecommunication services and consumer discretionary; both of which had negative returns over the period.

Holdings that detracted least from performance included Clear Channel Communications (not held in portfolio at period end), which owns and operates more than 1,200 radio stations in the U.S. and stages live shows in thousands of venues in dozens of countries; Electronic Data Systems Corp. (not held in portfolio at period end), a global business and technology services company headquartered in Plano, Tex.; and Cogent (less than 0.1% of total investments), a multinational Internet service provider. Positions that detracted most from performance include Microsoft Corp. (9.5% of total investments), a leading developer, manufacturer and supporter of a range of software products for computing devices; Cisco Systems, Inc. (5.7% of total investments), a leading supplier of networking equipment and network management for the Internet; and International Business Machines Corp. (6.4% of total investments), a multinational computer technology and consulting corporation that has a continuous information technology history dating back to the 19th century.

                                       SemiAnnual Report | November 30, 2008 | 5

Claymore Exchange-Traded Fund Trust | MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued

MZG | Claymore/Morningstar Manufacturing Super Sector Index ETF

--------------------------------------------------------------------------------
FUND OVERVIEW
THE CLAYMORE/MORNINGSTAR MANUFACTURING SUPER SECTOR INDEX ETF (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the Morningstar Manufacturing Super Sector Index (the "Index").

The Index is designed to identify and track companies in "smokestack" industries that process raw materials into physical goods that are sold into industrial and consumer markets. Eligible Index securities include the total investable universe of the consumer goods, industrial materials, energy, and utilities sectors. Morningstar Inc. ("Morningstar"), the Fund's index provider, classifies companies into the industry that best reflects each company's underlying business activities based on the largest source of revenue and income. Industry classification is based on publicly available information about each company, and is primarily obtained from such company's annual report and Form 10-K. The securities in the universe are selected using a proprietary methodology developed by Morningstar. The Fund will at all times invest at least 90% of its total assets in securities that comprise the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities that comprise the Index. Claymore Advisors, LLC, the Fund's adviser (the "Adviser"), seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.

--------------------------------------------------------------------------------
FUND PERFORMANCE
All Fund returns cited - whether based on net asset value ("NAV") or market price - assume the reinvestment of all distributions. This report discusses the semi-annual fiscal period ended November 30, 2008.

On a market price basis, the Fund generated a total return of -40.83%, representing a change in market price to $16.10 on November 30, 2008 from $27.21 on May 31, 2008. On an NAV basis, the Fund generated a total return of -36.77%, representing a change in NAV to $17.37 on November 30, 2008 from $27.47 on May 31, 2008. At the end of the period, the Fund's shares were trading at a market price discount to NAV, which is to be expected from time to time. However, the Adviser believes that large discounts or premiums to the NAV of the shares should not be sustained as a result of the creation and redemption opportunities within an exchange-traded fund structure.

For underlying index and broad market comparison purposes, the Morningstar Manufacturing Super Sector Index returned -36.56% and the Standard & Poor's 500 Index ("S&P 500") returned -35.20% for the same period. The S&P 500 is generally representative of the U.S. stock market. It is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries. Indices are unmanaged and it is not possible to invest directly in an index.

The Fund made an annual distribution of $0.4070 per share on December 31, 2008.

--------------------------------------------------------------------------------
PERFORMANCE ATTRIBUTION
The Fund's holdings are concentrated in five industry sectors: energy, industrials, consumer staples, utilities, and materials, which together represent more than 90% of the Fund's net assets as of November 30, 2008. All of the sectors in which the Fund had investments had negative returns. Of the five sectors mentioned above, the utilities and consumer staples (approximately 10% and 20%, respectively, of net assets as of November 30, 2008) detracted the least from performance. The greatest concentrations of the Fund's portfolio were in the energy and industrial sectors (approximately 33% and 20%, respectively, of net assets as of November 30, 2008), which sectors were the greatest detractor from performance.

Holdings that detracted least from performance include Anheuser-Busch (not in portfolio at period end), a Belgium-based brewery business; UST Inc. (0.3% of total investments), a manufacturer and marketer with segments in smokeless tobacco products and wine; and Rohm & Haas Co. (0.2% of total investments), a specialty materials company with segments including, but not limited to, electronic technologies, display, paint and coatings materials, and packing and building materials. Positions that detracted most from performance include General Electric (4.8% of total investments), a diversified technology, media and financial services company with products and services ranging from aircraft engines and power generation to media content and industrial products; Schlumberger Ltd. (1.7% of total investments), an oilfield services company supplying a range of services to the international petroleum industry including the evaluation and development of oil reservoirs, well construction and production consulting, and sale of software programs; and ConocoPhilips (2.1% of total investments), an international integrated energy company focused on exploration and production of crude oil, natural gas and natural gas liquids as well as refining, marketing and transportation of petroleum products.

6 | SemiAnnual Report | November 30, 2008

Claymore Exchange-Traded Fund Trust | MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued

MZO | Claymore/Morningstar Services Super Sector Index ETF

--------------------------------------------------------------------------------
FUND OVERVIEW
THE CLAYMORE/MORNINGSTAR SERVICES SUPER SECTOR INDEX ETF (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the Morningstar Services Super Sector Index (the "Index").

The Index is designed to identify and track companies in industries whose main source of revenue comes from the provision of services. Eligible Index securities include the total investable universe of the healthcare, consumer services, business services and financial services sectors. Morningstar Inc. ("Morningstar"), the Fund's index provider, classifies companies into the industry that best reflects each company's underlying business activities based on the largest source of revenue and income. Industry classification is based on publicly available information about each company, and is primarily obtained from such company's annual report and Form 10-K. The securities in the universe are selected using a proprietary methodology developed by Morningstar. The Fund will at all times invest at least 90% of its total assets in securities that comprise the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities that comprise the Index. Claymore Advisors, LLC, the Fund's adviser (the "Adviser"), seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.

--------------------------------------------------------------------------------
FUND PERFORMANCE
All Fund returns cited - whether based on net asset value ("NAV") or market price - assume the reinvestment of all distributions. This report discusses the semi-annual fiscal period ended November 30, 2008.

On a market price basis, the Fund generated a total return of -34.05%, representing a change in market price to $14.49 on November 30, 2008 from $21.97 on May 31, 2008. On an NAV basis, the Fund generated a total return of -34.59%, representing a change in NAV to $14.35 on November 30, 2008 from $21.94 on May 31, 2008. At the end of the period, the Fund's shares were trading at a market price premium to NAV, which is to be expected from time to time. However, the Adviser believes that large discounts or premiums to the NAV of the shares should not be sustained as a result of the creation and redemption opportunities within an exchange-traded fund structure.

For underlying index and broad market comparison purposes, the Morningstar Services Super Sector Index returned -34.34% and the Standard & Poor's 500 Index ("S&P 500") returned -35.20% for the same period. The S&P 500 is generally representative of the U.S. stock market. It is an unmanaged, capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries. Indices are not managed and it is not possible to invest directly in an index.

The Fund made an annual distribution of $0.4000 per share on December 31, 2008.

--------------------------------------------------------------------------------
PERFORMANCE ATTRIBUTION
For the six-month period ended November 30, 2008, all of the sectors in which the Fund had investments had negative returns. The telecommunication and energy sectors detracted least from returns while the financials and health care sectors detracted most.

Holdings that detracted least from performance include Amgen, Inc. (1.5% of total investments), a California-based leading human therapeutics company in the biotechnology industry; Apollo Group, Inc. (0.3% of total investments), a provider of educational programs and services at high school, college and graduate levels; and Barr Pharmaceuticals, Inc. (0.2% of total investments), a developer, manufacturer and marketer of generic and proprietary pharmaceuticals. Positions that detracted from performance include Bank of America Corp. (2.1% of total investments), Citi-group, Inc. (1.2% of total investments); and JPMorgan Chase & Co. (2.8% of total investments). The three aforementioned companies provide a range of financial services including but not limited to investment banking, retail financial services, credit card services, commercial banking, and asset management.

                                       SemiAnnual Report | November 30, 2008 | 7

Claymore Exchange-Traded Fund Trust | MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued

LVL | Claymore/S&P Global Dividend Opportunities Index ETF(1)

--------------------------------------------------------------------------------
FUND OVERVIEW
THE CLAYMORE/S&P GLOBAL DIVIDEND OPPORTUNITIES INDEX ETF(1) (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the S&P Global Dividend Opportunities Index(1) (the "Dividend Opportunities Index" or the "Index").

The Dividend Opportunities Index consists of 100 common stocks and American depositary receipts ("ADRs") that offer high dividend yields chosen from a universe consisting of the stocks listed on the exchanges of those countries included in the S&P/Citigroup Broad Market Index. Potential Index constituents include common stocks and ADRs with market capitalizations greater than $1.5 billion at the time of reconstitution, which for ADRs is determined based on an evaluation of the underlying security, and includes securities of mid- and large capitalization companies, as defined by Standard & Poor's, a division of The McGraw-Hill Companies, Inc., the Fund's index provider. The Fund will normally invest at least 90% of its total assets in common stocks and ADRs that comprise the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities that comprise the Index. Claymore Advisors, LLC, the Fund's adviser (the "Adviser"), seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.

--------------------------------------------------------------------------------
FUND PERFORMANCE
All Fund returns cited - whether based on net asset value ("NAV") or market price - assume the reinvestment of all distributions. This report discusses the semi-annual fiscal period ended November 30, 2008.

On a market price basis, the Fund generated a total return of -52.10%(1), representing a change in market price to $8.98 on November 30, 2008 from $19.38 on May 31, 2008. On an NAV basis, the Fund generated a total return of -51.90%, representing a change in NAV to $9.01 from $19.37 on May 31, 2008. At the end of the period, the Fund's shares were trading at a market price discount to NAV, which is to be expected from time to time. However, the Adviser believes that large discounts or premiums to the NAV of the shares should not be sustained as a result of the creation and redemption opportunities within an exchange-traded fund structure.

For underlying comparison purposes, the underlying index returned -49.82%, which includes both the returns of the Fund's previous underlying index, Benchmarks by Design High Income Index (May 31, 2008 through September 30, 2008) and the current underlying index, S&P Global Dividend Opportunities Index (from October 1, 2008 through November 30, 2008). For the broad market comparison, the Dow Jones U.S. Select Dividend Index returned -23.98% for the six-month period ended November 30, 2008. The selection of stocks for inclusion in the Dow Jones U.S. Select Dividend Index is designed to represent the most widely traded of the highest yielding stocks in the U.S. market and is based almost entirely on dividend yield and dividend history. Stocks selected for the Dow Jones U.S. Select Dividend Index are also required to have an annual average daily dollar trading volume of more than $1.5 million. Indices are unmanaged and it is not possible to invest directly in an index.

The Fund made monthly distributions of $0.1350 per share in June, July, August, and September 2008. Effective September 30, 2008, the frequency of the Fund's income distribution, if any, changed from monthly to quarterly. On December 31, 2008, the Fund made a quarterly distribution of $0.1410 per share.

----------
(1) Prior to September 30,2008 the Fund's name was "Claymore/BBD High Income Index ETF, "and the Fund sought to replicate an index called the "Benchmarks by Design High Income Index."

8 | SemiAnnual Report | November 30, 2008

Claymore Exchange-Traded Fund Trust | MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued

--------------------------------------------------------------------------------
PERFORMANCE ATTRIBUTION
For the six-month period ended November 30, 2008, all of the sectors in which the Fund had investments had negative returns. The consumer discretionary sector detracted the least from returns while the financials sector, in which more than 40% of the Fund's portfolio is invested, detracted the most.

Holdings that detracted least from performance include Irish Life & Permanent PLC (1.4% of total investments), a leading provider of personal financial services in the Irish market; BB&T Corp. (0.1% of total investments), a Winston-Salem-based holding company that provides banking and trust services for small and mid-size businesses, public agencies and local governments; and Lexington Realty Trust (not held in portfolio at period end), an umbrella partnership real estate trust that owns and manages properties throughout the United States and Netherlands. Positions that detracted from performance include American Capital, Ltd. (1.3% of total investments), an investor in middle-market companies that provides funds for management and employee buyouts, private equity firm buyouts acquisitions and restructurings; CapitalSource, Inc. (2.9% of total investments), a real estate investment trust with a focus on commercial finance, health care leasing and residential mortgage investing and banking; and Bank of America Corp. (3.2% of total investments), which provides core services in consumer and small business banking, credit cards and asset management.

                                       SemiAnnual Report | November 30, 2008 | 9

Claymore Exchange-Traded Fund Trust | MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued

UEM | Claymore U.S. -1 - The Capital Markets Index ETF

--------------------------------------------------------------------------------
FUND OVERVIEW
THE CLAYMORE U.S.-1 - THE CAPITAL MARKETS INDEX ETF (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of the CPMKTS - The Capital Markets Index(SM) (the "CPMKTS Index" or the "Index") which includes equity, fixed income and money market securities.

The Index is a total return index that includes common stock equity securities, micro-term investment grade fixed income securities and money market instruments, and long-term investment grade fixed income securities. The number of securities included in the Index has ranged from approximately 5,700 to 7,800 long-term U.S. investment grade fixed income securities selected monthly; approximately 1,000 to 2,350 micro-term U.S. investment grade fixed income securities and money market instruments selected monthly; and 2,000 equity securities selected quarterly, based on market capitalization of the common stock of actively-traded United States corporations, generally with market capitalizations between $300 million and $500 billion, for the previous ten year period. The Index may also include U.S. registered, dollar-denominated bonds of foreign corporations, governments, agencies and supra-national agencies. Dorchester Capital Management LLC, the Fund's index provider, defines "actively traded" as common stocks that are listed on a major U.S. exchange and have been traded within the past 45 days. The index provider defines "micro-term" fixed income securities as those with a redemption date of less than a year from the start of the month, as determined by yield to worst calculation. The number of securities included in the Index varies from month-to-month and may be higher or lower than the historical ranges. During each quarter, the number of equity securities may decrease as the common stocks are either delisted or not actively traded for any reason including, but not limited to, mergers, acquisitions and bankruptcies. Once removed, an equity security will not be returned to or replaced in the Index for any reason before the start of the next quarter. The Fund will at all times invest at least 80% of its total assets in equity, fixed income and money market securities that comprise the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities that comprise the Index. The Fund also will normally invest at least 80% of its net assets in U.S. securities. Claymore Advisors, LLC, is the Fund's adviser (the "Adviser"). Mellon Capital Management Corporation, the Fund's investment subadviser (the "Investment Subadviser), seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of 1.00 would represent perfect correlation.

The Fund expects to use a sampling approach in seeking to achieve its objective. Sampling means that the Investment Subadviser uses quantitative analysis to select securities from the Index universe to obtain a representative sample of securities that resemble the Index in terms of key risk factors, performance attributes and other characteristics.

--------------------------------------------------------------------------------
FUND PERFORMANCE
All Fund returns cited - whether based on net asset value ("NAV") or market price - assume the reinvestment of all distributions. This report discusses the semi-annual fiscal period ended November 30, 2008.

On a market price basis, the Fund generated a total return of -21.10%, representing a change in market price to $40.00 on November 30, 2008 from $51.09 on May 31, 2008. On an NAV basis, the Fund generated a total return of -17.84%, representing a change in NAV to $41.72 on November 30, 2008 from $51.17 on May 31, 2008. At the end of the period, the Fund's shares were trading at a market price discount to NAV, which is to be expected from time to time. However, the Adviser believes that large discounts or premiums to the NAV of the shares should not be sustained as a result of the creation and redemption opportunities within an exchange-traded fund structure.

For underlying index and broad market comparison purposes, the CPMKTS Index returned -16.86% for the period from May 31, 2008 through November 30, 2008. The Lehman U.S. Aggregate Bond Index, which is an unmanaged market value-weighted measure of U.S. Treasury issues, corporate bond issues, mortgage-backed securities and other asset-backed securities, returned 0.24% for the same period. The Standard & Poor's 500 Index, an unmanaged, capitalization-weighted index of 500 stocks that is generally representative of the U.S. stock market, returned -35.20% for the same period. The Lehman U.S. Treasury Bill 1-3 Months Index, which tracks the performance of U.S. Treasury bills with a remaining maturity of one to three months, returned 0.86% for the same period. It is not possible to invest directly in an index.

The Fund made a quarterly distribution of $0.1810 on June 30, 2008 and $0.1870 on September 30, 2008. On December 23, 2008 the Fund declared a quarterly distribution of $0.1720 per share and a supplemental distribution of $0.1100 per share payable on December 31, 2008.

10 | SemiAnnual Report | November 30, 2008

Claymore Exchange-Traded Fund Trust | MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued

--------------------------------------------------------------------------------
PERFORMANCE ATTRIBUTION
Since more than a third of the Fund's assets were invested in equity securities (37.3% of the Fund's total investments as of November 30, 2008), the across-the-board decline in the equity markets had a negative impact on the Fund's overall performance. Return of the long-term bond and short-term investments portions of the portfolio, which represented 35.0% and 27.7%, respectively, of the Fund's total investments as of November 30, 2008, were modestly positive. The modest positive returns were not significant enough to offset the negative returns experienced in the equity portion.

For the six-months ended November 30, 2008, within the equity portion of the portfolio, the materials sector suffered the greatest declines, but represented less than 4.5% of the Fund. The financials sector had the largest impact on performance representing over 15% of the Fund. Amgen, Inc. (0.2% of the Fund's total investments as of November 30, 2008), a leading human therapeutics company in the biotechnology industry; Wells Fargo & Co. (0.4% of the Fund's total investments as of November 30, 2008), a diversified financial services company; and Anheuser Busch (not held in portfolio at period end), a Belgium-based brewery business, were among the equity holdings that helped contribute positively to performance. Among the equity holdings that detracted from performance included General Electric Co. (0.6% of the Fund's total investments as of November 30, 2008), a diversified technology, media and financial services company and the largest negative contributor as a result of its weight within the Fund; Google, Inc. (0.4% of the Fund's total investments as of November 30, 2008), a company that maintains an index of websites and other online content available to anyone with an Internet connection; and Apple, Inc. (0.3% of the Fund's total investments as of November 30, 2008), a company that designs, manufactures and markets computers as well as a wide range of communication devices, services, peripherals, software and networking solutions.

Credit concerns continued to drive much of the activity in the bond market during the period ended November 30, 2008, especially in the financials sector, which detracted from Fund returns as a result of slightly higher exposure to financials sector long-term corporate bonds (7.9 % of the Fund's total investments as of November 30, 2008) during the period than other sectors. In a continuation of what occurred in the previous period, U.S. Treasuries (11.0 % of the Fund's total investments as of November 30, 2008) and U.S. Government Agency Securities (3.9 % of the Fund's total investments as of November 30, 2008) were the best performing long-term bond categories over the period, contributing to the Fund's performance.

Activity in the short-term investments portion of the portfolio was similar to the long-term bond market where credit concerns drove much of the activity with U.S. Government and Agency securities (22.0% of the Fund's total investments as of November 30, 2008) turning in the best performance over the period. Investment grade corporate bonds with less than one year until maturity (1.2% of the Fund's total investments as of November 30, 2008) detracted from performance.

                                      SemiAnnual Report | November 30, 2008 | 11

Claymore Exchange-Traded Fund Trust | MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued

UBD | Claymore U.S. Capital Markets Bond ETF

--------------------------------------------------------------------------------
FUND OVERVIEW
THE CLAYMORE U.S. CAPITAL MARKETS BOND ETF (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of a fixed income securities index called CPMKTB - The Capital Markets Bond Index (SM) (the "CPMKTB Index" or the "Index").

The Index is a total return index comprised of approximately 6,107 long-term U.S. investment grade fixed income securities as of November 30, 2008. The number of securities included in the Index has ranged from approximately 5,700 to 7,800 securities in the previous ten-year period; however, the number of securities included in the Index varies from month-to-month and may be higher or lower than the historical range. Securities eligible for inclusion in the Index, as determined by Dorchester Capital Management LLC, the index provider, are long-term fixed income securities (defined as those with redemption dates greater than one year from the start of the month as determined by yield to worst calculation), including U.S. Treasury securities, U.S. federal agency and other government sponsored entities' fixed income securities, investment grade U.S. corporate fixed income securities and U.S. agency mortgage pass-through securities such as those issued by Ginnie Mae, Fannie Mae, and Freddie Mac that are backed by pools of mortgages. The Index may also include U.S. registered, dollar-denominated bonds of foreign corporations, governments, agencies and supra-national agencies. The Fund will at all times invest at least 80% of its total assets in fixed income securities that comprise the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities that comprise the Index. The Fund also will normally invest at least 80% of its net assets in U.S. fixed income securities. Claymore Advisors, LLC is the Fund's adviser (the "Adviser"). Mellon Capital Management Corporation, the Fund's investment subadviser (the "Investment Subadviser"), seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of
1.00 would represent perfect correlation.

The Fund expects to use a sampling approach in seeking to achieve its objective. Sampling means that the Investment Subadviser uses quantitative analysis to select securities from the Index universe to obtain a representative sample of securities that resemble the Index in terms of key risk factors, performance attributes and other characteristics.

--------------------------------------------------------------------------------
FUND PERFORMANCE
All Fund returns cited - whether based on net asset value ("NAV") or market price - assume the reinvestment of all distributions. This report discusses the semi-annual fiscal period ended November 30, 2008.

On a market price basis, the Fund generated a total return of -0.78%, representing a change in market price to $48.19 on November 30, 2008 from $49.07 on May 31, 2008. On an NAV basis, the Fund generated a total return of 0.81%, representing a change in NAV to $48.87 on November 30, 2008 from $48.98 on May 31, 2008. At the end of the period, the Fund's shares were trading at a market price discount to NAV, which is to be expected from time to time. However, the Adviser believes that large discounts or premiums to the NAV of the shares should not be sustained as a result of the creation and redemption opportunities within an exchange-traded fund structure.

For underlying index and broad market comparison purposes, the CPMKTB Index returned 2.00% for the semi-annual fiscal period ended November 30, 2008 and the Lehman U.S. Aggre-gate Bond Index returned 0.24% for the same period. The Lehman U.S. Aggregate Bond Index is an unmanaged market value-weighted measure of U.S. Treasury issues, corporate bond issues, mortgage-backed securities and other asset-backed securities. Indices are unmanaged and it is not possible to invest directly in an index.

The Fund paid the following monthly distributions per share:

June 30,   July 31,   August 29,   September 30,   October 31,   November 28,   December 31,
 2008        2008       2008          2008            2008          2008           2008
--------------------------------------------------------------------------------------------
$0.0870    $0.0860     $0.0800       $0.0870        $0.0860       $0.0750        $0.0890

Additionally, the Fund paid a supplemental distribution of $0.1400 per share on December 31, 2008.

12 | SemiAnnual Report | November 30, 2008

Claymore Exchange-Traded Fund Trust | MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued

--------------------------------------------------------------------------------
PERFORMANCE ATTRIBUTION
Credit concerns continued to drive much of the activity in the bond market during the semi-annual fiscal period ended November 30, 2008, especially in the financials sector, which detracted from Fund returns as a result of slightly higher exposure to corporate bonds (26.3% of total investments) during the period. In a continuation of what occurred in the previous period, U.S. Treasuries (28.0% of total investments) and U.S. Agencies (10.1% of total investments) were the best performing long-term bond categories over the same period, contributing to the Fund's performance.

                                      SemiAnnual Report | November 30, 2008 | 13

Claymore Exchange-Traded Fund Trust | MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued

ULQ | Claymore U.S. Capital Markets Micro-Term Fixed Income ETF

--------------------------------------------------------------------------------
FUND OVERVIEW
THE CLAYMORE U.S. CAPITAL MARKETS MICRO-TERM FIXED INCOME ETF (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of a money market and micro-term fixed income securities index called CPMKTL - The Capital Markets Liquidity Index (the "CPMKTL Index" or the "Index").

The Index is a total return index comprised of 1,533 micro-term U.S. investment grade fixed income securities and money market instruments as of November 30, 2008. The number of securities included in the Index has ranged from approximately 1,000 to 2,350 in the previous ten-year period; however, the number of securities included in the Index varies from month-to-month and may be higher or lower than the historical range. The Index includes micro-term U.S. Treasury fixed income securities, micro-term U.S. federal agency and other government sponsored entities' fixed income securities, micro-term investment grade U.S. corporate fixed income securities, commercial paper, bankers acceptances, large time deposits, and U.S. federal agency discount notes as determined by Dorchester Capital Management LLC, the index provider. The Index may also include U.S. registered, dollar-denominated bonds of foreign corporations, governments, agencies and supra-national agencies. The index provider defines "micro-term" fixed income securities as those with a redemption date of less than a year from the start of the month, as determined by yield to worst calculation. The Fund will at all times invest at least 80% of its total assets in fixed income securities that comprise the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities that comprise the Index. The Fund also will normally invest at least 80% of its net assets in U.S. fixed income securities. Claymore Advisors, LLC is the Fund's adviser (the "Adviser"). Mellon Capital Management Corporation, the Fund's investment subadviser (the "Investment Subadviser"), seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of
1.00 would represent perfect correlation.

The Fund expects to use a sampling approach in seeking to achieve its objective. Sampling means that the Investment Subadviser uses quantitative analysis to select securities from the Index universe to obtain a representative sample of securities that resemble the Index in terms of key risk factors, performance attributes and other characteristics.

--------------------------------------------------------------------------------
FUND PERFORMANCE
All Fund returns cited - whether based on net asset value ("NAV") or market price - assume the reinvestment of all distributions. This report discusses the semi-annual fiscal period ended November 30, 2008.

On a market price basis, the Fund generated a total return of 0.92%, representing a change in market price to $50.08 on November 30, 2008 from $50.06 on May 31, 2008. On an NAV basis, the Fund generated a total return of 1.02%, representing a change in NAV to $50.09 on November 30, 2008 from $50.02 on May 31, 2008. At the end of the period, the Fund's shares were trading at a market price discount to NAV, which is to be expected from time to time. However, the Adviser believes that large discounts or premiums to the NAV of the shares should not be sustained as a result of the creation and redemption opportunities within an exchange-traded fund structure.

For underlying index and broad market comparison purposes, the CPMKTL Index returned 1.59% for the period from June 1, 2008 through November 30, 2008 and the Lehman U.S. Treasury Bill 1-3 Months Index returned 0.86% for the same period. The Lehman U.S. Treasury Bill 1-3 Months Index tracks the performance of U.S. Treasury Bills with a remaining maturity of one to three months. U.S. Treasury Bills, which are short-term loans to the U.S. government, are full-faith-and-credit obligations of the U.S. Treasury and are generally regarded as being free of any risk of default. Indices are unmanaged and it is not possible to invest directly in an index.

The Fund paid the following monthly distributions per share:

June 30,   July 31,   August 30,   September 30,   October 31,   November 30,   December 31,
 2008        2008       2008           2008           2008          2008           2008
--------------------------------------------------------------------------------------------
$0.0810    $0.0770    $0.0730        $0.0810        $0.0800        $0.0480       $0.0480

On December 31, 2008, the Fund made a supplemental distribution of $0.1200 per share.

14 | SemiAnnual Report | November 30, 2008

Claymore Exchange-Traded Fund Trust | MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued

--------------------------------------------------------------------------------
PERFORMANCE ATTRIBUTION
The Fund's performance for the semi-annual fiscal period ended November 30, 2008 remained positive. The Fund continued to maintain a short duration by limiting exposure to securities with maturities greater than nine months and tracked the Index (the duration of a bond is a measure of its sensitivity to interest rate movements, based on the timing of cash flows to be received from the bond). Similar to activity in the long-term bond market, credit concerns drove much of the activity with U.S. Government and Agency securities (59.0% of total investments) turning in the best performance over the semi-annual fiscal period ended November 30, 2008, followed by modestly positive returns from cash and cash equivalents, which includes commercial paper (32.7% of total investments) for the same period. Investment grade corporate bonds with less than one year until maturity (3.2% of the total investments) detracted from performance during this period.

                                      SemiAnnual Report | November 30, 2008 | 15

Claymore Exchange-Traded Fund Trust | MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued

IRO | Claymore/Zacks Dividend Rotation ETF

--------------------------------------------------------------------------------
FUND OVERVIEW
THE CLAYMORE/ZACKS DIVIDEND ROTATION ETF (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the Zacks Dividend Rotation Index (the "Index").

The Fund, using a low cost "passive" or "indexing" investment approach, seeks to replicate, before fees and expenses, the performance of the Zacks Dividend Rotation Index. The Index is comprised of approximately 100 stocks selected, based on investment and other criteria, from a universe of the 1,500 largest listed equity companies (based on market capitalization) that pay dividends at least annually (in any amount). The universe of companies eligible for inclusion in the Index is comprised of all U.S. stocks listed on domestic exchanges, including American depositary receipts ("ADRs") and master limited partnerships ("MLPs"). The companies in the universe are selected using a proprietary methodology developed by Zacks Investment Research, Inc. ("Zacks"), the Fund's index provider. The Index will include companies with capitalizations between $200 million and $450 billion, which include companies with all market capitalizations as defined by Zacks. The Fund will at all times invest at least 90% of its total assets in securities that comprise the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities that comprise the Index. Claymore Advisor, LLC, the Fund's adviser (the "Adviser"), seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.

--------------------------------------------------------------------------------
FUND PERFORMANCE
All Fund returns cited - whether based on net asset value ("NAV") or market price - assume the reinvestment of all distributions. This report discusses the semi-annual fiscal period ended November 30, 2008.

On a market price basis, the Fund generated a total return of -41.16%, representing a change in market price to $12.63 on November 30, 2008 from $21.76 on May 31, 2008. On an NAV basis, the Fund generated a total return of -38.87%, representing a change in NAV to $13.13 on November 30, 2008 from $21.78 on May 31, 2008. At the end of the period, the Fund's shares were trading at a market price discount to NAV, which is to be expected from time to time. However, the Adviser believes that large discounts or premiums to the NAV of the shares should not be sustained as a result of the creation and redemption opportunities within an exchange-traded fund structure.

For underlying index and broad market comparison purposes, the Zacks Dividend Rotation Index returned -38.00% and the Dow Jones U.S. Select Dividend Index returned -23.98% for the same period. The Dow Jones U.S. Select Dividend Index is designed to represent the most widely traded of the highest yielding stocks in the U.S. market and is based almost entirely on dividend yield and dividend history. Stocks selected for the Dow Jones U.S. Select Dividend Index are also required to have an annual average daily dollar trading volume of more than $1.5 million. Indices are unmanaged and it is not possible to invest directly in an index.

The Fund made quarterly distributions of $0.1340 per share on June 30, 2008 and $0.1240 per share on September 30, 2008. On December 24, 2008 the Fund announced a quarterly distribution of $0.150 per share and a supplemental distribution of $0.5870 per share payable December 31, 2008.

--------------------------------------------------------------------------------
PERFORMANCE ATTRIBUTION
For the six-month period ended November 30, 2008, all of the sectors in which the Fund had investments had negative returns. The telecommunication services and health care sectors detracted least from returns while the financials and consumer discretionary sectors detracted most.

Holdings that detracted least from performance include PacWest Bancorp. (not held in portfolio at period end), a California-based holding company for Pacific Western Bank that offers deposit and loan products and services primarily for small- to mid-sized businesses; Rohm & Haas Co. (not held in portfolio at period end), a specialty materials company with segments including but not limited to electronic technologies, display, paint and coatings materials, and packing and building materials; and Chemical Financial Corp. (not held in portfolio at period end), a banking and loan organization that provides a full range of financial services from personal and corporate banking to investment management services. Positions that detracted most from performance include Hospitalities Properties Trust (not held in portfolio at period end), a real estate investment trust that owns hotels and travel centers operated by unaffiliated hospitality operating companies under long-term agreements or leases; General Growth Properties Inc. (not held in portfolio at period end), a real estate investment trust that owns, develops and operates regional shopping malls across the United States; and Host Hotels & Resorts Inc., (2.6% of total investments), a large hotel and real estate investment trust in the U.S. that owns luxury hotels in North America, South America and Europe.

16 | SemiAnnual Report | November 30, 2008

Claymore Exchange-Traded Fund Trust | MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued

--------------------------------------------------------------------------------
RISKS AND OTHER CONSIDERATIONS
The views expressed in this report reflect those of the portfolio managers and Claymore only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass.

This information does not represent an offer to sell securities of the Funds and it is not soliciting an offer to buy securities of the Funds. An investment in the various Claymore ETFs is subject to certain risks and other considerations. Below are some general risks and considerations associated with investing in the Fund, which may cause you to lose money, including the entire principal that you invest. Please refer to the individual ETF prospectus for a more detailed discussion of the Fund-specific risks and considerations.

EQUITY RISK (EXCLUDES UBD AND ULQ): The value of the securities held by the Funds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Funds participate, or factors relating to specific companies in which the Funds invest.

MICRO-, SMALL- AND MEDIUM-SIZED COMPANY RISK: If the Fund invests in securities of these companies, it will be subject to greater risk as their stocks may be more volatile and less liquid than investing in more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market. Micro-cap companies may be newly formed, less developed and there may be less available information about the company.

NON-CORRELATION RISK: The Fund's return may not match the return of the Index including, but not limited to, operating expenses and costs in buying and selling securities to reflect changes in the Index. The Fund may not be fully invested at times. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate with the Index return, as would be the case if it purchased all of the stocks with the same weightings as the Index.

REPLICATION MANAGEMENT RISK: The Fund is not "actively" managed. Therefore, it would not necessarily sell a stock because the stock's issuer was in financial trouble unless that stock is removed from the Index.

ISSUER-SPECIFIC CHANGES: The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

NON-DIVERSIFIED FUND RISK: The Fund can invest a greater portion of assets in securities of individual issuers than a diversified fund. Changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

FOREIGN INVESTMENT RISK (IRO, LVL): Investing in non-U.S. issuers, although limited to ADRs, may involve unique risks such as currency, political, and economic risk, as well as less market liquidity, generally greater market volatility and less complete financial information than for U.S. issuers.

FOREIGN ISSUERS RISK (UBD, ULQ, AND UEM): Investing in U.S. registered, dollar-denominated bonds of foreign corporations, governments, agencies and supra-national agencies which have different risks than investing in U.S. companies. These include currency, political, and economic risk, as well as less market liquidity, generally greater market volatility and less complete financial information than for U.S. issuers.

INDUSTRY RISK: If the Index is comprised of issuers in a particular industry or sector, the Fund would therefore be focused in that industry or sector. Accordingly, the Fund may be subject to more risks than if it were broadly diversified over numerous industries and sectors of the economy.

THE CLAYMORE/S&P GLOBAL DIVIDEND OPPORTUNITIES INDEX ETF is also subject to REIT Risk, Master Limited Partnership (MLP) Risk, Risks of Investing In Other Investment Companies, Preferred Stock Risk, Distribution Risk, and the following primary risks of strategies pursued by the types of CEFs in which the Fund may invest. Credit Risk, High Yield Risk, Convertible Security Risk, Prepayment Risk.

THE CLAYMORE/ZACKS DIVIDEND ROTATION ETF is also subject to QDI Tax Risk, Master Limited Partnership (MLP) Risk, Non-Correlation Risk, and Portfolio Turnover Risk.

THE CLAYMORE/MORNINGSTAR INFORMATION SUPER SECTOR INDEX ETF is also subject to Software/Hardware Sector Risk, Media Sector Risk, and Telecommunications Sector Risk.

THE CLAYMORE/MORNINGSTAR SERVICES SUPER SECTOR INDEX ETF is also subject to Health Care Sector Risk, Consumer Services Sector Risk, Business Services Sector Risk, and Financial Services Sector Risk.

THE CLAYMORE/MORNINGSTAR MANUFACTURING SUPER SECTOR INDEX ETF is also subject to Consumer Goods Sector Risk, Energy Sector Risk, and Utilities Sector Risk.

THE CLAYMORE U.S. -1- THE CAPITAL MARKETS INDEX ETF is also subject to Asset Class Risk, Call Risk/Prepayment Risk, Credit/Default Risk, Derivatives Risk, Extension Risk, Income Risk, Interest Rate Risk, Liquidity Risk, Mortgage-Backed Securities Risk, Finance Services Sector Risk, and Sampling Risk.

THE CLAYMORE U.S. CAPITAL MARKETS BOND ETF is also subject to Asset Class Risk, Call Risk/Prepayment Risk, Credit/Default Risk, Derivatives Risk, Extension Risk, Income Risk, Interest Rate Risk, Liquidity Risk, Mortgage-Backed Securities Risk, Finance Services Sector Risk, and Sampling Risk.

THE CLAYMORE U.S. CAPITAL MARKETS MICRO-TERM FIXED INCOME ETF is also subject to Asset Class Risk, Call Risk/Prepayment Risk, Credit/Default Risk, Derivatives Risk, Income Risk, Interest Rate Risk, Liquidity Risk, Sampling Risk, and Finance Services Sector Risk. The Fund is not a money market fund and thus does not seek to maintain a stable net asset value of $1.00 per share.

IN ADDITION TO THE RISKS DESCRIBED, THERE ARE CERTAIN OTHER RISKS RELATED TO INVESTING IN THE FUNDS. THESE RISKS ARE DESCRIBED FURTHER IN THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION.

                                      SemiAnnual Report | November 30, 2008 | 17

Claymore Exchange-Traded Fund Trust

Fund SUMMARY & PERFORMANCE | AS OF NOVEMBER 30, 2008 (unaudited)

MZN | Claymore/Morningstar Information Super Sector Index ETF

FUND STATISTICS
--------------------------------------------------------------------------------
Share Price                                                          $    14.49
Net Asset Value                                                      $    14.93
Premium/Discount to NAV                                                   -2.95%
Net Assets ($000)                                                    $    2,240
--------------------------------------------------------------------------------

TOTAL RETURNS
--------------------------------------------------------------------------------

                                                                          SINCE
                                                     SIX       ONE    INCEPTION
(INCEPTION 8/22/07)                                MONTH      YEAR   ANNUALIZED
--------------------------------------------------------------------------------
CLAYMORE/MORNINGSTAR INFORMATION
SUPER SECTOR INDEX ETF
   NAV                                            -39.63%   -41.56%      -33.40%
   Market                                         -39.95%   -42.18%      -34.95%
--------------------------------------------------------------------------------
Morningstar Information
Super Sector Index                                -39.42%   -40.92%      -32.63%
--------------------------------------------------------------------------------
S&P 500 Index                                     -35.20%   -38.09%      -29.80%
--------------------------------------------------------------------------------

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $25.09 per share for share price returns or initial net asset value (NAV) of $25.09 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund's total annual operating expense ratio was 6.82%, per the most recent prospectus, gross of any fee waivers or expense reimbursements. In the Financial Highlights section of this Semi-Annual Report, the Fund's annualized net operating expense ratio was determined to be 0.99%, while the Fund's annualized gross operating expense ratio was determined to be 7.22%. There is a contractual fee waiver currently in place for this Fund through December 31,2011 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.40% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.40%.Without this expense cap, actual returns would be lower.

PORTFOLIO BREAKDOWN                                             % OF NET ASSETS
--------------------------------------------------------------------------------
Information Technology                                                     67.0%
Telecommunication Services                                                 18.5%
Consumer Discretionary                                                     11.8%
Industrials                                                                 1.2%
Health Care                                                                 0.2%
Energy                                                                      0.0%
--------------------------------------------------------------------------------
Total Common Stocks                                                        98.7%
--------------------------------------------------------------------------------
Exchange-Traded Funds                                                       0.8%
Tracking Stocks                                                             0.4%
--------------------------------------------------------------------------------
Total Investments                                                          99.9%
Other Assets in excess of Liabilities                                       0.1%
--------------------------------------------------------------------------------
NET ASSETS                                                                100.0%
--------------------------------------------------------------------------------

                                                                     % OF TOTAL
TOP TEN HOLDINGS                                                    INVESTMENTS
--------------------------------------------------------------------------------
AT&T, Inc.                                                                  9.8%
Microsoft Corp.                                                             9.5%
International Business Machines Corp.                                       6.4%
Cisco Systems, Inc.                                                         5.7%
Verizon Communications, Inc.                                                5.4%
Hewlett-Packard Co.                                                         5.0%
Apple, Inc.                                                                 4.7%
Intel Corp.                                                                 4.5%
Oracle Corp.                                                                3.6%
Qualcomm, Inc.                                                              3.2%
--------------------------------------------------------------------------------

Portfolio breakdown is shown as a percentage of net assets. Holdings are shown as a percentage of total investments. Both are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

18 | SemiAnnual Report | November 30, 2008

Claymore Exchange-Traded Fund Trust | FUND SUMMARY & PERFORMANCE (unaudited) continued

MZG | Claymore/Morningstar Manufacturing Super Sector Index ETF

FUND STATISTICS
--------------------------------------------------------------------------------
Share Price                                                          $    16.10
Net Asset Value                                                      $    17.37
Premium/Discount to NAV                                                   -7.31%
Net Assets ($000)                                                    $    2,606
--------------------------------------------------------------------------------

TOTAL RETURNS
--------------------------------------------------------------------------------

                                                     SIX       ONE        SINCE
(INCEPTION 8/22/07)                               MONTHS      YEAR    INCEPTION
--------------------------------------------------------------------------------
CLAYMORE/MORNINGSTAR MANUFACTURING
SUPER SECTOR INDEX ETF
   NAV                                            -36.77%   -34.83%      -24.23%
   Market                                         -40.83%   -39.51%      -28.62%
--------------------------------------------------------------------------------
Morningstar Manufacturing
Super Sector Index                                -36.56%   -34.12%      -23.35%
--------------------------------------------------------------------------------
S&P 500 Index                                     -35.20%   -38.09%      -29.80%
--------------------------------------------------------------------------------

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the ETF at the initial share price of $24.90 per share for share price returns or initial net asset value (NAV) of $24.90 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund's total annual operating expense ratio was 6.31%, per the most recent prospectus, gross of any fee waivers or expense reimbursements. In the Financial Highlights section of this Semi-Annual Report, the Fund's annualized net operating expense ratio was determined to be 0.93%, while the Fund's annualized gross operating expense ratio was determined to be 6.31%. There is a contractual fee waiver currently in place for this Fund through December 31, 2011 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.40% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.40%.Without this expense cap, actual returns would be lower.

PORTFOLIO BREAKDOWN                                             % OF NET ASSETS
--------------------------------------------------------------------------------
Energy                                                                     33.5%
Consumer Staples                                                           22.1%
Industrials                                                                18.7%
Utilities                                                                  11.8%
Materials                                                                   8.3%
Consumer Discretionary                                                      3.7%
Information Technology                                                      0.9%
Financials                                                                  0.3%
Health Care                                                                 0.1%
--------------------------------------------------------------------------------
Total Common Stock                                                         99.4%
Exchange-Traded Funds                                                       0.5%
--------------------------------------------------------------------------------
Total Investments                                                          99.9%
Other Assets in excess of Liabilities                                       0.1%
--------------------------------------------------------------------------------
NET ASSETS                                                                100.0%
--------------------------------------------------------------------------------

                                                                 % OF LONG-TERM
TOP TEN HOLDINGS                                                    INVESTMENTS
--------------------------------------------------------------------------------
Exxon Mobil Corp.                                                          11.5%
Procter & Gamble Co.                                                        5.3%
General Electric Co.                                                        4.8%
Chevron Corp.                                                               4.5%
Coca-Cola Co. (The)                                                         2.8%
Philip Morris International, Inc.                                           2.5%
PepsiCo., Inc.                                                              2.5%
ConocoPhillips                                                              2.1%
Schlumberger Ltd. (Netherlands Antilles)                                    1.7%
Occidental Petroleum Corp.                                                  1.3%
--------------------------------------------------------------------------------

Portfolio breakdown is as a percentage of net assets. Holdings are as a percentage of long-term investments. Both are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

                                      SemiAnnual Report | November 30, 2008 | 19

Claymore Exchange-Traded Fund Trust | FUND SUMMARY & PERFORMANCE (unaudited) continued

MZO | Claymore/Morningstar Services Super Sector Index ETF

FUND STATISTICS
--------------------------------------------------------------------------------
Share Price                                                          $    14.49
Net Asset Value                                                      $    14.35
Premium/Discount to NAV                                                    0.98%
Net Assets ($000)                                                    $    2,153
--------------------------------------------------------------------------------

TOTAL RETURNS
--------------------------------------------------------------------------------

                                                     SIX       ONE        SINCE
(INCEPTION 8/22/07)                                MONTH      YEAR    INCEPTION
--------------------------------------------------------------------------------
CLAYMORE/MORNINGSTAR SERVICES SUPER
SECTOR INDEX ETF
   NAV                                            -34.59%   -41.78%      -35.28%
   Market                                         -34.05%   -41.22%      -34.78%
--------------------------------------------------------------------------------
Morningstar Services Super
Sector Index                                      -34.34%   -41.13%      -34.50%
--------------------------------------------------------------------------------
S&P 500 Index                                     -35.20%   -38.09%      -29.80%
--------------------------------------------------------------------------------

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $25.12 per share for share price returns or initial net asset value (NAV) of $25.12 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund's total annual operating expense ratio was 7.08%, per the most recent prospectus, gross of any fee waivers or expense reimbursements. In the Financial Highlights section of this Semi-Annual Report, the Fund's annualized net operating expense ratio was determined to be 1.04% while the Fund's annualized gross operating expense ratio was determined to be 7.81%. There is a contractual fee waiver currently in place for this Fund through December 31,2011 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.40% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.40%.Without this expense cap, actual returns would be lower.

PORTFOLIO BREAKDOWN                                            % OF NET ASSETS
--------------------------------------------------------------------------------
Financials                                                                33.5%
Health Care                                                               32.8%
Consumer Discretionary                                                    11.4%
Industrials                                                                8.5%
Consumer Staples                                                           7.3%
Information Technology                                                     5.7%
Energy                                                                     0.1%
Telecommunications                                                         0.0%*
--------------------------------------------------------------------------------
Total Common Stocks                                                       99.3%
Exchange-Traded Funds                                                      0.7%
--------------------------------------------------------------------------------
Total Investments                                                        100.0%
Other Assets in Excess of Liabilities                                      0.0%*
--------------------------------------------------------------------------------
NET ASSETS                                                               100.0%
--------------------------------------------------------------------------------
*Less than 0.1%

                                                                    % OF TOTAL
TOP TEN HOLDINGS                                                   INVESTMENTS
--------------------------------------------------------------------------------
Johnson & Johnson                                                          4.2%
Wal-Mart Stores, Inc.                                                      3.5%
Pfizer, Inc.                                                               2.9%
JPMorgan Chase & Co.                                                       2.8%
Wells Fargo & Co.                                                          2.6%
Bank of America Corp.                                                      2.1%
Abbott Laboratories                                                        2.1%
Google, Inc.                                                               1.8%
McDonald's Corp.                                                           1.7%
Amgen, Inc.                                                                1.5%
--------------------------------------------------------------------------------

Portfolio breakdown is shown as a percentage of net assets. Holdings are shown as a percentage of total investments. Both are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

20 | SemiAnnual Report | November 30, 2008

Claymore Exchange-Traded Fund Trust | FUND SUMMARY & PERFORMANCE (unaudited) continued

LVL | Claymore/S&P Global Dividend Opportunities Index ETF(1)

FUND STATISTICS
--------------------------------------------------------------------------------
Share Price                                                           $    8.98
Net Asset Value                                                       $    9.01
Premium/Discount to NAV                                                   -0.33%
Net Assets ($000)                                                     $   3,603
--------------------------------------------------------------------------------

TOTAL RETURNS
--------------------------------------------------------------------------------

                                                      SIX       ONE       SINCE
(INCEPTION 6/25/07)                                 MONTH      YEAR   INCEPTION
--------------------------------------------------------------------------------
CLAYMORE/S&P GLOBAL DIVIDEND
OPPORTUNITIES INDEX ETF
   NAV                                             -51.90%   -53.24%     -47.31%
   Market                                          -52.10%   -53.43%     -47.43%
--------------------------------------------------------------------------------
Benchmarks By Design High
Income Index/S&P Global
Dividend Opportunities Index(1)                    -49.82%   -50.98%     -44.95%
--------------------------------------------------------------------------------
Dow Jones U.S. Select
Dividend Index                                     -23.98%   -32.03%     -26.52%
--------------------------------------------------------------------------------

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $24.98 per share for share price returns or initial net asset value (NAV) of $24.98 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund's total annual operating expense ratio was 4.55%, per the most recent prospectus, gross of any fee waivers or expense reimbursements. In the Financial Highlights section of this Semi-Annual Report, the Fund's annualized net operating expense ratio was determined to be 0.75% while the Fund's annualized gross operating expense ratio was determined to be 2.57%. There is a contractual fee waiver currently in place for this Fund through December 31,2011 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses will be higher than 0.60%.Without this expense cap, actual returns would be lower.

                                                                     % OF TOTAL
COUNTRY BREAKDOWN                                                   INVESTMENTS
--------------------------------------------------------------------------------
United States                                                              18.5%
United Kingdom                                                             13.7%
Italy                                                                      10.5%
Canada                                                                     10.4%
France                                                                      9.7%
Belgium                                                                     4.4%
Sweden                                                                      4.0%
Spain                                                                       3.7%
Australia                                                                   3.6%
Finland                                                                     3.0%
Ireland                                                                     2.5%
Portugal                                                                    2.4%
Germany                                                                     2.3%
Turkey                                                                      2.2%
Bermuda                                                                     1.9%
Thailand                                                                    1.8%
Netherlands                                                                 1.7%
Taiwan                                                                      1.2%
Israel                                                                      1.2%
Marshall Islands                                                            1.0%
South Africa                                                                0.2%
Japan                                                                       0.1%
--------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------

                                    BAR CHART

                             05/08           $ 0.135
                             06/08           $ 0.135
                             07/08           $ 0.135
                             08/08           $ 0.135
                             09/08           $ 0.135

----------
(1) Prior to September 30,2008 the Fund's name was "Claymore/BBD High Income Index ETF, "and the Fund sought to replicate the index called the "Benchmarks by Design High Income Index."

                                      SemiAnnual Report | November 30, 2008 | 21

Claymore Exchange-Traded Fund Trust | FUND SUMMARY & PERFORMANCE (unaudited) continued

LVL | Claymore/S&P Global Dividend Opportunities Index ETF (continued)

PORTFOLIO BREAKDOWN                                             % OF NET ASSETS
--------------------------------------------------------------------------------
Consumer Discretionary                                                     26.4%
Financials                                                                 21.5%
Industrials                                                                13.2%
Utilities                                                                   7.6%
Telecommunication Services                                                  5.9%
Consumer Staples                                                            5.8%
Energy                                                                      4.1%
Health Care                                                                 3.9%
Materials                                                                   3.2%
Information Technology                                                      1.2%
--------------------------------------------------------------------------------
Total Common Stock                                                         92.8%
--------------------------------------------------------------------------------
Income Trusts                                                               5.9%
Exchange Traded Funds                                                       1.0%
Royalty Trusts                                                              0.3%
Rights                                                                      0.0%
--------------------------------------------------------------------------------
Total Investments                                                         100.0%
Liabilities in excess of other Assets                                       0.0%
--------------------------------------------------------------------------------
NET ASSETS                                                                100.0%
--------------------------------------------------------------------------------

                                                                     % OF TOTAL
TOP TEN HOLDINGS                                                    INVESTMENTS
--------------------------------------------------------------------------------
Biovail Corp.                                                               3.9%
Gestevision Telecinco SA                                                    3.7%
Mediaset SpA                                                                3.2%
Pinnacle West Capital Corp.                                                 3.2%
Bank of America Corp.                                                       3.2%
Wolseley PLC                                                                3.0%
Societe Television Francaise 1                                              3.0%
Belgacom SA                                                                 3.0%
Kesko OYJ                                                                   3.0%
Capital Source, Inc. -REIT                                                  2.9%
--------------------------------------------------------------------------------

Portfolio breakdown is shown as a percentage of net assets. Country Breakdown and holdings are shown as a percentage of total investments. All are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

22 | SemiAnnual Report | November 30, 2008

Claymore Exchange-Traded Fund Trust | FUND SUMMARY & PERFORMANCE (unaudited) continued

UEM | Claymore U.S.-1 - The Capital Markets Index ETF

FUND STATISTICS
--------------------------------------------------------------------------------
Share Price                                                           $   40.00
Net Asset Value                                                       $   41.72
Premium/Discount to NAV                                                   -4.12%
Net Assets ($000)                                                     $   8,344
--------------------------------------------------------------------------------

TOTAL RETURNS
--------------------------------------------------------------------------------

                                                                 SIX      SINCE
(INCEPTION 2/12/08)                                            MONTH  INCEPTION
--------------------------------------------------------------------------------
CLAYMORE U.S.-1-THE CAPITAL MARKETS INDEX ETF
   NAV                                                        -17.84%    -15.75%
   Market                                                     -21.10%    -19.22%
--------------------------------------------------------------------------------
CPMKTS - The Capital Markets Index                            -16.86%    -14.49%
Lehman 1-3 Month U.S. Treasury Bill Index                       0.86%      1.39%
Lehman U.S. Aggregate Bond Index                                0.24%     -0.24%
S&P 500 Index                                                 -35.20%    -31.79%
--------------------------------------------------------------------------------

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $50.00 per share for share price returns or initial net asset value (NAV) of $50.00 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund's total annual operating expense ratio was 2.27%, per the most recent prospectus, gross of any fee waivers or expense reimbursements. In the Financial Highlights section of this Semi-Annual Report, the Fund's annualized net operating expense ratio was determined to be 0.67% while the Fund's annualized gross operating expense ratio was determined to be 1.65%. There is a contractual fee waiver currently in place for this Fund through December 31,2011 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.37% of average net assets. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.37%.Without this expense cap, actual returns would be lower.

PORTFOLIO BREAKDOWN                                             % OF NET ASSETS
--------------------------------------------------------------------------------
Financials                                                                  8.2%
Information Technology                                                      6.1%
Health Care                                                                 5.8%
Energy                                                                      5.1%
Consumer Staples                                                            5.0%
Industrials                                                                 4.3%
Consumer Discretionary                                                      3.9%
Utilities                                                                   2.2%
Telecommunications Services                                                 2.1%
Materials                                                                   1.4%
--------------------------------------------------------------------------------
Total Common Stocks and Corporate Bonds                                    44.1%
Mortgage Backed Securities                                                 11.9%
U.S. Treasury Securities                                                   10.7%
U.S. Government Agency Securities                                           3.8%
--------------------------------------------------------------------------------
Total Long-Term Investments                                                70.5%
Total Short-Term Investments                                               27.0%
--------------------------------------------------------------------------------
Total Investments                                                          97.5%
Other Assets in excess of Liabilities                                       2.5%
--------------------------------------------------------------------------------
NET ASSETS                                                                100.0%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
ASSET CLASS                                              % OF TOTAL INVESTMENTS
--------------------------------------------------------------------------------
Common Stock                                                               37.3%
Short-Term Investments                                                     27.7%
Mortgage Backed Securities                                                 12.2%
U.S. Treasury Securities                                                   11.0%
Corporate Bonds                                                             7.9%
U.S. Government Agency Securities                                           3.9%
--------------------------------------------------------------------------------

                                                                 % OF LONG-TERM
TOP TEN HOLDINGS                                                    INVESTMENTS
--------------------------------------------------------------------------------
Fannie Mae - 5.500%; 9/15/23                                                5.6%
Fannie Mae - 5.500%; 9/15/38                                                4.7%
Fannie Mae - 5.000%; 9/15/23                                                3.8%
Fannie Mae - 4.500%; 9/15/38                                                2.7%
Exxon Mobil Corp.                                                           2.1%
United States Treasury Note/Bond - 2.750%; 7/31/10                          1.6%
United States Treasury Note/Bond - 4.250%; 9/30/12                          1.3%
United States Treasury Note/Bond - 3.250%; 12/31/09                         1.2%
Wal-Mart Stores, Inc.                                                       1.1%
Microsoft Corp.                                                             0.9%
--------------------------------------------------------------------------------

Portfolio breakdown is shown as a percentage of net assets. Portfolio composition is shown as a percentage of total investments. Holdings are shown as a percentage of long-term investments. All are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

                                      SemiAnnual Report | November 30, 2008 | 23

Claymore Exchange-Traded Fund Trust | FUND SUMMARY & PERFORMANCE (unaudited) continued

UBD | Claymore U.S. Capital Markets Bond ETF

FUND STATISTICS
--------------------------------------------------------------------------------
Share Price                                                           $   48.19
Net Asset Value                                                       $   48.87
Premium/Discount to NAV                                                   -1.39%
Net Assets ($000)                                                     $   4,887
--------------------------------------------------------------------------------

TOTAL RETURNS
--------------------------------------------------------------------------------

                                                                 SIX      SINCE
(INCEPTION 2/12/08)                                            MONTH  INCEPTION
--------------------------------------------------------------------------------
CLAYMORE U.S. CAPITAL MARKETS BOND ETF
   NAV                                                          0.81%     -0.70%
   Market                                                      -0.78%     -2.08%
--------------------------------------------------------------------------------
CPMKTB-The Capital Markets Bond Index                           2.00%      0.96%
--------------------------------------------------------------------------------
Lehman U.S. Aggregate Bond Index                                0.24%     -0.24%
--------------------------------------------------------------------------------

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $50.00 per share for share price returns or initial net asset value (NAV) of $50.00 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund's total annual operating expense ratio was 3.58%, per the most recent prospectus, gross of any fee waivers or expense reimbursements. In the Financial Highlights section of this Semi-Annual Report, the Fund's annualized net operating expense ratio was determined to be 0.57% while the Fund's annualized gross operating expense ratio was determined to be 2.57%. There is a contractual fee waiver currently in place for this Fund through December 31,2011 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.27% of average net assets. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.27%.Without this expense cap, actual returns would be lower.

PORTFOLIO BREAKDOWN                                             % OF NET ASSETS
--------------------------------------------------------------------------------
Financial                                                                   8.7%
Consumer Discretionary                                                      3.3%
Health Care                                                                 2.7%
Banking                                                                     2.0%
Consumer Staples                                                            2.0%
Utility                                                                     1.9%
Telecommunications                                                          1.6%
Energy                                                                      1.3%
Information Technology                                                      1.0%
Industrials                                                                 0.4%
Gas Transmission                                                            0.4%
Materials                                                                   0.2%
Rail Transportation                                                         0.1%
Special Purpose                                                             0.1%
--------------------------------------------------------------------------------
Total Corporate Bonds                                                      25.7%
--------------------------------------------------------------------------------
Mortgage Backed Securities                                                 34.9%
U.S.Treasury Securities                                                    27.4%
U.S. Government Agency Securities                                           9.9%
--------------------------------------------------------------------------------
Total U.S. Government and Agency Securities                                72.2%
--------------------------------------------------------------------------------
Total Investments                                                          97.9%
Other Assets in excess of Liabilities                                       2.1%
--------------------------------------------------------------------------------
NET ASSETS                                                                100.0%
--------------------------------------------------------------------------------

                                                                     % OF TOTAL
CREDIT QUALITY                                                      INVESTMENTS
--------------------------------------------------------------------------------
AAA                                                                        12.0%
AA                                                                          5.6%
A                                                                          11.0%
BBB                                                                         7.6%
BB                                                                          0.2%
NR-Fannie Mae MBS                                                          35.6%
NR- U.S. Treasury Note/Bond                                                28.0%
--------------------------------------------------------------------------------

                                                                     % OF TOTAL
MATURITY BREAKDOWN                                                  INVESTMENTS
--------------------------------------------------------------------------------
0-5 Years                                                                  37.8%
6-10 Years                                                                 13.6%
11-15 Years                                                                24.0%
16-20 Years                                                                 2.7%
21-25 Years                                                                 2.4%
26-30 Years                                                                19.5%
--------------------------------------------------------------------------------

Portfolio breakdown is shown as a percentage of net assets. Credit quality and maturity breakdown are shown as a percentage of total investments. All are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

24 | SemiAnnual Report | November 30, 2008

Claymore Exchange-Traded Fund Trust | FUND SUMMARY & PERFORMANCE (unaudited) continued

ULQ | Claymore U.S. Capital Markets Micro-Term Fixed Income ETF

FUND STATISTICS
--------------------------------------------------------------------------------
Share Price                                                           $   50.08
Net Asset Value                                                       $   50.09
Premium/Discount to NAV                                                   -0.02%
Net Assets ($000)                                                     $   5,009
--------------------------------------------------------------------------------

TOTAL RETURNS
--------------------------------------------------------------------------------

                                                                 SIX      SINCE
(INCEPTION 2/12/08)                                           MONTHS  INCEPTION
--------------------------------------------------------------------------------
CLAYMORE U.S. CAPITAL MARKETS MICRO-TERM FIXED INCOME ETF
   NAV                                                          1.02%      1.66%
   Market                                                       0.92%      1.64%
--------------------------------------------------------------------------------
CPMKTL - The Capital Markets
Liquidity Index                                                 1.59%      2.57%
--------------------------------------------------------------------------------
Lehman 1-3 Month U.S. Treasury Bill Index                       0.86%      1.39%
--------------------------------------------------------------------------------

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the ETF at the initial share price of $50.00 per share for share price returns or initial net asset value (NAV) of $50.00 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund's total annual operating expense ratio was 3.80%, per the most recent prospectus, gross of any fee waivers or expense reimbursements. In the Financial Highlights section of this Semi-Annual Report, the Fund's annualized net operating expense ratio was determined to be 0.57%, while the Fund's annualized gross operating expense ratio was determined to be 2.61%. There is a contractual fee waiver currently in place for this Fund through December 31, 2011 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.27% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.27%. Without this expense cap, actual returns would be lower.

PORTFOLIO BREAKDOWN                                             % OF NET ASSETS
--------------------------------------------------------------------------------
U.S. Government and Agency Securities                                      58.3%
Commercial Paper                                                           32.3%
Certificate of Deposit                                                      5.0%
Corporate Bonds                                                             3.2%
Other Assets in excess of Liabilities                                       1.2%
--------------------------------------------------------------------------------
NET ASSETS                                                                100.0%
--------------------------------------------------------------------------------

                                                                     % OF TOTAL
MATURITY BREAKDOWN                                                  INVESTMENTS
--------------------------------------------------------------------------------
0-1 Years                                                                 100.0%
--------------------------------------------------------------------------------

Portfolio breakdown is shown as a percentage of net assets. Credit quality and maturity breakdown are shown as a percentage of long-term investments. All are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

                                      SemiAnnual Report | November 30, 2008 | 25

Claymore Exchange-Traded Fund Trust | FUND SUMMARY & PERFORMANCE (unaudited) continued

IRO | Claymore/Zacks Dividend Rotation ETF

FUND STATISTICS
--------------------------------------------------------------------------------
Share Price                                                           $   12.63
Net Asset Value                                                       $   13.13
Premium/Discount to NAV                                                   -3.81%
Net Assets ($000)                                                     $   1,969
--------------------------------------------------------------------------------

TOTAL RETURNS
--------------------------------------------------------------------------------

                                                                          SINCE
                                                       SIX      ONE   INCEPTION
(INCEPTION 10/24/07)                                 MONTH     YEAR  ANNUALIZED
--------------------------------------------------------------------------------
CLAYMORE/ZACKS DIVIDEND ROTATION ETF
   NAV                                              -38.87%  -43.20%     -43.72%
   Market                                           -41.16%  -45.31%     -45.68%
--------------------------------------------------------------------------------
Zacks Dividend Rotation Index                       -38.00%  -41.79%     -41.91%
--------------------------------------------------------------------------------
Dow Jones U.S. Select Dividend Index                -23.98%  -32.03%     -30.28%
--------------------------------------------------------------------------------

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in the market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $25.32 per share for share price returns or initial net asset value (NAV) of $25.32 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund's total annual operating expense ratio was 5.70%, per the most recent prospectus, gross of any fee waivers or expense reimbursements. In the Financial Highlights section of this Semi-Annual Report, the Fund's annualized net operating expense ratio was determined to be 1.75% while the Fund's annualized gross operating expense ratio was determined to be 5.71%. There is a contractual fee waiver currently in place for this Fund through December 31, 2011 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.60%.Without this expense cap, actual returns would be lower.

                                                                     % OF TOTAL
COUNTRY BREAKDOWN                                                   INVESTMENTS
--------------------------------------------------------------------------------
United States                                                              86.8%
Bermuda                                                                     6.3%
Canada                                                                      5.7%
Argentina                                                                   0.7%
Marshall Island                                                             0.5%
--------------------------------------------------------------------------------

PORTFOLIO BREAKDOWN                                             % OF NET ASSETS
--------------------------------------------------------------------------------
Financials                                                                 30.1%
Consumer Discretionary                                                     17.8%
Industrials                                                                15.6%
Materials                                                                  10.9%
Utilities                                                                   6.3%
Energy                                                                      5.8%
Health Care                                                                 5.2%
Consumer Staples                                                            2.8%
Information Technology                                                      1.2%
--------------------------------------------------------------------------------
Total Common Stock                                                         95.7%
--------------------------------------------------------------------------------
Master Limited Partnerships                                                 4.2%
--------------------------------------------------------------------------------
Total Long-Term Investments                                                99.9%
--------------------------------------------------------------------------------
Other Assets in Excess of Liabilities                                       0.1%
--------------------------------------------------------------------------------
NET ASSETS                                                                100.0%
--------------------------------------------------------------------------------

                                                                     % OF TOTAL
TOP TEN HOLDINGS                                                    INVESTMENTS
--------------------------------------------------------------------------------
Selective Insurance Group, Inc.                                             3.9%
Host Hotels & Resorts, Inc. - REIT                                          2.6%
EV Energy Partner LP                                                        2.5%
Worthington Industries, Inc.                                                2.3%
Canadian Imperial Bank of Commerce (Canada)                                 2.2%
First Midwest Bancorp, Inc.                                                 1.9%
ConocoPhillips                                                              1.9%
Pfizer, Inc.                                                                1.9%
Parkvale Financial Corp.                                                    1.7%
Alliance Resource Partners LP                                               1.7%
--------------------------------------------------------------------------------

Portfolio breakdown is shown as a percentage of net assets. Country breakdown and holdings are shown as a percentage of total investments. All are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

26 | SemiAnnual Report | November 30, 2008

Claymore Exchange-Traded Fund Trust | FUND SUMMARY & PERFORMANCE (unaudited) continued

HISTORICAL PREMIUM/DISCOUNT DATA

HISTORICAL PREMIUM/DISCOUNT DATA
The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund's net asset value ("NAV"). NAV is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The "Market Price" of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the stock exchange on which the shares of such Fund is listed for trading, as of the time that the Fund's NAV is calculated. Each Fund's Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five years (or since the Fund's inception date if the Fund has been in existence for less than five years). The inception date for each Fund is disclosed at the end of the Historical Premium/Discount Data section.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

MZN | Claymore/Morningstar Information Super Sector Index ETF(2)

                                                        NUMBER       PERCENTAGE
PREMIUM/DISCOUNT RANGE                                 OF DAYS    OF TOTAL DAYS
--------------------------------------------------------------------------------
Greater than 2.0%                                           11             3.42%
Between 1.5% and 2.0%                                        3             0.93%
Between 1.0% and 1.5%                                        7             2.17%
Between 0.5% and 1.0%                                        7             2.17%
Between -0.5% and 0.5%                                     263            81.68%
Between -0.5% and -1.0%                                     11             3.42%
Between -1.0% and -1.5%                                      6             1.86%
Between -1.5% and -2.0%                                      5             1.55%
Less than -2.0%                                              9             2.80%
--------------------------------------------------------------------------------

MZO | Claymore/Morningstar Services Super Sector Index ETF(2)

                                                        NUMBER       PERCENTAGE
PREMIUM/DISCOUNT RANGE                                 OF DAYS    OF TOTAL DAYS
--------------------------------------------------------------------------------
Greater than 2.0%                                           10             3.12%
Between 1.5% and 2.0%                                        5             1.56%
Between 1.0% and 1.5%                                        4             1.25%
Between 0.5% and 1.0%                                        8             2.49%
Between -0.5% and 0.5%                                     257            80.05%
Between -0.5% and -1.0%                                     17             5.30%
Between -1.0% and -1.5%                                      4             1.25%
Between -1.5% and -2.0%                                      3             0.93%
Less than -2.0%                                             14             4.05%
--------------------------------------------------------------------------------

MZG | Claymore/Morningstar Manufacturing Super Sector Index ETF(2)

                                                        NUMBER       PERCENTAGE
PREMIUM/DISCOUNT RANGE                                 OF DAYS    OF TOTAL DAYS
--------------------------------------------------------------------------------
Greater than 2.0%                                            9             2.80%
Between 1.5% and 2.0%                                        2             0.62%
Between 1.0% and 1.5%                                        2             0.62%
Between 0.5% and 1.0%                                       10             3.11%
Between -0.5% and 0.5%                                     266            82.61%
Between -0.5% and -1.0%                                     15             4.66%
Between -1.0% and -1.5%                                      8             2.48%
Between -1.5% and -2.0%                                      1             0.30%
Less than -2.0%                                              9             2.80%
--------------------------------------------------------------------------------

LVL | Claymore/S&P Global Dividend Opportunities Index ETF(1)

                                                        NUMBER       PERCENTAGE
PREMIUM/DISCOUNT RANGE                                 OF DAYS    OF TOTAL DAYS
--------------------------------------------------------------------------------
Greater than 2.0%                                           12             3.31%
Between 1.5% and 2.0%                                        3             0.83%
Between 1.0% and 1.5%                                        4             1.10%
Between 0.5% and 1.0%                                       28             7.71%
Between -0.5% and 0.5%                                     293            80.72%
Between -0.5% and -1.0%                                      8             2.20%
Between -1.0% and -1.5%                                      7             1.93%
Between -1.5% and -2.0%                                      4             1.10%
Less than -2.0%                                              4             1.10%
--------------------------------------------------------------------------------

(1)   Commenced operations June 25,2007.

(2)   Commenced operations August 22,2007.

                                      SemiAnnual Report | November 30, 2008 | 27

Claymore Exchange-Traded Fund Trust | FUND SUMMARY & PERFORMANCE (unaudited) continued

UEM | Claymore U.S.-1 - The Capital Markets Index ETF(4)

                                                        NUMBER       PERCENTAGE
PREMIUM/DISCOUNT RANGE                                 OF DAYS    OF TOTAL DAYS
--------------------------------------------------------------------------------
Greater than 2.0%                                            1             0.50%
Between 1.5% and 2.0%                                        1             0.50%
Between 1.0% and 1.5%                                        5             2.48%
Between 0.5% and 1.0%                                       21            10.39%
Between -0.5% and 0.5%                                     162            79.69%
Between -0.5% and -1.0%                                     10             4.94%
Between -1.0% and -1.5%                                      1             0.50%
Between -1.5% and -2.0%                                      1             0.50%
Less than -2.0%                                              1             0.50%
--------------------------------------------------------------------------------

ULQ | Claymore U.S. Capital Markets Micro-Term Fixed Income ETF(4)

                                                        NUMBER       PERCENTAGE
PREMIUM/DISCOUNT RANGE                                 OF DAYS    OF TOTAL DAYS
--------------------------------------------------------------------------------
Greater than 2.0%                                            0             0.00%
Between 1.5% and 2.0%                                        0             0.00%
Between 1.0% and 1.5%                                        0             0.00%
Between 0.5% and 1.0%                                       17             8.38%
Between -0.5% and 0.5%                                     185            91.13%
Between -0.5% and -1.0%                                      1             0.49%
Between -1.0% and -1.5%                                      0             0.00%
Between -1.5% and -2.0%                                      0             0.00%
Less than -2.0%                                              0             0.00%
--------------------------------------------------------------------------------

UBD | Claymore U.S. Capital Markets Bond ETF(4)

                                                        NUMBER       PERCENTAGE
PREMIUM/DISCOUNT RANGE                                 OF DAYS    OF TOTAL DAYS
--------------------------------------------------------------------------------
Greater than 2.0%                                            1             0.49%
Between 1.5% and 2.0%                                        0             0.00%
Between 1.0% and 1.5%                                        9             4.43%
Between 0.5% and 1.0%                                        6             2.96%
Between -0.5% and 0.5%                                     184            90.64%
Between -0.5% and -1.0%                                      2             0.99%
Between -1.0% and -1.5%                                      0             0.00%
Between -1.5% and -2.0%                                      0             0.00%
Less than -2.0%                                              1             0.49%
--------------------------------------------------------------------------------

IRO | Claymore/Zacks Dividend Rotation ETF(3)

                                                        NUMBER      PERCENTAGE
PREMIUM/DISCOUNT RANGE                                 OF DAYS    OF TOTAL DAYS
--------------------------------------------------------------------------------
Greater than 2.0%                                            3             1.08%
Between 1.5% and 2.0%                                        0             0.00%
Between 1.0% and 1.5%                                        3             1.08%
Between 0.5% and 1.0%                                        4             1.44%
Between -0.5% and 0.5%                                     238            85.60%
Between -0.5% and -1.0%                                     12             4.32%
Between -1.0% and -1.5%                                      6             2.16%
Between -1.5% and -2.0%                                      2             0.72%
Less than -2.0%                                             10             3.60%
--------------------------------------------------------------------------------

(3)   Commenced operations October 24,2007.

(4)   Commenced operations February 12,2008.

28 | SemiAnnual Report | November 30, 2008

Claymore  Exchange-Traded  Fund Trust

Overview of FUND  EXPENSES | AS OF NOVEMBER 30, 2008 (unaudited)

As a shareholder of Claymore/Morningstar Information Super Sector Index ETF; Claymore/Morningstar Manufacturing Super Sector Index ETF; Claymore/Morningstar Services Super Sector Index ETF; Claymore/S&P Global Dividend Opportunities Index ETF; Claymore U.S.-1-The Capital Markets Index ETF; Claymore U.S. Capital Markets Bond ETF; Claymore U.S. Capital Markets Micro-Term Fixed Income ETF; and Claymore/Zacks Dividend Rotation ETF, you incur advisory fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period ended 11/30/08.

ACTUAL EXPENSE
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6),then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period "to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                                  ANNUALIZED          EXPENSES
                                                                    BEGINNING         ENDING   EXPENSE RATIO              PAID
                                                                      ACCOUNT        ACCOUNT         FOR THE            DURING
                                                                        VALUE          VALUE    PERIOD ENDED         PERIOD(1)
------------------------------------------------------------------------------------------------------------------------------
                                                                       6/1/08       11/30/08        11/30/08   6/1/08-11/30/08
------------------------------------------------------------------------------------------------------------------------------
CLAYMORE/MORNINGSTAR INFORMATION SUPER SECTOR INDEX ETF(2)
   Actual                                                       $    1,000.00   $     603.72            0.99%  $          3.98
   Hypothetical (5% annual return before expenses)                   1,000.00       1,020.10            0.99%             5.01

CLAYMORE/MORNINGSTAR MANUFACTURING SUPER SECTOR
   INDEX ETF(2)
   Actual                                                            1,000.00         632.32            0.93%             3.81
   Hypothetical (5% annual return before expenses)                   1,000.00       1,020.41            0.93%             4.71

CLAYMORE/MORNINGSTAR SERVICES SUPER SECTOR INDEX ETF(2)
   Actual                                                            1,000.00         654.06            1.04%             4.31
   Hypothetical (5% annual return before expenses)                   1,000.00       1,019.85            1.04%             5.27

CLAYMORE/S&P GLOBAL DIVIDEND OPPORTUNITIES INDEX ETF(2)
   Actual                                                            1,000.00         481.00            0.75%             2.78
   Hypothetical (5% annual return before expenses)                   1,000.00       1,021.31            0.75%             3.80
------------------------------------------------------------------------------------------------------------------------------

                                      SemiAnnual Report | November 30, 2008 | 29

Claymore Exchange-Traded Fund Trust | OVERVIEW OF FUND EXPENSES (unaudited) continued

                                                                                                  ANNUALIZED          EXPENSES
                                                                    BEGINNING         ENDING   EXPENSE RATIO              PAID
                                                                      ACCOUNT        ACCOUNT         FOR THE            DURING
                                                                        VALUE          VALUE    PERIOD ENDED         PERIOD(1)
------------------------------------------------------------------------------------------------------------------------------
                                                                       6/1/08       11/30/08        11/30/08   6/1/08-11/30/08
------------------------------------------------------------------------------------------------------------------------------
CLAYMORE U.S.-1-THE CAPITAL MARKETS INDEX ETF(2)
   Actual                                                       $    1,000.00   $     821.63            0.67%  $          3.06
   Hypothetical (5% annual return before expenses)                   1,000.00       1,021.71            0.67%             3.40

CLAYMORE U.S. CAPITAL MARKETS BOND ETF(2)
   Actual                                                            1,000.00       1,008.09            0.57%             2.87
   Hypothetical (5% annual return before expenses)                   1,000.00       1,022.21            0.57%             2.89

CLAYMORE U.S. CAPITAL MARKETS MICRO-TERM FIXED INCOME ETF(2)
   Actual                                                            1,000.00       1,010.22            0.57%             2.87
   Hypothetical (5% annual return before expenses)                   1,000.00       1,022.21            0.57%             2.89

CLAYMORE/ZACKS DIVIDEND ROTATION ETF(2)
   Actual                                                            1,000.00         611.25            1.75%             7.07
   Hypothetical (5% annual return before expenses)                   1,000.00       1,016.29            1.75%             8.85
------------------------------------------------------------------------------------------------------------------------------

(1) Actual and hypothetical expenses are calculated using the annualized expense ratio. This represents the ongoing expenses of the Fund as a percentage of net assets for the period June 1, 2008 to November 30,2008. Expenses are calculated by multiplying the Fund's annualized expense ratio by the average account value over the period;then multiplying the result by 183/365.

(2) The expense ratios reflect an expense waiver. Please see the Notes to Financial Statements for more information.

Assumes all dividends and distributions were reinvested.

30 | SemiAnnual Report | November 30, 2008

Claymore Exchange-Traded Fund Trust

Portfolio of INVESTMENTS | NOVEMBER 30, 2008 (unaudited)

MZN | Claymore/Morningstar Information Super Sector Index ETF

 NUMBER OF
    SHARES   DESCRIPTION                                                                                    VALUE
------------------------------------------------------------------------------------------------------------------
             COMMON STOCKS - 98.7%

             CONSUMER DISCRETIONARY - 11.8%
        61   American Greetings Corp. - Class A                                                     $         703
       105   Belo Corp. - Class A                                                                             203
       296   Cablevision Systems Corp. - Class A                                                            4,339
        21   CBS Corp. - Class A                                                                              140
       754   CBS Corp. - Class B                                                                            5,022
        91   CKX,  Inc. (a)                                                                                   400
     2,460   Comcast Corp. - Class A                                                                       42,656
     1,097   Comcast Corp. - Special Class A                                                               18,397
       755   DIRECTV Group, Inc. (a)                                                                       16,618
       169   Discovery Communications, Inc. - Class A (a)                                                   2,535
       266   DISH Network Corp. - Class A (a)                                                               2,947
        83   DreamWorks Animation SKG, Inc. - Class A (a)                                                   1,917
        34   EW Scripps Co. - Class A                                                                         100
       297   Gannett Co., Inc.                                                                              2,587
       162   Garmin Ltd. (Cayman Islands)                                                                   2,767
        60   Harte-Hanks, Inc.                                                                                358
        32   Hearst-Argyle Television, Inc.                                                                   257
        64   John Wiley & Sons, Inc. - Class A                                                              2,301
       205   Liberty Global, Inc. - Series A (a)                                                            2,970
       203   Liberty Global, Inc. - Series C (a)                                                            2,862
        67   McClatchy Co. - Class A                                                                          131
       414   McGraw-Hill Cos., Inc.                                                                        10,350
        46   Meredith Corp.                                                                                   742
        22   Morningstar, Inc. (a) (b)                                                                        708
       146   New York Times Co. - Class A                                                                   1,101
     2,342   News Corp. - Class A                                                                          18,502
       550   News Corp. - Class B                                                                           4,505
        41   Scholastic Corp.                                                                                 626
       116   Scripps Networks Interactive, Inc. - Class A                                                   3,224
     4,099   Sirius XM Radio, Inc. (a)                                                                        854
       197   Time Warner Cable, Inc. - Class A (a)                                                          3,999
     4,617   Time Warner, Inc.                                                                             41,784
        60   Valassis Communications, Inc. (a)                                                                 89
        15   Viacom, Inc. - Class A (a)                                                                       264
       729   Viacom, Inc. - Class B (a)                                                                    11,606
       370   Virgin Media, Inc.                                                                             1,750
     2,269   Walt Disney Co.                                                                               51,098
        77   Warner Music Group Corp.                                                                         229
         8   Washington Post Co. - Class B                                                                  3,167
------------------------------------------------------------------------------------------------------------------
                                                                                                          264,808
------------------------------------------------------------------------------------------------------------------

 NUMBER OF
    SHARES   DESCRIPTION                                                                                    VALUE
------------------------------------------------------------------------------------------------------------------
             ENERGY - 0.0%
        71   BPZ Resources, Inc. (a)                                                                $         437
------------------------------------------------------------------------------------------------------------------
             HEALTH CARE - 0.2%
        66   Allscripts Healthcare Solutions, Inc.                                                            508
        82   Cerner Corp. (a)                                                                               2,950
        70   Eclipsys Corp. (a)                                                                               919
------------------------------------------------------------------------------------------------------------------
                                                                                                            4,377
------------------------------------------------------------------------------------------------------------------
             INDUSTRIALS - 1.2%
        54   Belden, Inc.                                                                                     941
        49   Dycom Industries, Inc. (a)                                                                       291
        31   ESCO Technologies, Inc. (a)                                                                      948
        36   Esterline Technologies Corp. (a)                                                               1,329
        58   First Solar, Inc. (a)                                                                          7,241
       158   L-3 Communications Holdings, Inc.                                                             10,613
        22   Raven Industries, Inc.                                                                           562
        51   Sunpower Corp. - Class A (a)                                                                   1,771
        40   SYKES Enterprises, Inc. (a)                                                                      742
        76   Thomas & Betts Corp. (a)                                                                       1,443
------------------------------------------------------------------------------------------------------------------
                                                                                                           25,881
------------------------------------------------------------------------------------------------------------------
             INFORMATION TECHNOLOGY - 67.0%
       473   3Com Corp. (a)                                                                                   951
       725   Accenture Ltd. - Class A (Bermuda)                                                            22,460
        45   ACI Worldwide, Inc. (a)                                                                          707
        29   Acme Packet, Inc. (a)                                                                            113
       763   Activision Blizzard, Inc. (a)                                                                  8,927
       141   ADC Telecommunications, Inc. (a)                                                               1,003
       686   Adobe Systems, Inc. (a)                                                                       15,888
        81   Adtran, Inc.                                                                                   1,150
       702   Advanced Micro Devices, Inc. (a)                                                               1,657
        22   Advent Software, Inc. (a)                                                                        491
       115   Affiliated Computer Services, Inc. - Class A (a)                                               4,652
       462   Agilent Technologies, Inc. (a)                                                                 8,699
       210   Akamai Technologies, Inc. (a)                                                                  2,577
       387   Altera Corp.                                                                                   5,693
       243   Amdocs Ltd. (Guernsey) (a)                                                                     4,566
       124   Amkor Technology, Inc. (a)                                                                       273
       226   Amphenol Corp. - Class A                                                                       5,248
        74   Anadigics, Inc. (a)                                                                               92
       374   Analog Devices, Inc.                                                                           6,395
       114   Ansys, Inc. (a)                                                                                3,290
     1,129   Apple, Inc. (a)                                                                              104,624
     1,750   Applied Materials, Inc.                                                                       16,765
        84   Applied Micro Circuits Corp. (a)                                                                 311

See notes to financial statements.

                                      SemiAnnual Report | November 30, 2008 | 31

Claymore Exchange-Traded Fund Trust | PORTFOLIO OF INVESTMENTS (unaudited) continued

MZN | Claymore/Morningstar Information Super Sector Index ETF (continued)

 NUMBER OF
    SHARES   DESCRIPTION                                                                                    VALUE
------------------------------------------------------------------------------------------------------------------
             INFORMATION TECHNOLOGY (CONTINUED)
       107   Ariba, Inc. (a)                                                                        $         861
       160   Arris Group, Inc. (a)                                                                          1,150
        75   Atheros Communications, Inc. (a)                                                               1,095
       568   Atmel Corp. (a)                                                                                1,590
        42   ATMI, Inc. (a)                                                                                   501
       288   Autodesk, Inc. (a)                                                                             4,778
        49   Avid Technology, Inc. (a)                                                                        613
        61   Avocent Corp. (a)                                                                              1,147
        62   AVX Corp.                                                                                        542
        87   Benchmark Electronics, Inc. (a)                                                                1,103
        39   Blue Coat Systems, Inc. (a)                                                                      347
       248   BMC Software, Inc. (a)                                                                         6,190
        60   Brightpoint, Inc. (a)                                                                            247
       565   Broadcom Corp. - Class A (a)                                                                   8,650
       476   Brocade Communications Systems, Inc. (a)                                                       1,533
        85   Brooks Automation, Inc. (a)                                                                      328
       531   CA, Inc.                                                                                       8,942
        29   Cabot Microelectronics Corp. (a)                                                                 718
       333   Cadence Design Systems, Inc. (a)                                                               1,285
        46   Cavium Networks, Inc. (a)                                                                        499
       219   Check Point Software Technologies (Israel) (a)                                                 4,514
       110   Ciena Corp. (a)                                                                                  814
     7,687   Cisco Systems, Inc. (a)                                                                      127,143
       239   Citrix Systems, Inc. (a)                                                                       6,372
        48   Cogent, Inc. (a)                                                                                 645
        49   Cognex Corp.                                                                                     668
       371   Cognizant Technology Solutions Corp. - Class A (a)                                             7,123
        88   CommScope, Inc. (a)                                                                              994
       201   Computer Sciences Corp. (a)                                                                    5,600
       349   Compuware Corp. (a)                                                                            2,216
        28   Comtech Telecommunications Corp. (a)                                                           1,328
        66   Concur Technologies, Inc. (a)                                                                  1,812
       101   Cree, Inc. (a)                                                                                 1,604
        38   Cymer, Inc. (a)                                                                                  893
       191   Cypress Semiconductor Corp. (a)                                                                  712
        45   Data Domain, Inc. (a)                                                                            731
        53   DealerTrack Holdings, Inc. (a)                                                                   628
     2,298   Dell, Inc. (a)                                                                                25,669
        83   Diebold, Inc.                                                                                  2,324
        36   Diodes, Inc. (a)                                                                                 168
       147   Earthlink, Inc. (a)                                                                              979
       411   Electronic Arts, Inc. (a)                                                                      7,834
        69   Electronics for Imaging, Inc. (a)                                                                674

 NUMBER OF
    SHARES   DESCRIPTION                                                                                    VALUE
------------------------------------------------------------------------------------------------------------------
     2,668   EMC Corp./Massachusetts (a)                                                            $      28,201
       104   Emulex Corp. (a)                                                                                 742
       140   Entegris, Inc. (a)                                                                               195
        13   ExlService Holdings, Inc. (a)                                                                     92
       102   F5 Networks, Inc. (a)                                                                          2,540
       149   Fairchild Semiconductor International, Inc. (a)                                                  595
        42   FEI Co. (a)                                                                                      853
        59   Formfactor, Inc. (a)                                                                             798
       162   Foundry Networks, Inc. (a)                                                                     2,509
       114   Harmonic, Inc. (a)                                                                               587
       174   Harris Corp.                                                                                   6,069
     3,179   Hewlett-Packard Co.                                                                          112,155
        20   Hittite Microwave Corp. (a)                                                                      584
        11   Hughes Communications, Inc. (a)                                                                  193
        42   Imation Corp.                                                                                    558
       117   Infinera Corp. (a)                                                                             1,142
       104   Informatica Corp. (a)                                                                          1,444
       236   Integrated Device Technology, Inc. (a)                                                         1,220
     7,251   Intel Corp.                                                                                  100,064
        56   InterDigital, Inc. (a)                                                                         1,485
     1,747   International Business Machines Corp.                                                        142,555
        86   International Rectifier Corp. (a)                                                              1,005
       161   Intersil Corp. - Class A                                                                       1,459
       376   Intuit, Inc. (a)                                                                               8,332
        23   IPG Photonics Corp. (a)                                                                          313
        44   Itron, Inc. (a)                                                                                2,085
        59   j2 Global Communications, Inc. (a)                                                             1,152
       232   Jabil Circuit, Inc.                                                                            1,527
        36   JDA Software Group, Inc. (a)                                                                     474
       291   JDS Uniphase Corp. (a)                                                                           792
       701   Juniper Networks, Inc. (a)                                                                    12,183
       222   Kla-Tencor Corp.                                                                               4,176
        93   L-1 Identity Solutions, Inc. (a)                                                                 543
       158   Lam Research Corp. (a)                                                                         3,192
       172   Lawson Software, Inc. (a)                                                                        674
       120   Lexmark International, Inc. - Class A (a)                                                      3,142
       261   Linear Technology Corp.                                                                        5,207
        27   Littelfuse, Inc. (a)                                                                             406
       807   LSI Corp. (a)                                                                                  2,163
       100   Macrovision Solutions Corp. (a)                                                                1,176
        32   Manhattan Associates, Inc. (a)                                                                   491
        26   Mantech International Corp. - Class A (a)                                                      1,415
       600   Marvell Technology Group Ltd. (Bermuda) (a)                                                    3,480
       205   McAfee, Inc. (a)                                                                               6,218

See notes to financial statements.

32 | SemiAnnual Report | November 30, 2008

Claymore Exchange-Traded Fund Trust | PORTFOLIO OF INVESTMENTS (unaudited) continued

MZN | Claymore/Morningstar Information Super Sector Index ETF (continued)

 NUMBER OF
    SHARES   DESCRIPTION                                                                                    VALUE
------------------------------------------------------------------------------------------------------------------
             INFORMATION TECHNOLOGY (CONTINUED)
       290   MEMC Electronic Materials, Inc. (a)                                                    $       4,356
       114   Mentor Graphics Corp. (a)                                                                        773
        68   Micrel, Inc.                                                                                     503
       239   Microchip Technology, Inc.                                                                     4,422
       955   Micron Technology, Inc. (a)                                                                    2,617
       104   Micros Systems, Inc. (a)                                                                       1,732
        92   Microsemi Corp. (a)                                                                            1,793
    10,469   Microsoft Corp.                                                                              211,683
        61   MKS Instruments, Inc. (a)                                                                        873
        55   ModusLink Global Solutions, Inc. (a)                                                             244
        81   Molex, Inc.                                                                                    1,102
        92   Molex, Inc. - Class A                                                                          1,110
        38   Monolithic Power Systems, Inc. (a)                                                               364
     2,723   Motorola, Inc.                                                                                11,736
        70   National Instruments Corp.                                                                     1,688
       296   National Semiconductor Corp.                                                                   3,256
       220   NCR Corp. (a)                                                                                  3,340
       434   NetApp, Inc. (a)                                                                               5,859
        41   Netgear, Inc. (a)                                                                                496
        22   Netlogic Microsystems, Inc. (a)                                                                  410
        24   NetSuite, Inc. (a)                                                                               208
        97   NeuStar, Inc. - Class A (a)                                                                    1,858
        76   Nextwave Wireless, Inc. (a)                                                                        9
       424   Novell, Inc. (a)                                                                               1,929
       126   Novellus Systems, Inc. (a)                                                                     1,561
       231   Nuance Communications, Inc. (a)                                                                2,121
       703   Nvidia Corp. (a)                                                                               5,251
        65   Omnivision Technologies, Inc. (a)                                                                390
       501   ON Semiconductor Corp. (a)                                                                     1,463
     5,066   Oracle Corp. (a)                                                                              81,512
        40   Orbotech Ltd. (Israel) (a)                                                                       168
       114   Palm, Inc. (a)                                                                                   272
       147   Parametric Technology Corp. (a)                                                                1,699
       105   Perot Systems Corp. - Class A (a)                                                              1,310
        57   Plantronics, Inc.                                                                                724
        55   Plexus Corp. (a)                                                                                 917
       275   PMC - Sierra, Inc. (a)                                                                         1,103
       110   Polycom, Inc. (a)                                                                              2,071
        38   Power Integrations, Inc.                                                                         695
        49   Progress Software Corp. (a)                                                                    1,043
       167   QLogic Corp. (a)                                                                               1,774
     2,117   Qualcomm, Inc.                                                                                71,068
        20   Quality Systems, Inc.                                                                            601

 NUMBER OF
    SHARES   DESCRIPTION                                                                                    VALUE
------------------------------------------------------------------------------------------------------------------
        89   Quest Software, Inc. (a)                                                               $       1,188
       133   Rambus, Inc. (a)                                                                               1,371
       241   Red Hat, Inc. (a)                                                                              2,229
       319   RF Micro Devices, Inc. (a)                                                                       424
        65   Riverbed Technology, Inc. (a)                                                                    610
       128   Salesforce.com, Inc. (a)                                                                       3,663
       284   SanDisk Corp. (a)                                                                              2,272
       639   Sanmina-SCI Corp. (a)                                                                            409
        98   Sapient Corp. (a)                                                                                386
        50   SAVVIS, Inc. (a)                                                                                 394
       613   Seagate Technology (Cayman Islands)                                                            2,581
        76   Semtech Corp. (a)                                                                                860
        66   Silicon Laboratories, Inc. (a)                                                                 1,383
       192   Skyworks Solutions, Inc. (a)                                                                   1,035
        89   Solera Holdings, Inc. (a)                                                                      1,742
       324   Sonus Networks, Inc. (a)                                                                         502
        22   SPSS, Inc. (a)                                                                                   538
        27   Standard Microsystems Corp. (a)                                                                  411
        39   Starent Networks Corp. (a)                                                                       388
       989   Sun Microsystems, Inc. (a)                                                                     3,135
        99   Sybase, Inc. (a)                                                                               2,439
       226   Sycamore Networks, Inc. (a)                                                                      694
     1,092   Symantec Corp. (a)                                                                            13,137
        46   Synaptics, Inc. (a)                                                                            1,011
       180   Synopsys, Inc. (a)                                                                             2,885
        94   Take-Two Interactive Software, Inc. (a)                                                        1,142
        72   Tekelec (a)                                                                                      882
       481   Tellabs, Inc. (a)                                                                              2,006
       212   Teradyne, Inc. (a)                                                                               803
        56   Tessera Technologies, Inc. (a)                                                                 1,029
     1,691   Texas Instruments, Inc.                                                                       26,329
        79   THQ, Inc. (a)                                                                                    374
       249   TIBCO Software, Inc. (a)                                                                       1,205
       155   Trimble Navigation Ltd. (a)                                                                    3,156
       165   TriQuint Semiconductor, Inc. (a)                                                                 426
       609   Tyco Electronics Ltd. (Bermuda)                                                               10,036
        30   Ultimate Software Group, Inc. (a)                                                                459
       105   United Online, Inc.                                                                              696
        93   Varian Semiconductor Equipment Associates, Inc. (a)                                            1,711
        79   VeriFone Holdings, Inc. (a)                                                                      325
       246   VeriSign, Inc. (a)                                                                             5,311
        33   Viasat, Inc. (a)                                                                                 707
       203   Vishay Intertechnology, Inc. (a)                                                                 885
        52   VMware, Inc. - Class A (a)                                                                     1,006

See notes to financial statements.

                                      SemiAnnual Report | November 30, 2008 | 33

Claymore Exchange-Traded Fund Trust | PORTFOLIO OF INVESTMENTS (unaudited) continued

MZN | Claymore/Morningstar Information Super Sector Index ETF (continued)

 NUMBER OF
    SHARES   DESCRIPTION                                                                                    VALUE
------------------------------------------------------------------------------------------------------------------
             INFORMATION TECHNOLOGY (CONTINUED)
        54   Websense, Inc. (a)                                                                     $         873
       279   Western Digital Corp. (a)                                                                      3,404
        97   Wind River Systems, Inc. (a)                                                                     809
       359   Xilinx, Inc.                                                                                   5,873
     1,665   Yahoo!, Inc. (a)                                                                              19,164
        83   Zebra Technologies Corp. - Class A (a)                                                         1,756
        59   Zoran Corp. (a)                                                                                  444
------------------------------------------------------------------------------------------------------------------
                                                                                                        1,500,884
------------------------------------------------------------------------------------------------------------------
             TELECOMMUNICATION SERVICES - 18.5%
       511   American Tower Corp. - Class A (a)                                                            13,920
     7,660   AT&T, Inc.                                                                                   218,769
        25   Cbeyond, Inc. (a)                                                                                380
        82   Centennial Communications Corp. (a)                                                              634
       135   CenturyTel, Inc.                                                                               3,586
       294   Cincinnati Bell, Inc. (a)                                                                        509
        87   Clearwire Corp. - Class A (a)                                                                    576
        59   Cogent Communications Group, Inc. (a)                                                            324
       314   Crown Castle International Corp. (a)                                                           4,418
       186   Embarq Corp.                                                                                   6,071
       100   Fairpoint Communications, Inc.                                                                   350
       412   Frontier Communications Corp.                                                                  3,593
        27   Global Crossing Ltd. (Bermuda) (a)                                                               207
        63   Leap Wireless International, Inc. (a)                                                          1,260
     1,959   Level 3 Communications, Inc. (a)                                                               1,842
       231   MetroPCS Communications, Inc. (a)                                                              3,382
       214   NII Holdings, Inc. (a)                                                                         4,160
        34   NTELOS Holdings Corp.                                                                            755
       161   PAETEC Holding Corp. (a)                                                                         233
     1,800   Qwest Communications International, Inc.                                                       5,760
       129   SBA Communications Corp. - Class A (a)                                                         2,037
     3,585   Sprint Nextel Corp.                                                                           10,002
        34   Syniverse Holdings, Inc. (a)                                                                     332
        65   Telephone & Data Systems, Inc.                                                                 2,109
        64   Telephone & Data Systems, Inc. - Special Shares                                                1,936
       179   tw telecom, inc. (a)                                                                           1,366
        19   US Cellular Corp. (a)                                                                            749
     3,689   Verizon Communications, Inc.                                                                 120,446
       566   Windstream Corp.                                                                               5,015
------------------------------------------------------------------------------------------------------------------
                                                                                                          414,721
------------------------------------------------------------------------------------------------------------------
             TOTAL COMMON STOCKS - 98.7%
             (Cost $3,699,244)                                                                          2,211,108
------------------------------------------------------------------------------------------------------------------

 NUMBER OF
    SHARES   DESCRIPTION                                                                                    VALUE
------------------------------------------------------------------------------------------------------------------
             EXCHANGE-TRADED FUNDS - 0.8%
       400   iShares S&P 500 Growth Index Fund
             (Cost $20,227)                                                                         $      17,796
------------------------------------------------------------------------------------------------------------------
             TRACKING STOCKS (C) - 0.4%

             CONSUMER DISCRETIONARY - 0.4%
       151   Liberty Media Corp. - Capital Series A (a)                                                       500
       636   Liberty Media Corp. - Entertainment Series A (a)                                               7,549
------------------------------------------------------------------------------------------------------------------
             (Cost $17,335)                                                                                 8,049
------------------------------------------------------------------------------------------------------------------
             TOTAL INVESTMENTS - 99.9%
             (Cost $3,736,806)                                                                          2,236,953
             Other Assets in excess of Liabilities - 0.1%                                                   3,246
------------------------------------------------------------------------------------------------------------------
             NET ASSETS - 100.0%                                                                    $   2,240,199
==================================================================================================================

(a)   Non-income producing security.

(b) Affiliate due to Fund's licensing agreement with Licensor. Security represents less than 0.1% of net assets.

(c) A tracking stock is a security issued by a parent company to track the performance of a subsidiary, division or line of business.

Securities are classified by sectors that represent broad groupings of related industries.

See notes to financial statements.

34 | SemiAnnual Report | November 30, 2008

Claymore Exchange-Traded Fund Trust | PORTFOLIO OF INVESTMENTS (unaudited) continued

MZG | Claymore/Morningstar Manufacturing Super Sector Index ETF

 NUMBER OF
    SHARES   DESCRIPTION                                                                                    VALUE
------------------------------------------------------------------------------------------------------------------
             COMMON STOCKS - 99.4%

             CONSUMER DISCRETIONARY - 3.7%
        30   American Axle & Manufacturing Holdings, Inc.                                           $          76
        48   ArvinMeritor, Inc.                                                                               190
        46   Black & Decker Corp.                                                                           1,952
        10   Blue Nile, Inc. (a)                                                                              239
        20   Blyth, Inc.                                                                                      166
        81   BorgWarner, Inc.                                                                               1,916
        30   Brown Shoe Co., Inc.                                                                             169
        62   Brunswick Corp.                                                                                  168
        46   Callaway Golf Co.                                                                                463
        35   Carter's, Inc. (a)                                                                               662
         7   Churchill Downs, Inc.                                                                            245
        30   Cinemark Holdings, Inc.                                                                          226
       239   Coach, Inc. (a)                                                                                4,278
        11   Columbia Sportswear Co.                                                                          347
        42   Cooper Tire & Rubber Co.                                                                         201
        58   CROCS, Inc. (a)                                                                                   74
         9   Deckers Outdoor Corp. (a)                                                                        537
       201   Eastman Kodak Co.                                                                              1,522
        21   Ethan Allen Interiors, Inc.                                                                      290
        46   Exide Technologies (a)                                                                           207
     1,435   Ford Motor Co. (a)                                                                             3,860
       107   Fortune Brands, Inc.                                                                           4,045
        33   Fossil, Inc. (a)                                                                                 502
        29   Furniture Brands International, Inc.                                                              95
       348   General Motors Corp.                                                                           1,824
        98   Gentex Corp.                                                                                     859
       170   Goodyear Tire & Rubber Co. (The) (a)                                                           1,093
        46   Guess?, Inc.                                                                                     609
       173   Harley-Davidson, Inc.                                                                          2,943
        37   Harman International Industries, Inc.                                                            557
        88   Hasbro, Inc.                                                                                   2,358
        39   Iconix Brand Group, Inc. (a)                                                                     330
        21   International Speedway Corp. - Class A                                                           545
        19   Jakks Pacific, Inc. (a)                                                                          340
        48   Jarden Corp. (a)                                                                                 599
       413   Johnson Controls, Inc.                                                                         7,294
        75   Jones Apparel Group, Inc.                                                                        385
        44   Lear Corp. (a)                                                                                   104
       123   Leggett & Platt, Inc.                                                                          1,796
        24   Life Time Fitness, Inc. (a)                                                                      359
        51   Live Nation, Inc. (a)                                                                            249
        67   Liz Claiborne, Inc.                                                                              191

 NUMBER OF
    SHARES   DESCRIPTION                                                                                    VALUE
------------------------------------------------------------------------------------------------------------------
        87   LKQ Corp. (a)                                                                          $         907
        39   Marvel Entertainment, Inc. (a)                                                                 1,149
       255   Mattel, Inc.                                                                                   3,486
        22   Matthews International Corp. - Class A                                                           898
        21   Modine Manufacturing Co.                                                                         101
        38   Mohawk Industries, Inc. (a)                                                                    1,168
       195   Newell Rubbermaid, Inc.                                                                        2,605
       270   Nike, Inc. - Class B                                                                          14,378
        23   NutriSystem, Inc.                                                                                322
        40   Phillips-Van Heusen Corp.                                                                        698
        24   Polaris Industries, Inc.                                                                         655
        42   Polo Ralph Lauren Corp.                                                                        1,814
        35   Pool Corp.                                                                                       603
        85   Quiksilver, Inc. (a)                                                                             119
        52   Regal Entertainment Group - Class A                                                              477
        76   Sherwin-Williams Co. (The)                                                                     4,479
        22   Skechers U.S.A., Inc. - Class A (a)                                                              265
        40   Snap-On, Inc.                                                                                  1,442
         9   Speedway Motorsports, Inc.                                                                       124
        57   Stanley Works (The)                                                                            1,812
        31   Tenneco, Inc. (a)                                                                                102
        26   Thor Industries, Inc.                                                                            407
        95   Tiffany & Co.                                                                                  1,880
        35   Timberland Co. - Class A (a)                                                                     355
        36   TRW Automotive Holdings Corp. (a)                                                                128
        42   Tupperware Brands Corp.                                                                          826
        23   Under Armour, Inc. - Class A(a)                                                                  529
        61   VF Corp.                                                                                       3,190
        88   Visteon Corp. (a)                                                                                 66
        49   WABCO Holdings, Inc.                                                                             728
        32   Warnaco Group, Inc. (The) (a)                                                                    573
       308   Wendy's/Arby's Group, Inc. - Class A                                                           1,238
        55   Whirlpool Corp.                                                                                2,166
        38   Wolverine World Wide, Inc.                                                                       732
        33   Zale Corp. (a)                                                                                   196
------------------------------------------------------------------------------------------------------------------
                                                                                                           95,483
------------------------------------------------------------------------------------------------------------------
             CONSUMER STAPLES - 22.1%
        62   Alberto-Culver Co.                                                                             1,331
        62   Alliance One International, Inc. (a)                                                             192
     1,506   Altria Group, Inc.                                                                            24,216
        12   Andersons, Inc. (The)                                                                            152
       434   Archer-Daniels-Midland Co.                                                                    11,883
       307   Avon Products, Inc.                                                                            6,478
        50   Bare Escentuals, Inc. (a)                                                                        236

See notes to financial statements.

                                      SemiAnnual Report | November 30, 2008 | 35

Claymore Exchange-Traded Fund Trust | PORTFOLIO OF INVESTMENTS (unaudited) continued

MZG | Claymore/Morningstar Manufacturing Super Sector Index ETF (continued)

 NUMBER OF
    SHARES   DESCRIPTION                                                                                    VALUE
------------------------------------------------------------------------------------------------------------------
             CONSUMER STAPLES (CONTINUED)
        11   Brown-Forman Corp. - Class A                                                           $         488
        52   Brown-Forman Corp. - Class B                                                                   2,282
        85   Bunge Ltd. (Bermuda)                                                                           3,609
       165   Campbell Soup Co.                                                                              5,288
        23   Central European Distribution Corp. (a)                                                          544
        29   Chiquita Brands International, Inc. (a)                                                          323
        45   Church & Dwight Co., Inc.                                                                      2,675
        97   Clorox Co.                                                                                     5,739
     1,555   Coca-Cola Co. (The)                                                                           72,883
       226   Coca-Cola Enterprises, Inc.                                                                    2,075
       374   Colgate-Palmolive Co.                                                                         24,336
       320   ConAgra Foods, Inc.                                                                            4,720
       132   Constellation Brands, Inc. - Class A (a)                                                       1,684
        51   Corn Products International, Inc.                                                              1,397
        57   Darling International, Inc. (a)                                                                  285
       106   Dean Foods Co. (a)                                                                             1,543
       137   Del Monte Foods Co.                                                                              811
        40   Energizer Holdings, Inc. (a)                                                                   1,737
        74   Estee Lauder Cos., Inc. (The) - Class A                                                        2,065
        58   Flowers Foods, Inc.                                                                            1,553
        31   Fresh Del Monte Produce, Inc. (Cayman Islands) (a)                                               782
       234   General Mills, Inc.                                                                           14,782
        12   Green Mountain Coffee Roasters, Inc. (a)                                                         436
        27   Hain Celestial Group, Inc. (a)                                                                   425
        52   Hansen Natural Corp. (a)                                                                       1,547
       109   Hershey Co. (The)                                                                              3,924
       222   HJ Heinz Co.                                                                                   8,622
        51   Hormel Foods Corp.                                                                             1,355
        83   JM Smucker Co. (The)                                                                           3,766
       167   Kellogg Co.                                                                                    7,253
       305   Kimberly-Clark Corp.                                                                          17,626
       988   Kraft Foods, Inc. - Class A                                                                   26,883
        17   Lancaster Colony Corp.                                                                           513
        21   Lance, Inc.                                                                                      410
       125   Lorillard, Inc.                                                                                7,554
        75   McCormick & Co., Inc.                                                                          2,233
       108   Molson Coors Brewing Co. - Class B                                                             4,803
        97   Pepsi Bottling Group, Inc.                                                                     1,755
        44   PepsiAmericas, Inc.                                                                              737
     1,137   PepsiCo., Inc.                                                                                64,468
     1,533   Philip Morris International, Inc.                                                             64,631
        28   Pilgrim's Pride Corp.                                                                             32
     2,145   Procter & Gamble Co.                                                                         138,031

 NUMBER OF
    SHARES   DESCRIPTION                                                                                    VALUE
------------------------------------------------------------------------------------------------------------------
        40   Ralcorp. Holdings, Inc. (a)                                                            $       2,502
       123   Reynolds American, Inc.                                                                        5,053
        12   Sanderson Farms, Inc.                                                                            374
       508   Sara Lee Corp.                                                                                 4,663
        86   Smithfield Foods, Inc. (a)                                                                       586
        16   Tootsie Roll Industries, Inc.                                                                    415
        21   TreeHouse Foods, Inc. (a)                                                                        500
       202   Tyson Foods, Inc. - Class A                                                                    1,355
        18   Universal Corp.                                                                                  575
        98   UST, Inc.                                                                                      6,737
        23   Vector Group Ltd.                                                                                330
------------------------------------------------------------------------------------------------------------------
                                                                                                          576,183
------------------------------------------------------------------------------------------------------------------
             ENERGY - 33.5%
        51   Alpha Natural Resources, Inc. (a)                                                              1,132
       346   Anadarko Petroleum Corp.                                                                      14,203
       245   Apache Corp.                                                                                  18,938
       100   Arch Coal, Inc.                                                                                1,538
        24   Arena Resources, Inc. (a)                                                                        635
        25   Atlas America, Inc.                                                                              375
        20   ATP Oil & Gas Corp. (a)                                                                          134
        38   Atwood Oceanics, Inc. (a)                                                                        688
       216   Baker Hughes, Inc.                                                                             7,523
        16   Basic Energy Services, Inc. (a)                                                                  184
        31   Berry Petroleum Co. - Class A                                                                    363
        19   Bill Barrett Corp. (a)                                                                           425
       206   BJ Services Co.                                                                                2,470
        15   Bristow Group, Inc. (a)                                                                          339
        73   Cabot Oil & Gas Corp.                                                                          2,188
        28   Cal Dive International, Inc. (a)                                                                 171
       156   Cameron International Corp. (a)                                                                3,292
        14   CARBO Ceramics, Inc.                                                                             671
        18   Carrizo Oil & Gas, Inc. (a)                                                                      373
       383   Chesapeake Energy Corp.                                                                        6,580
     1,485   Chevron Corp.                                                                                117,330
        57   Cimarex Energy Co.                                                                             1,617
         7   Clayton Williams Energy, Inc. (a)                                                                321
        15   Clean Energy Fuels Corp. (a)                                                                      73
        19   CNX Gas Corp. (a)                                                                                590
        29   Complete Production Services, Inc. (a)                                                           238
        30   Comstock Resources, Inc. (a)                                                                   1,258
        44   Concho Resources, Inc. (a)                                                                     1,038
     1,029   ConocoPhillips                                                                                54,043
       129   Consol Energy, Inc.                                                                            3,737
        10   Contango Oil & Gas Co. (a)                                                                       525

See notes to financial statements.

36 | SemiAnnual Report | November 30, 2008

Claymore Exchange-Traded Fund Trust | PORTFOLIO OF INVESTMENTS (unaudited) continued

MZG | Claymore/Morningstar Manufacturing Super Sector Index ETF (continued)

 NUMBER OF
    SHARES   DESCRIPTION                                                                                    VALUE
------------------------------------------------------------------------------------------------------------------
             ENERGY (CONTINUED)
        22   Continental Resources, Inc. (a)                                                        $         430
        17   Core Laboratories N.V. (Netherlands)                                                           1,132
        32   Crosstex Energy, Inc.                                                                            133
        45   Delta Petroleum Corp. (a)                                                                        257
       173   Denbury Resources, Inc. (a)                                                                    1,649
       311   Devon Energy Corp.                                                                            22,498
        46   Diamond Offshore Drilling, Inc.                                                                3,395
        59   Dresser-Rand Group, Inc. (a)                                                                     986
        19   Dril-Quip, Inc. (a)                                                                              374
       507   El Paso Corp.                                                                                  3,747
        35   Encore Acquisition Co. (a)                                                                       925
       103   ENSCO International, Inc.                                                                      3,338
       183   EOG Resources, Inc.                                                                           15,559
       121   EXCO Resources, Inc. (a)                                                                         928
        46   Exterran Holdings, Inc. (a)                                                                      807
     3,751   Exxon Mobil Corp.                                                                            300,643
        92   FMC Technologies, Inc. (a)                                                                     2,527
        55   Forest Oil Corp. (a)                                                                             960
        31   Foundation Coal Holdings, Inc.                                                                   442
        76   Frontier Oil Corp.                                                                               907
        60   Global Industries Ltd. (a)                                                                       177
        16   Goodrich Petroleum Corp. (a)                                                                     577
       127   Grey Wolf, Inc. (a)                                                                              696
        14   Gulfmark Offshore, Inc. (a)                                                                      396
       651   Halliburton Co.                                                                               11,458
        57   Helix Energy Solutions Group, Inc. (a)                                                           367
        66   Helmerich & Payne, Inc.                                                                        1,674
        61   Hercules Offshore, Inc. (a)                                                                      355
       215   Hess Corp.                                                                                    11,619
        32   Holly Corp.                                                                                      582
        83   International Coal Group, Inc. (a)                                                               236
        59   ION Geophysical Corp. (a)                                                                        177
        92   Key Energy Services, Inc. (a)                                                                    437
        10   Lufkin Industries, Inc.                                                                          493
       524   Marathon Oil Corp.                                                                            13,718
        55   Mariner Energy, Inc. (a)                                                                         604
        56   Massey Energy Co.                                                                                875
        36   McMoRan Exploration Co. (a)                                                                      405
       134   Murphy Oil Corp.                                                                               5,903
       202   Nabors Industries Ltd. (Bermuda) (a)                                                           2,929
        10   NATCO Group, Inc. - Class A (a)                                                                  181
       288   National Oilwell VarCo., Inc. (a)                                                              8,148
        92   Newfield Exploration Co. (a)                                                                   2,077

 NUMBER OF
    SHARES   DESCRIPTION                                                                                    VALUE
------------------------------------------------------------------------------------------------------------------
       188   Noble Corp. (Cayman Islands)                                                           $       5,037
       120   Noble Energy, Inc.                                                                             6,274
       606   Occidental Petroleum Corp.                                                                    32,809
        38   Oceaneering International, Inc. (a)                                                              981
        34   Oil States International, Inc. (a)                                                               728
        26   Parallel Petroleum Corp. (a)                                                                      82
        75   Parker Drilling Co. (a)                                                                          230
        38   Patriot Coal Corp. (a)                                                                           322
       108   Patterson-UTI Energy, Inc.                                                                     1,349
       190   Peabody Energy Corp.                                                                           4,452
        26   Penn Virginia Corp.                                                                              781
       171   PetroHawk Energy Corp. (a)                                                                     2,987
        10   Petroleum Development Corp. (a)                                                                  192
        31   Petroquest Energy, Inc. (a)                                                                      217
        36   Pioneer Drilling Co. (a)                                                                         264
        84   Pioneer Natural Resources Co.                                                                  1,687
        75   Plains Exploration & Production Co. (a)                                                        1,736
       119   Pride International, Inc. (a)                                                                  1,929
        76   Quicksilver Resources, Inc. (a)                                                                  473
       107   Range Resources Corp.                                                                          4,437
        15   Rex Energy Corp. (a)                                                                              92
        35   Rosetta Resources, Inc. (a)                                                                      264
        76   Rowan Cos., Inc.                                                                               1,319
        27   RPC, Inc.                                                                                        232
        59   SandRidge Energy, Inc. (a)                                                                       523
       876   Schlumberger Ltd. (Netherlands Antilles)                                                      44,448
        17   SEACOR Holdings, Inc. (a)                                                                      1,124
       150   Smith International, Inc.                                                                      4,386
        69   Southern Union Co.                                                                               948
       240   Southwestern Energy Co. (a)                                                                    8,249
       435   Spectra Energy Corp.                                                                           7,073
        43   St Mary Land & Exploration Co.                                                                   865
        20   Stone Energy Corp. (a)                                                                           332
        84   Sunoco, Inc.                                                                                   3,338
        57   Superior Energy Services (a)                                                                     960
        21   Swift Energy Co. (a)                                                                             449
        97   Tesoro Corp.                                                                                     891
        50   Tetra Technologies, Inc. (a)                                                                     241
        39   Tidewater, Inc.                                                                                1,540
       233   Transocean, Inc. (Cayman Islands) (a)                                                         15,583
       106   Ultra Petroleum Corp. (Canada) (a)                                                             4,307
        32   Unit Corp. (a)                                                                                   918
       370   Valero Energy Corp.                                                                            6,789
        14   Venoco, Inc. (a)                                                                                  47

See notes to financial statements.

                                      SemiAnnual Report | November 30, 2008 | 37

Claymore Exchange-Traded Fund Trust | PORTFOLIO OF INVESTMENTS (unaudited) continued

MZG | Claymore/Morningstar Manufacturing Super Sector Index ETF (continued)

 NUMBER OF
    SHARES   DESCRIPTION                                                                                    VALUE
------------------------------------------------------------------------------------------------------------------
             ENERGY (CONTINUED)
        19   W&T Offshore, Inc.                                                                     $         266
        36   Walter Industries Inc                                                                            657
        37   Warren Resources, Inc. (a)                                                                       123
       476   Weatherford International Ltd. (Bermuda) (a)                                                   6,079
        20   Western Refining, Inc. (a)                                                                       152
        29   Whiting Petroleum Corp. (a)                                                                    1,111
       417   Williams Cos., Inc.                                                                            6,764
        19   World Fuel Services Corp.                                                                        690
       405   XTO Energy, Inc.                                                                              15,487
------------------------------------------------------------------------------------------------------------------
                                                                                                          871,927
------------------------------------------------------------------------------------------------------------------
             FINANCIALS - 0.3%
       121   Leucadia National Corp.                                                                        2,366
       121   Plum Creek Timber Co., Inc. - REIT                                                             4,306
        53   Rayonier, Inc. - REIT                                                                          1,770
         8   Tejon Ranch Co. (a)                                                                              209
------------------------------------------------------------------------------------------------------------------
                                                                                                            8,651
------------------------------------------------------------------------------------------------------------------
             HEALTH CARE - 0.1%
        11   SurModics, Inc. (a)                                                                              250
        27   Teleflex, Inc.                                                                                 1,279
        23   West Pharmaceutical Services, Inc.                                                               817
------------------------------------------------------------------------------------------------------------------
                                                                                                            2,346
------------------------------------------------------------------------------------------------------------------
             INDUSTRIALS - 18.7%
       470   3M Co.                                                                                        31,457
        25   AAR Corp. (a)                                                                                    423
        37   ACCO Brands Corp. (a)                                                                             34
        38   Actuant Corp. - Class A                                                                          682
        30   Acuity Brands, Inc.                                                                              809
        64   AGCO Corp. (a)                                                                                 1,576
        31   Aircastle Ltd. (Bermuda)                                                                         169
        18   Albany International Corp. - Class A                                                             277
        23   Alliant Techsystems, Inc. (a)                                                                  1,891
        27   American Superconductor Corp. (a)                                                                353
         6   Ameron International Corp.                                                                       323
        73   Ametek, Inc.                                                                                   2,550
        14   AO Smith Corp.                                                                                   458
        27   Applied Industrial Technologies, Inc.                                                            515
        12   Armstrong World Industries, Inc. (a)                                                             204
        11   Astec Industries, Inc. (a)                                                                       333
        65   Avery Dennison Corp.                                                                           2,021
        11   Badger Meter, Inc.                                                                               345
        29   Baldor Electric Co.                                                                              478
        29   Barnes Group, Inc.                                                                               388
        65   BE Aerospace, Inc. (a)                                                                           532

 NUMBER OF
    SHARES   DESCRIPTION                                                                                    VALUE
------------------------------------------------------------------------------------------------------------------
       485   Boeing Co.                                                                             $      20,676
        34   Brady Corp. - Class A                                                                            702
        35   Briggs & Stratton Corp.                                                                          493
        52   Bucyrus International, Inc.                                                                    1,016
        44   Carlisle Cos., Inc.                                                                              934
       448   Caterpillar, Inc.                                                                             18,364
        34   Cenveo, Inc. (a)                                                                                 128
        17   Ceradyne, Inc. (a)                                                                               446
        12   CIRCOR International, Inc.                                                                       262
        35   Clarcor, Inc.                                                                                  1,124
       123   Cooper Industries Ltd. - Class A (Bermuda)                                                     2,969
        36   Crane Co.                                                                                        534
        11   Cubic Corp.                                                                                      291
       130   Cummins, Inc.                                                                                  3,325
        30   Curtiss-Wright Corp.                                                                           1,002
       183   Danaher Corp.                                                                                 10,182
       305   Deere & Co.                                                                                   10,617
       133   Dover Corp.                                                                                    3,967
        12   Dynamic Materials Corp.                                                                          191
        17   DynCorp. International, Inc. - Class A (a)                                                       252
       118   Eaton Corp.                                                                                    5,468
       574   Emerson Electric Co.                                                                          20,601
        32   Energy Conversion Devices, Inc. (a)                                                              895
        26   EnerSys (a)                                                                                      222
        15   EnPro Industries, Inc. (a)                                                                       280
       107   Evergreen Solar, Inc. (a)                                                                        292
        33   Federal Signal Corp.                                                                             232
        40   Flowserve Corp.                                                                                2,013
        11   Franklin Electric Co., Inc.                                                                      325
        48   FuelCell Energy, Inc. (a)                                                                        209
        36   Gardner Denver, Inc. (a)                                                                         891
        37   General Cable Corp. (a)                                                                          611
       248   General Dynamics Corp.                                                                        12,814
     7,249   General Electric Co.                                                                         124,465
        87   Goodrich Corp.                                                                                 2,928
        46   Graco., Inc.                                                                                     987
        73   GrafTech International Ltd. (a)                                                                  488
        59   Harsco Corp.                                                                                   1,484
         5   Heico Corp.                                                                                      161
        10   Heico Corp. - Class A                                                                            232
        44   Herman Miller, Inc.                                                                              647
        65   Hexcel Corp. (a)                                                                                 488
        27   HNI Corp.                                                                                        360
       506   Honeywell International, Inc.                                                                 14,097

See notes to financial statements.

38 | SemiAnnual Report | November 30, 2008

Claymore Exchange-Traded Fund Trust | PORTFOLIO OF INVESTMENTS (unaudited) continued

MZG | Claymore/Morningstar Manufacturing Super Sector Index ETF (continued)

 NUMBER OF
    SHARES   DESCRIPTION                                                                                    VALUE
------------------------------------------------------------------------------------------------------------------
             INDUSTRIALS (CONTINUED)
        35   Hubbell, Inc. - Class B                                                                $       1,046
        55   IDEX Corp.                                                                                     1,265
        17   II-VI, Inc. (a)                                                                                  342
       317   Illinois Tool Works, Inc.                                                                     10,816
       229   Ingersoll-Rand Co.Ltd. - Class A (Bermuda)                                                     3,591
        37   Interface, Inc. - Class A                                                                        205
       130   ITT Corp.                                                                                      5,442
        76   Joy Global, Inc.                                                                               1,770
        17   Kaman Corp.                                                                                      401
        19   Kaydon Corp.                                                                                     586
        55   Kennametal, Inc.                                                                               1,028
        34   Knoll, Inc.                                                                                      366
        28   Lincoln Electric Holdings, Inc.                                                                1,279
         9   Lindsay Corp.                                                                                    350
       231   Lockheed Martin Corp.                                                                         17,812
         9   M&F Worldwide Corp. (a)                                                                          142
        91   Manitowoc Co., Inc. (The)                                                                        717
       259   Masco Corp.                                                                                    2,481
       161   McDermott International, Inc. (Panama) (a)                                                     1,570
        12   Middleby Corp. (a)                                                                               388
        22   Mine Safety Appliances Co.                                                                       538
        24   Mobile Mini, Inc. (a)                                                                            312
        26   Moog, Inc. - Class A (a)                                                                         837
        25   Mueller Industries, Inc.                                                                         583
        20   Mueller Water Products, Inc. - Class A                                                           123
        60   Mueller Water Products, Inc. - Class B                                                           356
         4   NACCO Industries, Inc. - Class A                                                                 146
        21   Nordson Corp.                                                                                    681
       226   Northrop Grumman Corp.                                                                         9,255
        41   Orbital Sciences Corp. (a)                                                                       705
        50   Oshkosh Corp.                                                                                    350
        18   Otter Tail Corp.                                                                                 338
        61   Owens Corning, Inc. (a)                                                                          973
       245   Paccar, Inc.                                                                                   6,828
       120   Parker Hannifin Corp.                                                                          4,930
       145   Pitney Bowes, Inc.                                                                             3,583
        16   Polypore International, Inc. (a)                                                                  72
        98   Precision Castparts Corp.                                                                      6,145
       117   Quanta Services, Inc. (a)                                                                      1,902
       296   Raytheon Co.                                                                                  14,445
        14   RBC Bearings, Inc. (a)                                                                           318
        22   Regal-Beloit Corp.                                                                               740
        18   Robbins & Myers, Inc.                                                                            405

 NUMBER OF
    SHARES   DESCRIPTION                                                                                    VALUE
------------------------------------------------------------------------------------------------------------------
        97   Rockwell Automation, Inc.                                                              $       3,022
       113   Rockwell Collins, Inc.                                                                         3,851
        63   Roper Industries, Inc.                                                                         2,884
         8   Sauer-Danfoss, Inc.                                                                               65
        13   School Specialty, Inc. (a)                                                                       208
        54   Shaw Group, Inc. (The) (a)                                                                       994
        26   Simpson Manufacturing Co., Inc.                                                                  676
        71   Spirit Aerosystems Holdings, Inc. - Class A (a)                                                  643
        39   SPX Corp.                                                                                      1,455
        46   Steelcase, Inc. - Class A                                                                        297
        22   Teledyne Technologies, Inc. (a)                                                                  894
        12   Tennant Co.                                                                                      289
        72   Terex Corp. (a)                                                                                1,027
        13   Textainer Group Holdings Ltd. (Bermuda)                                                          132
       175   Textron, Inc.                                                                                  2,665
        52   Timken Co.                                                                                       755
        22   Titan International, Inc.                                                                        210
        28   Toro Co.                                                                                         796
        17   TransDigm Group, Inc. (a)                                                                        604
        19   Tredegar Corp.                                                                                   299
        55   Trinity Industries, Inc.                                                                         818
        12   Triumph Group, Inc.                                                                              410
       340   Tyco International Ltd. (Bermuda)                                                              7,106
        19   United Stationers, Inc. (a)                                                                      604
       651   United Technologies Corp.                                                                     31,593
        13   Universal Forest Products, Inc.                                                                  273
        50   USG Corp. (a)                                                                                    473
        13   Valmont Industries, Inc.                                                                         719
        33   Wabtec Corp.                                                                                   1,273
        17   Watsco, Inc.                                                                                     669
        22   Watts Water Technologies, Inc. - Class A                                                         495
        31   WESCO International, Inc. (a)                                                                    458
        42   Woodward Governor Co.                                                                            892
------------------------------------------------------------------------------------------------------------------
                                                                                                          488,194
------------------------------------------------------------------------------------------------------------------
             INFORMATION TECHNOLOGY - 0.9%
        24   Advanced Energy Industries, Inc. (a)                                                             187
        22   Anixter International, Inc. (a)                                                                  603
     1,097   Corning, Inc.                                                                                  9,884
        25   Daktronics, Inc.                                                                                 228
        35   Dolby Laboratories, Inc. - Class A (a)                                                         1,044
        96   Flir Systems, Inc. (a)                                                                         2,978
        32   Intermec, Inc. (a)                                                                               425
        12   MTS Systems Corp.                                                                                312
        22   Rofin-Sinar Technologies, Inc. (a)                                                               522

See notes to financial statements.

                                      SemiAnnual Report | November 30, 2008 | 39

Claymore Exchange-Traded Fund Trust | PORTFOLIO OF INVESTMENTS (unaudited) continued

MZG | Claymore/Morningstar Manufacturing Super Sector Index ETF (continued)

 NUMBER OF
    SHARES   DESCRIPTION                                                                                    VALUE
------------------------------------------------------------------------------------------------------------------
             INFORMATION TECHNOLOGY (CONTINUED)
        12   Rogers Corp. (a)                                                                       $         338
       133   SAIC, Inc. (a)                                                                                 2,367
        18   Scansource, Inc. (a)                                                                             306
        28   Technitrol, Inc.                                                                                  98
        70   TiVo, Inc. (a)                                                                                   351
       630   Xerox Corp.                                                                                    4,404
------------------------------------------------------------------------------------------------------------------
                                                                                                           24,047
------------------------------------------------------------------------------------------------------------------
             MATERIALS - 8.3%
       138   Air Products & Chemicals, Inc.                                                                 6,591
        49   Airgas, Inc.                                                                                   1,752
        78   AK Steel Holding Corp.                                                                           615
        65   Albemarle Corp.                                                                                1,321
       571   Alcoa, Inc.                                                                                    6,144
        67   Allegheny Technologies, Inc.                                                                   1,538
        15   AM Castle & Co                                                                                   136
        17   AMCOL International Corp.                                                                        342
        44   Aptargroup, Inc.                                                                               1,471
        17   Arch Chemicals, Inc.                                                                             491
        45   Ashland, Inc.                                                                                    434
        70   Ball Corp.                                                                                     2,551
        72   Bemis Co., Inc.                                                                                1,945
        14   Brush Engineered Materials, Inc. (a)                                                             162
        42   Cabot Corp.                                                                                      869
        36   Carpenter Technology Corp.                                                                       600
       106   Celanese Corp. - Class A                                                                       1,224
        22   Century Aluminum Co. (a)                                                                         179
        39   CF Industries Holdings, Inc.                                                                   2,053
       165   Chemtura Corp.                                                                                   276
        75   Cliffs Natural Resources, Inc.                                                                 1,781
       378   Coeur d'Alene Mines Corp. (a)                                                                    257
        81   Commercial Metals Co.                                                                            970
        22   Compass Minerals International, Inc.                                                           1,232
       112   Crown Holdings, Inc. (a)                                                                       1,798
        36   Cytec Industries, Inc.                                                                           793
         8   Deltic Timber Corp.                                                                              383
       684   Dow Chemical Co. (The)                                                                        12,688
        33   Eagle Materials, Inc.                                                                            693
        50   Eastman Chemical Co.                                                                           1,645
       123   Ecolab, Inc.                                                                                   4,722
       661   EI Du Pont de Nemours & Co.                                                                   16,565
        30   Ferro Corp.                                                                                      193
        55   FMC Corp.                                                                                      2,403
       267   Freeport-McMoRan Copper & Gold, Inc.                                                           6,405

 NUMBER OF
    SHARES   DESCRIPTION                                                                                    VALUE
------------------------------------------------------------------------------------------------------------------
        31   Glatfelter                                                                             $         295
        16   Greif, Inc. - Class A                                                                            530
         8   Greif, Inc. - Class B                                                                            227
         7   Haynes International, Inc. (a)                                                                   128
        42   HB Fuller Co.                                                                                    745
        82   Hecla Mining Co. (a)                                                                             190
        68   Huntsman Corp.                                                                                   486
        57   International Flavors & Fragrances, Inc.                                                       1,741
       309   International Paper Co.                                                                        3,847
        10   Kaiser Aluminum Corp.                                                                            211
        11   Koppers Holdings, Inc.                                                                           236
        71   Louisiana-Pacific Corp.                                                                          164
        48   Lubrizol Corp.                                                                                 1,686
        29   Martin Marietta Materials, Inc.                                                                2,542
       115   MeadWestvaco Corp.                                                                             1,341
        13   Minerals Technologies, Inc.                                                                      610
       398   Monsanto Co.                                                                                  31,522
       103   Mosaic Co. (The)                                                                               3,126
        99   Nalco Holding Co.                                                                              1,130
        10   NewMarket Corp.                                                                                  335
       303   Newmont Mining Corp.                                                                          10,196
       200   Nucor Corp.                                                                                    7,136
        45   Olin Corp.                                                                                       737
        20   OM Group, Inc. (a)                                                                               395
       118   Owens-Illinois, Inc. (a)                                                                       2,386
        81   Packaging Corp. of America                                                                     1,209
        89   Pactiv Corp. (a)                                                                               2,224
        59   PolyOne Corp. (a)                                                                                167
       119   PPG Industries, Inc.                                                                           5,226
       234   Praxair, Inc.                                                                                 13,818
        46   Reliance Steel & Aluminum Co.                                                                    949
        25   Rock-Tenn Co. - Class A                                                                          844
        25   Rockwood Holdings, Inc. (a)                                                                      223
        86   Rohm & Haas Co.                                                                                5,883
        18   Royal Gold, Inc.                                                                                 720
        85   RPM International, Inc.                                                                        1,019
        16   RTI International Metals, Inc. (a)                                                               192
        15   Schnitzer Steel Industries, Inc. - Class A                                                       405
        16   Schulman A, Inc.                                                                                 217
        29   Scotts Miracle-Gro Co. (The) - Class A                                                           938
       111   Sealed Air Corp.                                                                               1,757
        32   Sensient Technologies Corp.                                                                      769
        78   Sigma-Aldrich Corp.                                                                            3,363
        18   Silgan Holdings, Inc.                                                                            814

See notes to financial statements.

40 | SemiAnnual Report | November 30, 2008

Claymore Exchange-Traded Fund Trust | PORTFOLIO OF INVESTMENTS (unaudited) continued

MZG | Claymore/Morningstar Manufacturing Super Sector Index ETF (continued)

 NUMBER OF
    SHARES   DESCRIPTION                                                                                    VALUE
------------------------------------------------------------------------------------------------------------------
             MATERIALS (CONTINUED)
       174   Smurfit-Stone Container Corp. (a)                                                      $          99
        70   Sonoco Products Co.                                                                            1,757
       136   Steel Dynamics, Inc.                                                                           1,123
        30   Stillwater Mining Co. (a)                                                                         94
        64   Temple-Inland, Inc.                                                                              202
        64   Terra Industries, Inc.                                                                           941
        19   Texas Industries, Inc.                                                                           586
        60   Titanium Metals Corp.                                                                            507
        84   United States Steel Corp.                                                                      2,554
         8   Valhi, Inc.                                                                                      112
        65   Valspar Corp.                                                                                  1,275
        67   Vulcan Materials Co.                                                                           4,019
        13   Westlake Chemical Corp.                                                                          219
       151   Weyerhaeuser Co.                                                                               5,681
        47   Worthington Industries, Inc.                                                                     624
        39   WR Grace & Co. (a)                                                                               200
        19   Zoltek Cos., Inc. (a)                                                                            153
------------------------------------------------------------------------------------------------------------------
                                                                                                          216,047
------------------------------------------------------------------------------------------------------------------
             UTILITIES - 11.8%
       479   AES Corp. (The) (a)                                                                            3,684
        55   AGL Resources, Inc.                                                                            1,656
       120   Allegheny Energy, Inc.                                                                         4,230
        17   Allete, Inc.                                                                                     582
        78   Alliant Energy Corp.                                                                           2,486
       147   Ameren Corp.                                                                                   5,230
       283   American Electric Power Co., Inc.                                                              8,855
        12   American States Water Co.                                                                        420
        41   American Water Works Co., Inc.                                                                   831
        90   Aqua America, Inc.                                                                             1,952
        61   Atmos Energy Corp.                                                                             1,521
        36   Avista Corp.                                                                                     636
        26   Black Hills Corp.                                                                                671
        13   California Water Service Group                                                                   552
       247   Calpine Corp. (a)                                                                              2,213
       213   Centerpoint Energy, Inc.                                                                       2,754
        11   CH Energy Group, Inc.                                                                            481
        41   Cleco Corp.                                                                                      966
       154   CMS Energy Corp.                                                                               1,565
       194   Consolidated Edison, Inc.                                                                      7,836
       128   Constellation Energy Group, Inc.                                                               3,132
       426   Dominion Resources, Inc.                                                                      15,685
        78   DPL, Inc.                                                                                      1,624
       115   DTE Energy Co.                                                                                 4,277

 NUMBER OF
    SHARES   DESCRIPTION                                                                                    VALUE
------------------------------------------------------------------------------------------------------------------
       927   Duke Energy Corp.                                                                      $      14,424
       350   Dynegy, Inc. - Class A (a)                                                                       780
       215   Edison International                                                                           7,181
        32   El Paso Electric Co. (a)                                                                         577
        24   Empire District Electric Co. (The)                                                               421
        46   Energen Corp.                                                                                  1,417
       142   Entergy Corp.                                                                                 12,084
        92   Equitable Resources, Inc.                                                                      3,070
       485   Exelon Corp.                                                                                  27,262
       226   FirstEnergy Corp.                                                                             13,239
       266   FPL Group, Inc.                                                                               12,970
        80   Great Plains Energy, Inc.                                                                      1,503
        56   Hawaiian Electric Industries, Inc.                                                             1,527
        32   Idacorp, Inc.                                                                                    973
        52   Integrys Energy Group, Inc.                                                                    2,297
        34   ITC Holdings Corp.                                                                             1,428
        14   Laclede Group, Inc. (The)                                                                        738
       118   MDU Resources Group, Inc.                                                                      2,399
        14   MGE Energy, Inc.                                                                                 496
       145   Mirant Corp. (a)                                                                               2,497
        48   National Fuel Gas Co.                                                                          1,561
        28   New Jersey Resources Corp.                                                                     1,124
        31   NiCor, Inc.                                                                                    1,264
       192   NiSource, Inc.                                                                                 2,314
       108   Northeast Utilities                                                                            2,516
        19   Northwest Natural Gas Co.                                                                        949
        24   NorthWestern Corp.                                                                               496
       168   NRG Energy, Inc. (a)                                                                           3,980
        73   NSTAR                                                                                          2,592
       165   NV Energy, Inc.                                                                                1,564
        63   OGE Energy Corp.                                                                               1,669
        71   Oneok, Inc.                                                                                    2,083
        12   Ormat Technologies, Inc.                                                                         361
       140   Pepco Holdings, Inc.                                                                           2,519
       264   PG&E Corp.                                                                                    10,043
        48   Piedmont Natural Gas Co.                                                                       1,613
        70   Pinnacle West Capital Corp.                                                                    2,128
        47   PNM Resources, Inc.                                                                              491
        43   Portland General Electric Co.                                                                    787
       261   PPL Corp.                                                                                      8,845
       185   Progress Energy, Inc.                                                                          7,343
       376   Public Service Enterprise Group, Inc.                                                         11,618
        80   Puget Energy, Inc.                                                                             1,958
       124   Questar Corp.                                                                                  3,992

See notes to financial statements.

                                      SemiAnnual Report | November 30, 2008 | 41

Claymore Exchange-Traded Fund Trust | PORTFOLIO OF INVESTMENTS (unaudited) continued

MZG | Claymore/Morningstar Manufacturing Super Sector Index ETF (continued)

 NUMBER OF
    SHARES   DESCRIPTION                                                                                    VALUE
------------------------------------------------------------------------------------------------------------------
             UTILITIES (CONTINUED)
       244   Reliant Energy, Inc. (a)                                                               $       1,401
        74   SCANA Corp.                                                                                    2,571
       163   Sempra Energy                                                                                  7,607
         9   SJW Corp.                                                                                        252
        20   South Jersey Industries, Inc.                                                                    780
       563   Southern Co.                                                                                  20,448
        29   Southwest Gas Corp.                                                                              751
       143   TECO Energy, Inc.                                                                              1,859
        72   UGI Corp.                                                                                      1,682
        16   UIL Holdings Corp.                                                                               477
        24   Unisource Energy Corp.                                                                           674
        52   Vectren Corp.                                                                                  1,464
        70   Westar Energy, Inc.                                                                            1,416
        34   WGL Holdings, Inc.                                                                             1,227
        82   Wisconsin Energy Corp.                                                                         3,564
       303   Xcel Energy, Inc.                                                                              5,699
------------------------------------------------------------------------------------------------------------------
                                                                                                          306,804
------------------------------------------------------------------------------------------------------------------
             TOTAL COMMON STOCK - 99.4%
             (Cost $3,743,028)                                                                          2,589,682
------------------------------------------------------------------------------------------------------------------
             EXCHANGE-TRADED FUNDS - 0.5%
       155   SPDR Trust Series 1
             (Cost $14,370)                                                                                13,942
------------------------------------------------------------------------------------------------------------------
             TOTAL INVESTMENTS - 99.9%
             (Cost $3,757,398)                                                                          2,603,624
             Other Assets in Excess of Liabilities - 0.1%                                                   1,992
------------------------------------------------------------------------------------------------------------------
             NET ASSETS - 100.0%                                                                    $   2,605,616
==================================================================================================================

REIT - Real Estate Investment Trust

(a) Non-income producing security.

Securities are classified by sectors that represent broad groupings of related industries.

See notes to financial statements.

42 | SemiAnnual Report | November 30, 2008

Claymore Exchange-Traded Fund Trust | PORTFOLIO OF INVESTMENTS (unaudited) continued

MZO | Claymore/Morningstar Services Super Sector Index ETF

 NUMBER OF
    SHARES   DESCRIPTION                                                                                    VALUE
------------------------------------------------------------------------------------------------------------------
             COMMON STOCKS - 99.2%

             CONSUMER DISCRETIONARY - 11.4%
        29   99 Cents Only Stores (a)                                                               $         313
        25   Aaron Rents, Inc.                                                                                661
        47   Abercrombie & Fitch Co. - Class A                                                                909
        58   Advance Auto Parts, Inc.                                                                       1,761
        42   Aeropostale, Inc. (a)                                                                            635
       173   Amazon.com, Inc. (a)                                                                           7,387
       102   American Eagle Outfitters, Inc.                                                                  979
        13   Ameristar Casinos, Inc.                                                                          100
        38   AnnTaylor Stores Corp. (a)                                                                       171
        75   Apollo Group, Inc. - Class A (a)                                                               5,763
        16   Arbitron, Inc.                                                                                   224
        62   AutoNation, Inc. (a)                                                                             529
        24   Autozone, Inc. (a)                                                                             2,621
        26   Bally Technologies, Inc. (a)                                                                     480
        29   Barnes & Noble, Inc.                                                                             458
        13   Bebe Stores, Inc.                                                                                 80
       150   Bed Bath & Beyond, Inc. (a)                                                                    3,044
       187   Best Buy Co., Inc.                                                                             3,873
        46   Big Lots, Inc. (a)                                                                               806
        20   Bob Evans Farms, Inc.                                                                            335
        31   Boyd Gaming Corp.                                                                                136
        62   Brinker International, Inc.                                                                      412
        12   Buckle, Inc. (The)                                                                               226
        53   Burger King Holdings, Inc.                                                                     1,140
        24   Cabela's, Inc. (a)                                                                               150
         6   Capella Education Co. (a)                                                                        359
        51   Career Education Corp. (a)                                                                       942
       117   Carmax, Inc. (a)                                                                                 890
       232   Carnival Corp. (Panama)                                                                        4,872
        14   CBRL Group, Inc.                                                                                 271
        18   CEC Entertainment, Inc. (a)                                                                      310
        65   Centex Corp.                                                                                     595
        41   Champion Enterprises, Inc. (a)                                                                    30
        67   Charming Shoppes, Inc. (a)                                                                       101
        37   Cheesecake Factory (The) (a)                                                                     269
        95   Chico's FAS, Inc. (a)                                                                            242
        13   Children's Place Retail Stores, Inc. (The) (a)                                                   305
         8   Chipotle Mexican Grill, Inc. - Class A (a)                                                       397
        10   Chipotle Mexican Grill, Inc. - Class B (a)                                                       461
        20   Choice Hotels International, Inc.                                                                502
        19   Clear Channel Outdoor Holdings, Inc. - Class A (a)                                               139

 NUMBER OF
    SHARES   DESCRIPTION                                                                                    VALUE
------------------------------------------------------------------------------------------------------------------
        14   Coinstar, Inc. (a)                                                                     $         260
        36   Collective Brands, Inc. (a)                                                                      275
        47   Corinthian Colleges, Inc. (a)                                                                    756
        70   Darden Restaurants, Inc.                                                                       1,280
        33   DeVry, Inc.                                                                                    1,897
        46   Dick's Sporting Goods, Inc. (a)                                                                  580
        36   Dillard's, Inc. - Class A                                                                        132
         9   DineEquity, Inc.                                                                                 115
        53   Dollar Tree, Inc. (a)                                                                          2,245
        25   Domino's Pizza, Inc. (a)                                                                          97
       148   DR Horton, Inc.                                                                                1,017
        25   Dress Barn, Inc. (a)                                                                             196
       115   Expedia, Inc. (a)                                                                                966
        78   Family Dollar Stores, Inc.                                                                     2,167
        85   Foot Locker, Inc.                                                                                572
        84   GameStop Corp. - Class A (a)                                                                   1,835
       298   Gap, Inc. (The)                                                                                3,880
        22   Gaylord Entertainment Co. (a)                                                                    202
        92   Genuine Parts Co.                                                                              3,602
        13   Group 1 Automotive, Inc.                                                                         136
        18   Gymboree Corp. (a)                                                                               453
       179   H&R Block, Inc.                                                                                3,424
        52   Hanesbrands, Inc. (a)                                                                            672
        17   Hibbett Sports, Inc. (a)                                                                         242
       951   Home Depot, Inc.                                                                              21,978
        24   Hovnanian Enterprises, Inc. - Class A (a)                                                         53
        19   Interactive Data Corp.                                                                           440
       173   International Game Technology                                                                  1,853
       254   Interpublic Group of Cos., Inc. (a)                                                            1,039
        22   ITT Educational Services, Inc. (a)                                                             1,982
        33   J Crew Group, Inc. (a)                                                                           335
        34   Jack in the Box, Inc. (a)                                                                        595
       107   JC Penney Co., Inc.                                                                            2,032
        42   KB Home                                                                                          488
       164   Kohl's Corp. (a)                                                                               5,356
        38   Lamar Advertising Co. - Class A (a)                                                              565
        57   Las Vegas Sands Corp. (a)                                                                        295
        68   Lennar Corp. - Class A                                                                           483
         6   Lennar Corp. - Class B                                                                            31
       169   Limited Brands, Inc.                                                                           1,573
       822   Lowe's Cos., Inc.                                                                             16,983
       238   Macy's, Inc.                                                                                   1,766
       176   Marriott International, Inc. - Class A                                                         2,955

See notes to financial statements.

                                      SemiAnnual Report | November 30, 2008 | 43

Claymore Exchange-Traded Fund Trust | PORTFOLIO OF INVESTMENTS (unaudited) continued

MZO | Claymore/Morningstar Services Super Sector Index ETF (continued)

 NUMBER OF
    SHARES   DESCRIPTION                                                                                    VALUE
------------------------------------------------------------------------------------------------------------------
             CONSUMER DISCRETIONARY (CONTINUED)
       634   McDonald's Corp.                                                                       $     37,248
        19   MDC Holdings, Inc.                                                                              589
        27   Men's Wearhouse, Inc.                                                                           287
        57   MGM Mirage (a)                                                                                  683
        23   National CineMedia, Inc.                                                                        187
        28   NetFlix, Inc. (a)                                                                               643
        98   Nordstrom, Inc.                                                                               1,114
         3   NVR, Inc. (a)                                                                                 1,303
       151   Office Depot, Inc. (a)                                                                          297
        40   OfficeMax, Inc.                                                                                 218
       184   Omnicom Group, Inc.                                                                           5,205
        19   Orbitz Worldwide, Inc. (a)                                                                       46
        75   O'Reilly Automotive, Inc. (a)                                                                 1,955
        38   Pacific Sunwear Of California, Inc. (a)                                                          57
        17   Panera Bread Co. - Class A (a)                                                                  755
        12   Papa John's International, Inc. (a)                                                             213
        41   Penn National Gaming, Inc. (a)                                                                  869
        22   Penske Auto Group, Inc.                                                                         167
        74   PetSmart, Inc.                                                                                1,299
        14   PF Chang's China Bistro, Inc. (a)                                                               262
        47   Pier 1 Imports, Inc. (a)                                                                         42
        32   Pinnacle Entertainment, Inc. (a)                                                                182
        19   priceline.com, Inc. (a)                                                                       1,311
       114   Pulte Homes, Inc.                                                                             1,214
        74   RadioShack Corp.                                                                                729
         8   Red Robin Gourmet Burgers, Inc. (a)                                                              98
        25   Regis Corp.                                                                                     275
        38   Rent-A-Center, Inc. (a)                                                                         624
        75   Ross Stores, Inc.                                                                             1,988
        77   Royal Caribbean Cruises, Ltd. (Liberia)                                                         725
        23   Ryland Group, Inc.                                                                              390
        66   Saks, Inc. (a)                                                                                  284
        46   Sally Beauty Holdings, Inc. (a)                                                                 200
        38   Scientific Games Corp. - Class A (a)                                                            570
        24   Sealy Corp.                                                                                      72
        41   Sears Holdings Corp. (a)                                                                      1,486
       160   Service Corp. International                                                                     931
        17   Sonic Automotive, Inc. - Class A                                                                 55
        36   Sonic Corp. (a)                                                                                 304
        36   Sotheby's                                                                                       358
        24   Stage Stores, Inc.                                                                              139
       395   Staples, Inc.                                                                                 6,857

 NUMBER OF
    SHARES   DESCRIPTION                                                                                    VALUE
------------------------------------------------------------------------------------------------------------------
       410   Starbucks Corp. (a)                                                                    $       3,661
        98   Starwood Hotels & Resorts Worldwide, Inc.                                                      1,652
        51   Stewart Enterprises, Inc. - Class A                                                              163
         8   Strayer Education, Inc.                                                                        1,917
         6   Systemax, Inc.                                                                                    59
       395   Target Corp.                                                                                  13,335
        43   Tempur-Pedic International, Inc.                                                                 301
        30   Texas Roadhouse, Inc. - Class A (a)                                                              168
        24   thinkorswim Group, Inc. (a)                                                                      155
       238   TJX Cos., Inc.                                                                                 5,431
        73   Toll Brothers, Inc. (a)                                                                        1,455
        19   Tractor Supply Co. (a)                                                                           729
        16   Ulta Salon Cosmetics & Fragrance, Inc. (a)                                                       115
         8   Unifirst Corp.                                                                                   222
        64   Urban Outfitters, Inc. (a)                                                                     1,163
        17   Vail Resorts, Inc. (a)                                                                           370
        20   Weight Watchers International, Inc.                                                              566
        48   Williams-Sonoma, Inc.                                                                            336
        24   WMS Industries, Inc. (a)                                                                         592
        99   Wyndham Worldwide Corp.                                                                          473
        34   Wynn Resorts, Ltd. (a)                                                                         1,354
       265   Yum! Brands, Inc.                                                                              7,139
         9   Zumiez, Inc. (a)                                                                                  78
------------------------------------------------------------------------------------------------------------------
                                                                                                          245,346
------------------------------------------------------------------------------------------------------------------
             CONSUMER STAPLES - 7.3%
        31   American Oriental Bioengineer, Inc. (a)                                                          176
        35   BJ's Wholesale Club, Inc. (a)                                                                  1,252
        27   Casey's General Stores, Inc.                                                                     801
         8   Chattem, Inc. (a)                                                                                581
       242   Costco Wholesale Corp.                                                                        12,456
       798   CVS Caremark Corp.                                                                            23,086
        19   Great Atlantic & Pacific Tea Co. (a)                                                              99
       348   Kroger Co. (The)                                                                               9,626
        33   NBTY, Inc. (a)                                                                                   481
        28   Nu Skin Enterprises, Inc. - Class A                                                              301
         7   Pricesmart, Inc.                                                                                  96
       295   Rite Aid Corp. (a)                                                                               153
        24   Ruddick Corp.                                                                                    657
       244   Safeway, Inc.                                                                                  5,319
       118   SUPERVALU, Inc.                                                                                1,405
       337   SYSCO Corp.                                                                                    7,903
        21   United Natural Foods, Inc. (a)                                                                   378
       553   Walgreen Co.                                                                                  13,681

See notes to financial statements.

44 | SemiAnnual Report | November 30, 2008

Claymore Exchange-Traded Fund Trust | PORTFOLIO OF INVESTMENTS (unaudited) continued

MZO | Claymore/Morningstar Services Super Sector Index ETF (continued)

 NUMBER OF
    SHARES   DESCRIPTION                                                                                    VALUE
------------------------------------------------------------------------------------------------------------------
             CONSUMER STAPLES (CONTINUED)
     1,363   Wal-Mart Stores, Inc.                                                                  $      76,164
         6   Weis Markets, Inc.                                                                               190
        76   Whole Foods Market, Inc.                                                                         804
        29   Winn-Dixie Stores, Inc. (a)                                                                      434
------------------------------------------------------------------------------------------------------------------
                                                                                                          156,043
------------------------------------------------------------------------------------------------------------------
             ENERGY - 0.1%
        16   Allis-Chalmers Energy, Inc. (a)                                                                  101
         6   Delek US Holdings, Inc.                                                                           33
        15   General Maritime Corp. (Marshall Island)                                                         194
        13   Hornbeck Offshore Services, Inc. (a)                                                             219
        27   IHS, Inc. - Class A (a)                                                                          980
        16   Overseas Shipholding Group, Inc.                                                                 593
        26   Ship Finance International, Ltd. (Bermuda)                                                       309
        20   Willbros. Group, Inc. (Panama) (a)                                                               165
------------------------------------------------------------------------------------------------------------------
                                                                                                            2,594
------------------------------------------------------------------------------------------------------------------
             FINANCIALS - 33.4%
        16   Acadia Realty Trust - REIT                                                                       224
       187   ACE, Ltd. (Switzerland)                                                                        9,771
        35   Advance America Cash Advance Centers, Inc.                                                        60
        23   Affiliated Managers Group, Inc. (a)                                                              644
       266   Aflac, Inc.                                                                                   12,316
         1   Alexander's, Inc. - REIT                                                                         213
        18   Alexandria Real Estate Equities, Inc. - REIT                                                     797
         3   Alleghany Corp. (a)                                                                              795
        20   Allied World Assurance Co. Holdings, Ltd. (Bermuda)                                              707
       303   Allstate Corp. (The)                                                                           7,708
        54   AMB Property Corp. - REIT                                                                        930
       160   AMBAC Financial Group, Inc.                                                                      224
        22   American Campus Communities, Inc. - REIT                                                         493
       571   American Express Co.                                                                          13,310
        38   American Financial Group, Inc.                                                                   779
     1,307   American International Group, Inc.                                                             2,627
        64   AmeriCredit Corp. (a)                                                                            470
       130   Ameriprise Financial, Inc.                                                                     2,400
        14   Amtrust Financial Services, Inc.                                                                 125
       292   Annaly Capital Management, Inc. - REIT                                                         4,196
       137   AON Corp.                                                                                      6,206
        48   Apartment Investment & Management Co. - Class A - REIT                                           551
        30   Arch Capital Group, Ltd. (Bermuda) (a)                                                         2,034
        19   Argo Group International Holdings, Ltd. (Bermuda) (a)                                            601
        54   Arthur J Gallagher & Co.                                                                       1,339
        67   Ashford Hospitality Trust, Inc. - REIT                                                           105

 NUMBER OF
    SHARES   DESCRIPTION                                                                                    VALUE
------------------------------------------------------------------------------------------------------------------
        41   Aspen Insurance Holdings, Ltd. (Bermuda)                                               $         756
        65   Associated Banc-Corp.                                                                          1,412
        55   Assurant, Inc.                                                                                 1,197
        34   Assured Guaranty, Ltd. (Bermuda)                                                                 382
        48   Astoria Financial Corp.                                                                          886
        43   AvalonBay Communities, Inc. - REIT                                                             2,609
        77   Axis Capital Holdings, Ltd. (Bermuda)                                                          1,949
         4   Bancfirst Corp.                                                                                  176
        42   Bancorpsouth, Inc.                                                                               934
     2,795   Bank of America Corp.                                                                         45,419
        27   Bank of Hawaii Corp.                                                                           1,204
       637   Bank of New York Mellon Corp. (The)                                                           19,244
       309   BB&T Corp.                                                                                     9,261
        22   Beneficial Mutual Bancorp, Inc. (a)                                                              259
        36   BioMed Realty Trust, Inc. - REIT                                                                 336
        11   BlackRock, Inc.                                                                                1,383
        12   BOK Financial Corp.                                                                              557
        65   Boston Properties, Inc. - REIT                                                                 3,471
        47   Brandywine Realty Trust - REIT                                                                   231
        28   BRE Properties, Inc. - REIT                                                                      822
        33   Brookline Bancorp, Inc.                                                                          373
        62   Brown & Brown, Inc.                                                                            1,234
        31   Camden Property Trust - REIT                                                                     821
       208   Capital One Financial Corp                                                                     7,157
       126   CapitalSource, Inc. - REIT                                                                       656
        12   Capitol Federal Financial                                                                        513
        16   Cash America International, Inc.                                                                 432
        24   Cathay General Bancorp                                                                           492
       110   CB Richard Ellis Group, Inc. - Class A (a)                                                       502
        35   CBL & Associates Properties, Inc. - REIT                                                         142
       527   Charles Schwab Corp. (The)                                                                     9,660
       202   Chubb Corp.                                                                                   10,375
        88   Cincinnati Financial Corp.                                                                     2,573
       157   CIT Group, Inc.                                                                                  524
     3,040   Citigroup, Inc.                                                                               25,202
        41   Citizens Republic Bancorp, Inc.                                                                   97
         9   City Holding Co.                                                                                 319
        22   City National Corp.                                                                              965
        43   CME Group, Inc.                                                                                9,114
        16   CNA Financial Corp.                                                                              220
         9   CNA Surety Corp. (a)                                                                             109
         9   Cohen & Steers, Inc.                                                                             103

See notes to financial statements.

                                      SemiAnnual Report | November 30, 2008 | 45

Claymore Exchange-Traded Fund Trust | PORTFOLIO OF INVESTMENTS (unaudited) continued

MZO | Claymore/Morningstar Services Super Sector Index ETF (continued)

 NUMBER OF
    SHARES   DESCRIPTION                                                                                    VALUE
------------------------------------------------------------------------------------------------------------------
             FINANCIALS (CONTINUED)
       113   Colonial BancGroup, Inc. (The)                                                         $         284
        25   Colonial Properties Trust - REIT                                                                 142
        85   Comerica, Inc.                                                                                 1,917
        35   Commerce Bancshares, Inc.                                                                      1,518
        16   Community Bank System, Inc.                                                                      369
       103   Conseco, Inc. (a)                                                                                347
        25   Corporate Office Properties Trust - REIT                                                         743
        22   Cousins Properties, Inc. - REIT                                                                  237
        32   Cullen/Frost Bankers, Inc.                                                                     1,735
        36   CVB Financial Corp.                                                                              404
        91   DCT Industrial Trust, Inc. - REIT                                                                408
        24   Delphi Financial Group, Inc. - Class A                                                           290
        67   Developers Diversified Realty Corp. - REIT                                                       322
        52   DiamondRock Hospitality Co. - REIT                                                               193
        37   Digital Realty Trust, Inc. - REIT                                                              1,012
       239   Discover Financial Services                                                                    2,445
        40   Douglas Emmett, Inc. - REIT                                                                      408
        91   Duke Realty Corp. - REIT                                                                         747
       232   E*Trade Financial Corp. (a)                                                                      313
        31   East West Bancorp, Inc.                                                                          459
        13   EastGroup Properties, Inc. - REIT                                                                419
        68   Eaton Vance Corp.                                                                              1,300
        14   eHealth, Inc. (a)                                                                                154
        29   Employers Holdings, Inc.                                                                         472
        32   Endurance Specialty Holdings, Ltd. (Bermuda)                                                     861
        14   Entertainment Properties Trust - REIT                                                            343
        12   Equity Lifestyle Properties, Inc. - REIT                                                         415
        20   Equity One, Inc. - REIT                                                                          331
       149   Equity Residential - REIT                                                                      4,534
        18   Erie Indemnity Co. - Class A                                                                     674
        14   Essex Property Trust, Inc. - REIT                                                              1,211
        35   Everest Re Group, Ltd. (Bermuda)                                                               2,746
        35   Extra Space Storage, Inc. - REIT                                                                 310
         7   FBL Financial Group, Inc. - Class A                                                               80
        10   FCStone Group, Inc. (a)                                                                           34
        31   Federal Realty Investment Trust - REIT                                                         1,793
        54   Federated Investors, Inc. - Class B                                                            1,072
        34   FelCor Lodging Trust, Inc. - REIT                                                                 57
       118   Fidelity National Financial, Inc. - Class A                                                    1,455
       296   Fifth Third Bancorp                                                                            2,830
        15   Financial Federal Corp.                                                                          288
        47   First American Corp.                                                                           1,129

 NUMBER OF
    SHARES   DESCRIPTION                                                                                    VALUE
------------------------------------------------------------------------------------------------------------------
        16   First Busey Corp.                                                                      $         274
        36   First Commonwealth Financial Corp.                                                               432
        10   First Financial Bankshares, Inc.                                                                 523
       107   First Horizon National Corp.                                                                   1,144
        25   First Industrial Realty Trust, Inc. - REIT                                                       216
        27   First Midwest Bancorp, Inc.                                                                      497
        58   First Niagara Financial Group, Inc.                                                              900
        41   FirstMerit Corp.                                                                                 902
        48   FNB Corp.                                                                                        593
        35   Forest City Enterprises, Inc. - Class A                                                          209
        20   Forestar Real Estate Group, Inc. (a)                                                              93
        91   Franklin Resources, Inc.                                                                       5,528
        35   Franklin Street Properties Corp. - REIT                                                          444
        25   Frontier Financial Corp.                                                                          72
        94   Fulton Financial Corp.                                                                         1,045
       241   Genworth Financial, Inc. - Class A                                                               349
        36   GFI Group, Inc.                                                                                  136
        28   Glacier Bancorp, Inc.                                                                            498
       111   GLG Partners, Inc.                                                                               282
       225   Goldman Sachs Group, Inc. (The)                                                               17,773
        19   Gramercy Capital Corp. - REIT                                                                     22
         6   Greenhill & Co., Inc.                                                                            409
        15   Hancock Holding Co.                                                                              647
        28   Hanover Insurance Group, Inc. (The)                                                            1,129
         8   Harleysville Group, Inc.                                                                         301
       169   Hartford Financial Services Group, Inc.                                                        1,428
        61   HCC Insurance Holdings, Inc.                                                                   1,422
       140   HCP, Inc. - REIT                                                                               2,894
        57   Health Care REIT, Inc. - REIT                                                                  2,166
        26   Healthcare Realty Trust, Inc. - REIT                                                             499
        31   Highwoods Properties, Inc. - REIT                                                                740
        26   Hilltop Holdings, Inc. (a)                                                                       254
        18   Home Properties, Inc. - REIT                                                                     702
        23   Horace Mann Educators Corp.                                                                      196
        51   Hospitality Properties Trust - REIT                                                              584
       286   Host Hotels & Resorts, Inc. - REIT                                                             2,151
       114   HRPT Properties Trust - REIT                                                                     315
       275   Hudson City Bancorp, Inc.                                                                      4,595
       200   Huntington Bancshares, Inc.                                                                    1,600
         6   IBERIABANK Corp.                                                                                 316
        11   Infinity Property & Casualty Corp.                                                               505
        32   Inland Real Estate Corp. - REIT                                                                  357

See notes to financial statements.

46 | SemiAnnual Report | November 30, 2008

Claymore Exchange-Traded Fund Trust | PORTFOLIO OF INVESTMENTS (unaudited) continued

MZO | Claymore/Morningstar Services Super Sector Index ETF (continued)

 NUMBER OF
    SHARES   DESCRIPTION                                                                                    VALUE
------------------------------------------------------------------------------------------------------------------
             FINANCIALS (CONTINUED)
        24   Interactive Brokers Group, Inc. - Class A (a)                                          $         438
        38   IntercontinentalExchange, Inc. (a)                                                             2,797
        29   International Bancshares Corp.                                                                   682
        24   Investment Technology Group, Inc. (a)                                                            402
        35   IPC Holdings, Ltd. (Bermuda)                                                                     980
        69   iStar Financial, Inc. - REIT                                                                      93
        94   Janus Capital Group, Inc.                                                                        766
        59   Jefferies Group, Inc.                                                                            734
        20   Jones Lang LaSalle, Inc.                                                                         477
     1,933   JPMorgan Chase & Co.                                                                          61,199
        16   KBW, Inc. (a)                                                                                    363
        12   Kearny Financial Corp.                                                                           153
       277   Keycorp                                                                                        2,598
        18   Kilroy Realty Corp. - REIT                                                                       548
       119   Kimco Realty Corp. - REIT                                                                      1,684
        57   Knight Capital Group, Inc. - Class A (a)                                                         943
        22   LaSalle Hotel Properties - REIT                                                                  194
        79   Legg Mason, Inc.                                                                               1,424
        34   Lexington Realty Trust - REIT                                                                    165
        50   Liberty Property Trust - REIT                                                                    956
       147   Lincoln National Corp.                                                                         2,018
       199   Loews Corp.                                                                                    5,451
        42   M&T Bank Corp.                                                                                 2,699
        39   Macerich Co. (The) - REIT                                                                        525
        37   Mack-Cali Realty Corp. - REIT                                                                    702
        20   Maguire Properties, Inc. - REIT                                                                   38
         6   Markel Corp. (a)                                                                               1,848
       286   Marsh & McLennan Cos., Inc.                                                                    7,293
       143   Marshall & Ilsley Corp.                                                                        2,209
        28   Max Capital Group, Ltd. (Bermuda)                                                                324
        20   MB Financial, Inc.                                                                               522
       130   MBIA, Inc.                                                                                       761
        27   Medical Properties Trust, Inc. - REIT                                                            168
        14   Mercury General Corp.                                                                            637
       716   Merrill Lynch & Co., Inc.                                                                      9,466
       272   MetLife, Inc.                                                                                  7,823
        53   MF Global, Ltd. (Bermuda) (a)                                                                    139
       128   MFA Mortgage Investments, Inc. - REIT                                                            792
        67   MGIC Investment Corp.                                                                            182
        14   Mid-America Apartment Communities, Inc. - REIT                                                   518
       117   Moody's Corp.                                                                                  2,540
       562   Morgan Stanley                                                                                 8,290

 NUMBER OF
    SHARES   DESCRIPTION                                                                                    VALUE
------------------------------------------------------------------------------------------------------------------
        90   Nasdaq OMX Group (The) (a)                                                             $       1,935
       360   National City Corp.                                                                              724
        20   National Financial Partners Corp.                                                                 32
        14   National Health Investors, Inc. - REIT                                                           316
        39   National Penn Bancshares, Inc.                                                                   600
        36   National Retail Properties, Inc. - REIT                                                          483
        29   Nationwide Financial Services - Class A                                                        1,473
        60   Nationwide Health Properties, Inc. - REIT                                                      1,358
         7   Navigators Group, Inc. (a)                                                                       380
        19   NBT Bancorp, Inc.                                                                                504
       192   New York Community Bancorp, Inc.                                                               2,506
        57   NewAlliance Bancshares, Inc.                                                                     785
       125   Northern Trust Corp.                                                                           5,736
        11   Northwest Bancorp, Inc.                                                                          236
       125   NYSE Euronext                                                                                  2,976
        15   Odyssey Re Holdings Corp.                                                                        675
        36   Old National Bancorp                                                                             618
       126   Old Republic International Corp.                                                               1,293
        36   Omega Healthcare Investors, Inc. - REIT                                                          477
        25   optionsXpress Holdings, Inc.                                                                     352
        25   Pacific Capital Bancorp NA                                                                       395
        15   PacWest Bancorp                                                                                  399
         6   Park National Corp                                                                               411
         8   Parkway Properties, Inc. - REIT                                                                  109
        31   PartnerRe, Ltd. (Bermuda)                                                                      2,169
        20   Pennsylvania Real Estate Investment Trust - REIT                                                  90
        93   People's United Financial, Inc.                                                                1,774
        29   PHH, Corp. (a)                                                                                   221
        33   Philadelphia Consolidated Holding Co. (a)                                                      2,028
        59   Phoenix Cos., Inc.                                                                               168
         7   Pico Holdings, Inc. (a)                                                                          159
        10   Piper Jaffray Cos. (a)                                                                           379
        31   Platinum Underwriters Holdings, Ltd. (Bermuda)                                                   953
       195   PNC Financial Services Group, Inc.                                                            10,290
       138   Popular, Inc. (Puerto Rico)                                                                      863
         9   Portfolio Recovery Associates, Inc. (a)                                                          304
        23   Post Properties, Inc. - REIT                                                                     361
        21   Potlatch Corp. - REIT                                                                            560
       134   Principal Financial Group, Inc.                                                                1,851
        12   PrivateBancorp, Inc.                                                                             374
        17   ProAssurance Corp. (a)                                                                           928
       355   Progressive Corp. (The)                                                                        5,332
       148   Prologis - REIT                                                                                  567

See notes to financial statements.

                                      SemiAnnual Report | November 30, 2008 | 47

Claymore Exchange-Traded Fund Trust | PORTFOLIO OF INVESTMENTS (unaudited) continued

MZO | Claymore/Morningstar Services Super Sector Index ETF (continued)

 NUMBER OF
    SHARES   DESCRIPTION                                                                                    VALUE
------------------------------------------------------------------------------------------------------------------
             FINANCIALS (CONTINUED)
        24   Prosperity Bancshares, Inc.                                                            $         792
        38   Protective Life Corp.                                                                            354
        34   Provident Financial Services, Inc.                                                               510
       238   Prudential Financial, Inc.                                                                     5,165
         9   PS Business Parks, Inc. - REIT                                                                   429
        72   Public Storage - REIT                                                                          5,032
        52   Raymond James Financial, Inc.                                                                  1,142
        55   Realty Income Corp. - REIT                                                                     1,110
        15   Redwood Trust, Inc. - REIT                                                                       196
        38   Regency Centers Corp. - REIT                                                                   1,353
       390   Regions Financial Corp.                                                                        3,974
        35   Reinsurance Group of America, Inc.                                                             1,421
        36   RenaissanceRe Holdings, Ltd. (Bermuda)                                                         1,697
        17   Riskmetrics Group, Inc. (a) (Bermuda)                                                            254
        11   RLI Corp.                                                                                        642
        14   S&T Bancorp, Inc.                                                                                476
         6   Saul Centers, Inc. - REIT                                                                        211
        78   SEI Investments Co.                                                                            1,206
        30   Selective Insurance Group                                                                        689
        66   Senior Housing Properties Trust - REIT                                                           919
        16   Signature Bank (a)                                                                               477
       124   Simon Property Group, Inc. - REIT                                                              5,890
        32   SL Green Realty Corp. - REIT                                                                     607
       262   SLM Corp. (a)                                                                                  2,413
       305   Sovereign Bancorp, Inc.                                                                          753
        11   Sovran Self Storage, Inc. - REIT                                                                 299
        51   St. Joe Co. (The) (a)                                                                          1,347
        29   StanCorp Financial Group, Inc.                                                                   966
         8   State Auto Financial Corp.                                                                       172
       242   State Street Corp.                                                                            10,191
        40   Sterling Bancshares, Inc.                                                                        268
        28   Sterling Financial Corp.                                                                         149
        10   Stifel Financial Corp. (a)                                                                       430
        40   Strategic Hotels & Resorts, Inc. - REIT                                                           40
         2   Student Loan Corp. (The)                                                                          76
        34   Sunstone Hotel Investors, Inc. - REIT                                                            162
       195   SunTrust Banks, Inc.                                                                           6,187
        47   Susquehanna Bancshares, Inc.                                                                     718
        19   SVB Financial Group (a)                                                                          761
       152   Synovus Financial Corp.                                                                        1,265
       145   T Rowe Price Group, Inc.                                                                       4,960
        17   Tanger Factory Outlet Centers - REIT                                                             623

 NUMBER OF
    SHARES   DESCRIPTION                                                                                    VALUE
------------------------------------------------------------------------------------------------------------------
        29   Taubman Centers, Inc. - REIT                                                           $         691
        67   TCF Financial Corp.                                                                            1,119
       131   TD Ameritrade Holding Corp. (a)                                                                1,742
        55   TFS Financial Corp.                                                                              706
        52   Torchmark Corp.                                                                                1,880
        14   Transatlantic Holdings, Inc.                                                                     555
       331   Travelers Cos., Inc. (The)                                                                    14,448
        40   Trustco Bank Corp.                                                                               424
        28   Trustmark Corp.                                                                                  559
        54   UCBH Holdings, Inc.                                                                              251
        74   UDR, Inc. - REIT                                                                               1,120
        17   UMB Financial Corp.                                                                              813
        34   Umpqua Holdings Corp.                                                                            450
        24   United Bankshares, Inc.                                                                          798
        26   United Community Banks, Inc.                                                                     343
        12   United Fire & Casualty Co.                                                                       257
        26   Unitrin, Inc.                                                                                    498
       197   Unum Group                                                                                     2,935
       962   US Bancorp                                                                                    25,955
        26   U-Store-It Trust - REIT                                                                          143
        18   Validus Holdings, Ltd (Bermuda)                                                                  418
        69   Valley National Bancorp                                                                        1,334
        77   Ventas, Inc. - REIT                                                                            1,769
        82   Vornado Realty Trust - REIT                                                                    4,383
     1,208   Wachovia Corp.                                                                                 6,789
        46   Waddell & Reed Financial, Inc. - Class A                                                         618
        47   Washington Federal, Inc.                                                                         794
        25   Washington Real Estate Investment Trust - REIT                                                   662
        30   Webster Financial Corp.                                                                          450
        43   Weingarten Realty Investors - REIT                                                               613
     1,951   Wells Fargo & Co.                                                                             56,364
        16   Westamerica Bancorporation                                                                       851
         4   White Mountains Insurance Group, Ltd. (Bermuda) (a)                                            1,080
        36   Whitney Holding Corp.                                                                            631
        37   Wilmington Trust Corp.                                                                           895
        13   Wintrust Financial Corp.                                                                         268
        10   World Acceptance Corp. (a)                                                                       196
        88   WR Berkley Corp.                                                                               2,502
       175   XL Capital, Ltd. - Class A (Cayman Islands)                                                      880
        20   Zenith National Insurance Corp.                                                                  660
        59   Zions Bancorporation                                                                           1,882
------------------------------------------------------------------------------------------------------------------
                                                                                                          718,376
------------------------------------------------------------------------------------------------------------------

See notes to financial statements.

48 | SemiAnnual Report | November 30, 2008

Claymore Exchange-Traded Fund Trust | PORTFOLIO OF INVESTMENTS (unaudited) continued

MZO | Claymore/Morningstar Services Super Sector Index ETF (continued)

 NUMBER OF
    SHARES   DESCRIPTION                                                                                    VALUE
------------------------------------------------------------------------------------------------------------------
             HEALTH CARE - 32.8%
       861   Abbott Laboratories                                                                    $      45,108
         5   Abraxis Bioscience, Inc. (a)                                                                     291
        20   Acorda Therapeutics, Inc. (a)                                                                    362
        32   Advanced Medical Optics, Inc. (a)                                                                186
       264   Aetna, Inc.                                                                                    5,760
        37   Affymetrix, Inc. (a)                                                                             101
        40   Alexion Pharmaceuticals, Inc. (a)                                                              1,346
        32   Align Technology, Inc. (a)                                                                       224
        55   Alkermes, Inc. (a)                                                                               406
       173   Allergan, Inc.                                                                                 6,519
        16   Alnylam Pharmaceuticals, Inc. (a)                                                                292
        24   Alpharma, Inc. - Class A (a)                                                                     866
         9   AMAG Pharmaceuticals, Inc. (a)                                                                   303
        14   Amedisys, Inc. (a)                                                                               544
        40   American Medical Systems Holdings, Inc. (a)                                                      352
        28   AMERIGROUP Corp. (a)                                                                             688
        92   AmerisourceBergen Corp.                                                                        2,884
       592   Amgen, Inc. (a)                                                                               32,880
        16   Amsurg Corp. (a)                                                                                 319
        71   Amylin Pharmaceuticals, Inc. (a)                                                                 526
         8   Analogic Corp.                                                                                   312
        15   Arthrocare Corp. (a)                                                                             196
        12   athenahealth, Inc. (a)                                                                           328
        17   Auxilium Pharmaceuticals, Inc. (a)                                                               370
        60   Barr Pharmaceuticals, Inc. (a)                                                                 3,923
       353   Baxter International, Inc.                                                                    18,674
        34   Beckman Coulter, Inc.                                                                          1,482
       129   Becton Dickinson & Co.                                                                         8,195
       167   Biogen Idec, Inc. (a)                                                                          7,066
        52   BioMarin Pharmaceutical, Inc. (a)                                                                885
        10   Bio-Rad Laboratories, Inc. - Class A (a)                                                         742
       830   Boston Scientific Corp. (a)                                                                    5,121
     1,102   Bristol-Myers Squibb Co.                                                                      22,811
        28   Brookdale Senior Living, Inc.                                                                    114
        28   Bruker Corp. (a)                                                                                 132
       202   Cardinal Health, Inc.                                                                          6,569
        18   Catalyst Health Solutions, Inc. (a)                                                              405
        42   Celera Corp. (a)                                                                                 409
       255   Celgene Corp. (a)                                                                             13,286
        24   Centene Corp. (a)                                                                                444
        36   Cephalon, Inc. (a)                                                                             2,645
        30   Cepheid, Inc. (a)                                                                                407

 NUMBER OF
    SHARES   DESCRIPTION                                                                                    VALUE
------------------------------------------------------------------------------------------------------------------
        36   Charles River Laboratories International, Inc. (a)                                     $         821
        14   Chemed Corp.                                                                                     571
       156   Cigna Corp.                                                                                    1,889
        52   Community Health Systems, Inc. (a)                                                               679
        15   Conmed Corp. (a)                                                                                 353
        24   Cooper Cos., Inc. (The)                                                                          322
        35   Covance, Inc. (a)                                                                              1,368
        85   Coventry Health Care, Inc. (a)                                                                 1,060
       276   Covidien, Ltd. (Bermuda)                                                                      10,171
        57   CR Bard, Inc.                                                                                  4,676
        30   Cubist Pharmaceuticals, Inc. (a)                                                                 737
        57   DaVita, Inc. (a)                                                                               2,864
        77   Dentsply International, Inc.                                                                   2,008
        10   Dionex Corp. (a)                                                                                 513
        32   Edwards Lifesciences Corp. (a)                                                                 1,593
       541   Eli Lilly & Co.                                                                               18,475
        13   Emeritus Corp. (a)                                                                                89
        60   Endo Pharmaceuticals Holdings, Inc. (a)                                                        1,319
        35   ev3, Inc. (a)                                                                                    175
        52   Exelixis, Inc. (a)                                                                               161
       117   Express Scripts, Inc. (a)                                                                      6,729
       171   Forest Laboratories, Inc. (a)                                                                  4,135
       258   Genentech, Inc. (a)                                                                           19,763
         8   Genomic Health, Inc. (a)                                                                         148
        28   Gen-Probe, Inc. (a)                                                                            1,032
       151   Genzyme Corp. (a)                                                                              9,667
       518   Gilead Sciences, Inc. (a)                                                                     23,201
        14   Haemonetics Corp. (a)                                                                            801
       131   Health Management Associates, Inc. - Class A (a)                                                 191
        61   Health Net, Inc. (a)                                                                             550
        43   Healthsouth Corp. (a)                                                                            423
        24   Healthspring, Inc. (a)                                                                           350
        19   Healthways, Inc. (a)                                                                             154
        48   Henry Schein, Inc. (a)                                                                         1,715
        32   Hill-Rom Holdings, Inc.                                                                          657
        99   HLTH Corp. (a)                                                                                   928
        14   HMS Holdings Corp. (a)                                                                           413
       140   Hologic, Inc. (a)                                                                              1,968
        85   Hospira, Inc. (a)                                                                              2,552
        73   Human Genome Sciences, Inc. (a)                                                                  126
        95   Humana, Inc. (a)                                                                               2,872
        34   Idexx Laboratories, Inc. (a)                                                                   1,051
        66   Illumina, Inc. (a)                                                                             1,453

See notes to financial statements.

                                      SemiAnnual Report | November 30, 2008 | 49

Claymore Exchange-Traded Fund Trust | PORTFOLIO OF INVESTMENTS (unaudited) continued

MZO | Claymore/Morningstar Services Super Sector Index ETF (continued)

 NUMBER OF
    SHARES   DESCRIPTION                                                                                    VALUE
------------------------------------------------------------------------------------------------------------------
             HEALTH CARE (CONTINUED)
        37   Immucor, Inc. (a)                                                                      $         898
       106   IMS Health, Inc.                                                                               1,394
        42   Incyte Corp. (a)                                                                                 140
        10   Integra LifeSciences Holdings Corp. (a)                                                          315
        14   InterMune, Inc. (a)                                                                              161
        22   Intuitive Surgical, Inc. (a)                                                                   2,916
        17   Invacare Corp.                                                                                   251
        17   inVentiv Health, Inc. (a)                                                                        205
        40   Inverness Medical Innovations, Inc. (a)                                                          703
        45   Isis Pharmaceuticals, Inc. (a)                                                                   516
     1,561   Johnson & Johnson                                                                             91,443
        18   Kindred Healthcare, Inc. (a)                                                                     193
        29   Kinetic Concepts, Inc. (a)                                                                       627
       131   King Pharmaceuticals, Inc. (a)                                                                 1,259
        20   KV Pharmaceutical Co. - Class A (a)                                                               92
        63   Laboratory Corp. of America Holdings (a)                                                       3,992
        96   LifePoint Hospitals, Inc. (a)                                                                  2,506
        31   Life Technologies Corp. (a)                                                                      622
        46   Lincare Holdings, Inc. (a)                                                                     1,101
        22   Luminex Corp. (a)                                                                                484
        21   Magellan Health Services, Inc. (a)                                                               690
        17   Martek Biosciences Corp.                                                                         475
        23   Masimo Corp. (a)                                                                                 628
       159   McKesson Corp.                                                                                 5,555
        70   Medarex, Inc. (a)                                                                                353
       284   Medco Health Solutions, Inc. (a)                                                              11,928
        28   Medicines Co. (The) (a)                                                                          361
        30   Medicis Pharmaceutical Corp. - Class A                                                           367
       627   Medtronic, Inc.                                                                               19,136
        23   Mentor Corp.                                                                                     371
     1,199   Merck & Co., Inc.                                                                             32,037
        20   Meridian Bioscience, Inc.                                                                        477
        29   Millipore Corp. (a)                                                                            1,469
         8   Molina Healthcare, Inc. (a)                                                                      189
       166   Mylan, Inc. (a)                                                                                1,562
        23   Myriad Genetics, Inc. (a)                                                                      1,363
        19   NuVasive, Inc. (a)                                                                               655
        66   Omnicare, Inc.                                                                                 1,591
        30   Onyx Pharmaceuticals, Inc. (a)                                                                   843
        31   OSI Pharmaceuticals, Inc. (a)                                                                  1,153
        22   Owens & Minor, Inc.                                                                              914
        20   Par Pharmaceutical Cos., Inc. (a)                                                                233

 NUMBER OF
    SHARES   DESCRIPTION                                                                                    VALUE
------------------------------------------------------------------------------------------------------------------
        30   Parexel International Corp. (a)                                                        $         250
        70   Patterson Cos., Inc. (a)                                                                       1,317
        82   PDL BioPharma, Inc.                                                                              785
        26   Pediatrix Medical Group, Inc. (a)                                                                809
        67   PerkinElmer, Inc.                                                                              1,210
        42   Perrigo Co.                                                                                    1,445
     3,773   Pfizer, Inc.                                                                                  61,990
        57   Pharmaceutical Product Development, Inc.                                                       1,501
        23   Phase Forward, Inc. (a)                                                                          319
        37   PSS World Medical, Inc. (a)                                                                      643
        29   Psychiatric Solutions, Inc. (a)                                                                  734
        82   Quest Diagnostics, Inc.                                                                        3,819
        35   Regeneron Pharmaceuticals, Inc. (a)                                                              541
        41   Resmed, Inc. (a)                                                                               1,490
        22   Rigel Pharmaceuticals, Inc. (a)                                                                  163
        29   Savient Pharmaceuticals, Inc. (a)                                                                107
       903   Schering-Plough Corp.                                                                         15,179
        24   Seattle Genetics, Inc. (a)                                                                       208
        58   Sepracor, Inc. (a)                                                                               682
        10   Sirona Dental Systems, Inc. (a)                                                                  120
       187   St.Jude Medical, Inc. (a)                                                                      5,242
        35   STERIS Corp.                                                                                     968
       175   Stryker Corp.                                                                                  6,811
        24   Sun Healthcare Group, Inc. (a)                                                                   240
        24   Sunrise Senior Living, Inc. (a)                                                                   18
        20   Techne Corp.                                                                                   1,240
       257   Tenet Healthcare Corp. (a)                                                                       311
        26   Theravance, Inc. (a)                                                                             174
       236   Thermo Fisher Scientific, Inc. (a)                                                             8,420
        26   Thoratec Corp. (a)                                                                               651
        14   United Therapeutics Corp. (a)                                                                    768
       686   UnitedHealth Group, Inc.                                                                      14,413
        21   Universal American Corp. (a)                                                                     209
        27   Universal Health Services, Inc. - Class B                                                      1,003
        51   Valeant Pharmaceuticals International (a)                                                        993
        17   Varian Medical Systems, Inc. (a)                                                                 622
        69   Varian, Inc. (a)                                                                               2,785
        45   VCA Antech, Inc. (a)                                                                             857
        81   Vertex Pharmaceuticals, Inc. (a)                                                               1,992
        13   Volcano Corp. (a)                                                                                212
        47   Warner Chilcott, Ltd. - Class A (Bermuda) (a)                                                    623
        55   Waters Corp. (a)                                                                               2,268
        55   Watson Pharmaceuticals, Inc. (a)                                                               1,306

See notes to financial statements.

50 | SemiAnnual Report | November 30, 2008

Claymore Exchange-Traded Fund Trust | PORTFOLIO OF INVESTMENTS (unaudited) continued

MZO | Claymore/Morningstar Services Super Sector Index ETF (continued)

 NUMBER OF
    SHARES   DESCRIPTION                                                                                    VALUE
------------------------------------------------------------------------------------------------------------------
             HEALTH CARE (CONTINUED)
        20   WellCare Health Plans, Inc. (a)                                                        $         179
       286   WellPoint, Inc. (a)                                                                           10,182
        19   Wright Medical Group, Inc. (a)                                                                   322
       744   Wyeth                                                                                         26,791
        12   XenoPort, Inc. (a)                                                                               377
       126   Zimmer Holdings, Inc. (a)                                                                      4,702
        12   Zoll Medical Corp. (a)                                                                           214
        21   Zymogenetics, Inc. (a)                                                                            57
------------------------------------------------------------------------------------------------------------------
                                                                                                          705,626
------------------------------------------------------------------------------------------------------------------
             INDUSTRIALS - 8.5%
        24   ABM Industries, Inc.                                                                             405
        14   Administaff, Inc.                                                                                239
        10   Advisory Board Co. (The) (a)                                                                     250
        40   Aecom Technology Corp. (a)                                                                     1,060
        23   Alaska Air Group, Inc. (a)                                                                       528
        23   Alexander & Baldwin, Inc.                                                                        594
         8   Allegiant Travel Co. (a)                                                                         345
       216   Allied Waste Industries, Inc. (a)                                                              2,320
         4   Amerco, Inc. (a)                                                                                 148
        24   American Commercial Lines, Inc. (a)                                                              107
        21   American Reprographics Co. (a)                                                                   164
       126   AMR Corp. (a)                                                                                  1,106
        16   Apogee Enterprises, Inc.                                                                         125
        12   Arkansas Best Corp.                                                                              319
         9   Atlas Air Worldwide Holdings, Inc. (a)                                                           138
        55   Avis Budget Group, Inc. (a)                                                                       42
        22   Brink's Co. (The)                                                                                479
       158   Burlington Northern Santa Fe Corp.                                                            12,104
        93   CH Robinson Worldwide, Inc.                                                                    4,750
        15   Chart Industries, Inc. (a)                                                                       143
        74   Cintas Corp.                                                                                   1,777
         9   Clean Harbors, Inc. (a)                                                                          568
         8   Consolidated Graphics, Inc. (a)                                                                  115
        52   Continental Airlines, Inc. - Class B (a)                                                         763
        25   Con-way, Inc.                                                                                    699
        36   Copart, Inc. (a)                                                                                 960
        20   Corporate Executive Board Co.                                                                    461
        66   Corrections Corp. of America (a)                                                               1,194
        10   CoStar Group, Inc. (a)                                                                           326
        70   Covanta Holding Corp. (a)                                                                      1,396
       225   CSX Corp.                                                                                      8,379
       308   Delta Air Lines, Inc. (a)                                                                      2,713

 NUMBER OF
    SHARES   DESCRIPTION                                                                                    VALUE
------------------------------------------------------------------------------------------------------------------
        28   Deluxe Corp.                                                                           $         294
        38   Donaldson Co., Inc.                                                                            1,300
        32   Dun & Bradstreet Corp.                                                                         2,560
        23   Eagle Bulk Shipping, Inc. (Marshall Island)                                                       99
        34   EMCOR Group, Inc. (a)                                                                            536
        38   EnergySolutions, Inc.                                                                            173
        72   Equifax, Inc.                                                                                  1,832
        23   Excel Maritime Carriers, Ltd. (Liberia)                                                          131
       116   Expeditors International Washington, Inc.                                                      3,878
        76   Fastenal Co.                                                                                   2,927
       163   FedEx Corp.                                                                                   11,516
        98   Fluor Corp.                                                                                    4,463
        17   Forward Air Corp.                                                                                393
        78   Foster Wheeler, Ltd. (Bermuda) (a)                                                             1,736
        28   FTI Consulting, Inc. (a)                                                                       1,535
        12   G&K Services, Inc. - Class A                                                                     281
        25   GATX Corp.                                                                                       704
        17   Genco Shipping & Trading, Ltd. (Marshall Island)                                                 155
        20   Genesee & Wyoming, Inc. - Class A (a)                                                            608
        27   Geo Group, Inc. (The) (a)                                                                        521
        19   Granite Construction, Inc.                                                                       815
        20   Healthcare Services Group                                                                        318
        33   Heartland Express, Inc.                                                                          509
        72   Hertz Global Holdings, Inc. (a)                                                                  251
        21   HUB Group, Inc. - Class A (a)                                                                    561
        10   Huron Consulting Group, Inc. (a)                                                                 521
        15   Innerworkings, Inc. (a)                                                                           84
        16   Interline Brands, Inc. (a)                                                                       148
        99   Iron Mountain, Inc. (a)                                                                        2,151
        66   Jacobs Engineering Group, Inc. (a)                                                             2,955
        56   JB Hunt Transport Services, Inc.                                                               1,501
        90   JetBlue Airways Corp. (a)                                                                        472
        51   Kansas City Southern (a)                                                                       1,118
        91   KBR, Inc.                                                                                      1,253
        13   Kelly Services, Inc. - Class A                                                                   151
        29   Kirby Corp. (a)                                                                                  737
        30   Knight Transportation, Inc.                                                                      473
        23   Korn/Ferry International (a)                                                                     283
        30   Landstar System, Inc.                                                                            964
        10   Layne Christensen Co. (a)                                                                        226
        35   Lennox International, Inc.                                                                       967
        46   Manpower, Inc.                                                                                 1,448

See notes to financial statements.

                                      SemiAnnual Report | November 30, 2008 | 51

Claymore Exchange-Traded Fund Trust | PORTFOLIO OF INVESTMENTS (unaudited) continued

MZO | Claymore/Morningstar Services Super Sector Index ETF (continued)

 NUMBER OF
    SHARES   DESCRIPTION                                                                                    VALUE
------------------------------------------------------------------------------------------------------------------
             INDUSTRIALS (CONTINUED)
        12   Mcgrath Rentcorp                                                                       $         216
        63   Monster Worldwide, Inc. (a)                                                                      723
        56   MPS Group, Inc. (a)                                                                              371
        26   MSC Industrial Direct Co. - Class A                                                              900
        23   Navigant Consulting, Inc. (a)                                                                    435
        43   Navios Maritime Holdings, Inc. (Marshall Island)                                                  75
       210   Norfolk Southern Corp.                                                                        10,389
        18   Old Dominion Freight Line, Inc. (a)                                                              428
        66   Pall Corp.                                                                                     1,816
        54   Pentair, Inc.                                                                                  1,342
        11   Perini Corp. (a)                                                                                 211
        20   Republic Airways Holdings, Inc. (a)                                                              279
        93   Republic Services, Inc.                                                                        2,232
        25   Resources Connection, Inc. (a)                                                                   433
        91   Robert Half International, Inc.                                                                1,901
        28   Rollins, Inc.                                                                                    485
       119   RR Donnelley & Sons Co.                                                                        1,518
        26   RSC Holdings, Inc. (a)                                                                           212
        33   Ryder System, Inc.                                                                             1,185
        35   Skywest, Inc.                                                                                    532
       403   Southwest Airlines Co.                                                                         3,486
        48   Stericycle, Inc. (a)                                                                           2,750
         9   TAL International Group, Inc.                                                                    102
        31   Tetra Tech, Inc. (a)                                                                             621
        26   TrueBlue, Inc. (a)                                                                               193
        63   UAL Corp.                                                                                        709
       288   Union Pacific Corp.                                                                           14,411
       380   United Parcel Service, Inc. - Class B                                                         21,888
        40   United Rentals, Inc. (a)                                                                         323
        43   URS Corp. (a)                                                                                  1,632
        46   US Airways Group, Inc. (a)                                                                       274
        11   Viad Corp.                                                                                       294
        37   Waste Connections, Inc. (a)                                                                    1,044
       277   Waste Management, Inc.                                                                         8,088
        23   Watson Wyatt Worldwide, Inc. - Class A                                                           927
        29   Werner Enterprises, Inc.                                                                         504
        37   WW Grainger, Inc.                                                                              2,611
        31   YRC Worldwide, Inc. (a)                                                                          123
------------------------------------------------------------------------------------------------------------------
                                                                                                          183,928
------------------------------------------------------------------------------------------------------------------

 NUMBER OF
    SHARES   DESCRIPTION                                                                                    VALUE
------------------------------------------------------------------------------------------------------------------
             INFORMATION TECHNOLOGY - 5.7%
        37   Acxiom Corp.                                                                           $         278
        38   Alliance Data Systems Corp. (a)                                                                1,646
        67   Arrow Electronics, Inc. (a)                                                                      925
       294   Automatic Data Processing, Inc.                                                               12,072
        81   Avnet, Inc. (a)                                                                                1,153
         7   Bankrate, Inc. (a)                                                                               192
        24   Blackbaud, Inc.                                                                                  300
        14   Blackboard, Inc. (a)                                                                             345
        76   Broadridge Financial Solutions, Inc.                                                             866
        16   CACI International, Inc. - Class A (a)                                                           710
        21   Checkpoint Systems, Inc. (a)                                                                     243
        75   Convergys Corp. (a)                                                                              472
        38   Cybersource Corp. (a)                                                                            353
        22   Digital River, Inc. (a)                                                                          465
        23   DST Systems, Inc. (a)                                                                            870
       631   eBay, Inc. (a)                                                                                 8,285
        19   Equinix, Inc. (a)                                                                                863
        25   Euronet Worldwide, Inc. (a)                                                                      213
        24   Factset Research Systems, Inc.                                                                   960
        31   Fair Isaac Corp.                                                                                 438
       105   Fidelity National Information Services, Inc.                                                   1,804
        91   Fiserv, Inc. (a)                                                                               3,107
        10   Forrester Research, Inc. (a)                                                                     229
        38   Gartner, Inc. (a)                                                                                584
        20   Genpact, Ltd. (Bermuda) (a)                                                                      159
        43   Global Payments, Inc.                                                                          1,555
       133   Google, Inc. - Class A (a)                                                                    38,964
        10   GSI Commerce, Inc. (a)                                                                            80
        16   Heartland Payment Systems, Inc.                                                                  275
        55   Hewitt Associates, Inc. - Class A (a)                                                          1,572
        36   IAC/InterActiveCorp. (a)                                                                         532
        80   Ingram Micro, Inc. - Class A (a)                                                                 862
        26   Insight Enterprises, Inc. (a)                                                                    106
        45   Jack Henry & Associates, Inc.                                                                    828
        53   Lender Processing Services, Inc.                                                               1,169
        45   Mastercard, Inc. - Class A                                                                     6,538
        12   MAXIMUS, Inc.                                                                                    377
        50   Metavante Technologies, Inc. (a)                                                                 864
        21   Mettler Toledo International, Inc. (a)                                                         1,727
         5   MicroStrategy, Inc. - Class A (a)                                                                178
        41   Omniture, Inc. (a)                                                                               408

See notes to financial statements.

52 | SemiAnnual Report | November 30, 2008

Claymore Exchange-Traded Fund Trust | PORTFOLIO OF INVESTMENTS (unaudited) continued

MZO | Claymore/Morningstar Services Super Sector Index ETF (continued)

 NUMBER OF
    SHARES   DESCRIPTION                                                                                    VALUE
------------------------------------------------------------------------------------------------------------------
             INFORMATION TECHNOLOGY (CONTINUED)
       185   Paychex, Inc.                                                                          $       5,228
        56   RealNetworks, Inc. (a)                                                                           213
        23   SRA International, Inc. - Class A (a)                                                            345
        11   Synchronoss Technologies, Inc. (a)                                                                77
         9   SYNNEX Corp. (a)                                                                                  94
         7   Syntel, Inc.                                                                                     168
        30   Tech Data Corp. (a)                                                                              523
        22   TeleTech Holdings, Inc. (a)                                                                      194
       102   Teradata Corp. (a)                                                                             1,370
       108   Total System Services, Inc.                                                                    1,541
       194   Unisys Corp. (a)                                                                                 130
        54   Valueclick, Inc. (a)                                                                             333
       250   Visa, Inc. - Class A                                                                          13,140
        22   VistaPrint Ltd. (Bermuda) (a)                                                                    360
       412   Western Union Co. (The)                                                                        5,467
        22   Wright Express Corp. (a)                                                                         250
------------------------------------------------------------------------------------------------------------------
                                                                                                          123,000
------------------------------------------------------------------------------------------------------------------
             TELECOMMUNICATION SERVICES - 0.0%
        31   Premiere Global Services, Inc. (a)                                                               189
------------------------------------------------------------------------------------------------------------------
             TOTAL COMMON STOCK - 99.2%
             (Cost $3,627,310)                                                                          2,135,102
------------------------------------------------------------------------------------------------------------------

 NUMBER OF
    SHARES   DESCRIPTION                                                                                    VALUE
------------------------------------------------------------------------------------------------------------------
             EXCHANGE TRADED FUNDS - 0.7%
       170   SPDR Trust Series 1
             (Cost $17,316)                                                                         $      15,291
------------------------------------------------------------------------------------------------------------------
             TRACKING STOCK (B) - 0.0%
             CONSUMER DISCRETIONARY - 0.0%
       318   Liberty Media Corp. - Interactive (a)
             (Cost $5,892)                                                                                    836
------------------------------------------------------------------------------------------------------------------
             MASTER LIMITED PARTNERSHIPS - 0.1%
             FINANCIALS - 0.1%
        38   Lazard, Ltd. - Class A (Bermuda)
             (Cost $1,567)                                                                                  1,188
------------------------------------------------------------------------------------------------------------------
             TOTAL INVESTMENTS - 100.0%
             (Cost $3,652,085)                                                                          2,152,417
             Other Assets in excess of Liabilities- 0.0%                                                      687
------------------------------------------------------------------------------------------------------------------
             NET ASSETS - 100.0%                                                                    $   2,153,104
==================================================================================================================

Ltd. - Limited

REIT - Real Estate Investment Trust

(a)   Non-income producing security.

(b) A tracking stock is a security issued by a parent company to track the performance of a subsidiary, division or line of business.

Securities are classified by sectors that represent broad groupings of related industries.

See notes to financial statements.

                                      SemiAnnual Report | November 30, 2008 | 53

Claymore Exchange-Traded Fund Trust | PORTFOLIO OF INVESTMENTS (unaudited) continued

LVL | Claymore/S&P Global Dividend Opportunities Index ETF

 NUMBER OF
    SHARES   DESCRIPTION                                                                                    VALUE
------------------------------------------------------------------------------------------------------------------
             TOTAL INVESTMENTS - 100.0%

             COMMON STOCKS - 92.8%

             AUSTRALIA - 3.6%
    19,873   Aristocrat Leisure, Ltd.                                                               $      50,859
       185   Australia & New Zealand Banking Group, Ltd.                                                    1,783
       659   Boral, Ltd.                                                                                    1,712
        68   Macquarie Group, Ltd.                                                                          1,315
       125   National Australia Bank, Ltd.                                                                  1,628
        84   Perpetual, Ltd.                                                                                1,739
       271   Suncorp-Metway, Ltd.                                                                           1,385
    14,776   TABCORP Holdings, Ltd.                                                                        67,451
       102   Wesfarmers, Ltd.                                                                               1,235
         1   Westpac Banking Corp. (a)                                                                         11
       170   Westpac Banking Corp.                                                                          1,981
------------------------------------------------------------------------------------------------------------------
                                                                                                          131,099
------------------------------------------------------------------------------------------------------------------
             BELGIUM - 4.4%
     2,957   Belgacom SA                                                                                  106,636
        17   Cofinimmo - REIT                                                                               2,158
     2,619   Compagnie Maritime Belge SA                                                                   47,855
       250   Dexia SA                                                                                       1,081
------------------------------------------------------------------------------------------------------------------
                                                                                                          157,730
------------------------------------------------------------------------------------------------------------------
             BERMUDA - 1.9%
     2,400   Frontline, Ltd.                                                                               68,502
------------------------------------------------------------------------------------------------------------------
             CANADA - 4.5%
        78   Bank of Montreal                                                                               2,388
    15,943   Biovail Corp.                                                                                139,366
       561   Manitoba Telecom Services, Inc.                                                               18,079
       114   Russel Metals, Inc.                                                                            1,635
------------------------------------------------------------------------------------------------------------------
                                                                                                          161,468
------------------------------------------------------------------------------------------------------------------
             GERMANY - 2.3%
        38   Deutsche Bank AG                                                                               1,349
     6,349   Deutsche Lufthansa AG                                                                         83,261
------------------------------------------------------------------------------------------------------------------
                                                                                                           84,610
------------------------------------------------------------------------------------------------------------------
             SPAIN - 3.7%
    15,162   Gestevision Telecinco SA                                                                     133,134
------------------------------------------------------------------------------------------------------------------
             FINLAND - 3.0%
     4,355   Kesko OYJ - Class B                                                                          106,321
       102   Outokumpu OYJ                                                                                  1,019
       151   Sanoma OYJ                                                                                     2,089
------------------------------------------------------------------------------------------------------------------
                                                                                                          109,429
------------------------------------------------------------------------------------------------------------------
             FRANCE - 9.7%
       171   Credit Agricole SA                                                                             1,891
       213   Euler Hermes SA                                                                                9,598
        26   Fonciere Des Regions - REIT                                                                    1,481
        29   Gecina SA - REIT                                                                               1,422

 NUMBER OF
    SHARES   DESCRIPTION                                                                                    VALUE
------------------------------------------------------------------------------------------------------------------
     5,694   M6-Metropole Television                                                                $      95,227
       585   Natixis                                                                                        1,180
    10,961   PagesJaunes Groupe                                                                           100,141
     1,477   Renault SA                                                                                    32,273
     7,815   Societe Television Francaise 1                                                               106,800
------------------------------------------------------------------------------------------------------------------
                                                                                                          350,013
------------------------------------------------------------------------------------------------------------------
             IRELAND - 2.5%
       274   Allied Irish Banks PLC                                                                           939
    21,747   Governor & Co. of the Bank of Ireland (The)                                                   39,736
    22,867   Irish Life & Permanent PLC                                                                    48,747
------------------------------------------------------------------------------------------------------------------
                                                                                                           89,422
------------------------------------------------------------------------------------------------------------------
             ISRAEL - 1.2%
       972   Delek Group, Ltd.                                                                             39,378
       407   Mizrahi Tefahot Bank, Ltd.                                                                     1,999
------------------------------------------------------------------------------------------------------------------
                                                                                                           41,377
------------------------------------------------------------------------------------------------------------------
             ITALY - 10.5%
       325   Alleanza Assicurazioni SpA                                                                     2,186
    24,614   Arnoldo Mondadori Editore SpA                                                                 90,575
       322   Banca Popolare di Milano Scarl                                                                 1,688
    14,205   Enel SpA                                                                                      88,456
        89   ENI SpA                                                                                        2,002
    30,947   Intesa Sanpaolo SpA                                                                           65,971
    21,640   Mediaset SpA                                                                                 116,426
     2,827   Milano Assicurazioni SpA                                                                       8,798
       563   UniCredit SpA                                                                                  1,278
------------------------------------------------------------------------------------------------------------------
                                                                                                          377,380
------------------------------------------------------------------------------------------------------------------
             JAPAN - 0.1%
     1,000   Pacific Metals Co., Ltd.                                                                       4,378
------------------------------------------------------------------------------------------------------------------
             MARSHALL ISLANDS - 1.0%
     4,184   Diana Shipping, Inc.                                                                          36,987
------------------------------------------------------------------------------------------------------------------
             NETHERLANDS - 1.7%
       263   Aegon NV                                                                                       1,235
       105   ING Groep NV                                                                                     879
     8,334   Koninklijke BAM Groep NV                                                                      58,691
       195   SNS Reaal                                                                                      1,193
------------------------------------------------------------------------------------------------------------------
                                                                                                           61,998
------------------------------------------------------------------------------------------------------------------
             PORTUGAL - 2.4%
    11,708   Portugal Telecom SGPS SA                                                                      86,211
------------------------------------------------------------------------------------------------------------------
             SWEDEN - 4.0%
    17,700   Boliden AB                                                                                    41,523
    11,600   NCC AB - Class B                                                                              55,715
       180   Swedbank AB - Class A                                                                          1,284
    10,200   Volvo AB - Class B                                                                            45,212
------------------------------------------------------------------------------------------------------------------
                                                                                                          143,734
------------------------------------------------------------------------------------------------------------------

See notes to financial statements.

54 | SemiAnnual Report | November 30, 2008

Claymore Exchange-Traded Fund Trust | PORTFOLIO OF INVESTMENTS (unaudited) continued

LVL | Claymore/S&P Global Dividend Opportunities Index ETF(continued)

 NUMBER OF
    SHARES   DESCRIPTION                                                                                    VALUE
------------------------------------------------------------------------------------------------------------------
             THAILAND - 1.8%
    25,700   Siam Cement PCL                                                                        $      65,127
------------------------------------------------------------------------------------------------------------------
             TURKEY - 2.2%
     8,208   Tupras Turkiye Petrol Rafine                                                                  78,483
------------------------------------------------------------------------------------------------------------------
             TAIWAN - 1.2%
    10,613   Siliconware Precision Industries Co. - ADR                                                    43,726
------------------------------------------------------------------------------------------------------------------
             UNITED KINGDOM - 13.7%
     7,385   Barclays PLC - ADR                                                                            83,081
       312   Close Brothers Group PLC                                                                       2,286
       217   HSBC Holdings PLC                                                                              2,381
    28,706   Lloyds TSB Group PLC                                                                          74,001
    25,629   Marks & Spencer Group PLC                                                                     88,780
       404   Tate & Lyle PLC                                                                                2,421
     6,825   United Utilities Group PLC                                                                    63,464
    23,577   William Hill PLC                                                                              69,100
    23,176   Wolseley PLC                                                                                 108,110
------------------------------------------------------------------------------------------------------------------
                                                                                                          493,624
------------------------------------------------------------------------------------------------------------------
             UNITED STATES - 17.2%
        75   Ameren Corp.                                                                                   2,669
    10,681   American Capital, Ltd.                                                                        45,288
       210   Associated Banc-Corp.                                                                          4,563
     7,012   Bank of America Corp.                                                                        113,945
       156   BB&T Corp.                                                                                     4,675
    20,092   CapitalSource, Inc. - REIT                                                                   104,679
       812   Comerica, Inc.                                                                                18,311
       109   Developers Diversified Realty Corp. - REIT                                                       523
        72   DTE Energy Co.                                                                                 2,678
     8,211   Hospitality Properties Trust - REIT                                                           94,098
       159   National Retail Properties, Inc. - REIT                                                        2,132
     3,809   Pinnacle West Capital Corp.                                                                  115,794
       138   Realty Income Corp. - REIT                                                                     2,786
     2,367   Reynolds American, Inc.                                                                       97,236
       160   Senior Housing Properties Trust - REIT                                                         2,229
        98   Southern Copper Corp.                                                                          1,349
       312   TCF Financial Corp.                                                                            5,210
       113   Weingarten Realty Investors - REIT                                                             1,611
------------------------------------------------------------------------------------------------------------------
                                                                                                          619,776
------------------------------------------------------------------------------------------------------------------
             SOUTH AFRICA - 0.2%
       290   ABSA Group, Ltd.                                                                               2,982
       276   Nedbank Group, Ltd.                                                                            2,564
------------------------------------------------------------------------------------------------------------------
                                                                                                            5,546
------------------------------------------------------------------------------------------------------------------
             TOTAL COMMON STOCKS - 92.8%
             (Cost $5,435,030)                                                                          3,343,754
------------------------------------------------------------------------------------------------------------------

 NUMBER OF
    SHARES   DESCRIPTION                                                                                    VALUE
------------------------------------------------------------------------------------------------------------------
             EXCHANGE-TRADED FUNDS - 1.0%

             UNITED STATES - 1.0%
     1,230   iShares MSCI ACWI Index Fund
             (Cost $40,250)                                                                         $      37,823
------------------------------------------------------------------------------------------------------------------
             INCOME TRUSTS - 5.9%

             CANADA - 5.9%
        97   ARC Energy Trust                                                                               1,571
     3,618   Enerplus Resources Fund                                                                       88,176
     9,732   NAL Oil & Gas Trust                                                                           64,216
     7,034   Peyto Energy Trust                                                                            57,351
       126   Precision Drilling Trust                                                                       1,019
------------------------------------------------------------------------------------------------------------------
             (Cost $348,318)                                                                              212,333
------------------------------------------------------------------------------------------------------------------
             RIGHTS - 0.0%

             SWEDEN - 0.0%
       100   Swedbank AB
             (Cost $0)                                                                                         60
------------------------------------------------------------------------------------------------------------------
             ROYALTY TRUST - 0.3%

             UNITED STATES - 0.3%
       140   BP Prudhoe Bay Royalty Trust
             (Cost $12,657)                                                                                 9,884
------------------------------------------------------------------------------------------------------------------
             TOTAL INVESTMENTS - 100.0%
             (Cost $5,836,255)                                                                          3,603,854
             Liabilities in excess of Other Assets - (0.0%)                                                  (647)
------------------------------------------------------------------------------------------------------------------
             NET ASSETS - 100.0%                                                                    $   3,603,207
==================================================================================================================

AB - Stock Company

ADR - American Depositary Receipt

AG - Stock Corporation

Ltd. - Limited

NV - Publicly Traded Company

OYJ - Publicly Traded Company

PLC - Publicly Traded Company

REIT - Real Estate Investment Trust

SA - Corporation

SpA - Limited Share Company

(a) Non-income producing security.

See notes to financial statements.

                                      SemiAnnual Report | November 30, 2008 | 55

Claymore Exchange-Traded Fund Trust | PORTFOLIO OF INVESTMENTS (unaudited) continued

UEM | Claymore U.S. -1 - The Capital Markets Index ETF

 NUMBER OF
    SHARES   DESCRIPTION                                                                                    VALUE
------------------------------------------------------------------------------------------------------------------
             LONG-TERM INVESTMENTS - 70.5%

             COMMON STOCKS - 36.4%

             CONSUMER DISCRETIONARY - 3.3%
        36   Abercrombie & Fitch Co. - Class A                                                      $         696
        74   Advance Auto Parts, Inc.                                                                       2,247
       147   Amazon.com, Inc. (a)                                                                           6,277
       126   American Eagle Outfitters, Inc.                                                                1,210
        72   Apollo Group, Inc. - Class A (a)                                                               5,532
        26   Autozone, Inc. (a)                                                                             2,840
       120   Bed Bath & Beyond, Inc. (a)                                                                    2,435
       115   Best Buy Co., Inc.                                                                             2,382
        39   Black & Decker Corp.                                                                           1,655
        68   BorgWarner, Inc.                                                                               1,609
       106   Burger King Holdings, Inc.                                                                     2,280
       155   Cablevision Systems Corp. - Class A                                                            2,272
       151   Carmax, Inc. (a)                                                                               1,149
       211   Carnival Corp. (Panama)                                                                        4,431
       256   CBS Corp. - Class B                                                                            1,705
        32   Chipotle Mexican Grill, Inc. - Class A (a)                                                     1,587
       123   Coach, Inc. (a)                                                                                2,202
       948   Comcast Corp. - Class A                                                                       16,438
       102   Darden Restaurants, Inc.                                                                       1,866
        48   DeVry, Inc.                                                                                    2,759
        95   Dick's Sporting Goods, Inc. (a)                                                                1,198
       345   DIRECTV Group, Inc. (The) (a)                                                                  7,593
        73   Discovery Communications, Inc. (The) - Class A (a)                                             1,095
       183   DISH Network Corp. - Class A (a)                                                               2,028
       186   DR Horton, Inc.                                                                                1,278
       169   Eastman Kodak Co.                                                                              1,279
       142   Expedia, Inc. (a)                                                                              1,193
       837   Ford Motor Co. (a)                                                                             2,252
        51   Fortune Brands, Inc.                                                                           1,928
        75   GameStop Corp. - Class A (a)                                                                   1,639
       140   Gannett Co., Inc.                                                                              1,219
       254   Gap, Inc. (The)                                                                                3,307
       232   General Motors Corp.                                                                           1,216
        65   Genuine Parts Co.                                                                              2,545
       123   Goodyear Tire & Rubber Co. (The) (a)                                                             791
       184   H&R Block, Inc.                                                                                3,520
       121   Harley-Davidson, Inc.                                                                          2,058
       104   Hasbro, Inc.                                                                                   2,787
       464   Home Depot, Inc.                                                                              10,723
       103   International Game Technology                                                                  1,103
       377   Interpublic Group of Cos., Inc. (a)                                                            1,542

 NUMBER OF
    SHARES   DESCRIPTION                                                                                    VALUE
------------------------------------------------------------------------------------------------------------------
       102   JC Penney Co., Inc.                                                                    $       1,937
       190   Johnson Controls, Inc.                                                                         3,355
        99   Kohl's Corp. (a)                                                                               3,233
        84   Lamar Advertising Co. - Class A (a)                                                            1,249
       124   Las Vegas Sands Corp. (a)                                                                        641
       126   Lennar Corp. - Class A                                                                           896
       128   Liberty Global, Inc. - Class A (a)                                                             1,855
       439   Lowe's Cos., Inc.                                                                              9,070
       191   Limited Brands, Inc.                                                                           1,778
       126   Macy's, Inc.                                                                                     935
       133   Marriott International, Inc. - Class A                                                         2,233
       181   Mattel, Inc.                                                                                   2,474
       309   McDonald's Corp.                                                                              18,154
       131   McGraw-Hill Cos., Inc. (The)                                                                   3,275
        95   MGM Mirage (a)                                                                                 1,138
        44   Mohawk Industries, Inc. (a)                                                                    1,353
       122   Newell Rubbermaid, Inc.                                                                        1,630
       628   News Corp. - Class A                                                                           4,961
       136   Nike, Inc. - Class B                                                                           7,242
       100   Nordstrom, Inc.                                                                                1,137
       152   Office Depot, Inc. (a)                                                                           299
       105   Omnicom Group, Inc.                                                                            2,970
        50   Penn National Gaming, Inc. (a)                                                                 1,060
        56   Polo Ralph Lauren Corp.                                                                        2,419
        23   priceline.com, Inc. (a)                                                                        1,587
       175   Pulte Homes, Inc.                                                                              1,864
       101   Ross Stores, Inc.                                                                              2,677
        52   Sears Holdings Corp. (a)                                                                       1,885
        58   Sherwin-Williams Co. (The)                                                                     3,418
        59   Stanley Works (The)                                                                            1,876
       209   Staples, Inc.                                                                                  3,628
       246   Starbucks Corp. (a)                                                                            2,197
        87   Starwood Hotels & Resorts Worldwide, Inc.                                                      1,467
       196   Target Corp.                                                                                   6,617
       213   Thomson Reuters Corp. (Canada)                                                                 5,270
        67   Tiffany & Co.                                                                                  1,326
       293   Time Warner Cable, Inc. - Class A (a)                                                          5,948
     1,085   Time Warner, Inc.                                                                              9,819
       122   TJX Cos., Inc.                                                                                 2,784
        99   Urban Outfitters, Inc. (a)                                                                     1,799
        50   VF Corp.                                                                                       2,615
       203   Viacom, Inc. - Class B (a)                                                                     3,232
       255   Virgin Media, Inc.                                                                             1,206
       541   Walt Disney Co. (The)                                                                         12,183

See notes to financial statements.

56 | SemiAnnual Report | November 30, 2008

Claymore Exchange-Traded Fund Trust | PORTFOLIO OF INVESTMENTS (unaudited) continued

UEM | Claymore U.S. -1 - The Capital Markets Index ETF (continued)

 NUMBER OF
    SHARES   DESCRIPTION                                                                                    VALUE
------------------------------------------------------------------------------------------------------------------
             CONSUMER DISCRETIONARY (CONTINUED)
         6   Washington Post Co. (The) - Class B                                                    $       2,375
        67   Weight Watchers International, Inc.                                                            1,896
        39   Whirlpool Corp.                                                                                1,536
       142   Wyndham Worldwide Corp.                                                                          679
        46   Wynn Resorts Ltd.                                                                              1,832
       151   Yum! Brands, Inc.                                                                              4,068
------------------------------------------------------------------------------------------------------------------
                                                                                                          276,944
------------------------------------------------------------------------------------------------------------------
             CONSUMER STAPLES - 4.4%
       547   Altria Group, Inc.                                                                             8,796
       229   Archer-Daniels-Midland Co.                                                                     6,270
       162   Avon Products, Inc.                                                                            3,418
        75   Brown-Forman Corp. - Class B                                                                   3,292
        46   Bunge Ltd. (Bermuda)                                                                           1,953
       156   Campbell Soup Co.                                                                              5,000
        58   Church & Dwight Co., Inc.                                                                      3,448
        70   Clorox Co.                                                                                     4,141
       619   Coca-Cola Co. (The)                                                                           29,013
       204   Coca-Cola Enterprises, Inc.                                                                    1,873
       142   Colgate-Palmolive Co.                                                                          9,240
       223   ConAgra Foods, Inc.                                                                            3,289
       167   Constellation Brands, Inc. - Class A (a)                                                       2,131
       145   Costco Wholesale Corp.                                                                         7,463
       458   CVS/Caremark Corp.                                                                            13,250
       158   Dean Foods Co. (a)                                                                             2,300
        38   Energizer Holdings, Inc. (a)                                                                   1,650
        98   Estee Lauder Cos., Inc. (The) - Class A                                                        2,734
       106   General Mills, Inc.                                                                            6,696
        66   Hansen Natural Corp. (a)                                                                       1,964
       121   Hershey Co. (The)                                                                              4,356
       117   HJ Heinz Co.                                                                                   4,544
        91   Hormel Foods Corp. (a)                                                                         2,417
       122   Kellogg Co.                                                                                    5,298
       125   Kimberly-Clark Corp.                                                                           7,224
       458   Kraft Foods, Inc. - Class A                                                                   12,462
       262   Kroger Co. (The)                                                                               7,247
       101   McCormick & Co., Inc.                                                                          3,007
        73   Molson Coors Brewing Co. - Class B                                                             3,246
       126   Pepsi Bottling Group, Inc.                                                                     2,279
       409   PepsiCo, Inc.                                                                                 23,190
       484   Philip Morris International, Inc.                                                             20,405
       877   Procter & Gamble Co.                                                                          56,435
       100   Reynolds American, Inc.                                                                        4,108
       194   Safeway, Inc.                                                                                  4,229

 NUMBER OF
    SHARES   DESCRIPTION                                                                                    VALUE
------------------------------------------------------------------------------------------------------------------
       344   Sara Lee Corp.                                                                         $       3,158
       119   Smithfield Foods, Inc. (a)                                                                       810
       116   SUPERVALU, Inc.                                                                                1,382
       231   SYSCO Corp.                                                                                    5,417
       226   Tyson Foods, Inc. - Class A                                                                    1,516
        75   USANA Health Services, Inc. (a)                                                                2,278
        81   UST, Inc.                                                                                      5,569
       289   Walgreen Co.                                                                                   7,150
     1,161   Wal-Mart Stores, Inc.                                                                         64,877
        91   Whole Foods Market, Inc.                                                                         963
------------------------------------------------------------------------------------------------------------------
                                                                                                          371,488
------------------------------------------------------------------------------------------------------------------
             ENERGY - 4.6%
        12   Alpha Natural Resources, Inc. (a)                                                                266
       158   Anadarko Petroleum Corp.                                                                       6,486
       107   Apache Corp.                                                                                   8,271
        75   Arch Coal, Inc.                                                                                1,154
       120   Baker Hughes, Inc.                                                                             4,180
       186   BJ Services Co.                                                                                2,230
        68   Cabot Oil & Gas Corp.                                                                          2,038
        98   Cameron International Corp. (a)                                                                2,068
       184   Chesapeake Energy Corp.                                                                        3,161
       584   Chevron Corp.                                                                                 46,142
         8   Clayton Williams Energy, Inc. (a)                                                                367
        96   CNX Gas Corp. (a)                                                                              2,983
       452   ConocoPhillips                                                                                23,739
        72   Consol Energy, Inc.                                                                            2,086
       113   Continental Resources, Inc. (a)                                                                2,209
       122   Denbury Resources, Inc. (a)                                                                    1,163
       141   Devon Energy Corp.                                                                            10,200
        52   Diamond Offshore Drilling, Inc.                                                                3,838
       305   El Paso Corp.                                                                                  2,254
        76   ENSCO International, Inc.                                                                      2,463
        87   EOG Resources, Inc.                                                                            7,397
        52   Exterran Holdings, Inc. (a)                                                                      913
     1,517   Exxon Mobil Corp.                                                                            121,588
        70   FMC Technologies, Inc. (a)                                                                     1,923
        67   Forest Oil Corp. (a)                                                                           1,169
        91   Frontier Oil Corp.                                                                             1,087
       278   Halliburton Co.                                                                                4,893
        83   Helmerich & Payne, Inc.                                                                        2,105
       114   Hess Corp.                                                                                     6,161
        43   IHS, Inc. - Class A (a)                                                                        1,560
        51   James River Coal Co. (a)                                                                         579
       219   Marathon Oil Corp.                                                                             5,733

See notes to financial statements.

                                      SemiAnnual Report | November 30, 2008 | 57

Claymore Exchange-Traded Fund Trust | PORTFOLIO OF INVESTMENTS (unaudited) continued

UEM | Claymore U.S. -1 - The Capital Markets Index ETF (continued)

 NUMBER OF
    SHARES   DESCRIPTION                                                                                    VALUE
------------------------------------------------------------------------------------------------------------------
             ENERGY (CONTINUED)
        75   Murphy Oil Corp.                                                                       $       3,304
       150   National Oilwell Varco, Inc. (a)                                                               4,244
        74   Newfield Exploration Co. (a)                                                                   1,671
       118   Noble Corp. (Cayman Islands)                                                                   3,161
        69   Noble Energy, Inc.                                                                             3,607
       235   Occidental Petroleum Corp.                                                                    12,723
        32   Patriot Coal Corp. (a)                                                                           271
       114   Peabody Energy Corp.                                                                           2,671
        80   Pioneer Natural Resources Co.                                                                  1,606
        71   Plains Exploration & Production Co. (a)                                                        1,644
       118   Pride International, Inc. (a)                                                                  1,913
       100   Quicksilver Resources, Inc. (a)                                                                  623
        71   Range Resources Corp.                                                                          2,944
        93   Rowan Cos., Inc.                                                                               1,614
        88   SandRidge Energy, Inc. (a)                                                                       780
       359   Schlumberger Ltd. (Netherlands Antilles)                                                      18,216
        93   Smith International, Inc.                                                                      2,719
       156   Southwestern Energy Co. (a)                                                                    5,362
       264   Spectra Energy Corp.                                                                           4,293
        69   Sunoco, Inc.                                                                                   2,742
       103   Tesoro Corp.                                                                                     947
        93   Transocean, Inc. (Cayman Islands)                                                              6,220
        67   Ultra Petroleum Corp. (Canada) (a)                                                             2,722
       171   Valero Energy Corp.                                                                            3,138
         9   Walter Industries, Inc.                                                                          164
       234   Weatherford International Ltd. (Bermuda) (a)                                                   2,988
       186   Williams Cos., Inc.                                                                            3,017
       152   XTO Energy, Inc.                                                                               5,812
------------------------------------------------------------------------------------------------------------------
                                                                                                          383,522
------------------------------------------------------------------------------------------------------------------
             FINANCIALS - 5.1%
        92   Aflac, Inc.                                                                                    4,260
       172   Allstate Corp. (The)                                                                           4,376
        73   AMB Property Corp. - REIT                                                                      1,257
       113   American Capital, Ltd.                                                                           479
       302   American Express Co.                                                                           7,040
       682   American International Group, Inc.                                                             1,371
        96   Ameriprise Financial, Inc.                                                                     1,772
       191   Annaly Capital Management, Inc. - REIT                                                         2,745
       111   AON Corp.                                                                                      5,028
       105   Apartment Investment & Management Co. - Class A, REIT                                          1,204
        60   Assurant, Inc.                                                                                 1,306
        44   AvalonBay Communities, Inc. - REIT                                                             2,669
     1,345   Bank of America Corp.                                                                         21,856

 NUMBER OF
    SHARES   DESCRIPTION                                                                                    VALUE
------------------------------------------------------------------------------------------------------------------
       335   Bank of New York Mellon Corp. (The)                                                    $      10,120
       216   BB&T Corp.                                                                                     6,474
        40   BlackRock, Inc.                                                                                5,028
        59   BOK Financial Corp.                                                                            2,737
        53   Boston Properties, Inc. - REIT                                                                 2,830
       155   Capital One Financial Corp.                                                                    5,334
       189   CB Richard Ellis Group, Inc. - Class A (a)                                                       862
       401   Charles Schwab Corp. (The)                                                                     7,350
       108   Chubb Corp.                                                                                    5,547
       113   Cincinnati Financial Corp.                                                                     3,304
       132   CIT Group, Inc.                                                                                  441
     1,544   Citigroup, Inc.                                                                               12,800
        17   CME Group, Inc.                                                                                3,603
       169   CNA Financial Corp.                                                                            2,325
       113   Comerica, Inc.                                                                                 2,548
       161   Crawford & Co. - Class B (a)                                                                   1,810
        96   Developers Diversified Realty Corp. - REIT                                                       461
       231   Discover Financial Services                                                                    2,363
       125   E*Trade Financial Corp. (a)                                                                      169
        94   Eaton Vance Corp.                                                                              1,797
       122   Equity Residential - REIT                                                                      3,712
       275   Federal Home Loan Mortgage Corp.                                                                 325
       355   Federal National Mortgage Association                                                            412
        47   Federal Realty Investment Trust - REIT                                                         2,718
       198   Fidelity National Financial, Inc. - Class A                                                    2,441
       237   Fifth Third BanCorp                                                                            2,266
        89   First American Corp.                                                                           2,138
        50   First Financial Corp.                                                                          2,083
       111   Forest City Enterprises, Inc. - Class A                                                          662
        71   Franklin Resources, Inc.                                                                       4,313
       125   General Growth Properties, Inc. - REIT                                                           173
       208   Genworth Financial, Inc. - Class A                                                               302
       126   Goldman Sachs Group, Inc. (The)                                                                9,953
       109   Hartford Financial Services Group, Inc.                                                          921
       130   HCP, Inc. - REIT                                                                               2,687
        78   Health Care REIT, Inc. - REIT                                                                  2,964
       286   Hudson City BanCorp., Inc.                                                                     4,779
       262   Huntington Bancshares, Inc.                                                                    2,096
        30   IntercontinentalExchange, Inc. (a)                                                             2,208
       120   Janus Capital Group, Inc.                                                                        978
     1,010   JPMorgan Chase & Co.                                                                          31,977
       207   KeyCorp.                                                                                       1,942
       127   Kimco Realty Corp. - REIT                                                                      1,797
        65   Legg Mason, Inc.                                                                               1,171

See notes to financial statements.

58 | SemiAnnual Report | November 30, 2008

Claymore Exchange-Traded Fund Trust | PORTFOLIO OF INVESTMENTS (unaudited) continued

UEM | Claymore U.S. -1 - The Capital Markets Index ETF (continued)

 NUMBER OF
    SHARES   DESCRIPTION                                                                                    VALUE
------------------------------------------------------------------------------------------------------------------
             FINANCIALS (CONTINUED)
        88   Leucadia National Corp.                                                                $       1,720
       109   Lincoln National Corp.                                                                         1,497
       204   Loews Corp.                                                                                    5,588
        50   M&T Bank Corp.                                                                                 3,213
        58   Macerich Co. (The) - REIT                                                                        781
         8   Markel Corp. (a)                                                                               2,464
       195   Marsh & McLennan Cos., Inc.                                                                    4,973
       154   Marshall & Ilsley Corp.                                                                        2,379
       297   Merrill Lynch & Co., Inc.                                                                      3,926
       193   MetLife, Inc.                                                                                  5,551
        43   MGIC Investment Corp.                                                                            117
       127   Moody's Corp.                                                                                  2,757
       353   Morgan Stanley                                                                                 5,207
        85   Nasdaq OMX Group (The) (a)                                                                     1,828
       299   National City Corp.                                                                              601
        89   Nationwide Financial Services - Class A                                                        4,521
       193   New York Community BanCorp., Inc.                                                              2,519
        75   Northern Trust Corp.                                                                           3,442
       105   NYSE Euronext                                                                                  2,500
       113   Och-Ziff Capital Management Group LLC - Class A                                                  562
       231   Old Republic International Corp.                                                               2,370
       218   People's United Financial, Inc.                                                                4,157
        79   Plum Creek Timber Co., Inc. - REIT                                                             2,812
       112   PNC Financial Services Group, Inc.                                                             5,910
        95   Principal Financial Group, Inc.                                                                1,312
        56   PrivateBancorp, Inc.                                                                           1,745
       263   Progressive Corp. (The)                                                                        3,950
        95   Prologis - REIT                                                                                  364
       126   Prudential Financial, Inc.                                                                     2,734
        65   Public Storage - REIT                                                                          4,543
        60   Regency Centers Corp. - REIT                                                                   2,137
       297   Regions Financial Corp.                                                                        3,026
        65   Reinsurance Group of America, Inc.                                                             2,639
       169   Republic Bancorp, Inc. - Class A                                                               3,743
       135   SEI Investments Co.                                                                            2,087
        71   Simon Property Group, Inc. - REIT                                                              3,373
        47   SL Green Realty Corp. - REIT                                                                     891
       223   SLM Corp. (a)                                                                                  2,054
       289   Sovereign BanCorp., Inc.                                                                         714
       121   State Street Corp.                                                                             5,095
       133   SunTrust Banks, Inc.                                                                           4,220
       265   Synovus Financial Corp.                                                                        2,205
       101   T Rowe Price Group, Inc.                                                                       3,455

 NUMBER OF
    SHARES   DESCRIPTION                                                                                    VALUE
------------------------------------------------------------------------------------------------------------------
       257   TD Ameritrade Holding Corp. (a)                                                        $       3,418
       239   TFS Financial Corp.                                                                            3,066
        62   Torchmark Corp.                                                                                2,241
        52   Transatlantic Holdings, Inc.                                                                   2,061
       177   Travelers Cos., Inc. (The)                                                                     7,726
       190   Unum Group                                                                                     2,831
       464   U.S. BanCorp                                                                                  12,519
        83   Ventas, Inc. - REIT                                                                            1,907
        63   Vornado Realty Trust - REIT                                                                    3,367
       615   Wachovia Corp.                                                                                 3,456
     1,101   Wells Fargo & Co.                                                                             31,808
         9   White Mountains Insurance Group Ltd. (Bermuda) (a)                                             2,430
       135   WR Berkley Corp.                                                                               3,838
        79   Zions BanCorporation                                                                           2,519
------------------------------------------------------------------------------------------------------------------
                                                                                                          423,153
------------------------------------------------------------------------------------------------------------------
             HEALTH CARE - 5.0%
       444   Abbott Laboratories                                                                           23,261
        11   Abraxis Bioscience, Inc. (a)                                                                     641
       164   Aetna, Inc.                                                                                    3,578
       120   Allergan, Inc.                                                                                 4,522
        70   Alpharma, Inc. - Class A (a)                                                                   2,527
        89   AmerisourceBergen Corp.                                                                        2,790
       358   Amgen, Inc. (a)                                                                               19,883
       118   Amylin Pharmaceuticals, Inc. (a)                                                                 874
        72   Barr Pharmaceuticals, Inc. (a)                                                                 4,708
       167   Baxter International, Inc.                                                                     8,834
        48   Beckman Coulter, Inc.                                                                          2,092
        61   Becton Dickinson & Co.                                                                         3,875
       114   Biogen Idec, Inc. (a)                                                                          4,823
        68   BioMarin Pharmaceutical, Inc. (a)                                                              1,158
       511   Boston Scientific Corp. (a)                                                                    3,153
       571   Bristol-Myers Squibb Co.                                                                      11,820
       114   Cardinal Health, Inc.                                                                          3,707
       156   Celgene Corp. (a)                                                                              8,128
        57   Cephalon, Inc. (a)                                                                             4,188
        76   Cerner Corp. (a)                                                                               2,734
        51   Charles River Laboratories International, Inc. (a)                                             1,163
       120   Cigna Corp.                                                                                    1,453
        41   Covance, Inc. (a)                                                                              1,602
        73   Coventry Health Care, Inc. (a)                                                                   910
        39   CR Bard, Inc.                                                                                  3,199
        75   DaVita, Inc. (a)                                                                               3,769
        78   Dentsply International, Inc.                                                                   2,034
       331   Eli Lilly & Co.                                                                               11,304

See notes to financial statements.

                                      SemiAnnual Report | November 30, 2008 | 59

Claymore Exchange-Traded Fund Trust | PORTFOLIO OF INVESTMENTS (unaudited) continued

UEM | Claymore U.S. -1 - The Capital Markets Index ETF (continued)

 NUMBER OF
    SHARES   DESCRIPTION                                                                                    VALUE
------------------------------------------------------------------------------------------------------------------
             HEALTH CARE (CONTINUED)
        96   Express Scripts, Inc. (a)                                                              $       5,521
       137   Forest Laboratories, Inc. (a)                                                                  3,313
       313   Genentech, Inc. (a)                                                                           23,976
       102   Genzyme Corp. (a)                                                                              6,530
       298   Gilead Sciences, Inc. (a)                                                                     13,347
        86   Health Net, Inc. (a)                                                                             775
        56   Henry Schein, Inc. (a)                                                                         2,001
       138   Hologic, Inc. (a)                                                                              1,940
        86   Hospira, Inc. (a)                                                                              2,583
        67   Humana, Inc. (a)                                                                               2,025
       282   Idenix Pharmaceuticals, Inc. (a)                                                               1,633
        52   Idexx Laboratories, Inc. (a)                                                                   1,607
        86   Illumina, Inc. (a)                                                                             1,893
       169   IMS Health, Inc.                                                                               2,222
        14   Intuitive Surgical, Inc. (a)                                                                   1,855
        73   Inverness Medical Innovations, Inc. (a)                                                        1,283
       793   Johnson & Johnson                                                                             46,454
        58   Kinetic Concepts, Inc. (a)                                                                     1,255
        53   Laboratory Corp. of America Holdings (a)                                                       3,358
        10   Life Sciences Research, Inc. (a)                                                                  98
        78   Life Technologies Corp. (a)                                                                    2,030
        97   McKesson Corp.                                                                                 3,389
       166   Medco Health Solutions, Inc. (a)                                                               6,972
       290   Medtronic, Inc.                                                                                8,851
       621   Merck & Co., Inc.                                                                             16,593
        51   Millipore Corp. (a)                                                                            2,584
       202   Mylan, Inc. (a)                                                                                1,901
       110   Patterson Cos., Inc. (a)                                                                       2,070
     2,019   Pfizer, Inc.                                                                                  33,172
        80   Pharmaceutical Product Development, Inc.                                                       2,107
        88   Quest Diagnostics, Inc.                                                                        4,098
       162   Questcor Pharmaceuticals, Inc. (a)                                                             1,385
        73   Resmed, Inc. (a)                                                                               2,653
       237   Rigel Pharmaceuticals, Inc. (a)                                                                1,759
       549   Schering-Plough Corp.                                                                          9,229
       147   Sequenom, Inc. (a)                                                                             2,456
       136   St Jude Medical, Inc. (a)                                                                      3,812
       115   Stryker Corp.                                                                                  4,476
       152   Thermo Fisher Scientific, Inc. (a)                                                             5,423
       353   UnitedHealth Group, Inc.                                                                       7,417
        70   Varian Medical Systems, Inc. (a)                                                               2,825
       141   Viropharma, Inc. (a)                                                                           1,593
        60   Waters Corp. (a)                                                                               2,474

 NUMBER OF
    SHARES   DESCRIPTION                                                                                    VALUE
------------------------------------------------------------------------------------------------------------------
       157   WellPoint, Inc. (a)                                                                    $       5,589
       421   Wyeth                                                                                         15,160
        85   Zimmer Holdings, Inc. (a)                                                                      3,172
------------------------------------------------------------------------------------------------------------------
                                                                                                          419,589
------------------------------------------------------------------------------------------------------------------
             INDUSTRIALS - 4.2%
       204   3M Co.                                                                                        13,654
        53   AGCO Corp. (a)                                                                                 1,305
       300   Allied Waste Industries, Inc. (a)                                                              3,222
        82   Ametek, Inc.                                                                                   2,864
       180   AMR Corp. (a)                                                                                  1,580
        77   Avery Dennison Corp.                                                                           2,395
        85   BE Aerospace, Inc. (a)                                                                           695
       224   Boeing Co.                                                                                     9,549
       109   Burlington Northern Santa Fe Corp.                                                             8,350
       178   Caterpillar, Inc.                                                                              7,296
        83   CH Robinson Worldwide, Inc.                                                                    4,240
       124   Cintas Corp.                                                                                   2,978
       106   Cooper Industries Ltd. - Class A (Bermuda)                                                     2,559
       110   Covanta Holding Corp. (a)                                                                      2,195
       132   CSX Corp.                                                                                      4,916
        97   Cummins, Inc.                                                                                  2,481
       105   Danaher Corp.                                                                                  5,842
       130   Deere & Co.                                                                                    4,525
       211   Delta Air Lines, Inc. (a)                                                                      1,859
       114   Dover Corp.                                                                                    3,401
        36   Dun & Bradstreet Corp.                                                                         2,880
        67   Eaton Corp.                                                                                    3,105
       233   Emerson Electric Co.                                                                           8,362
       102   Ener1, Inc. (a)                                                                                  820
        25   Energy Conversion Devices, Inc. (a)                                                              700
        98   EnergySolutions, Inc.                                                                            447
        96   Equifax, Inc.                                                                                  2,443
       107   Expeditors International of Washington, Inc.                                                   3,577
       100   Fastenal Co.                                                                                   3,851
        97   FedEx Corp.                                                                                    6,853
        31   First Solar, Inc. (a)                                                                          3,870
        36   Flowserve Corp.                                                                                1,812
        78   Fluor Corp.                                                                                    3,552
        66   Foster Wheeler Ltd. (Bermuda) (a)                                                              1,469
       122   General Dynamics Corp.                                                                         6,304
     2,847   General Electric Co.                                                                          48,883
        68   Goodrich Corp.                                                                                 2,288
        63   Harsco Corp.                                                                                   1,584
       245   Hertz Global Holdings, Inc. (a)                                                                  855

See notes to financial statements.

60 | SemiAnnual Report | November 30, 2008

Claymore Exchange-Traded Fund Trust | PORTFOLIO OF INVESTMENTS (unaudited) continued

UEM | Claymore U.S. -1 - The Capital Markets Index ETF (continued)

 NUMBER OF
    SHARES   DESCRIPTION                                                                                    VALUE
------------------------------------------------------------------------------------------------------------------
             INDUSTRIALS (CONTINUED)
       225   Honeywell International, Inc.                                                          $       6,269
       181   Illinois Tool Works, Inc.                                                                      6,176
       124   Iron Mountain, Inc. (a)                                                                        2,695
        94   ITT Corp.                                                                                      3,935
        58   Jacobs Engineering Group, Inc. (a)                                                             2,597
       105   JB Hunt Transport Services, Inc.                                                               2,815
        54   Joy Global, Inc.                                                                               1,258
       107   KBR, Inc.                                                                                      1,473
        52   L-3 Communications Holdings, Inc.                                                              3,493
       113   Lockheed Martin Corp.                                                                          8,713
        85   Manitowoc Co., Inc. (The)                                                                        670
        59   Manpower, Inc.                                                                                 1,857
       238   Masco Corp.                                                                                    2,280
        98   McDermott International, Inc. (Panama) (a)                                                       956
       105   Monster Worldwide, Inc. (a)                                                                    1,204
       137   Norfolk Southern Corp.                                                                         6,777
       112   Northrop Grumman Corp.                                                                         4,586
       148   PACCAR, Inc.                                                                                   4,125
       108   Pall Corp.                                                                                     2,971
        79   Parker Hannifin Corp.                                                                          3,245
        91   Pitney Bowes, Inc.                                                                             2,249
        55   Precision Castparts Corp.                                                                      3,449
       143   Quanta Services, Inc. (a)                                                                      2,325
       133   Raytheon Co.                                                                                   6,490
       110   Republic Services, Inc.                                                                        2,640
       133   Robert Half International, Inc.                                                                2,778
        75   Rockwell Automation, Inc.                                                                      2,336
        86   Rockwell Collins, Inc.                                                                         2,931
        70   Roper Industries, Inc.                                                                         3,204
       123   RR Donnelley & Sons Co.                                                                        1,569
        53   Ryder System, Inc.                                                                             1,903
        49   Shaw Group, Inc. (The) (a)                                                                       902
       359   Southwest Airlines Co.                                                                         3,105
       141   Spirit Aerosystems Holdings, Inc. - Class A (a)                                                1,276
        34   SPX Corp.                                                                                      1,269
        56   Stericycle, Inc. (a)                                                                           3,209
         7   Sunpower Corp. - Class A (a)                                                                     243
        65   Terex Corp. (a)                                                                                  927
        92   Textron, Inc.                                                                                  1,401
        96   UAL Corp.                                                                                      1,080
       160   Union Pacific Corp.                                                                            8,006
       267   United Parcel Service, Inc. - Class B                                                         15,379
       270   United Technologies Corp.                                                                     13,103

 NUMBER OF
    SHARES   DESCRIPTION                                                                                    VALUE
------------------------------------------------------------------------------------------------------------------
        79   USG Corp. (a)                                                                          $         747
       154   Waste Management, Inc.                                                                         4,497
        54   WW Grainger, Inc.                                                                              3,811
------------------------------------------------------------------------------------------------------------------
                                                                                                          348,485
------------------------------------------------------------------------------------------------------------------
             INFORMATION TECHNOLOGY - 5.7%
       469   Activision Blizzard, Inc. (a)                                                                  5,487
       202   Adobe Systems, Inc. (a)                                                                        4,678
       476   Advanced Micro Devices, Inc. (a)                                                               1,123
        71   Affiliated Computer Services, Inc. - Class A (a)                                               2,872
       193   Agilent Technologies, Inc. (a)                                                                 3,634
       100   Akamai Technologies, Inc. (a)                                                                  1,227
        61   Alliance Data Systems Corp. (a)                                                                2,642
       226   Altera Corp.                                                                                   3,324
       126   Amphenol Corp. - Class A                                                                       2,926
       154   Analog Devices, Inc.                                                                           2,633
       283   Apple, Inc. (a)                                                                               26,226
       316   Applied Materials, Inc.                                                                        3,027
       127   Arrow Electronics, Inc. (a)                                                                    1,753
       126   Autodesk, Inc. (a)                                                                             2,090
       171   Automatic Data Processing, Inc.                                                                7,021
       113   Avnet, Inc. (a)                                                                                1,609
       112   BMC Software, Inc. (a)                                                                         2,796
       206   Broadcom Corp. - Class A (a)                                                                   3,154
       229   CA, Inc.                                                                                       3,856
     1,816   Cisco Systems, Inc. (a)                                                                       30,037
       112   Citrix Systems, Inc. (a)                                                                       2,986
       153   Cognizant Technology Solutions Corp. - Class A (a)                                             2,938
        92   Computer Sciences Corp. (a)                                                                    2,563
       566   Corning, Inc.                                                                                  5,100
       684   Dell, Inc. (a)                                                                                 7,640
        77   Dolby Laboratories, Inc. - Class A (a)                                                         2,296
        60   DST Systems, Inc. (a)                                                                          2,269
       426   eBay, Inc. (a)                                                                                 5,593
       127   Electronic Arts, Inc. (a)                                                                      2,421
       777   EMC Corp. (a)                                                                                  8,213
        98   Fidelity National Information Services, Inc.                                                   1,684
        81   Fiserv, Inc. (a)                                                                               2,765
       109   Flir Systems, Inc. (a)                                                                         3,381
        98   Google, Inc. - Class A (a)                                                                    28,710
       102   Harris Corp.                                                                                   3,558
        73   Hewitt Associates, Inc. - Class A (a)                                                          2,086
       720   Hewlett-Packard Co.                                                                           25,402
        72   IAC InterActiveCorp (a)                                                                        1,065
     1,589   Intel Corp.                                                                                   21,928

See notes to financial statements.

                                      SemiAnnual Report | November 30, 2008 | 61

Claymore Exchange-Traded Fund Trust | PORTFOLIO OF INVESTMENTS (unaudited) continued

UEM | Claymore U.S. -1 - The Capital Markets Index ETF (continued)

 NUMBER OF
    SHARES   DESCRIPTION                                                                                    VALUE
------------------------------------------------------------------------------------------------------------------
             INFORMATION TECHNOLOGY (CONTINUED)
       383   International Business Machines Corp.                                                  $      31,253
       154   Intuit, Inc. (a)                                                                               3,413
       241   Juniper Networks, Inc. (a)                                                                     4,189
        90   Kla-Tencor Corp.                                                                               1,693
        83   Lam Research Corp. (a)                                                                         1,677
       140   Linear Technology Corp.                                                                        2,793
       607   LSI Corp. (a)                                                                                  1,627
        46   Mastercard, Inc. - Class A                                                                     6,684
       101   McAfee, Inc. (a)                                                                               3,063
        79   MEMC Electronic Materials, Inc. (a)                                                            1,187
       133   Microchip Technology, Inc.                                                                     2,461
       481   Micron Technology, Inc. (a)                                                                    1,318
     2,821   Microsoft Corp.                                                                               57,041
       185   Molex, Inc.                                                                                    2,516
       951   Motorola, Inc.                                                                                 4,099
       173   National Semiconductor Corp.                                                                   1,903
       181   NCR Corp. (a)                                                                                  2,748
       213   Nvidia Corp. (a)                                                                               1,591
     1,511   Oracle Corp. (a)                                                                              24,312
       153   Paychex, Inc.                                                                                  4,324
       487   QUALCOMM, Inc.                                                                                16,349
       163   Red Hat, Inc. (a)                                                                              1,508
        63   Salesforce.com, Inc. (a)                                                                       1,803
       149   SanDisk Corp. (a)                                                                              1,192
       398   Sun Microsystems, Inc. (a)                                                                     1,262
       343   Symantec Corp. (a)                                                                             4,126
       154   Teradata Corp. (a)                                                                             2,068
       341   Texas Instruments, Inc.                                                                        5,309
       149   Total System Services, Inc.                                                                    2,126
       109   VeriSign, Inc. (a)                                                                             2,353
       200   Visa, Inc. - Class A                                                                          10,512
       147   VMware, Inc. - Class A (a)                                                                     2,844
       157   Western Digital Corp. (a)                                                                      1,915
       282   Western Union Co. (The)                                                                        3,742
       449   Xerox Corp.                                                                                    3,139
       167   Xilinx, Inc.                                                                                   2,732
       465   Yahoo!, Inc. (a)                                                                               5,352
------------------------------------------------------------------------------------------------------------------
                                                                                                          472,937
------------------------------------------------------------------------------------------------------------------
             MATERIALS - 1.3%
        55   Air Products & Chemicals, Inc.                                                                 2,627
        55   Airgas, Inc.                                                                                   1,966
        54   AK Steel Holding Corp.                                                                           426
        79   Albemarle Corp.                                                                                1,606

 NUMBER OF
    SHARES   DESCRIPTION                                                                                    VALUE
------------------------------------------------------------------------------------------------------------------
       257   Alcoa, Inc.                                                                            $       2,765
        45   Allegheny Technologies, Inc.                                                                   1,033
        63   Ball Corp.                                                                                     2,296
        81   Celanese Corp. - Class A                                                                         936
        28   CF Industries Holdings, Inc.                                                                   1,474
       116   Crown Holdings, Inc. (a)                                                                       1,862
       262   Dow Chemical Co. (The)                                                                         4,860
        44   Eastman Chemical Co.                                                                           1,448
        93   Ecolab, Inc.                                                                                   3,570
       213   EI Du Pont de Nemours & Co.                                                                    5,338
        46   FMC Corp.                                                                                      2,010
       129   Freeport-McMoRan Copper & Gold, Inc.                                                           3,095
       121   Huntsman Corp.                                                                                   865
        20   Innophos Holdings, Inc.                                                                          330
        72   International Flavors & Fragrances, Inc.                                                       2,199
       155   International Paper Co.                                                                        1,930
        51   Lubrizol Corp.                                                                                 1,791
        27   Martin Marietta Materials, Inc.                                                                2,366
       100   MeadWestvaco Corp.                                                                             1,166
       157   Monsanto Co.                                                                                  12,434
       146   Mosaic Co. (The)                                                                               4,431
       141   Newmont Mining Corp.                                                                           4,745
       102   Nucor Corp.                                                                                    3,639
        63   Owens-Illinois, Inc. (a)                                                                       1,274
       123   Pactiv Corp. (a)                                                                               3,074
        69   PPG Industries, Inc.                                                                           3,030
        87   Praxair, Inc.                                                                                  5,137
        49   Reliance Steel & Aluminum Co.                                                                  1,010
        66   Rohm & Haas Co.                                                                                4,515
       119   Sealed Air Corp.                                                                               1,884
        51   Sigma-Aldrich Corp.                                                                            2,199
       269   Southern Copper Corp.                                                                          3,701
       106   Steel Dynamics, Inc.                                                                             876
        60   Terra Industries, Inc.                                                                           883
       127   Titanium Metals Corp.                                                                          1,073
        46   United States Steel Corp.                                                                      1,398
        52   Vulcan Materials Co.                                                                           3,119
        79   Weyerhaeuser Co.                                                                               2,972
------------------------------------------------------------------------------------------------------------------
                                                                                                          109,353
------------------------------------------------------------------------------------------------------------------
             TELECOMMUNICATIONS SERVICES - 1.2%
       142   American Tower Corp. - Class A (a)                                                             3,868
     1,727   AT&T, Inc.                                                                                    49,323
        94   CenturyTel, Inc.                                                                               2,497
       114   Crown Castle International Corp. (a)                                                           1,604

See notes to financial statements.

62 | SemiAnnual Report | November 30, 2008

Claymore Exchange-Traded Fund Trust | PORTFOLIO OF INVESTMENTS (unaudited) continued

UEM | Claymore U.S. -1 - The Capital Markets Index ETF (continued)

 NUMBER OF
    SHARES   DESCRIPTION                                                                                    VALUE
------------------------------------------------------------------------------------------------------------------
             TELECOMMUNICATIONS SERVICES (CONTINUED)
        78   Embarq Corp.                                                                           $       2,546
       287   Frontier Communications Corp.                                                                  2,503
     1,010   Level 3 Communications, Inc. (a)                                                                 950
       189   MetroPCS Communications, Inc. (a)                                                              2,767
        86   NII Holdings, Inc. (a)                                                                         1,672
       725   Qwest Communications International, Inc.                                                       2,320
       915   Sprint Nextel Corp.                                                                            2,553
        56   Telephone & Data Systems, Inc.                                                                 1,817
        37   US Cellular Corp. (a)                                                                          1,459
       786   Verizon Communications, Inc.                                                                  25,663
       300   Windstream Corp.                                                                               2,658
------------------------------------------------------------------------------------------------------------------
                                                                                                          104,200
------------------------------------------------------------------------------------------------------------------
             UTILITIES - 1.6%
       255   AES Corp. (The) (a)                                                                            1,961
        92   Allegheny Energy, Inc.                                                                         3,243
       111   Alliant Energy Corp.                                                                           3,538
        78   Ameren Corp.                                                                                   2,775
       113   American Electric Power Co., Inc.                                                              3,536
       294   Centerpoint Energy, Inc.                                                                       3,801
       213   CMS Energy Corp.                                                                               2,164
       101   Consolidated Edison, Inc.                                                                      4,079
        44   Constellation Energy Group, Inc.                                                               1,077
        20   Dominion Resources, Inc.                                                                         736
       105   DTE Energy Co.                                                                                 3,905
       387   Duke Energy Corp.                                                                              6,022
       515   Dynegy, Inc. - Class A (a)                                                                     1,148
        85   Edison International                                                                           2,839
        53   Energen Corp.                                                                                  1,632
        42   Entergy Corp.                                                                                  3,574
        58   Equitable Resources, Inc.                                                                      1,935
       127   Exelon Corp.                                                                                   7,139
        24   FirstEnergy Corp.                                                                              1,406
        68   FPL Group, Inc.                                                                                3,316
        84   Integrys Energy Group, Inc.                                                                    3,711
       149   MDU Resources Group, Inc.                                                                      3,029
       129   Mirant Corp. (a)                                                                               2,221
        85   National Fuel Gas Co.                                                                          2,765
       238   NiSource, Inc.                                                                                 2,868
       152   Northeast Utilities                                                                            3,542
       111   NRG Energy, Inc. (a)                                                                           2,630
       115   NSTAR                                                                                          4,083
        79   Oneok, Inc.                                                                                    2,318
       144   Pepco Holdings, Inc.                                                                           2,591

 NUMBER OF
    SHARES   DESCRIPTION                                                                                    VALUE
------------------------------------------------------------------------------------------------------------------
       106   PG&E Corp.                                                                             $       4,032
       108   Pinnacle West Capital Corp.                                                                    3,283
        86   PPL Corp.                                                                                      2,915
        91   Progress Energy, Inc.                                                                          3,612
       114   Public Service Enterprise Group, Inc.                                                          3,523
        78   Questar Corp.                                                                                  2,511
       172   Reliant Energy, Inc. (a)                                                                         987
       101   SCANA Corp.                                                                                    3,510
        75   Sempra Energy                                                                                  3,500
        43   Southern Co.                                                                                   1,562
       277   TECO Energy, Inc.                                                                              3,601
        78   Wisconsin Energy Corp.                                                                         3,390
       203   Xcel Energy, Inc.                                                                              3,818
------------------------------------------------------------------------------------------------------------------
                                                                                                          129,828
------------------------------------------------------------------------------------------------------------------
             TOTAL COMMON STOCK - 36.4%
             (Cost $4,625,613)                                                                          3,039,499
------------------------------------------------------------------------------------------------------------------

See notes to financial statements.

                                      SemiAnnual Report | November 30, 2008 | 63

Claymore Exchange-Traded Fund Trust | PORTFOLIO OF INVESTMENTS (unaudited) continued

UEM | Claymore U.S. -1 - The Capital Markets Index ETF (continued)

 PRINCIPAL                                                             RATING
    AMOUNT   DESCRIPTION                                               (S&P)*   COUPON   MATURITY           VALUE
------------------------------------------------------------------------------------------------------------------
             CORPORATE BONDS - 7.7%

             CONSUMER DISCRETIONARY - 0.6%
$    3,000   CBS Corp.                                                 BBB       7.875%   7/30/30   $       1,935
     1,000   Daimler Finance North America LLC                         A-        8.500%   1/18/31             742
     6,000   Home Depot, Inc.                                          BBB+      5.200%    3/1/11           5,577
     2,000   Home Depot, Inc.                                          BBB+      5.400%    3/1/16           1,597
    10,000   Macys Retail Holdings, Inc.                               BBB-      5.350%   3/15/12           7,004
     1,000   McDonald's Corp.                                          A         6.300%  10/15/37             943
     2,000   Mohawk Industries, Inc.                                   BBB-      6.125%   1/15/16           1,569
     4,000   Omnicom Group, Inc.                                       A-        5.900%   4/15/16           3,164
     4,000   Thomson Reuters Corp. (Canada)                            A-        5.700%   10/1/14           3,630
     4,000   Time Warner Cable, Inc.                                   BBB+      5.850%    5/1/17           3,358
     6,000   Time Warner, Inc.                                         BBB+      6.750%   4/15/11           5,668
     2,000   Time Warner, Inc.                                         BBB+      7.625%   4/15/31           1,719
     1,000   Viacom, Inc.                                              BBB       6.875%   4/30/36             723
    12,000   Walt Disney Co. (The)                                     A         6.375%    3/1/12          12,449
------------------------------------------------------------------------------------------------------------------
                                                                                                           50,078
------------------------------------------------------------------------------------------------------------------
             CONSUMER STAPLES - 0.6%
     4,000   Bottling Group LLC                                        A         5.500%    4/1/16           3,833
     4,000   Coca-Cola Enterprises, Inc.                               A         8.500%    2/1/22           4,488
     4,000   CVS/Caremark Corp.                                        BBB+      5.750%    6/1/17           3,473
    12,000   Kellogg Co.                                               BBB+      6.600%    4/1/11          12,196
     4,000   Kimberly-Clark Corp.                                      A         6.125%    8/1/17           4,025
     6,000   Kraft Foods, Inc.                                         BBB+      5.625%   11/1/11           5,937
     2,000   Kroger Co. (The)                                          BBB-      6.400%   8/15/17           1,884
     4,000   Miller Brewing Co. (b)                                    BBB+      5.500%   8/15/13           3,673
     8,000   Procter & Gamble Co.                                      AA-       5.550%    3/5/37           7,832
     3,000   Safeway, Inc.                                             BBB       5.800%   8/15/12           2,885
------------------------------------------------------------------------------------------------------------------
                                                                                                           50,226
------------------------------------------------------------------------------------------------------------------
             ENERGY - 0.5%
     5,000   Anadarko Petroleum Corp.                                  BBB-      5.950%   9/15/16           4,380
     4,000   ConoCo Phillips Holding Co.                               A         6.950%   4/15/29           3,804
     6,000   Devon Financing Corp. ULC (Canada)                        BBB+      6.875%   9/30/11           6,022
     1,000   Energy Transfer Partners LP                               BBB-      6.625%  10/15/36             667
     3,000   Enterprise Products Operating LP                          BBB-      5.600%  10/15/14           2,549
     7,000   Hess Corp.                                                BBB-      6.650%   8/15/11           6,658
     6,000   Kinder Morgan Energy Partners LP                          BBB       5.000%  12/15/13           5,143
     4,000   ONEOK Partners LP                                         BBB       6.150%   10/1/16           3,509
     3,000   Spectra Energy Capital LLC                                BBB       8.000%   10/1/19           2,765
     4,000   Transocean, Inc. (Cayman Islands)                         BBB+      6.000%   3/15/18           3,541
     1,000   Valero Energy Corp.                                       BBB       6.625%   6/15/37             749
     3,000   Williams Cos., Inc.                                       BB+       8.750%   3/15/32           2,190
     2,000   XTO Energy, Inc.                                          BBB       6.750%    8/1/37           1,644
------------------------------------------------------------------------------------------------------------------
                                                                                                           43,621
------------------------------------------------------------------------------------------------------------------

 PRINCIPAL                                                             RATING
    AMOUNT   DESCRIPTION                                               (S&P)*   COUPON   MATURITY           VALUE
------------------------------------------------------------------------------------------------------------------
             FINANCIALS - 3.1%
$    3,000   Allstate Corp. (The)                                      A+        5.550%    5/9/35   $       2,110
     6,000   American Express Co.                                      A+        5.500%   9/12/16           4,924
     4,000   American International Group, Inc.                        A-        5.850%   1/16/18           2,375
    15,000   Bank of America Corp.                                     AA-       5.625%  10/14/16          13,774
     5,000   Bank of America Corp.                                     AA-       5.750%   12/1/17           4,663
    10,000   Bear Stearns Cos., Inc. (The)                             AA-       4.500%  10/28/10           9,839
     6,000   Bear Stearns Cos., Inc. (The)                             AA-       5.700%  11/15/14           5,505
    10,000   Berkshire Hathaway Finance Corp.                          AAA       4.125%   1/15/10           9,957
     3,000   Capital One Financial Corp.                               BBB       6.150%    9/1/16           1,994
     1,000   Chubb Corp.                                               A         6.000%   5/11/37             802
     6,000   Citigroup, Inc.                                           AA-       5.300%  10/17/12           5,476
     9,000   Citigroup, Inc.                                           AA-       6.125%  11/21/17           8,226
     3,000   Citigroup, Inc.                                           A+        6.625%   6/15/32           2,465
    10,000   Credit Suisse USA, Inc.                                   AA-       6.125%  11/15/11           9,784
    15,000   General Electric Capital Corp.                            AAA       5.250%  10/19/12          14,565
     9,000   General Electric Capital Corp.                            AAA       5.375%  10/20/16           7,913
     4,000   General Electric Capital Corp.                            AAA       5.875%   2/15/12           3,985
    10,000   General Electric Capital Corp.                            AAA       6.750%   3/15/32           9,077
    15,000   Goldman Sachs Group, Inc. (The)                           AA-       6.125%   2/15/33          10,982
    10,000   HSBC Finance Corp.                                        AA-       6.375%  10/15/11           9,536
     3,000   Jefferies Group, Inc.                                     BBB+      6.250%   1/15/36           1,861
    12,000   John Deere Capital Corp.                                  A         7.000%   3/15/12          12,195
    15,000   JPMorgan Chase & Co.                                      A+        5.150%   10/1/15          13,732
     1,000   JPMorgan Chase & Co.                                      AA-       6.000%   1/15/18             965
     3,000   Marsh & McLennan Cos., Inc.                               BBB-      5.375%   7/15/14           2,603
     9,000   Merrill Lynch & Co., Inc.                                 A         6.400%   8/28/17           8,259
     6,000   MetLife, Inc.                                             A         5.700%   6/15/35           4,130
    10,000   Morgan Stanley                                            A         4.750%    4/1/14           7,253
     4,000   Morgan Stanley                                            A+        5.300%    3/1/13           3,418
    21,000   National Rural Utilities
             Cooperative Finance Corp.                                 A         7.250%    3/1/12          20,699
     4,000   News America, Inc.                                        BBB+      6.400%  12/15/35           3,119
     3,000   Principal Financial Group, Inc.                           A         6.050%  10/15/36           1,922
     3,000   Prologis                                                  BBB-      5.625%  11/15/16           1,115
     3,000   Prudential Financial, Inc.                                A+        6.000%   12/1/17           2,380
     3,000   Realty Income Corp.                                       BBB       6.750%   8/15/19           2,006
     3,000   Simon Property Group LP                                   A-        5.250%   12/1/16           1,857
     3,000   Swiss Re Insurance Solutions
             Holding Corp.                                             A         7.000%   2/15/26           2,627
     3,000   Travelers Cos., Inc. (The)                                A-        6.250%   6/15/37           2,380
     6,000   Unilever Capital Corp.                                    A+        7.125%   11/1/10           6,241
    15,000   Wachovia Corp.                                            A         5.250%    8/1/14          12,397
    10,000   Wells Fargo & Co.                                         AA+       4.875%   1/12/11           9,891
------------------------------------------------------------------------------------------------------------------
                                                                                                          259,002
------------------------------------------------------------------------------------------------------------------

See notes to financial statements.

64 | SemiAnnual Report | November 30, 2008

Claymore Exchange-Traded Fund Trust | PORTFOLIO OF INVESTMENTS (unaudited) continued

UEM | Claymore U.S. -1 - The Capital Markets Index ETF (continued)

 PRINCIPAL                                                             RATING
    AMOUNT   DESCRIPTION                                               (S&P)*   COUPON   MATURITY           VALUE
------------------------------------------------------------------------------------------------------------------
             HEALTH CARE - 0.8%
$   15,000   Abbott Laboratories                                       AA        5.600%   5/15/11   $      15,510
     4,000   Abbott Laboratories                                       AA        5.875%   5/15/16           4,104
     4,000   Aetna, Inc.                                               A-        6.000%   6/15/16           3,517
     4,000   Bristol-Myers Squibb Co.                                  A+        5.875%  11/15/36           3,609
     3,000   Cigna Corp.                                               BBB+      7.875%   5/15/27           2,456
     2,000   Humana, Inc.                                              BBB       6.450%    6/1/16           1,561
    15,000   Merck & Co., Inc.                                         AA-       4.750%    3/1/15          15,163
     3,000   Schering-Plough Corp.                                     A-        6.000%   9/15/17           2,812
    15,000   UnitedHealth Group, Inc.                                  A-        5.250%   3/15/11          13,822
     6,000   WellPoint, Inc.                                           A-        5.250%   1/15/16           5,143
     4,000   Wyeth                                                     A+        5.950%    4/1/37           3,644
------------------------------------------------------------------------------------------------------------------
                                                                                                           71,341
------------------------------------------------------------------------------------------------------------------
             INDUSTRIALS - 0.1%
     3,000   Caterpillar, Inc.                                         A         6.050%   8/15/36           2,582
     2,000   Lockheed Martin Corp.                                     A-        6.150%    9/1/36           1,843
     1,000   Norfolk Southern Corp.                                    BBB+      7.050%    5/1/37             982
     4,000   United Technologies Corp.                                 A         4.875%    5/1/15           3,942
------------------------------------------------------------------------------------------------------------------
                                                                                                            9,349
------------------------------------------------------------------------------------------------------------------
             INFORMATION TECHNOLOGY - 0.4%
     3,000   Cisco Systems, Inc.                                       A+        5.250%   2/22/11           3,042
    21,000   International Business Machines Corp.                     A+        4.750%  11/29/12          21,000
     4,000   Oracle Corp.                                              A         5.250%   1/15/16           3,796
     4,000   Western Union Co. (The)                                   A-        5.930%   10/1/16           3,479
------------------------------------------------------------------------------------------------------------------
                                                                                                           31,317
------------------------------------------------------------------------------------------------------------------
             MATERIALS - 0.1%
     6,000   Weyerhaeuser Co.                                          BBB       6.750%   3/15/12           5,143
------------------------------------------------------------------------------------------------------------------
             TELECOMMUNICATIONS SERVICES - 0.9%
    15,000   AT&T, Inc.                                                A         5.100%   9/15/14          13,455
     3,000   AT&T, Inc.                                                A         5.625%   6/15/16           2,655
    19,000   Comcast Cable Communications Holdings, Inc.               BBB+      8.375%   3/15/13          18,978
     3,000   Comcast Cable Communications LLC                          BBB+      7.125%   6/15/13           2,847
     6,000   COX Communications, Inc.                                  BBB-      5.450%  12/15/14           5,314
     4,000   Historic TW, Inc.                                         BBB+      9.125%   1/15/13           3,896
    12,000   New Cingular Wireless Services, Inc.                      A         7.875%    3/1/11          12,150
    11,000   Verizon Global Funding Corp.                              A         7.375%    9/1/12          10,988
     2,000   Verizon Global Funding Corp.                              A         7.750%   12/1/30           1,779
------------------------------------------------------------------------------------------------------------------
                                                                                                           72,062
------------------------------------------------------------------------------------------------------------------
             UTILITIES - 0.6%
     8,000   Arizona Public Service Co.                                BBB-      6.375%  10/15/11           7,421
     4,000   Commonwealth Edison Co.                                   BBB+      5.950%   8/15/16           3,595
     4,000   Consolidated Edison Co. of New York, Inc.                 A-        5.500%   9/15/16           3,755
     4,000   Constellation Energy Group, Inc.                          BBB       4.550%   6/15/15           3,183

 PRINCIPAL                                                             RATING
    AMOUNT   DESCRIPTION                                               (S&P)*   COUPON   MATURITY           VALUE
------------------------------------------------------------------------------------------------------------------
$    3,000   Duke Energy Ohio, Inc.                                    A-        5.700%   9/15/12   $       2,989
     2,000   Energy East Corp.                                         BBB       6.750%   7/15/36           1,503
     3,000   FirstEnergy Corp.                                         BBB-      7.375%  11/15/31           2,467
     3,000   Indiana Michigan Power Co.                                BBB       6.050%   3/15/37           2,306
     6,000   Midamerican Energy Holdings Co.                           BBB+      6.125%    4/1/36           4,756
     3,000   Pacific Gas & Electric Co.                                BBB+      6.050%    3/1/34           2,615
     4,000   Pepco Holdings, Inc.                                      BBB-      6.450%   8/15/12           3,786
     2,000   Progress Energy, Inc.                                     BBB       6.850%   4/15/12           1,982
     8,000   Progress Energy, Inc.                                     BBB       7.100%    3/1/11           7,958
     4,000   Southern Power Co.                                        BBB+      4.875%   7/15/15           3,420
     3,000   Virginia Electric and Power Co.                           A-        6.000%   5/15/37           2,482
------------------------------------------------------------------------------------------------------------------
                                                                                                           54,218
------------------------------------------------------------------------------------------------------------------
             TOTAL CORPORATE BONDS - 7.7%
             (Cost $733,119)                                                                              646,357
------------------------------------------------------------------------------------------------------------------
             U.S. GOVERNMENT AND AGENCY SECURITIES - 26.4%
             MORTGAGE BACKED SECURITIES-- 11.9%
   160,000   Fannie Mae                                                AAA       4.500%  09/15/38         157,650
   220,000   Fannie Mae                                                AAA       5.000%  09/15/23         222,475
   325,000   Fannie Mae                                                AAA       5.500%  09/15/23         330,586
   275,000   Fannie Mae                                                AAA       5.500%  09/15/38         279,555
------------------------------------------------------------------------------------------------------------------
                                                                                                          990,266
------------------------------------------------------------------------------------------------------------------
             U.S. GOVERNMENT AGENCY SECURITIES - 3.8%
    41,000   Fannie Mae                                                AAA       5.375%   7/15/16          44,773
     6,000   Fannie Mae                                                AAA       5.500%   3/15/11           6,400
    36,000   Fannie Mae                                                AAA       6.000%   5/15/11          38,760
     2,000   Fannie Mae                                                AAA       6.625%  11/15/30           2,508
    12,000   Federal Farm Credit Bank                                  AAA       4.875%   2/18/11          12,592
    10,000   Federal Home Loan Banks                                   AAA       3.875%   6/14/13          10,295
    25,000   Federal Home Loan Banks                                   AAA       4.375%   3/17/10          25,752
    20,000   Federal Home Loan Banks                                   AAA       4.625%   2/18/11          20,900
    10,000   Federal Home Loan Banks                                   AAA       4.750%  12/16/16          10,371
    15,000   Federal Home Loan Banks                                   AAA       4.875%  11/18/11          15,848
    10,000   Federal Home Loan Banks                                   AAA       5.500%   7/15/36          10,983
    20,000   Federal Home Loan Banks                                   AAA       5.750%   5/15/12          21,700
    36,000   Freddie Mac                                               AAA       4.500%   1/15/14          38,263
    40,000   Freddie Mac                                               AAA       5.125%   7/15/12          42,870
    11,000   Freddie Mac                                               AAA       6.250%   7/15/32          13,238
------------------------------------------------------------------------------------------------------------------
                                                                                                          315,253
------------------------------------------------------------------------------------------------------------------
             U.S. TREASURY SECURITIES - 10.7%
    90,000   United States Treasury Note/Bond                          NR        2.750%   7/31/10          92,911
    25,000   United States Treasury Note/Bond                          NR        2.875%   1/31/13          26,553
    67,000   United States Treasury Note/Bond                          NR        3.250%  12/31/09          68,795
     3,000   United States Treasury Note/Bond                          NR        3.500%   2/15/10           3,103
    15,000   United States Treasury Note/Bond                          NR        3.625%   5/15/13          16,270

See notes to financial statements.

                                      SemiAnnual Report | November 30, 2008 | 65

Claymore Exchange-Traded Fund Trust | PORTFOLIO OF INVESTMENTS (unaudited) continued

UEM | Claymore U.S. -1 - The Capital Markets Index ETF (continued)

 PRINCIPAL                                                             RATING
    AMOUNT   DESCRIPTION                                               (S&P)*   COUPON   MATURITY           VALUE
------------------------------------------------------------------------------------------------------------------
             U.S. TREASURY SECURITIES (CONTINUED)
$    5,000   United States Treasury Note/Bond                          NR        3.875%   2/15/13   $       5,491
     9,000   United States Treasury Note/Bond                          NR        4.000%  11/15/12           9,969
    27,000   United States Treasury Note/Bond                          NR        4.000%   2/15/14          29,835
    49,000   United States Treasury Note/Bond                          NR        4.000%   4/15/10          51,209
    40,000   United States Treasury Note/Bond                          NR        4.125%   5/15/15          44,425
    70,000   United States Treasury Note/Bond                          NR        4.250%   9/30/12          77,864
    16,000   United States Treasury Note/Bond                          NR        4.250%  11/15/13          17,846
     3,000   United States Treasury Note/Bond                          NR        4.250%  11/15/17           3,313
    15,000   United States Treasury Note/Bond                          NR        4.250%   8/15/14          16,834
     9,000   United States Treasury Note/Bond                          NR        4.500%  11/30/11           9,842
    30,000   United States Treasury Note/Bond                          NR        4.500%   2/15/36          34,777
    24,000   United States Treasury Note/Bond                          NR        4.625%  11/15/16          27,159
    24,000   United States Treasury Note/Bond                          NR        4.750%   8/15/17          27,298
    14,000   United States Treasury Note/Bond                          NR        5.125%   5/15/16          16,385
     8,000   United States Treasury Note/Bond                          NR        5.750%   8/15/10           8,669
    18,000   United States Treasury Note/Bond                          NR        6.125%   8/15/29          24,086
    30,000   United States Treasury Note/Bond                          NR        6.250%   8/15/23          38,346
    14,000   United States Treasury Note/Bond                          NR        6.375%   8/15/27          18,931
    28,000   United States Treasury Note/Bond                          NR        6.625%   2/15/27          38,765
    35,000   United States Treasury Note/Bond                          NR        7.250%   5/15/16          44,885
     6,000   United States Treasury Note/Bond                          NR        7.875%   2/15/21           8,414
    27,000   United States Treasury Note/Bond                          NR        8.000%  11/15/21          38,656
    14,000   United States Treasury Note/Bond                          NR        8.750%   8/15/20          20,683
    35,000   United States Treasury Note/Bond                          NR        8.875%   2/15/19          51,053
    15,000   United States Treasury Note/Bond                          NR        9.125%   5/15/18          22,097
------------------------------------------------------------------------------------------------------------------
                                                                                                          894,464
------------------------------------------------------------------------------------------------------------------
             TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES - 26.4%
             (Cost $2,132,580)                                                                          2,199,983
------------------------------------------------------------------------------------------------------------------
             TOTAL LONG-TERM INVESTMENTS - 70.5%
             (Cost $7,491,312)                                                                          5,885,839
------------------------------------------------------------------------------------------------------------------
             SHORT-TERM INVESTMENTS - 27.0%

             CORPORATE BONDS - 1.1%

             CONSUMER DISCRETIONARY - 0.1%
    12,000   Daimler Finance North America LLC                         A-        7.200%    9/1/09          11,175
------------------------------------------------------------------------------------------------------------------
             FINANCIALS - 1.0%
     6,000   American General Finance Corp.                            BBB       3.875%   10/1/09           4,151
    14,000   HSBC Finance Corp.                                        AA-       5.875%    2/1/09          13,929
    14,000   John Hancock Financial Services, Inc.                     NR        5.625%   12/1/08          14,000
    14,000   JPMorgan Chase & Co.                                      A+        6.000%   2/15/09          13,979
     2,000   JPMorgan Chase & Co.                                      A+        7.000%  11/15/09           2,001
    14,000   Merrill Lynch & Co., Inc.                                 A         6.000%   2/17/09          13,944
    14,000   Morgan Stanley                                            A+        3.875%   1/15/09          13,897

 PRINCIPAL                                                             RATING
    AMOUNT   DESCRIPTION                                               (S&P)*   COUPON   MATURITY           VALUE
------------------------------------------------------------------------------------------------------------------
$    3,000   National City Corp.                                       A-        3.125%   4/30/09   $       2,918
     4,000   PNC Funding Corp.                                         A         7.500%   11/1/09           3,961
------------------------------------------------------------------------------------------------------------------
                                                                                                           82,780
------------------------------------------------------------------------------------------------------------------
             TOTAL CORPORATE BONDS - 1.1%                                                                  93,955
------------------------------------------------------------------------------------------------------------------
             U.S. GOVERNMENT AND AGENCY - 21.5%
   135,000   Fannie Mae                                                AAA       3.250%   2/15/09         135,609
   135,000   Fannie Mae                                                AAA       3.375%  12/15/08         135,107
   131,000   Fannie Mae                                                AAA       4.250%   5/15/09         132,827
   135,000   Fannie Mae                                                AAA       5.250%   1/15/09         135,690
   370,000   Federal Home Loan Bank
             Discount Notes (c)                                        AAA       0.405%   12/9/08         369,985
   200,000   Federal Home Loan Bank
             Discount Notes (c)                                        AAA       0.526%   1/14/09         199,914
   302,000   Federal Home Loan Bank
             Discount Notes (c)                                        AAA       0.614%  12/15/08         301,979
   171,000   Federal Home Loan Bank
             Discount Notes (c)                                        AAA       1.711%    1/5/09         170,942
    55,000   Federal Home Loan Banks                                   AAA       2.465%    5/5/09          55,358
   150,000   Freddie Mac                                               AAA       4.250%   7/15/09         152,639
------------------------------------------------------------------------------------------------------------------
                                                                                                        1,790,050
------------------------------------------------------------------------------------------------------------------
             U.S. TREASURY SECURITIES - 4.4%
   154,000   United States Treasury Bill (c)                           NR        0.990%   2/12/09         153,985
    68,000   United States Treasury Bill (c)                           NR        1.674%   1/15/09          67,997
    27,000   United States Treasury Note/Bond                          NR        3.000%   2/15/09          27,158
    27,000   United States Treasury Note/Bond                          NR        3.125%   4/15/09          27,272
    35,000   United States Treasury Note/Bond                          NR        3.625%   7/15/09          35,623
    27,000   United States Treasury Note/Bond                          NR        4.500%   4/30/09          27,445
    27,000   United States Treasury Note/Bond                          NR        4.750%   2/28/09          27,297
------------------------------------------------------------------------------------------------------------------
                                                                                                          366,777
------------------------------------------------------------------------------------------------------------------
             TOTAL SHORT-TERM INVESTMENTS - 27.0%
             (Cost $2,248,500)                                                                          2,250,782
------------------------------------------------------------------------------------------------------------------
             TOTAL INVESTMENTS - 97.5%
             (Cost $9,739,812)                                                                          8,136,621
             Other Assets in excess of Liabilities - 2.5%                                                 207,016
------------------------------------------------------------------------------------------------------------------
             NET ASSETS - 100.0%                                                                    $   8,343,637
==================================================================================================================

(a)   Non-income producing security.

(b) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30,2008, these securities amounted to 0.04% of net assets.

(c)   Zero-coupon  bond.  Interest  rate  shown  reflects  yield as of  November
      30,2008.

LLC - Limited Liability Company

LP - Limited Partnership

REIT - Real Estate Investment Trust

Securities are classified by sectors that represent broad groupings of related industries.

See notes to financial statements.

66 | SemiAnnual Report | November 30, 2008

Claymore Exchange-Traded Fund Trust | PORTFOLIO OF INVESTMENTS (unaudited) continued

UEM | Claymore U.S. -1 - The Capital Markets Index ETF (continued)

The obligations of certain United States Government sponsored entities are neither issued nor guaranteed by the United States Treasury.

* Ratings shown are per Standard & Poor's. For securities not rated by Standard and Poor's Rating Group, the rating by Moody's Investor Services, Inc. is provided. Securities classified as NR are not rated by Standard & Poor's and Moody's. Although not rated, U.S. Treasury Securities have an implied rating of AAA/Aaa from Standard and Poor's and Moody's, respectively. Ratings are unaudited.

See notes to financial statements.

                                      SemiAnnual Report | November 30, 2008 | 67

Claymore Exchange-Traded Fund Trust | PORTFOLIO OF INVESTMENTS (unaudited) continued

UBD | Claymore U.S. Capital Markets Bond ETF

 PRINCIPAL                                                             RATING
    AMOUNT   DESCRIPTION                                               (S&P)*   COUPON   MATURITY           VALUE
------------------------------------------------------------------------------------------------------------------
             CORPORATE BONDS - 25.7%

             BANKING - 2.0%
$   25,000   Bank of America Corp.                                     AA-       5.625%  10/14/16   $      22,957
     5,000   Bank of America Corp.                                     AA-       5.750%  12/01/17           4,663
     5,000   BB&T Corp.                                                A         5.250%  11/01/19           4,120
     7,000   National City Corp.                                       A-        3.125%  04/30/09           6,808
    10,000   PNC Funding Corp.                                         A         7.500%  11/01/09           9,903
    25,000   Wachovia Corp.                                            A         5.250%  08/01/14          20,662
    25,000   Wells Fargo & Co.                                         AA+       4.875%  01/12/11          24,729
     5,000   Wells Fargo & Co.                                         AA+       5.250%  10/23/12           4,929
------------------------------------------------------------------------------------------------------------------
                                                                                                           98,771
------------------------------------------------------------------------------------------------------------------
             CONSUMER DISCRETIONARY - 3.3%
     3,000   CBS Corp.                                                 BBB       7.875%  07/30/30           1,936
    31,000   Comcast Cable Communications
             Holdings, Inc.                                            BBB+      8.375%  03/15/13          30,964
     5,000   Comcast Cable Communications LLC                          BBB+      7.125%  06/15/13           4,745
    10,000   COX Communications, Inc.                                  BBB-      5.450%  12/15/14           8,857
    20,000   Daimler Finance North America LLC                         A-        7.200%  09/01/09          18,625
     2,000   Daimler Finance North America LLC                         A-        8.500%  01/18/31           1,484
     6,000   Historic TW, Inc.                                         BBB+      9.125%  01/15/13           5,844
    10,000   Home Depot, Inc.                                          BBB+      5.200%  03/01/11           9,296
     5,000   Home Depot, Inc.                                          BBB+      5.400%  03/01/16           3,992
    17,000   Macy's Retail Holdings, Inc.                              BBB-      5.350%  03/15/12          11,907
     2,000   McDonald's Corp.                                          A         6.300%  10/15/37           1,886
     4,000   Mohawk Industries, Inc.                                   BBB-      6.125%  01/15/16           3,139
    10,000   News America, Inc.                                        BBB+      6.400%  12/15/35           7,798
     6,000   Omnicom Group, Inc.                                       A-        5.900%  04/15/16           4,745
     6,000   Thomson Reuters Corp. (Canada)                            A-        5.700%  10/01/14           5,446
     6,000   Time Warner Cable, Inc.                                   BBB+      5.850%  05/01/17           5,037
    10,000   Time Warner, Inc.                                         BBB+      6.750%  04/15/11           9,447
     5,000   Time Warner, Inc.                                         BBB+      7.625%  04/15/31           4,298
     4,000   Viacom, Inc.                                              BBB       6.875%  04/30/36           2,892
    20,000   Walt Disney Co.                                           A         6.375%  03/01/12          20,749
------------------------------------------------------------------------------------------------------------------
                                                                                                          163,087
------------------------------------------------------------------------------------------------------------------
             CONSUMER STAPLES - 2.0%
     6,000   Bottling Group LLC                                        A         5.500%  04/01/16           5,749
     7,000   Coca-Cola Enterprises, Inc.                               A         8.500%  02/01/22           7,854
    10,000   CVS Caremark Corp.                                        BBB+      5.750%  06/01/17           8,682
    20,000   Kellogg Co.                                               BBB+      6.600%  04/01/11          20,327
    10,000   Kimberly-Clark Corp.                                      A         6.125%  08/01/17          10,062
    10,000   Kraft Foods, Inc.                                         BBB+      5.625%  11/01/11           9,895
     5,000   Kroger Co.                                                BBB-      6.400%  08/15/17           4,710
     6,000   Miller Brewing Co., 144A                                  BBB+      5.500%  08/15/13           5,509

 PRINCIPAL                                                             RATING
    AMOUNT   DESCRIPTION                                               (S&P)*   COUPON   MATURITY           VALUE
------------------------------------------------------------------------------------------------------------------
$   20,000   Procter & Gamble Co.                                      AA-       5.550%  03/05/37   $      19,579
     5,000   Safeway, Inc.                                             BBB       5.800%  08/15/12           4,809
------------------------------------------------------------------------------------------------------------------
                                                                                                           97,176
------------------------------------------------------------------------------------------------------------------
             ENERGY - 1.3%
    10,000   Anadarko Petroleum Corp.                                  BBB-      5.950%  09/15/16           8,759
     2,000   Apache Corp.                                              A-        6.000%  01/15/37           1,681
    10,000   ConocoPhillips Holding Co.                                A         6.950%  04/15/29           9,509
    10,000   Devon Financing Corp. ULC                                 BBB+      6.875%  09/30/11          10,036
     5,000   Enterprise Products Operating LLC                         BBB-      5.600%  10/15/14           4,249
    13,000   Hess Corp.                                                BBB-      6.650%  08/15/11          12,364
     7,000   ONEOK Partners LP                                         BBB       6.150%  10/01/16           6,140
     7,000   Transocean, Inc. (Ivory Coast)                            BBB+      6.000%  03/15/18           6,197
     3,000   Valero Energy Corp.                                       BBB       6.625%  06/15/37           2,248
     5,000   XTO Energy, Inc.                                          BBB       6.750%  08/01/37           4,110
------------------------------------------------------------------------------------------------------------------
                                                                                                           65,293
------------------------------------------------------------------------------------------------------------------
             FINANCIAL - 8.7%
     5,000   Allstate Corp.                                            A+        5.550%  05/09/35           3,516
    10,000   American Express Co.                                      A+        5.500%  09/12/16           8,207
    15,000   American General Finance Corp.                            BBB       3.875%  10/01/09          10,378
     6,000   American International Group, Inc.                        A-        5.850%  01/16/18           3,563
    25,000   Bear Stearns Cos., LLC                                    AA-       4.500%  10/28/10          24,596
    10,000   Bear Stearns Cos., LLC                                    AA-       5.700%  11/15/14           9,175
    25,000   Berkshire Hathaway Finance Corp.                          AAA       4.125%  01/15/10          24,891
     5,000   Capital One Financial Corp.                               BBB       6.150%  09/01/16           3,324
     2,000   Chubb Corp.                                               A         6.000%  05/11/37           1,604
    10,000   Citigroup, Inc.                                           AA-       5.300%  10/17/12           9,127
    15,000   Citigroup, Inc.                                           AA-       6.125%  11/21/17          13,711
     5,000   Citigroup, Inc.                                           A+        6.625%  06/15/32           4,108
    25,000   Credit Suisse USA, Inc.                                   AA-       6.125%  11/15/11          24,460
    25,000   General Electric Capital Corp.                            AAA       5.250%  10/19/12          24,275
    15,000   General Electric Capital Corp.                            AAA       5.375%  10/20/16          13,189
    10,000   General Electric Capital Corp.                            AAA       5.875%  02/15/12           9,962
    18,000   General Electric Capital Corp.                            AAA       6.750%  03/15/32          16,339
    25,000   Goldman Sachs Group, Inc.                                 AA-       6.125%  02/15/33          18,303
     5,000   HSBC Finance Corp.                                        AA-       5.000%  06/30/15           4,285
    25,000   HSBC Finance Corp.                                        AA-       6.375%  10/15/11          23,840
     5,000   Jefferies Group, Inc.                                     BBB+      6.250%  01/15/36           3,102
    20,000   John Deere Capital Corp.                                  A         7.000%  03/15/12          20,326
    25,000   JPMorgan Chase & Co.                                      A+        5.150%  10/01/15          22,886
     3,000   JPMorgan Chase & Co.                                      AA-       6.000%  01/15/18           2,895
     5,000   JPMorgan Chase & Co.                                      A+        7.000%  11/15/09           5,002
     5,000   Marsh & McLennan Cos., Inc.                               BBB-      5.375%  07/15/14           4,339
    15,000   Merrill Lynch & Co., Inc.                                 A         6.400%  08/28/17          13,765

See notes to financial statements.

68 | SemiAnnual Report | November 30, 2008

Claymore Exchange-Traded Fund Trust | PORTFOLIO OF INVESTMENTS (unaudited) continued

UBD | Claymore U.S. Capital Markets Bond ETF (continued)

 PRINCIPAL                                                             RATING
    AMOUNT   DESCRIPTION                                               (S&P)*   COUPON   MATURITY           VALUE
------------------------------------------------------------------------------------------------------------------
             FINANCIAL (CONTINUED)
$   10,000   MetLife, Inc.                                             A         5.700%  06/15/35   $       6,884
    25,000   Morgan Stanley                                            A         4.750%  04/01/14          18,131
     9,000   Morgan Stanley                                            A+        5.300%  03/01/13           7,689
    35,000   National Rural Utilities
             Cooperative Finance Corp.                                 A         7.250%  03/01/12          34,498
     5,000   Principal Financial Group, Inc.                           A         6.050%  10/15/36           3,203
     5,000   Prologis                                                  BBB-      5.625%  11/15/16           1,858
     6,000   Prudential Financial, Inc.                                A+        6.000%  12/01/17           4,761
     5,000   Realty Income Corp.                                       BBB       6.750%  08/15/19           3,343
     5,000   Simon Property Group LP                                   A-        5.250%  12/01/16           3,096
     5,000   Swiss Re Insurance Solutions
             Holding Corp.                                             A         7.000%  02/15/26           4,378
     5,000   Travelers Cos., Inc.                                      A-        6.250%  06/15/37           3,967
    10,000   Unilever Capital Corp.                                    A+        7.125%  11/01/10          10,402
------------------------------------------------------------------------------------------------------------------
                                                                                                          425,378
------------------------------------------------------------------------------------------------------------------
             GAS TRANSMISSION - 0.4%
     2,000   Energy Transfer Partners LP                               BBB-      6.625%  10/15/36           1,333
    10,000   Kinder Morgan Energy Partners LP                          BBB       5.000%  12/15/13           8,571
     5,000   Spectra Energy Capital LLC                                BBB       8.000%  10/01/19           4,609
     4,000   Williams Cos., Inc.                                       BB+       8.750%  03/15/32           2,920
------------------------------------------------------------------------------------------------------------------
                                                                                                           17,433
------------------------------------------------------------------------------------------------------------------
             HEALTH CARE - 2.7%
    25,000   Abbott Laboratories                                       AA        5.600%  05/15/11          25,850
    10,000   Abbott Laboratories                                       AA        5.875%  05/15/16          10,260
     6,000   Aetna, Inc.                                               A-        6.000%  06/15/16           5,276
    10,000   Bristol-Myers Squibb Co.                                  A+        5.875%  11/15/36           9,022
     5,000   Cigna Corp.                                               BBB+      7.875%  05/15/27           4,093
     4,000   Humana, Inc.                                              BBB       6.450%  06/01/16           3,122
    25,000   Merck & Co, Inc.                                          AA-       4.750%  03/01/15          25,272
     7,000   Schering-Plough Corp.                                     A-        6.000%  09/15/17           6,561
     4,000   Teva Pharmaceutical Finance LLC                           BBB+      6.150%  02/01/36           3,437
    25,000   UnitedHealth Group, Inc.                                  A-        5.250%  03/15/11          23,038
    10,000   WellPoint, Inc.                                           A-        5.250%  01/15/16           8,571
    10,000   Wyeth                                                     A+        5.950%  04/01/37           9,111
------------------------------------------------------------------------------------------------------------------
                                                                                                          133,613
------------------------------------------------------------------------------------------------------------------
             INDUSTRIALS - 0.4%
     5,000   Caterpillar, Inc.                                         A         6.050%  08/15/36           4,303
     5,000   Lockheed Martin Corp.                                     A-        6.150%  09/01/36           4,608
    10,000   United Technologies Corp.                                 A         4.875%  05/01/15           9,854
------------------------------------------------------------------------------------------------------------------
                                                                                                           18,765
------------------------------------------------------------------------------------------------------------------
             INFORMATION TECHNOLOGY - 1.0%
     5,000   Cisco Systems, Inc.                                       A+        5.250%  02/22/11           5,069
     2,000   Cisco Systems, Inc.                                       A+        5.500%  02/22/16           1,957

 PRINCIPAL                                                             RATING
    AMOUNT   DESCRIPTION                                               (S&P)*   COUPON   MATURITY           VALUE
------------------------------------------------------------------------------------------------------------------
$   35,000   International Business Machines Corp.                     A+        4.750%  11/29/12   $      35,000
     6,000   Oracle Corp.                                              A         5.250%  01/15/16           5,694
------------------------------------------------------------------------------------------------------------------
                                                                                                           47,720
------------------------------------------------------------------------------------------------------------------
             MATERIALS - 0.2%
    10,000   Weyerhaeuser Co.                                          BBB       6.750%  03/15/12           8,572
------------------------------------------------------------------------------------------------------------------
             RAIL TRANSPORTATION - 0.1%
     4,000   CSX Corp.                                                 BBB-      6.150%  05/01/37           2,998
     4,000   Norfolk Southern Corp.                                    BBB+      7.050%  05/01/37           3,926
------------------------------------------------------------------------------------------------------------------
                                                                                                            6,924
------------------------------------------------------------------------------------------------------------------
             SPECIAL PURPOSE - 0.1%
     6,000   Western Union Co.                                         A-        5.930%  10/01/16           5,218
------------------------------------------------------------------------------------------------------------------
             TELECOMMUNICATIONS - 1.6%
    25,000   AT&T, Inc.                                                A         5.100%  09/15/14          22,425
     5,000   AT&T, Inc.                                                A         5.625%  06/15/16           4,424
     5,000   Embarq Corp.                                              BBB-      7.082%  06/01/16           3,550
    20,000   New Cingular Wireless Services, Inc.                      A         7.875%  03/01/11          20,250
    10,000   Sprint Capital Corp.                                      BB        6.875%  11/15/28           4,900
    18,000   Verizon Global Funding Corp.                              A         7.375%  09/01/12          17,981
     5,000   Verizon Global Funding Corp.                              A         7.750%  12/01/30           4,448
------------------------------------------------------------------------------------------------------------------
                                                                                                           77,978
------------------------------------------------------------------------------------------------------------------
             UTILITY - 1.9%
    13,000   Arizona Public Service Co.                                BBB-      6.375%  10/15/11          12,060
     7,000   Commonwealth Edison Co.                                   BBB+      5.950%  08/15/16           6,292
     7,000   Consolidated Edison Co. of
             New York, Inc.                                            A-        5.500%  09/15/16           6,571
     7,000   Constellation Energy Group, Inc.                          BBB       4.550%  06/15/15           5,571
     5,000   Duke Energy Ohio, Inc.                                    A-        5.700%  09/15/12           4,982
     4,000   Energy East Corp.                                         BBB       6.750%  07/15/36           3,006
     5,000   FirstEnergy Corp.                                         BBB-      7.375%  11/15/31           4,112
     5,000   Indiana Michigan Power Co.                                BBB       6.050%  03/15/37           3,844
    10,000   Midamerican Energy Holdings Co.                           BBB+      6.125%  04/01/36           7,927
     5,000   Pacific Gas & Electric Co.                                BBB+      6.050%  03/01/34           4,359
     7,000   Pepco Holdings, Inc.                                      BBB-      6.450%  08/15/12           6,625
     3,000   Progress Energy, Inc.                                     BBB       6.850%  04/15/12           2,973
    13,000   Progress Energy, Inc.                                     BBB       7.100%  03/01/11          12,931
     7,000   Southern Power Co.                                        BBB+      4.875%  07/15/15           5,985
     5,000   Virginia Electric and Power Co.                           A-        6.000%  05/15/37           4,137
------------------------------------------------------------------------------------------------------------------
                                                                                                           91,375
------------------------------------------------------------------------------------------------------------------
             TOTAL CORPORATE BONDS - 25.7%
             (Cost $1,427,341)                                                                          1,257,303
------------------------------------------------------------------------------------------------------------------

See notes to financial statements.

                                      SemiAnnual Report | November 30, 2008 | 69

Claymore Exchange-Traded Fund Trust | PORTFOLIO OF INVESTMENTS (unaudited) continued

UBD | Claymore U.S. Capital Markets Bond ETF (continued)

 PRINCIPAL                                                             RATING
    AMOUNT   DESCRIPTION                                               (S&P)*   COUPON   MATURITY           VALUE
------------------------------------------------------------------------------------------------------------------
             U.S. GOVERNMENT AND AGENCY SECURITIES - 72.2%

             MORTGAGE BACKED SECURITIES - 34.9%
$  275,000   Fannie Mae                                                NR        4.500%  12/15/38   $     270,961
   375,000   Fannie Mae                                                NR        5.000%  12/15/23         379,219
   560,000   Fannie Mae                                                NR        5.500%  12/15/23         569,625
   475,000   Fannie Mae                                                NR        5.500%  12/15/38         482,867
------------------------------------------------------------------------------------------------------------------
                                                                                                        1,702,672
------------------------------------------------------------------------------------------------------------------
             U.S. GOVERNMENT AGENCY SECURITIES - 9.9%
    70,000   Fannie Mae                                                AAA       5.375%  07/15/16          76,442
    10,000   Fannie Mae                                                AAA       5.500%  03/15/11          10,666
    60,000   Fannie Mae                                                AAA       6.000%  05/15/11          64,600
     3,000   Fannie Mae                                                AAA       6.625%  11/15/30           3,762
    20,000   Fannie Mae                                                AAA       7.250%  05/15/30          26,699
    20,000   Federal Farm Credit Bank                                  AAA       4.875%  02/18/11          20,987
    20,000   Federal Home Loan Bank System                             AAA       3.875%  06/14/13          20,590
    20,000   Federal Home Loan Bank System                             AAA       4.375%  03/17/10          20,602
    30,000   Federal Home Loan Bank System                             AAA       4.625%  02/18/11          31,350
    20,000   Federal Home Loan Bank System                             AAA       4.750%  12/16/16          20,741
    25,000   Federal Home Loan Bank System                             AAA       4.875%  11/18/11          26,414
    30,000   Federal Home Loan Bank System                             AAA       5.750%  05/15/12          32,550
    60,000   Freddie Mac                                               AAA       4.500%  01/15/14          63,771
    40,000   Freddie Mac                                               AAA       5.125%  07/15/12          42,870
    19,000   Freddie Mac                                               AAA       6.250%  07/15/32          22,866
------------------------------------------------------------------------------------------------------------------
                                                                                                          484,910
------------------------------------------------------------------------------------------------------------------
             U.S. TREASURY SECURITIES-- 27.4%
   110,000   United States Treasury Note/Bond                          NR        2.750%  07/31/10         113,558
   140,000   United States Treasury Note/Bond                          NR        2.875%  01/31/13         148,695
   120,000   United States Treasury Note/Bond                          NR        3.250%  12/31/09         123,216
     5,000   United States Treasury Note/Bond                          NR        3.500%  02/15/10           5,172
    25,000   United States Treasury Note/Bond                          NR        3.625%  05/15/13          27,117
     8,000   United States Treasury Note/Bond                          NR        3.875%  02/15/13           8,786
    75,000   United States Treasury Note/Bond                          NR        4.000%  04/15/10          78,381
    15,000   United States Treasury Note/Bond                          NR        4.000%  11/15/12          16,615
    45,000   United States Treasury Note/Bond                          NR        4.000%  02/15/14          49,725
    60,000   United States Treasury Note/Bond                          NR        4.250%  09/30/12          66,741
    26,000   United States Treasury Note/Bond                          NR        4.250%  11/15/13          29,000
    25,000   United States Treasury Note/Bond                          NR        4.250%  08/15/14          28,057
     5,000   United States Treasury Note/Bond                          NR        4.250%  11/15/17           5,522
    50,000   United States Treasury Note/Bond                          NR        4.500%  02/15/36          57,961
    40,000   United States Treasury Note/Bond                          NR        4.625%  11/15/16          45,266
    40,000   United States Treasury Note/Bond                          NR        4.750%  08/15/17          45,497
    20,000   United States Treasury Note/Bond                          NR        4.875%  02/15/12          22,333
    20,000   United States Treasury Note/Bond                          NR        5.000%  08/15/11          22,208
    50,000   United States Treasury Note/Bond                          NR        5.125%  05/15/16          58,519

 PRINCIPAL                                                             RATING
    AMOUNT   DESCRIPTION                                               (S&P)*   COUPON   MATURITY           VALUE
------------------------------------------------------------------------------------------------------------------
$   14,000   United States Treasury Note/Bond                          NR        5.750%  08/15/10   $      15,171
     6,000   United States Treasury Note/Bond                          NR        6.125%  08/15/29           8,029
    50,000   United States Treasury Note/Bond                          NR        6.250%  08/15/23          63,910
    23,000   United States Treasury Note/Bond                          NR        6.375%  08/15/27          31,100
    47,000   United States Treasury Note/Bond                          NR        6.625%  02/15/27          65,069
     3,000   United States Treasury Note/Bond                          NR        7.875%  02/15/21           4,207
    45,000   United States Treasury Note/Bond                          NR        8.000%  11/15/21          64,427
    41,000   United States Treasury Note/Bond                          NR        8.750%  08/15/20          60,571
    25,000   United States Treasury Note/Bond                          NR        8.875%  02/15/19          36,467
    25,000   United States Treasury Note/Bond                          NR        9.125%  05/15/18          36,828
------------------------------------------------------------------------------------------------------------------
                                                                                                        1,338,148
------------------------------------------------------------------------------------------------------------------
             TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES - 72.2%
             (Cost $3,414,926)                                                                          3,525,730
------------------------------------------------------------------------------------------------------------------
             TOTAL INVESTMENTS - 97.9%
             (Cost $4,842,267)                                                                          4,783,033
             Other Assets in excess of Liabilities - 2.1%                                                 104,097
------------------------------------------------------------------------------------------------------------------
             NET ASSETS - 100.0%                                                                    $   4,887,130
==================================================================================================================

LLC - Limited Liability Company

LP - Limited Partnership

ULC - Unlimited Liability Company

144A - Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30,2008 this security amounted to $5,509 which represents 0.1% of net assets.

Securities are classified by sectors that represent broad groupings of related industries.

The obligations of certain United States Government sponsored entities are neither issued nor guaranteed by the United States Treasury.

* Ratings shown are per Standard & Poor's. For securities not rated by Standard & Poor's Rating Group, the rating by Moody's Investor Services, Inc. is provided. Securities classified as NR are not rated by Standard & Poor's or Moody's. Although not rated, U.S. Treasury Securities have an implied rating of AAA/Aaa from Standard and Poor's and Moody's, respectively.

See notes to financial statements.

70 | SemiAnnual Report | November 30, 2008

Claymore Exchange-Traded Fund Trust | PORTFOLIO OF INVESTMENTS (unaudited) continued

ULQ | Claymore U.S. Capital Markets Micro-Term Fixed Income ETF

 PRINCIPAL                                                             RATING   YIELD/
    AMOUNT   DESCRIPTION                                               (S&P)*   COUPON   MATURITY           VALUE
------------------------------------------------------------------------------------------------------------------
             SHORT-TERM INVESTMENTS - 98.8%

             CERTIFICATE OF DEPOSIT - 5.0%
$  250,000   Bank of Nova Scotia                                       A-1+      1.200%  12/17/08   $     250,000
------------------------------------------------------------------------------------------------------------------
             COMMERCIAL PAPER - 32.3%
   170,000   American Honda                                            A-1       1.357%  12/18/08         169,871
   185,000   BMW US Capital                                            A-1       1.820%   1/05/09         184,650
   185,000   CBA Finance                                               A-1+      1.558%  12/15/08         184,885
   372,000   Intesa Funding                                            A-1+      1.863%  12/08/08         371,874
   187,000   Nordea                                                    A-1+      2.563%  12/08/08         186,936
   185,000   Santander Central                                         A-1+      4.357%  12/15/08         184,885
   187,000   Societe Generale                                          A-1+      2.710%  12/08/08         186,936
   150,000   Toyota Motor                                              A-1+      1.947%   1/02/09         149,795
------------------------------------------------------------------------------------------------------------------
                                                                                                        1,619,832
------------------------------------------------------------------------------------------------------------------
             CORPORATE BONDS - 3.2%
    32,000   HSBC Finance Corp.                                        AA-       5.875%   2/01/09          31,838
    32,000   John Hancock Financial Services, Inc.                     AA        5.625%  12/01/08          32,000
    32,000   JPMorgan Chase & Co.                                      A+        6.000%   2/15/09          31,952
    32,000   Merrill Lynch & Co., Inc.                                 A         6.000%   2/17/09          31,871
    32,000   Morgan Stanley                                            A+        3.875%   1/15/09          31,765
------------------------------------------------------------------------------------------------------------------
                                                                                                          159,426
------------------------------------------------------------------------------------------------------------------
             U.S. GOVERNMENT AND AGENCY SECURITIES - 58.3%
   100,000   Federal Home Loan Bank Discount Notes                     A-1+      0.544%  12/12/08          99,995
   199,000   Federal Home Loan Bank Discount Notes                     A-1+      2.151%   1/20/09         198,903
   210,000   Federal Home Loan Bank Discount Notes                     A-1+      0.175%  12/02/08         209,999
   316,000   Federal Home Loan Bank Discount Notes                     A-1+      0.289%  12/15/08         315,978
   360,000   Federal Home Loan Bank Discount Notes                     A-1+      0.193%  12/09/08         359,986
   175,000   Federal Home Loan Banks                                   A-1+      2.465%   5/05/09         176,139
   150,000   Freddie Mac                                               AAA       4.250%   7/15/09         152,639
   104,000   Fannie Mae                                                AAA       3.375%  12/15/08         104,083
   104,000   Fannie Mae                                                AAA       3.250%   2/15/09         104,469
   104,000   Fannie Mae                                                AAA       5.250%   1/15/09         104,532
   119,000   Fannie Mae                                                AAA       4.250%   5/15/09         120,659
   138,000   Fannie Mae Discount Notes                                 AAA       0.194%  12/01/08         138,000
   207,000   U.S. Treasury Bill                                        NR        1.674%   1/15/09         206,992
   303,000   U.S. Treasury Bill                                        NR        0.990%   2/12/09         302,971
    64,000   United States Treasury Note                               NR        3.000%   2/15/09          64,375
    64,000   United States Treasury Note                               NR        3.125%   4/15/09          64,645

 PRINCIPAL                                                             RATING   YIELD/
    AMOUNT   DESCRIPTION                                               (S&P)*   COUPON   MATURITY           VALUE
------------------------------------------------------------------------------------------------------------------
$   64,000   United States Treasury Note                               NR        4.750%   2/28/09   $      64,705
    64,000   United States Treasury Note                               NR        4.500%   4/30/09          65,055
    65,000   United States Treasury Note                               NR        3.625%   7/15/09          66,158
------------------------------------------------------------------------------------------------------------------
                                                                                                        2,920,283
------------------------------------------------------------------------------------------------------------------
             TOTAL SHORT-TERM INVESTMENTS - 98.8%
             (Cost - $4,941,935)                                                                        4,949,541
------------------------------------------------------------------------------------------------------------------
             TOTAL INVESTMENTS - 98.8%
             (Cost - $4,941,935)                                                                        4,949,541
             Other Assets in excess of Liabilities - 1.2%                                                  59,926
------------------------------------------------------------------------------------------------------------------
             NET ASSETS - 100.0%                                                                    $   5,009,467
==================================================================================================================

Securities are classified by sectors that represent broad groupings of related industries.

* Ratings shown are per Standard & Poor's. For securities not rated by Standard and Poor's Rating Group, the rating by Moody's Investor Services, Inc. is provided. Securities classified as NR are not rated by Standard & Poor's and Moody's.

See notes to financial statements.

                                      SemiAnnual Report | November 30, 2008 | 71

Claymore Exchange-Traded Fund Trust | PORTFOLIO OF INVESTMENTS (unaudited) continued

IRO | Claymore/Zacks Dividend Rotation ETF

 NUMBER OF
    SHARES   DESCRIPTION                                                                                    VALUE
------------------------------------------------------------------------------------------------------------------
             COMMON STOCKS - 95.7%

             CONSUMER DISCRETIONARY - 17.8%
       982   ArvinMeritor, Inc.                                                                     $       3,879
     2,545   Asbury Automotive Group, Inc.                                                                 12,801
       764   Autoliv, Inc.                                                                                 14,585
       486   Black & Decker Corp.                                                                          20,626
     3,847   Brinker International, Inc.                                                                   25,544
     2,206   Brown Shoe Co., Inc.                                                                          12,442
       616   Guess, Inc.                                                                                    8,150
     1,781   Harley-Davidson, Inc.                                                                         30,295
     1,185   Johnson Controls, Inc.                                                                        20,927
     7,244   Journal Communications, Inc. - Class A                                                        17,168
     1,120   Limited Brands, Inc.                                                                          10,427
     3,147   Macy's, Inc.                                                                                  23,351
       950   Men's Wearhouse, Inc. (The)                                                                   10,108
       612   Meredith Corp.                                                                                 9,878
     1,610   Newell Rubbermaid, Inc.                                                                       21,510
       477   Omnicom Group, Inc.                                                                           13,494
     1,092   Penske Auto Group, Inc.                                                                        8,277
       826   Stanley Works (The)                                                                           26,259
       717   Tiffany & Co.                                                                                 14,189
     1,069   Tupperware Brands Corp.                                                                       21,027
       495   VF Corp.                                                                                      25,884
------------------------------------------------------------------------------------------------------------------
                                                                                                          350,821
------------------------------------------------------------------------------------------------------------------
             CONSUMER STAPLES - 2.8%
     2,069   Coca-Cola Enterprises, Inc.                                                                   18,993
       919   Pepsi Bottling Group, Inc.                                                                    16,625
     1,122   PepsiAmericas, Inc.                                                                           18,805
------------------------------------------------------------------------------------------------------------------
                                                                                                           54,423
------------------------------------------------------------------------------------------------------------------
             ENERGY - 5.8%
       198   Chevron Corp.                                                                                 15,644
       701   ConocoPhillips                                                                                36,817
       483   EnCana Corp. (Canada)                                                                         22,609
        53   ENSCO International, Inc.                                                                      1,718
       151   Exxon Mobil Corp.                                                                             12,103
       256   Overseas Shipholding Group, Inc.                                                               9,487
       920   Spectra Energy Corp.                                                                          14,959
------------------------------------------------------------------------------------------------------------------
                                                                                                          113,337
------------------------------------------------------------------------------------------------------------------
             FINANCIALS - 30.1%
       432   Allstate Corp. (The)                                                                          10,990
     1,085   Apartment Investment & Management Co. - Class A - REIT                                        12,445
       428   Aspen Insurance Holdings Ltd. (Bermuda)                                                        7,888
     1,205   Banco Macro SA - ADR (Argentina)                                                              13,134
     1,187   Bank of Nova Scotia (Canada)                                                                  32,963

 NUMBER OF
    SHARES   DESCRIPTION                                                                                    VALUE
------------------------------------------------------------------------------------------------------------------
     1,164   Canadian Imperial Bank of Commerce (Canada)                                            $      43,522
       341   Chubb Corp.                                                                                   17,514
     1,278   Discover Financial Services                                                                   13,074
     1,006   Farmers Capital Bank Corp.                                                                    23,892
     2,034   First Midwest Bancorp, Inc.                                                                   37,446
     2,079   German American Bancorp, Inc.                                                                 22,141
     6,768   Host Hotels & Resorts, Inc. - REIT                                                            50,895
       883   IPC Holdings Ltd. (Bermuda)                                                                   24,724
     1,141   Montpelier Re Holdings Ltd. (Bermuda)                                                         15,712
     2,640   Parkvale Financial Corp.                                                                      34,294
       403   PartnerRe Ltd. (Bermuda)                                                                      28,194
     2,641   Regions Financial Corp.                                                                       26,912
       524   Safety Insurance Group, Inc.                                                                  18,382
     3,342   Selective Insurance Group                                                                     76,732
       453   Southside Bancshares, Inc.                                                                    10,079
       619   Sun Life Financial, Inc. (Canada)                                                             12,498
       282   Transatlantic Holdings, Inc.                                                                  11,178
       441   Travelers Cos, Inc. (The)                                                                     19,250
     1,218   Willis Group Holdings Ltd. (Bermuda)                                                          28,099
------------------------------------------------------------------------------------------------------------------
                                                                                                          591,958
------------------------------------------------------------------------------------------------------------------
             HEALTH CARE - 5.2%
       522   Eli Lilly & Co.                                                                               17,826
     1,178   Merck & Co., Inc.                                                                             31,476
     2,222   Pfizer, Inc.                                                                                  36,507
       479   Wyeth                                                                                         17,249
------------------------------------------------------------------------------------------------------------------
                                                                                                          103,058
------------------------------------------------------------------------------------------------------------------
             INDUSTRIALS - 15.6%
       243   3M Co.                                                                                        16,264
     1,541   Baldor Electric Co.                                                                           25,396
       805   Barnes Group, Inc.                                                                            10,779
       261   Boeing Co.                                                                                    11,126
       494   Cascade Corp.                                                                                 13,348
       626   Deere & Co.                                                                                   21,791
       336   Eaton Corp.                                                                                   15,570
       916   GATX Corp.                                                                                    25,785
     1,126   Genco Shipping & Trading Ltd. (Marshall Island)                                               10,258
       848   Hubbell, Inc. - Class B                                                                       25,355
       937   Insteel Industries, Inc.                                                                       9,145
       748   Joy Global, Inc.                                                                              17,421
     1,763   Knoll, Inc.                                                                                   18,988
       415   Lincoln Electric Holdings, Inc.                                                               18,961
       677   Pitney Bowes, Inc.                                                                            16,729
        24   Precision Castparts Corp.                                                                      1,505
       447   Rockwell Automation, Inc.                                                                     13,924

See notes to financial statements.

72 | SemiAnnual Report | November 30, 2008

Claymore Exchange-Traded Fund Trust | PORTFOLIO OF INVESTMENTS (unaudited) continued

IRO | Claymore/Zacks Dividend Rotation ETF (continued)

 NUMBER OF
    SHARES   DESCRIPTION                                                                                    VALUE
------------------------------------------------------------------------------------------------------------------
             INDUSTRIALS (CONTINUED)
     1,885   Textainer Group Holdings Ltd. (Bermuda)                                                $      19,095
       139   Valmont Industries, Inc.                                                                       7,687
       266   Viad Corp.                                                                                     7,105
------------------------------------------------------------------------------------------------------------------
                                                                                                          306,232
------------------------------------------------------------------------------------------------------------------
             INFORMATION TECHNOLOGY - 1.2%
     1,036   National Semiconductor Corp.                                                                  11,396
     1,868   Xerox Corp.                                                                                   13,057
------------------------------------------------------------------------------------------------------------------
                                                                                                           24,453
------------------------------------------------------------------------------------------------------------------
             MATERIALS - 10.9%
       723   Ashland, Inc.                                                                                  6,905
     4,779   Chemtura Corp.                                                                                 7,981
     1,735   Dow Chemical Co. (The)                                                                        32,184
       786   Eastman Chemical Co.                                                                          25,859
       779   International Paper Co.                                                                        9,699
       893   Koppers Holdings, Inc.                                                                        19,128
       591   Nucor Corp.                                                                                   21,087
     1,024   Olin Corp.                                                                                    16,773
       329   PPG Industries, Inc.                                                                          14,450
       630   Sonoco Products Co.                                                                           15,813
     3,390   Worthington Industries, Inc.                                                                  45,019
------------------------------------------------------------------------------------------------------------------
                                                                                                          214,898
------------------------------------------------------------------------------------------------------------------
             UTILITIES - 6.3%
       853   AGL Resources, Inc.                                                                           25,684
       699   American Electric Power Co., Inc.                                                             21,872
     1,941   Centerpoint Energy, Inc.                                                                      25,097
     1,309   CMS Energy Corp.                                                                              13,299
     1,029   DPL, Inc.                                                                                     21,424
     1,861   NV Energy, Inc.                                                                               17,642
------------------------------------------------------------------------------------------------------------------
                                                                                                          125,018
------------------------------------------------------------------------------------------------------------------
             TOTAL COMMON STOCKS - 95.7%
             (Cost $2,378,449)                                                                          1,884,198
------------------------------------------------------------------------------------------------------------------

 NUMBER OF
    SHARES   DESCRIPTION                                                                                    VALUE
------------------------------------------------------------------------------------------------------------------
             MASTER LIMITED PARTNERSHIPS - 4.2%
             ENERGY - 4.2%
     1,279   Alliance Resource Partners LP                                                          $      33,881
     3,769   EV Energy Partner LP                                                                          49,751
------------------------------------------------------------------------------------------------------------------
             (Cost $100,459)                                                                               83,632
------------------------------------------------------------------------------------------------------------------
             TOTAL INVESTMENTS - 99.9%
             (Cost $2,478,908)                                                                          1,967,830
             Other Assets in excess of Liabilities - 0.1%                                                   1,653
------------------------------------------------------------------------------------------------------------------
             NET ASSETS - 100.0%                                                                    $   1,969,483
==================================================================================================================

ADR - American Depositary Receipt

LP - Limited Partnership

Ltd. - Limited

REIT - Real Estate Investment Trust

SA - Corporation

Securities are classified by sectors that represent board groupings of related industries.

See notes to financial statements.

                                      SemiAnnual Report | November 30, 2008 | 73

Claymore Exchange-Traded Fund Trust

Statement of ASSETS AND LIABILITIES | NOVEMBER 30,2008 (unaudited)

                                                              CLAYMORE/      CLAYMORE/     CLAYMORE/      CLAYMORE/
                                                            MORNINGSTAR    MORNINGSTAR   MORNINGSTAR     S&P GLOBAL
                                                            INFORMATION  MANUFACTURING      SERVICES       DIVIDEND
                                                           SUPER SECTOR   SUPER SECTOR  SUPER SECTOR  OPPORTUNITIES
                                                              INDEX ETF      INDEX ETF     INDEX ETF      INDEX ETF
--------------------------------------------------------------------------------------------------------------------
ASSETS
    Investments in securities, at value                    $  2,236,953  $   2,603,624  $  2,152,417  $   3,603,854
    Cash                                                         22,062         16,228        18,289         18,567
    Foreign currency, at value                                        -              -             -          4,461
    Receivables:
         Dividends                                                4,374          9,202         6,136         14,985
         Income                                                       -              -             -              -
         Investments sold                                             -              -             -              -
    Due from Adviser                                             89,841         87,827        94,622         78,656
    Other assets                                                  1,165          2,381           559            580
--------------------------------------------------------------------------------------------------------------------
    Total assets                                              2,354,395      2,719,262     2,272,023      3,721,103
--------------------------------------------------------------------------------------------------------------------

LIABILITIES
    Custodian bank                                                    -              -             -              -
    Payables:
         Investments purchased                                        -              -           687         12,884
         Offering costs payable                                       -              -             -              -
    Accrued expenses                                            114,196        113,646       118,232        105,012
--------------------------------------------------------------------------------------------------------------------
    Total liabilities                                           114,196        113,646       118,919        117,896
--------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                 $  2,240,199  $   2,605,616  $  2,153,104  $   3,603,207
====================================================================================================================

COMPOSITION OF NET ASSETS
    Paid-in capital                                        $  3,734,385  $   3,705,411  $  3,738,857  $   8,419,224
    Undistributed net investment income                          26,736         51,167        47,522         29,202
    Net realized gain (loss) on investments                     (21,069)         2,812      (133,607)    (2,612,739)
    Net unrealized appreciation (depreciation)
       on investments                                        (1,499,853)    (1,153,774)   (1,499,668)    (2,232,480)
--------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                 $  2,240,199  $   2,605,616  $  2,153,104  $   3,603,207
====================================================================================================================
    Shares outstanding ($0.01 par value with unlimited
    amount authorized)                                          150,000        150,000       150,000        400,000
    Net Asset Value                                        $      14.93  $       17.37  $      14.35  $        9.01
====================================================================================================================
    Investments in securities, at cost                     $  3,736,806  $   3,757,398  $  3,652,085  $   5,836,255
    Foreign currency, at cost                                         -              -             -  $       4,458

                                                                                            CLAYMORE
                                                               CLAYMORE       CLAYMORE  U.S. CAPITAL      CLAYMORE/
                                                               U.S. - 1           U.S.       MARKETS          ZACKS
                                                            THE CAPITAL        CAPITAL    MICRO-TERM       DIVIDEND
                                                                MARKETS        MARKETS         FIXED       ROTATION
                                                              INDEX ETF       BOND ETF    INCOME ETF            ETF
--------------------------------------------------------------------------------------------------------------------
ASSETS
    Investments in securities, at value                    $  8,136,621  $   4,783,033  $  4,949,541  $   1,967,830
    Cash                                                      1,082,129      1,737,183             -          8,120
    Foreign currency, at value                                        -              -             -              -
    Receivables:
         Dividends                                                8,925              -             -         10,719
         Income                                                  35,861         37,040        14,905              -
         Investments sold                                        72,159              -        64,000              -
    Due from Adviser                                             62,232         63,877        70,017         77,403
    Other assets                                                  1,952          2,186         1,672            560
--------------------------------------------------------------------------------------------------------------------
    Total assets                                              9,399,879      6,623,319     5,100,135      2,064,632
--------------------------------------------------------------------------------------------------------------------

LIABILITIES
    Custodian bank                                                    -              -         6,483              -
    Payables:
         Investments purchased                                  964,213      1,657,932             -              -
         Offering costs payable                                  19,237          9,810        10,033              -
    Accrued expenses                                             72,792         68,447        74,152         95,149
--------------------------------------------------------------------------------------------------------------------
    Total liabilities                                         1,056,242      1,736,189        90,668         95,149
--------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                 $  8,343,637  $   4,887,130  $  5,009,467  $   1,969,483
====================================================================================================================

COMPOSITION OF NET ASSETS
    Paid-in capital                                        $  9,992,434  $   4,996,273  $  4,996,238  $   3,816,128
    Undistributed net investment income                          33,709          6,757         5,591         86,767
    Net realized gain (loss) on investments                     (79,315)       (56,666)           32     (1,422,334)
    Net unrealized appreciation (depreciation)
       on investments                                        (1,603,191)       (59,234)        7,606       (511,078)
--------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                 $  8,343,637  $   4,887,130  $  5,009,467  $   1,969,483
====================================================================================================================
    Shares outstanding ($0.01 par value with unlimited
    amount authorized)                                          200,000        100,000       100,000        150,000
    Net Asset Value                                        $      41.72  $       48.87  $      50.09  $       13.13
====================================================================================================================
    Investments in securities, at cost                     $  9,739,812  $   4,842,267  $  4,941,935  $   2,478,908
    Foreign currency, at cost                                         -              -             -              -

See notes to financial statements.

74 | SemiAnnual Report | November 30, 2008

Claymore Exchange-Traded Fund Trust

Statement of OPERATIONS | FOR THE SIX MONTHS ENDED NOVEMBER 30,2008 (unaudited)

                                                              CLAYMORE/      CLAYMORE/     CLAYMORE/      CLAYMORE/
                                                            MORNINGSTAR    MORNINGSTAR   MORNINGSTAR     S&P GLOBAL
                                                            INFORMATION  MANUFACTURING      SERVICES       DIVIDEND
                                                           SUPER SECTOR   SUPER SECTOR  SUPER SECTOR  OPPORTUNITIES
                                                              INDEX ETF      INDEX ETF     INDEX ETF      INDEX ETF
--------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
    Dividend income                                        $     23,152  $      40,690  $     35,429  $     274,402
    Return of capital distributions received                          -              -             -         (8,558)
--------------------------------------------------------------------------------------------------------------------
    Net dividend income                                          23,152         40,690        35,429        265,844
    Interest                                                          -              -             -              -
    Net securities lending income                                     -              -             -          3,010
    Other income                                                      -              -             -             82
    Foreign taxes withheld                                            -             (3)           (3)        (4,342)
--------------------------------------------------------------------------------------------------------------------
         Total investment income                                 23,152         40,687        35,426        264,594
--------------------------------------------------------------------------------------------------------------------

EXPENSES
    Advisory fee                                                  6,051          6,785         5,604         14,258
    Administration fee                                              416            466           385            784
    Custodian fee                                                22,815         22,822        24,433         24,902
    Licensing                                                    41,781         41,781        41,780          2,834
    Listing fee and expenses                                      1,555          1,536         1,441             88
    Miscellaneous                                                 4,617          3,947         4,068          6,678
    Offering costs                                               10,876         10,876        10,876          3,090
    Printing expenses                                             7,218          5,814         7,174          6,540
    Professional fees                                            12,150         11,445        12,049         12,378
    Registration & filings                                           95              -             -             88
    Trustees' fees and expenses                                   1,600          1,600         1,600          1,600
--------------------------------------------------------------------------------------------------------------------
         Total expenses                                         109,174        107,072       109,410         73,240
         Advisory fees waived                                    (6,051)        (6,785)       (5,604)       (14,258)
         Other expenses waived or reimbursed                    (88,102)       (84,440)      (89,288)       (37,569)
--------------------------------------------------------------------------------------------------------------------
         Net Expenses                                            15,021         15,847        14,518         21,413
--------------------------------------------------------------------------------------------------------------------
         NET INVESTMENT INCOME (LOSS)                             8,131         24,840        20,908        243,181
--------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    Net realized gain (loss) on Investments                     (16,591)         5,560      (126,216)    (2,002,265)
         In-kind transactions                                         -              -             -              -
         Foreign currency transactions                                -              -             -          9,868
--------------------------------------------------------------------------------------------------------------------
    Net realized gain (loss)                                    (16,591)         5,560      (126,216)    (1,992,397)
    Net change in unrealized appreciation (depreciation)
       on Investments                                        (1,461,512)    (1,545,937)   (1,033,279)    (2,066,815)
         Foreign currency translation                                 -              -             -            (79)
--------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)                   (1,461,512)    (1,545,937)   (1,033,279)    (2,066,894)
--------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                      (1,478,103)    (1,540,377)   (1,159,495)    (4,059,291)
--------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS                                            $ (1,469,972) $  (1,515,537) $ (1,138,587) $  (3,816,110)
====================================================================================================================

                                                                                            CLAYMORE
                                                               CLAYMORE       CLAYMORE  U.S. CAPITAL      CLAYMORE/
                                                               U.S. - 1           U.S.       MARKETS         ZACKS
                                                            THE CAPITAL        CAPITAL    MICRO-TERM       DIVIDEND
                                                                MARKETS        MARKETS         FIXED       ROTATION
                                                              INDEX ETF       BOND ETF    INCOME ETF            ETF
--------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
    Dividend income                                        $     44,204  $           -  $          -  $      96,038
    Return of capital distributions received                          -              -             -              -
--------------------------------------------------------------------------------------------------------------------
    Net dividend income                                          44,204              -             -         96,038
    Interest                                                     60,506         64,285        57,588              -
    Net securities lending income                                     -              -             -              -
    Other income                                                      -              -             -              -
    Foreign taxes withheld                                           (7)             -             -           (505)
-------------------------------------------------------------------------------------------------------------------
         Total investment income                                104,703         64,285        57,588         95,533
-------------------------------------------------------------------------------------------------------------------

EXPENSES
    Advisory fee                                                 11,670          4,867         5,018          6,630
    Administration fee                                            1,284            669           690            365
    Custodian fee                                                19,621         22,192        19,789         19,983
    Licensing                                                     3,268          1,243         1,281          1,326
    Listing fee and expenses                                        742            400         2,079            100
    Miscellaneous                                                 7,299          6,308         8,734          7,966
    Offering costs                                               11,670          6,084         6,272         19,333
    Printing expenses                                             7,506          6,333         7,503          5,652
    Professional fees                                            12,202         12,874        12,555         12,632
    Registration & filings                                          106             95            99             95
    Trustees' fees and expenses                                   1,600          1,600         1,600          1,600
--------------------------------------------------------------------------------------------------------------------
         Total expenses                                          76,968         62,665        65,620         75,682
         Advisory fees waived                                   (11,670)        (4,867)       (5,018)        (6,630)
         Other expenses waived or reimbursed                    (34,022)       (43,927)      (46,303)       (45,834)
--------------------------------------------------------------------------------------------------------------------
         Net Expenses                                            31,276         13,871        14,299         23,218
--------------------------------------------------------------------------------------------------------------------
         NET INVESTMENT INCOME (LOSS)                            73,427         50,414        43,289         72,315
--------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    Net realized gain (loss) on
         Investments                                            (77,574)       (50,286)           32     (1,106,669)
         In-kind transactions                                         -              -             -        231,359
         Foreign currency transactions                                -              -             -              -
--------------------------------------------------------------------------------------------------------------------
    Net realized gain (loss)                                    (77,574)       (50,286)           32       (875,310)
    Net change in unrealized appreciation (depreciation)
       on Investments                                        (1,813,271)        38,726         7,788       (456,444)
         Foreign currency translation                                 -              -             -              -
--------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)                   (1,813,271)        38,726         7,788       (456,444)
--------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                      (1,890,845)       (11,560)        7,820     (1,331,754)
--------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS                                             $ 1,817,418)   $    38,854  $     51,109  $  (1,259,439)
====================================================================================================================

See notes to financial statements.

                                      SemiAnnual Report | November 30, 2008 | 75

Claymore Exchange-Traded Fund Trust

Statement of CHANGES IN NET ASSETS |

                                                       CLAYMORE/MORNINGSTAR INFORMATION     CLAYMORE/MORNINGSTAR MANUFACTURING
                                                            SUPER SECTOR INDEX ETF                SUPER SECTOR INDEX ETF
                                                     ------------------------------------   ------------------------------------
                                                     FOR THE SIX MONTHS                     FOR THE SIX MONTHS
                                                            ENDED         FOR THE PERIOD           ENDED         FOR THE PERIOD
                                                     NOVEMBER 30, 2008        ENDED         NOVEMBER 30, 2008        ENDED
                                                         (UNAUDITED)      MAY 31, 2008(2)       (UNAUDITED)      MAY 31, 2008(2)
---------------------------------------------------------------------------------------------------------------------------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS
    Net investment income (loss)                     $            8,131   $        (6,063)  $           24,840   $        24,064
    Net realized gain (loss)                                    (16,591)           (4,478)               5,560            (3,007)
    Net unrealized appreciation (depreciation)               (1,461,512)          (38,341)          (1,545,937)          392,163
---------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets
    resulting from operations                                (1,469,972)          (48,882)          (1,515,537)          413,220
---------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTION TO SHAREHOLDERS
    From and in excess of net investment income                       -            (4,800)                   -           (27,000)
    Return of capital                                                 -                 -                    -                 -
---------------------------------------------------------------------------------------------------------------------------------
         Total distributions                                          -            (4,800)                   -           (27,000)

CAPITAL SHARE TRANSACTIONS
    Proceeds from sale of shares                                      -         3,763,853                    -         3,734,933
    Cost of shares redeemed                                           -                 -                    -                 -
---------------------------------------------------------------------------------------------------------------------------------
    Net increase from capital share transactions                      -         3,763,853                    -         3,734,933
---------------------------------------------------------------------------------------------------------------------------------
    Total increase (decrease) in net assets                  (1,469,972)        3,710,171           (1,515,537)        4,121,153

NET ASSETS
    Beginning of period                                       3,710,171                 -            4,121,153                 -
---------------------------------------------------------------------------------------------------------------------------------
    End of period                                    $        2,240,199   $     3,710,171   $        2,605,616   $     4,121,153
=================================================================================================================================
    Undistributed net investment income (loss)
    at end of period                                 $           26,736   $        18,605   $           51,167   $        (2,936)
=================================================================================================================================

CHANGES IN SHARES OUTSTANDING
    Shares sold                                                       -           150,000                    -           150,000
    Shares redeemed                                                   -                 -                    -                 -
    Shares outstanding, beginning of period                     150,000                 -              150,000                 -
---------------------------------------------------------------------------------------------------------------------------------
    Shares outstanding, end of period                           150,000           150,000              150,000           150,000
=================================================================================================================================

1   Commencement of investment operations - June 25,2007.

2   Commencement of investment operations - August 22,2007.

3   Commencement of investment operations - October 24,2007.

4   Commencement of investment operations - February 12,2008.

See notes to financial statements.

76 | SemiAnnual Report | November 30, 2008

Claymore Exchange-Traded Fund Trust | STATEMENT OF CHANGES IN NET ASSETS continued

                                                        CLAYMORE/MORNINGSTAR SERVICES           CLAYMORE S&P GLOBAL DIVIDEND
                                                            SUPER SECTOR INDEX ETF                SUPER SECTOR INDEX ETF
                                                     ------------------------------------   ------------------------------------
                                                     FOR THE SIX MONTHS                     FOR THE SIX MONTHS
                                                            ENDED          FOR THE PERIOD          ENDED         FOR THE PERIOD
                                                      NOVEMBER 30, 2008        ENDED         NOVEMBER 30, 2008        ENDED
                                                         (UNAUDITED)      MAY 31, 2008(2)       (UNAUDITED)      MAY 31, 2008(1)
---------------------------------------------------------------------------------------------------------------------------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS
    Net investment income (loss)                     $           20,908   $        20,250   $          243,181   $       319,790
    Net realized gain (loss)                                   (126,216)          (10,190)          (1,992,397)         (742,255)
    Net unrealized appreciation (depreciation)               (1,033,279)         (466,389)          (2,066,894)         (165,586)
---------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets
    resulting from operations                                (1,138,587)         (456,329)          (3,816,110)         (588,051)
---------------------------------------------------------------------------------------------------------------------------------
                                                                      -           (20,250)            (216,000)         (252,724)
DISTRIBUTION TO SHAREHOLDERS
    From and in excess of net investment income
    Return of capital                                                 -                 -                    -           (45,526)
---------------------------------------------------------------------------------------------------------------------------------
         Total distributions                                          -           (20,250)            (216,000)         (298,250)

CAPITAL SHARE TRANSACTIONS
    Proceeds from sale of shares                                      -         3,768,270            1,825,663         8,845,530
    Cost of shares redeemed                                           -                 -                    -        (2,149,575)
---------------------------------------------------------------------------------------------------------------------------------
    Net increase from capital share transactions                      -         3,768,270            1,825,663         6,695,955
---------------------------------------------------------------------------------------------------------------------------------
    Total increase (decrease) in net assets                  (1,138,587)        3,291,691           (2,206,447)        5,809,654

NET ASSETS
    Beginning of period                                       3,291,691                 -            5,809,654                 -
---------------------------------------------------------------------------------------------------------------------------------
    End of period                                    $        2,153,104   $     3,291,691   $        3,603,207   $     5,809,654
=================================================================================================================================
    Undistributed net investment income (loss)
    at end of period                                 $           47,522   $        26,614   $           29,202   $         2,021
=================================================================================================================================

CHANGES IN SHARES OUTSTANDING
    Shares sold                                                       -           150,000              100,000           400,000
    Shares redeemed                                                   -                 -                    -          (100,000)
    Shares outstanding, beginning of period                     150,000                 -              300,000                 -
---------------------------------------------------------------------------------------------------------------------------------
    Shares outstanding, end of period                           150,000           150,000              400,000           300,000
=================================================================================================================================

See notes to financial statements.

                                      SemiAnnual Report | November 30, 2008 | 77

Claymore Exchange-Traded Fund Trust | STATEMENT OF CHANGES IN NET ASSETS continued

                                                               CLAYMORE U.S. - 1                        CLAYMORE U.S.
                                                          THE CAPITAL MARKETS INDEX ETF           CAPITAL MARKETS BOND ETF
                                                     ------------------------------------   ------------------------------------
                                                     FOR THE SIX MONTHS                     FOR THE SIX MONTHS
                                                            ENDED          FOR THE PERIOD          ENDED          FOR THE PERIOD
                                                      NOVEMBER 30, 2008        ENDED         NOVEMBER 30, 2008         ENDED
                                                         (UNAUDITED)      MAY 31, 2008(4)       (UNAUDITED)      MAY 31, 2008(4)
---------------------------------------------------------------------------------------------------------------------------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS
    Net investment income (loss)                     $           73,427   $        46,042   $           50,414   $        30,016
    Net realized gain (loss)                                    (77,574)           (2,267)             (50,286)           (6,380)
    Net unrealized appreciation (depreciation)               (1,813,271)          210,080               38,726           (97,960)
--------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets
    resulting from operations                                (1,817,418)          253,855               38,854           (74,324)
---------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTION TO SHAREHOLDERS
    From and in excess of net investment income                 (73,600)          (19,200)             (50,100)          (27,300)
    Return of capital                                                 -                 -                    -                 -
---------------------------------------------------------------------------------------------------------------------------------
    Total distributions                                         (73,600)          (19,200)             (50,100)          (27,300)

CAPITAL SHARE TRANSACTIONS
    Proceeds from sale of shares                                      -        10,000,000                    -         5,000,000
    Cost of shares redeemed                                           -                 -                    -                 -
---------------------------------------------------------------------------------------------------------------------------------
    Net increase from capital share transactions                      -        10,000,000                    -         5,000,000
---------------------------------------------------------------------------------------------------------------------------------
    Total increase (decrease) in net assets                  (1,891,018)       10,234,655              (11,246)        4,898,376

NET ASSETS
    Beginning of period                                      10,234,655                 -            4,898,376                 -
---------------------------------------------------------------------------------------------------------------------------------
    End of period                                    $        8,343,637   $    10,234,655   $        4,887,130   $     4,898,376
=================================================================================================================================
    Undistributed net investment income (loss)
    at end of period                                 $           33,709   $        33,882   $            6,757   $         6,443
=================================================================================================================================

CHANGES IN SHARES OUTSTANDING
    Shares sold                                                       -           200,000                    -           100,000
    Shares redeemed                                                   -                 -                    -                 -
    Shares outstanding, beginning of period                     200,000                 -              100,000                 -
---------------------------------------------------------------------------------------------------------------------------------
    Shares outstanding, end of period                           200,000           200,000              100,000           100,000
=================================================================================================================================

1   Commencement of investment operations - June 25,2007.

2   Commencement of investment operations - August 22,2007.

3   Commencement of investment operations - October 24,2007.

4   Commencement of investment operations - February 12,2008.

See notes to financial statements.

78 | SemiAnnual Report | November 30, 2008

Claymore Exchange-Traded Fund Trust | STATEMENT OF CHANGES IN NET ASSETS continued

                                                         CLAYMORE U.S. CAPITAL MARKETS               CLAYMORE/ZACKS
                                                          MICRO-TERM FIXED INCOME ETF            DIVIDEND ROTATION ETF
                                                     ------------------------------------   ------------------------------------
                                                     FOR THE SIX MONTHS                     FOR THE SIX MONTHS
                                                            ENDED          FOR THE PERIOD         ENDED           FOR THE PERIOD
                                                      NOVEMBER 30, 2008        ENDED        NOVEMBER 30, 2008         ENDED
                                                         (UNAUDITED)      MAY 31, 2008(4)       (UNAUDITED)      MAY 31, 2008(4)
---------------------------------------------------------------------------------------------------------------------------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS
    Net investment income (loss)                     $           43,289   $        32,340   $           72,315   $        65,453
    Net realized gain (loss)                                         32                 -             (875,310)         (504,474)
    Net unrealized appreciation (depreciation)                    7,788              (182)            (456,444)          (54,634)
---------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                        51,109            32,158           (1,259,439)         (493,655)
    resulting from operations
---------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTION TO SHAREHOLDERS
    From and in excess of net investment income                 (44,000)          (29,800)             (38,700)          (31,800)
    Return of capital                                                 -                 -                    -                 -
---------------------------------------------------------------------------------------------------------------------------------
    Total distributions                                         (44,000)          (29,800)             (38,700)          (31,800)

CAPITAL SHARE TRANSACTIONS
    Proceeds from sale of shares                                      -         5,000,000                    -         8,398,409
    Cost of shares redeemed                                           -                 -                    -        (4,605,332)
---------------------------------------------------------------------------------------------------------------------------------
    Net increase from capital share transactions                      -         5,000,000                    -         3,793,077
---------------------------------------------------------------------------------------------------------------------------------
    Total increase (decrease) in net assets                       7,109         5,002,358           (1,298,139)        3,267,622

NET ASSETS
    Beginning of period                                       5,002,358                 -            3,267,622                 -
---------------------------------------------------------------------------------------------------------------------------------
    End of period                                    $        5,009,467   $     5,002,358   $        1,969,483   $     3,267,622
=================================================================================================================================
    Undistributed net investment income (loss)
    at end of period                                 $            5,591   $         6,302   $           86,767   $        53,152
=================================================================================================================================

CHANGES IN SHARES OUTSTANDING
    Shares sold                                                       -           100,000               50,000           350,000
    Shares redeemed                                                   -                 -              (50,000)         (200,000)
    Shares outstanding, beginning of period                     100,000                 -              150,000                 -
---------------------------------------------------------------------------------------------------------------------------------
    Shares outstanding, end of period                           100,000           100,000              150,000           150,000
=================================================================================================================================

See notes to financial statements.

                                      SemiAnnual Report | November 30, 2008 | 79

Claymore Exchange-Traded Fund Trust

Financial HIGHLIGHTS |

MZN | Claymore/Morningstar Information Super Sector Index ETF

                                                                                          FOR THE         FOR THE PERIOD
                                                                                 SIX MONTHS ENDED      AUGUST 22, 2007**
PER SHARE OPERATING PERFORMANCE                                                 NOVEMBER 30, 2008                THROUGH
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                                         (UNAUDITED)           MAY 31, 2008
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                            $           24.73     $            25.09
----------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS
    Net investment income (loss) (a)                                                         0.05                  (0.04)
    Net realized and unrealized gain (loss) on investments                                  (9.85)                 (0.29)
----------------------------------------------------------------------------------------------------------------------------
         Total from investment operations                                                   (9.80)                 (0.33)
----------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
    From and in excess of net investment income                                                 -                  (0.03)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                  $           14.93     $            24.73
============================================================================================================================
MARKET VALUE, END OF PERIOD                                                     $           14.49     $            24.13
============================================================================================================================

TOTAL RETURN* (b)
    Net asset value                                                                        -39.63%                 -1.31%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                                           $           2,240     $            3,710
Ratio of net expenses to average net assets*                                                 0.99%(c)               1.46%(c)
Ratio of net investment income (loss) to average net assets*                                 0.54%(c)              -0.21%(c)
Portfolio turnover rate (d)                                                                     6%                     7%

*   If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as
    follows: Ratio of total expenses to average net assets                                   7.22%(c)               6.82%(c)
    Ratio of net investment income (loss) to average net assets                             -5.69%(c)              -5.57%(c)

**  Commencement of investment operations.

(a)   Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)   Annualized.

(d) Portfolio turnover is not annualized. It does not include securities received or delivered from processing creations or redemptions. See notes to financial statements.

See notes to financial statements.

80 | SemiAnnual Report | November 30, 2008

Claymore Exchange-Traded Fund Trust | FINANCIAL HIGHLIGHTS continued

MZG | Claymore/Morningstar Manufacturing Super Sector Index ETF

                                                                                         FOR THE         FOR THE PERIOD
                                                                                SIX MONTHS ENDED      AUGUST 22, 2007**
PER SHARE OPERATING PERFORMANCE                                                NOVEMBER 30, 2008                THROUGH
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                                        (UNAUDITED)           MAY 31, 2008
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                            $          27.47      $           24.90
---------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS
    Net investment income (loss) (a)                                                        0.17                   0.16
    Net realized and unrealized gain (loss) on investments                                (10.27)                  2.59
---------------------------------------------------------------------------------------------------------------------------
         Total from investment operations                                                 (10.10)                  2.75
---------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
    From and in excess of net investment income                                                -                  (0.18)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                  $          17.37      $           27.47
===========================================================================================================================
MARKET VALUE, END OF PERIOD                                                     $          16.10      $           27.21
===========================================================================================================================

TOTAL RETURN*(b)
    Net asset value                                                                       -36.77%                 11.05%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                                           $          2,606      $           4,121
Ratio of net expenses to average net assets*                                                0.93%(c)               1.39%(c)
Ratio of net investment income to average net assets*                                       1.47%(c)               0.78%(c)
Portfolio turnover rate (d)                                                                    6%                     8%

*   If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as
    follows: Ratio of expenses to average net assets                                        6.31%(c)               6.31%(c)
    Ratio of net investment income (loss) to average net assets                            -3.91%(c)              -4.14%(c)

**  Commencement of investment operations.

(a)   Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)   Annualized.

(d) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

                                      SemiAnnual Report | November 30, 2008 | 81

Claymore Exchange-Traded Fund Trust | FINANCIAL HIGHLIGHTS continued

MZO | Claymore/Morningstar Services Super Sector Index ETF

                                                                                            FOR THE           FOR THE PERIOD
                                                                                   SIX MONTHS ENDED        AUGUST 22, 2007**
PER SHARE OPERATING PERFORMANCE                                                   NOVEMBER 30, 2008                  THROUGH
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                                           (UNAUDITED)             MAY 31, 2008
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                              $           21.94        $           25.12
--------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) (a)                                                             0.14                     0.14
  Net realized and unrealized gain (loss) on investments                                      (7.73)                   (3.18)
--------------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                                          (7.59)                   (3.04)
--------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income                                                                           -                    (0.14)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                    $           14.35        $           21.94
================================================================================================================================
MARKET VALUE, END OF PERIOD                                                       $           14.49        $           21.97
================================================================================================================================

TOTAL RETURN* (b)
  Net asset value                                                                            -34.59%                  -12.16%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                                             $           2,153        $           3,292
Ratio of net expenses to average net assets*                                                   1.04%(c)                 1.51%(c)
Ratio of net investment income to average net assets*                                          1.49%(c)                 0.74%(c)
Portfolio turnover rate (d)                                                                       5%                       8%

* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

   Ratio of total expenses to average net assets                                               7.81%(c)                 7.08%(c)
   Ratio of net investment income (loss) to average net assets                                -5.28%(c)                -4.83%(c)

** Commencement of investment operations.

(a)   Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV").

      Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)   Annualized.

(d) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

82 | SemiAnnual Report | November 30, 2008

Claymore Exchange-Traded Fund Trust | FINANCIAL HIGHLIGHTS continued

LVL | Claymore/S&P Global Dividend Opportunities Index ETF

                                                                                        FOR THE SIX           FOR THE PERIOD
                                                                                       MONTHS ENDED          JUNE 25, 2007**
PER SHARE OPERATING PERFORMANCE                                                   NOVEMBER 30, 2008                  THROUGH
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                                           (UNAUDITED)             MAY 31, 2008
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                              $           19.37        $           24.98
--------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) (a)                                                             0.60                     1.56
  Net realized and unrealized gain (loss) on investments                                     (10.42)                   (5.78)
--------------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                                          (9.82)                   (4.22)
--------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income                                                                       (0.54)                   (1.18)
  Return of Capital                                                                               -                    (0.21)
--------------------------------------------------------------------------------------------------------------------------------
  Total distribution to shareholder                                                           (0.54)                   (1.39)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                    $            9.01        $           19.37
================================================================================================================================
MARKET VALUE, END OF PERIOD                                                       $            8.98        $           19.38
================================================================================================================================

TOTAL RETURN* (b)
  Net asset value                                                                            -51.90%                  -16.98%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                                             $           3,603        $           5,810
Ratio of net expenses to average net assets*                                                   0.75%(c)                 1.54%(c)
Ratio of net investment income (loss) to average net assets*                                   8.53%(c)                 8.20%(c)
Portfolio turnover rate (d)                                                                     110%                      84%

*  If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
   Ratio of total expenses to average net assets                                               2.57%(c)                 4.36%(c)
   Ratio of net investment income (loss) to average net assets                                 6.71%(c)                 5.38%(c)

** Commencement of investment operations.

(a)   Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)   Annualized.

(d) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

                                      SemiAnnual Report | November 30, 2008 | 83

Claymore Exchange-Traded Fund Trust | FINANCIAL HIGHLIGHTS continued

UEM | Claymore U.S. -1 - The Capital Markets Index ETF

                                                                                            FOR THE             FOR THE PERIOD
                                                                                   SIX MONTHS ENDED        FEBRUARY 12, 2008**
PER SHARE OPERATING PERFORMANCE                                                   NOVEMBER 30, 2008                    THROUGH
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                                           (UNAUDITED)               MAY 31, 2008
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                              $           51.17        $             50.00
----------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) (a)                                                             0.37                       0.23
  Net realized and unrealized gain (loss) on investments                                      (9.45)                      1.04
----------------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                                          (9.08)                      1.27
----------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income                                                                       (0.37)                     (0.10)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                    $           41.72        $             51.17
==================================================================================================================================
MARKET VALUE, END OF PERIOD                                                       $           40.00        $             51.09
==================================================================================================================================

TOTAL RETURN* (b)
  Net asset value                                                                            -17.84%                      2.54%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                                             $           8,344        $            10,235
Ratio of net expenses to average net assets*                                                   0.67%(c)                   0.67%(c)
Ratio of net investment income to average net assets*                                          1.57%(c)                   1.52%(c)
Portfolio turnover rate (d)                                                                      34%                        35%

* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

   Ratio of total expenses to average net assets                                               1.65%(c)                   2.27%(c)
   Ratio of net investment income (loss) to average net assets                                 0.59%(c)                  -0.08%(c)

** Commencement of investment operations.

(a)   Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)   Annualized.

(d) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

84 | SemiAnnual Report | November 30, 2008

Claymore Exchange-Traded Fund Trust | FINANCIAL HIGHLIGHTS continued

UBD | Claymore U.S. Capital Markets Bond ETF

                                                                                            FOR THE             FOR THE PERIOD
                                                                                   SIX MONTHS ENDED        FEBRUARY 12, 2008**
PER SHARE OPERATING PERFORMANCE                                                   NOVEMBER 30, 2008                    THROUGH
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                                           (UNAUDITED)               MAY 31, 2008
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                              $           48.98        $             50.00
----------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) (a)                                                             0.50                       0.30
  Net realized and unrealized gain (loss) on investments                                      (0.11)                     (1.05)
----------------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                                           0.39                     (0.75)
----------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income                                                                       (0.50)                     (0.27)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                    $           48.87        $             48.98
==================================================================================================================================
MARKET VALUE, END OF PERIOD                                                       $           48.19        $             49.07
==================================================================================================================================

TOTAL RETURN* (b)
  Net asset value                                                                              0.81%                     -1.50%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                                             $           4,887        $             4,898
Ratio of net expenses to average net assets*                                                   0.57%(c)                   0.57%(c)
Ratio of net investment income (loss) to average net assets*                                   2.07%(c)                   2.01%(c)
Portfolio turnover rate (d)                                                                     221%                       112%

* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

   Ratio of total expenses to average net assets                                               2.57%(c)                   3.58%(c)
   Ratio of net investment income (loss) to average net assets                                 0.07%(c)                  -1.00%(c)

** Commencement of investment operations.

(a)   Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)   Annualized.

(d) Portfolio turnover is not annualized. It does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

                                      SemiAnnual Report | November 30, 2008 | 85

Claymore Exchange-Traded Fund Trust | FINANCIAL HIGHLIGHTS continued

ULQ | Claymore U.S. Capital Markets Micro-Term Fixed Income ETF

                                                                                            FOR THE             FOR THE PERIOD
                                                                                   SIX MONTHS ENDED        FEBRUARY 12, 2007**
PER SHARE OPERATING PERFORMANCE                                                   NOVEMBER 30, 2008                    THROUGH
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                                           (UNAUDITED)               MAY 31, 2008
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                              $           50.02        $             50.00
----------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) (a)                                                             0.43                       0.32
  Net realized and unrealized gain (loss) on investments                                       0.08                          -
----------------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                                           0.51                       0.32
----------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income                                                                       (0.44)                     (0.30)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                    $           50.09        $             50.02
==================================================================================================================================
MARKET VALUE, END OF PERIOD                                                       $           50.08        $             50.06
==================================================================================================================================

TOTAL RETURN* (b)
  Net asset value                                                                              1.02%                      0.64%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                                             $           5,009        $             5,002
Ratio of net expenses to average net assets**                                                  0.57%(c)                   0.57%(c)
Ratio of net investment income to average net assets                                           1.72%(c)                   2.15%(c)
Portfolio turnover rate (d)                                                                       0%                         0%

* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

   Ratio of expenses to average net assets                                                     2.61%(c)                   3.80%(c)
   Ratio of net investment income (loss) to average net assets                                -0.32%(c)                  -1.08%(c)

** Commencement of investment operations.

(a)   Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)   Annualized.

(d) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

86 | SemiAnnual Report | November 30, 2008

Claymore Exchange-Traded Fund Trust | FINANCIAL HIGHLIGHTS continued

IRO | Claymore/Zacks Dividend Rotation ETF

                                                                                             FOR THE             FOR THE PERIOD
                                                                                    SIX MONTHS ENDED         OCTOBER 24, 2007**
PER SHARE OPERATING PERFORMANCE                                                    NOVEMBER 30, 2008                    THROUGH
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                                            (UNAUDITED)               MAY 31, 2008
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                               $           21.78        $             25.32
-----------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) (a)                                                              0.48                       0.44
  Net realized and unrealized gain (loss) on investments                                       (8.87)                     (3.77)
-----------------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                                           (8.39)                     (3.33)
-----------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income                                                                        (0.26)                     (0.21)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                     $           13.13        $             21.78
===================================================================================================================================
MARKET VALUE, END OF PERIOD                                                        $           12.63        $             21.76
===================================================================================================================================

TOTAL RETURN*(b)
  Net asset value                                                                             -38.87%                    -13.13%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                                              $           1,969        $             3,268
Ratio of net expenses to average net assets*                                                    1.75%(c)                   1.78%(c)
Ratio of net investment income (loss) to average net assets*                                    5.45%(c)                   3.29%(c)
Portfolio turnover rate (d)                                                                      302%                       233%

* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

   Ratio of expenses to average net assets                                                      5.71%(c)                   5.70%(c)
   Ratio of net investment income (loss) to average net assets                                  1.50%(c)                  -0.63%(c)

** Commencement of investment operations.

(a)   Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)   Annualized.

(d) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

                                      SemiAnnual Report | November 30, 2008 | 87

Claymore Exchange-Traded Fund Trust

Notes to FINANCIAL STATEMENTS | NOVEMBER 30, 2008 (unaudited)

Note 1 - ORGANIZATION:
Claymore Exchange-Traded Fund Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), is organized as an open-end, management investment company that was organized as a Delaware business trust on May 24, 2006. At the end of the period, the Trust consisted of 20 portfolios. The following 8 portfolios have a semi-annual reporting period-end on November 30, 2008:

Claymore/Morningstar Information Super Sector Index ETF             "Morningstar Information Super Sector"
Claymore/Morningstar Manufacturing Super Sector Index ETF         "Morningstar Manufacturing Super Sector"
Claymore/Morningstar Services Super Sector Index ETF                   "Morningstar Services Super Sector"
Claymore/S&P Global Dividend Opportunities Index ETF                   "S&P Global Dividend Opportunities"
Claymore U.S. -1- The Capital Markets Index ETF                                 "U.S. -1- Capital Markets"
Claymore U.S. Capital Markets Bond ETF                                         "U.S. Capital Markets Bond"
Claymore U.S. Capital Markets Micro-Term Fixed Income ETF   "U.S. Capital Markets Micro Term Fixed Income"
Claymore/Zacks Dividend Rotation ETF                                             "Zacks Dividend Rotation"

Each portfolio represents a separate series of the Trust (each a "Fund" or collectively the "Funds"). Each Fund's shares are listed and traded on the New York Stock Exchange Arca ("NYSE Arca") except the U.S. -1- Capital Markets and U.S. Capital Markets Bond which are traded on the American Stock Exchange. The Funds' market prices may differ to some degree from the net asset value ("NAV") of the shares of each Fund. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at NAV, only in a large specified number of shares, each called a "Creation Unit. "Creation Units are issued and redeemed principally in-kind for securities included in the relevant index. Except when aggregated in Creation Units, shares are not individually redeemable securities of the Funds. The investment objective of each of the Funds is to replicate as closely as possible, before fees and expenses, the performance of the following market indices:

FUND                                                                                                 INDEX
----------------------------------------------------------------------------------------------------------
Morningstar Information Super Sector                            Morningstar Information Super Sector Index
Morningstar Manufacturing Super Sector                        Morningstar Manufacturing Super Sector Index
Morningstar Services Super Sector                                  Morningstar Services Super Sector Index
S&P Global Dividend Opportunities                                  S&P Global Dividend Opportunities Index
U.S. -1- Capital Markets                                                  CPMKTS-The Capital Markets Index
U.S. Capital Markets Bond                                            CPMKTB-The Capital Markets Bond Index
U.S. Capital Markets Micro-Term Fixed Income ETF                CPMKTL-The Capital Markets Liquidity Index
Zacks Dividend Rotation                                                      Zacks Dividend Rotation Index

Note 2 - ACCOUNTING POLICIES:
The preparation of the financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of the significant accounting policies followed by the Funds.

(A) VALUATION OF INVESTMENTS
Securities listed on an exchange are valued at the last reported sale price on the principal exchange or on the principal over-the-counter market on which such securities are traded, as of the close of regular trading on the NYSE Arca on the day the securities are being valued or, if there are not sales, at the mean of the most recent bid and asked prices. Equity securities that are traded primarily on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. Debt securities are valued at the bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with maturities of 60 days or less at time of purchase are valued at amortized cost, which approximates market value.

In September, 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, "Fair Valuation Measurements" ("FAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 establishes three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (i.e. yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (i.e. discounted cash flow analysis; non-market based methods used to determine fair valuation). Details of the valuations as of November 30, 2008 were as follows:

SECURITIES VALUATIONS AT NOVEMBER 30, 2008 (VALUE IN $000S)

FUND                                 LEVEL 1     LEVEL 2     LEVEL 3     TOTAL
--------------------------------------------------------------------------------
Morningstar Information
Super Sector                        $   2,237           -          -   $   2,237
Morningstar Manufacturing
Super Sector                        $   2,604           -          -   $   2,604
Morningstar Services Super Sector   $   2,152           -          -   $   2,152
S&P Global Dividend Opportunities   $   3,604           -          -   $   3,604
U.S.-1-Capital Markets              $   3,040   $   5,097          -   $   8,137
U.S. Capital Markets Bond                   -   $   4,783          -   $   4,783
U.S. Capital Markets Micro-Term
Fixed Income                                -   $   4,950          -   $   4,950
Zacks Dividend Rotation             $   1,968           -          -   $   1,968
--------------------------------------------------------------------------------

(B) INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

The Funds record the character of dividends received from master limited partnerships ("MLPs") based on estimates made at the time such distributions are received. These estimates are based upon a historical review of information available from each MLP and other industry sources. The characterization of the estimates may subsequently be revised based on information received from MLPs after their tax reporting periods conclude.

REIT distributions received by a Fund are generally comprised of ordinary income, long-term and short-term capital gains and return of capital. The actual character of amounts received during the year, are not known until after the fiscal year end. A Fund records the character of distributions received from REITs during the year based on historical information available. A Fund's characterization may be subsequently revised based on information received from REITs after their tax reporting periods conclude.

(C) DISTRIBUTIONS
The Funds intend to pay substantially all of their net investment income to Shareholders through annual distributions, except for U.S. Capital Markets Bond and U.S. Capital Markets Micro-Term Fixed Income which will pay monthly distributions; and Zacks Dividend Rotation, U.S.-1-Capital Markets and S&P Global Dividend Opportunities which will pay quarterly distributions. In addition, the Funds intend to distribute any capital gains to Shareholders as capital gain dividends at least annually. The amount and timing of distributions are determined in

88 | SemiAnnual Report | November 30, 2008

Claymore Exchange-Traded Fund Trust | NOTES TO FINANCIAL STATEMENTS (unaudited) continued

accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

(D) OFFERING COSTS
For S&P Global Dividend Opportunities, Morningstar Information Super Sector, Morningstar Manufacturing Super Sector, Morningstar Services Super Sector and Zacks Dividend Rotation, offering costs in the amount of $49,000 were incurred by each Fund, and are being amortized over a one-year period from each Fund's commencement of operations. For U.S.-1-Capital Markets, U.S. Capital Markets Bond and U.S. Capital Markets Micro-Term Fixed Income, offering costs are being accrued at an annual rate of the lesser of actual costs incurred or 0.25% of average daily net assets over the first year of operation. Claymore Advisors, LLC has agreed to pay all organizational expenses of each Fund incurred prior to the commencement of investment operations.

(E) SECURITY LENDING
Each Fund may lend portfolio securities to certain creditworthy borrowers, including the Funds' securities lending agent. The loans are collateralized at all times by cash and/or high grade debt obligations in an amount at least equal to 102% of the market value of domestic securities loaned and 105% of foreign securities loaned as determined at the close of business on the preceding business day. Each Fund receives compensation for lending securities from interest or dividends earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. The borrower pays to the Funds an amount equal to any dividends or interest received on loaned securities. The Funds retain all or a portion of the interest received on investment of cash collateral or receives a fee from the borrower. Lending portfolio securities could result in a loss or delay in recovering each Fund's securities if the borrower defaults. The net securities lending income earned by the Funds is disclosed on the Statement of Operation. None of the Funds had lent securities outstanding as of November 30, 2008.

Note 3 - INVESTMENT ADVISORY AGREEMENT, SUB-ADVISORY AGREEMENT AND OTHER
         AGREEMENTS:

Pursuant to an Investment Advisory Agreement (the "Agreement") between the Trust, on behalf of each Fund, and Claymore Advisors, LLC (the "Adviser"), the Adviser manages the investment and reinvestment of each Fund's assets and administers the affairs of each Fund to the extent requested by the Board of Trustees.

Pursuant to the Agreement, each Fund pays the Adviser an advisory fee payable on a monthly basis at the annual rate set forth below based on each Fund's average daily net assets:

FUND                                                                       RATE
--------------------------------------------------------------------------------
Morningstar Information Super Sector                                       0.40%
Morningstar Manufacturing Super Sector                                     0.40%
Morningstar Services Super Sector                                          0.40%
S&P Global Dividend Opportunities                                          0.50%
U.S. -1- Capital Markets                                                   0.25%
U.S. Capital Markets Bond                                                  0.20%
U.S. Capital Markets Micro-Term Fixed Income                               0.20%
Zacks Dividend Rotation                                                    0.50%

Under a separate Fund Administration agreement, Claymore Advisors, LLC provides Fund Administration services to the Funds. Claymore Advisors, LLC receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily net assets of each Fund:

NET ASSETS                                                                 RATE
--------------------------------------------------------------------------------
First $200,000,000                                                       0.0275%
Next  $300,000,000                                                       0.0200%
Next  $500,000,000                                                       0.0150%
Over  $1,000,000,000                                                     0.0100%

For the period ended November 30, 2008,each Fund recognized Fund Administration expenses and waived Fund Administration expenses as follows:

                                                           FUND            FUND
                                                 ADMINISTRATION  ADMINISTRATION
                                                        EXPENSE  EXPENSE WAIVED
-------------------------------------------------------------------------------
Morningstar Information Super Sector             $          416  $          416
Morningstar Manufacturing Super Sector                      466             466
Morningstar Services Super Sector                           385             385
S&P Global Dividend Opportunities                           784             784
U.S. -1- Capital Markets                                  1,284           1,284
U.S. Capital Markets Bond                                   669             669
U.S. Capital Markets Micro-Term Fixed Income                690             690
Zacks Dividend Rotation                                     365             365

The Bank of New York Mellon ("BNY") acts as the Funds' custodian, accounting agent and transfer agent. As custodian, BNY is responsible for the custody of the Funds' assets. As accounting agent, BNY is responsible for maintaining the books and records of the Funds. As transfer agent, BNY is responsible for performing transfer agency services for the Funds.

Mellon Capital Management Corporation ("Mellon Capital") acts as the subadviser for U.S. -1- Capital Markets, U.S. Capital Markets Bond and U.S. Capital Markets Micro-Term Fixed Income, pursuant to a sub-advisory agreement with the Investment Adviser. In this capacity, Mellon Capital supervises and manages the investment portfolio for the three aforementioned Funds, and directs the purchases and sales of each Fund's investment securities.

The Funds' Adviser has contractually agreed to waive fees and/or pay fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, a portion of the Fund's licensing fees, offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund's business) from exceeding the following percentages of average net assets per year, at least until December 31,2011:

FUND                                                                       RATE
--------------------------------------------------------------------------------
Morningstar Information Super Sector                                       0.40%
Morningstar Manufacturing Super Sector                                     0.40%
Morningstar Services Super Sector                                          0.40%
S&P Global Dividend Opportunities                                          0.60%
U.S. -1- Capital Markets                                                   0.37%
U.S. Capital Markets Bond                                                  0.27%
U.S. Capital Markets Micro-Term Fixed Income                               0.27%
Zacks Dividend Rotation                                                    0.60%

The offering costs excluded from the expense cap are (a) legal fees pertaining to the Fund's shares offered for sale; (b) SEC and state registration fees; and
(c) initial fees paid to be listed on an exchange. The Trust and the Adviser have entered into an Expense Reimbursement Agreement in which for a period of five years subsequent to the Fund's commencement of operations, the Adviser may recover from the Fund fees and expenses waived or reimbursed during the prior three years if the Fund's expense ratio, including the recovered expenses, falls below the expense cap.

                                      SemiAnnual Report | November 30, 2008 | 89

Claymore Exchange-Traded Fund Trust | NOTES TO FINANCIAL STATEMENTS (unaudited) continued

For the period ended November 30, 2008, the Adviser waived and assumed the following fees and expenses:

                                                                      CUMULATIVE
                                                ADVISORY             POTENTIALLY
                                                    FEES   EXPENSES  RECOVERABLE
                                                  WAIVED    ASSUMED      EXPENSE
--------------------------------------------------------------------------------
Morningstar Information Super Sector           $   6,051  $  88,102  $   247,195
Morningstar Manufacturing Super Sector             6,785     84,440      242,006
Morningstar Services Super Sector                  5,604     89,288      246,810
S&P Global Dividend Opportunities                 14,258     37,569      161,665
U.S. -1- Capital Markets                          11,670     34,022       94,200
U.S. Capital Markets Bond                          4,867     43,927       93,710
U.S. Capital Markets Micro-Term Fixed Income       5,018     46,303       99,902
Zacks Dividend Rotation                            6,630     45,834      130,486

Certain officers and/or trustees of the Trust are officers and/or directors of the Adviser. The Trust does not compensate its officers and /or trustees who are officers or directors of the Adviser.

LICENSING FEE AGREEMENTS:
The Adviser has entered into licensing agreements on behalf of each Fund with the following Licensors:

FUND                                                                    LICENSOR
--------------------------------------------------------------------------------

Morningstar Information Super Sector                           Morningstar, Inc.
Morningstar Manufacturing Super Sector                         Morningstar, Inc.
Morningstar Services Super Sector                              Morningstar, Inc.
S&P Global Dividend Opportunities                              Standard & Poor's
U.S. -1- Capital Markets                       Dorchester Capital Management LLC
U.S. Capital Markets Bond                      Dorchester Capital Management LLC
U.S. Capital Markets Micro-Term Fixed Income   Dorchester Capital Management LLC
Zacks Dividend Rotation                          Zacks Investment Research, Inc.

The above trademarks are trademarks owned by the respective Licensors. These trademarks have been licensed to the Adviser for use for certain purposes with the Funds. The Funds are not sponsored, endorsed, sold or promoted by the Licensors and the Licensors make no representation regarding the advisability of investing in Shares of the Funds. Up to 5 basis points of licensing fees are excluded from the expense cap.

Note 4 - FEDERAL INCOME TAXES:
The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986,as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Funds intend not to be subject to U.S. federal excise tax.

At  November  30,   2008,the  cost  of   investments,   accumulated   unrealized
appreciation/depreciation on investments, excluding foreign currency for federal income tax purposes were as follows:

                                                                               NET TAX
                                   COST OF     GROSS TAX     GROSS TAX      UNREALIZED
                           INVESTMENTS FOR    UNREALIZED    UNREALIZED    APPRECIATION
                              TAX PURPOSES  APPRECIATION  DEPRECIATION  (DEPRECIATION)
--------------------------------------------------------------------------------------
Morningstar Information
   Super Sector            $     3,737,084  $      2,531  $ (1,502,662) $   (1,500,131)
Morningstar Manufacturing
   Super Sector                  3,752,417        23,106    (1,171,899)     (1,148,793)
Morningstar Services
   Super Sector                  3,653,890        45,360    (1,546,833)     (1,501,473)
S&P Global Dividend
   Opportunities                 5,811,066         1,220    (2,208,432)     (2,207,212)
U.S. -1- Capital Markets         9,739,819       100,039    (1,703,237)     (1,603,198)
U.S. Capital Markets Bond        4,842,461       110,882      (170,310)        (59,428)
U.S. Capital Markets
Micro-Term Fixed Income          4,941,935         8,564          (958)          7,606
Zacks Dividend Rotation          2,533,353         7,987      (573,510)       (565,523)

Tax components of the following balances as of May 31,2008 were as follows:

                                                                         UNDISTRIBUTED
                                                       UNDISTRIBUTED  LONG-TERM GAINS/
                                                    ORDINARY INCOME/      (ACCUMULATED
                                                        (ACCUMULATED           CAPITAL
                                                      ORDINARY LOSS)     & OTHER LOSS)
--------------------------------------------------------------------------------------
Morningstar Information Super Sector                $         18,605  $         (4,200)
Morningstar Manufacturing Super Sector                        19,688            (1,090)
Morningstar Services Super Sector                             26,608            (5,580)
S&P Global Dividend Opportunities                                  -          (635,703)
U.S. -1- Capital Markets                                      33,882            (1,734)
U.S. Capital Markets Bond                                      6,443            (6,186)
U.S. Capital Markets Micro-Term Fixed Income                   6,302                 -
Zacks Dividend Rotation                                       53,119          (492,447)

DISTRIBUTIONS TO SHAREHOLDERS:
The tax character of distributions paid during the period ended May 31,2008 was as follows:

                                               DISTRIBUTIONS PAID FROM ORDINARY INCOME
--------------------------------------------------------------------------------------
Morningstar Information Super Sector                                  $          4,800
Morningstar Manufacturing Super Sector                                          27,000
Morningstar Services Super Sector                                               20,250
S&P Global Dividend Opportunities                                              252,724
U.S. -1- Capital Markets                                                        19,200
U.S. Capital Markets Bond                                                       27,300
U.S. Capital Markets Micro-Term Fixed Income                                    29,800
Zacks Dividend Rotation                                                         31,800

                                                               DISTRIBUTIONS PAID FROM
                                                                     RETURN OF CAPITAL
--------------------------------------------------------------------------------------
S&P Global Dividend Opportunities                                     $         45,526

90 | SemiAnnual Report | November 30, 2008

Claymore Exchange-Traded Fund Trust | NOTES TO FINANCIAL STATEMENTS (unaudited) continued

At May 31, 2008, for Federal income tax purposes, the Funds have capital loss carry forwards available as shown in the table below, to the extent provided by the regulations, to offset future capital gains through the years indicated. To the extent that these loss carry forwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

                                                                   CAPITAL LOSS
                                                                      AVAILABLE
                                                                   THROUGH 2016
--------------------------------------------------------------------------------
Morningstar Information Super Sector                               $        477
Morningstar Manufacturing Super Sector                                       62
Morningstar Services Super Sector                                         3,326
S&P Global Dividend Opportunities                                       129,232

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of each Fund's next taxable year. During the period ended May 31, 2008, the following Funds incurred and will elect to defer net capital losses as follows:

                                                            POST-OCTOBER LOSSES
--------------------------------------------------------------------------------
Morningstar Information Super Sector                               $      3,723
Morningstar Manufacturing Super Sector                                    1,028
Morningstar Services Super Sector                                         2,254
S&P Global Dividend Opportunities                                       506,471
U.S. -1- Capital Markets                                                  1,734
U.S. Capital Markets Bond                                                 6,186
U.S. Capital Markets Micro-Term Fixed Income                                  0
Zacks Dividend Rotation                                                 492,446

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet a more-likely-than-not threshold would be recorded as a tax expense in the current year. Management has evaluated the implications of FIN 48 and has determined it does not have any impact to the financial statements as of November 30, 2008. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the year ended May 31, 2008. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in twelve months.

FIN 48 requires the Funds to analyze all open tax years. Open tax years are those years that are open for examination by the relevant income taxing authority. As of November 30, 2008, open Federal and state income tax years include the tax year ended May 31, 2008. The Funds have no examination in progress.

Note 5 - INVESTMENT TRANSACTIONS:
For the period ended November 30, 2008, the cost of investments purchased and proceeds from sales of investments, excluding short-term investments and in-kind transactions, were as follows:

                                                       PURCHASES          SALES
--------------------------------------------------------------------------------
Morningstar Information Super Sector                $    194,503   $    190,913
Morningstar Manufacturing Super Sector                   249,504        220,683
Morningstar Services Super Sector                        160,825        133,868
S&P Global Dividend Opportunities                      6,325,119      6,158,178
U.S. -1- Capital Markets                               2,380,533      2,327,344
U.S. Capital Markets Bond                             10,482,125     10,427,934
U.S. Capital Markets Micro-Term Fixed Income                   -              -
Zacks Dividend Rotation                                8,186,149      8,117,949

For the period ended November 30, 2008, in-kind transactions were as follows:

                                                       PURCHASES          SALES
--------------------------------------------------------------------------------

Morningstar Information Super Sector                $          -   $          -
Morningstar Manufacturing Super Sector                         -              -
Morningstar Services Super Sector                              -              -
S&P Global Dividend Opportunities                      1,692,166              -
U.S. -1- Capital Markets                                       -              -
U.S. Capital Markets Bond                                      -              -
U.S. Capital Markets Micro-Term Fixed Income                   -              -
Zacks Dividend Rotation                                  997,027      1,029,682

Note 6 - CAPITAL:
Shares are issued and redeemed by the Funds only in Creation Unit size aggregations of 50,000 to 200,000 shares. Such transactions are only permitted on an in-kind basis, with separate cash payment, which is balancing each component to equate the transaction to the net asset value per unit of the Fund on the transaction date. Transaction fees ranging from $500 to $5,500 are charged to those persons creating or redeeming Creation Units. An additional charge of up to four times the Creation or Redemption Transaction Fee may be imposed with respect to transactions effected outside of the Clearing Process or to the extent that cash is used in lieu of securities to purchase Creation Units or redeem for cash.

Note 7 - DISTRIBUTION AGREEMENT:
The Board of Trustees of the Trust has adopted a distribution and service plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund is authorized to pay distribution fees in connection with the sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders of each class and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year. No 12b-1 fees are currently paid by the Funds, and there are no current plans to impose these fees.

Note 8 - INDEMNIFICATIONS:
In the normal course of business, the Funds enter into contracts that contain a variety of representations, which provide general indemnifications. Each Funds' maximum exposure under these arrangements is unknown, as this would require future claims that may be made against a Fund that have not yet occurred. However, the Funds expect the risk of loss to be remote.

                                      SemiAnnual Report | November 30, 2008 | 91

Claymore Exchange-Traded Fund Trust | NOTES TO FINANCIAL STATEMENTS (unaudited) continued

Note 9 - ACCOUNTING PRONOUNCEMENT:
In March 2008, the FASB issued Statement of Financial Accounting Standards ("SFAS") No. 161, "Disclosures about Derivative Instruments and Hedging
Activities. "This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivatives instruments and related hedge fund items are accounted for, and
c) how derivative instruments and related hedge items affect a fund's financial position, results of operations and cash flows. SFAS No.161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of November 30, 2008, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

Note 10 - SUBSEQUENT EVENT:
Subsequent to November 30, 2008, the Board of Trustees declared the following dividends payable on December 31, 2008 to shareholders of record on December 29, 2008. The dividend rates per common share were as follows:

FUND                                                                       RATE
--------------------------------------------------------------------------------
Morningstar Information Super Sector                               $      0.247
Morningstar Manufacturing Super Sector                                    0.407
Morningstar Services Super Sector                                         0.400
S&P Global Dividend Opportunities                                         0.141
U.S. -1- Capital Markets                                                  0.282
U.S. Capital Markets Bond                                                 0.229
U.S. Capital Markets Micro-Term Fixed Income                              0.168
Zacks Dividend Rotation                                                   0.737

92 | SemiAnnual Report | November 30, 2008

Claymore Exchange-Traded Fund Trust

Supplemental INFORMATION | (unaudited)

TRUSTEES
The Trustees of the Claymore Exchange-Traded Fund Trust and their principal business occupations during the past five years.

                                                                                            NUMBER OF
NAME, ADDRESS*, YEAR OF  TERM OF OFFICE**   PRINCIPAL OCCUPATIONS DURING                    FUNDS IN THE
BIRTH AND POSITION(S)    AND LENGTH OF      THE PAST FIVE YEARS AND                         FUND COMPLEX***      OTHER DIRECTORSHIPS
HELD WITH REGISTRANT     TIME SERVED        OTHER AFFILIATIONS                              OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
Randall C. Barnes        Since 2006         Private Investor (2001-present). Formerly,               43          None
Year of Birth:1951                          Senior Vice President and Treasurer, PepsiCo,
Trustee                                     Inc. (1993-1997), President, Pizza Hut
                                            International (1991-1993) and Senior Vice
                                            President, Strategic Planning and New Business
                                            Development (1987-1990) of PepsiCo, Inc.
                                            (1987-1997).
------------------------------------------------------------------------------------------------------------------------------------
Ronald A. Nyberg         Since 2006         Partner of Nyberg & Cassioppi, LLC, a law firm           46          None
Year of Birth:1953                          specializing in corporate law, estate planning
Trustee                                     and business transactions (2000-present).
                                            Formerly, Executive Vice President, General
                                            Counsel and Corporate Secretary of Van Kampen
                                            Investments (1982-1999).
------------------------------------------------------------------------------------------------------------------------------------
Ronald E. Toupin, Jr.    Since 2006         Retired. Formerly, Vice President, Manager and           43          None
Year of Birth:1958                          Portfolio Manager of Nuveen Asset Management
Trustee                                     (1998-1999), Vice President of Nuveen
                                            Investment Advisory Corp. (1992-1999), Vice
                                            President and Manager of Nuveen Unit
                                            Investment Trusts (1991-1999), and Assistant
                                            Vice President and Portfolio Manager of Nuveen
                                            Unit Investment Trusts (1988-1999), each of
                                            John Nuveen & Co., Inc. (1982-1999).
------------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
Nicholas Dalmaso+        Since 2006         Attorney. Formerly, Senior Managing Director             45          None
Year of Birth:1965                          and Chief Administrative Officer (2007-2008)
                                            and General Counsel (2001-2007) of Claymore
                                            Advisors, LLC and Claymore Securities, Inc.
                                            Formerly, Trustee Assistant General Counsel,
                                            John Nuveen and Co., Inc. (1999-2000).
                                            Formerly, Vice President and Associate General
                                            Counsel of Van Kampen Investments, Inc.
                                            (1992-1999).
------------------------------------------------------------------------------------------------------------------------------------

* Address for all Trustees unless otherwise noted: 2455 Corporate West Drive, Lisle, IL 60532

** This is the period for which the Trustee began serving the Trust. Each Trustee is expected to serve an indefinite term, until his successor is elected.

*** The Claymore Fund Complex consists of U.S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc. The Claymore Fund Complex is overseen by multiple Boards of Trustees.

+ Mr. Dalmaso is an "interested person" (as defined in Section 2(a) (19) of the 1940 Act) of the Trust because of his former position as an officer of, and his equity ownership in, the Adviser and certain of its affiliates.

                                      SemiAnnual Report | November 30, 2008 | 93

Claymore Exchange-Traded Fund Trust | SUPPLEMENTAL INFORMATION (unaudited) continued

OFFICERS
The Officers of the Trust and their principal occupations during the past five years:

NAME, ADDRESS*, YEAR OF BIRTH AND   TERM OF OFFICE** AND    PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS
POSITION(S) HELD WITH REGISTRANT    LENGTH OF TIME SERVED   AND OTHER AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS:
------------------------------------------------------------------------------------------------------------------------------------
J. Thomas Futrell                   Since 2008              Senior Managing Director and Chief Investment Officer of Claymore
Year of birth:1955                                          Advisors, LLC and Claymore Securities, Inc. (2008-present).
Chief Executive Officer                                     Formerly, Managing Director of Research, Nuveen Asset Management
                                                            (2000-2007).
------------------------------------------------------------------------------------------------------------------------------------
Steven M. Hill                      Since 2006              Senior Managing Director of Claymore Advisors, LLC and Claymore
Year of Birth:1964                                          Securities, Inc. (2005-present); Formerly, Chief Financial Officer of
Chief Accounting Officer,                                   Claymore Group Inc. (2005-2006); Managing Director of Claymore Advisors,
Chief Financial                                             LLC and Claymore Securities, Inc. (2003-2005); Treasurer of Henderson
Officer and Treasurer                                       Global Funds and Operations Manager for Henderson Global Investors
                                                            (North America) Inc., (2002-2003); Managing Director, Front Point
                                                            Partners LLC (2001-2002).
------------------------------------------------------------------------------------------------------------------------------------
Kevin M. Robinson                   Since 2008              Senior Managing Director and General Counsel of Claymore Advisors,
Year of birth:1959                                          LLC, Claymore Securities, Inc. and Claymore Group Inc. (2007-present).
Chief Legal Officer                                         Chief Legal Officer of certain other funds in the Fund Complex.
                                                            Formerly, Associate General Counsel and Assistant Corporate
                                                            Secretary of NYSE Euronext, Inc. (2000-2007).
------------------------------------------------------------------------------------------------------------------------------------
Bruce Saxon                         Since 2006              Vice President, Fund Compliance Officer of Claymore Group Inc.
Year of Birth:1957                                          (2006-present). Formerly, Chief Compliance Officer/Assistant Secretary
Chief Compliance Officer                                    of Harris Investment Management, Inc. (2003-2006). Director-Compliance
                                                            of Harrisdirect LLC (1999-2003).
------------------------------------------------------------------------------------------------------------------------------------
Melissa J. Nguyen                   Since 2006              Vice President and Assistant General Counsel of Claymore Group Inc.
Year of Birth:1978                                          (2005-present). Secretary of certain funds in the Fund Complex;
Secretary                                                   Formerly, Associate, Vedder Price P.C. (2003-2005).
------------------------------------------------------------------------------------------------------------------------------------
William H. Belden, III              Since 2006              Managing Director of Claymore Advisors, LLC (2005-present). Formerly,
Year of Birth:1965                                          Vice President of Product Management at Northern Trust Global
Vice President                                              Investments (1999-2005).
------------------------------------------------------------------------------------------------------------------------------------
Chuck Craig                         Since 2006              Managing Director (2006-present), Vice President (2003-2006) of Claymore
Year of Birth:1967                                          Advisors, LLC. Formerly, Assistant Vice President, First Trust
Vice President                                              Portfolios, L.P. (1999-2003).
------------------------------------------------------------------------------------------------------------------------------------

*     Address for all Officers:2455 Corporate West Drive, Lisle, IL 60532

** Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

94 | SemiAnnual Report | November 30, 2008

Claymore Exchange-Traded Fund Trust

Board Considerations Regarding the ANNUAL REVIEW OF THE INVESTMENT ADVISORY AGREEMENTS | (unaudited)

On July 23 and August 4, 2008, the Board of Trustees (the "Board"), including those trustees who are not "interested persons" as defined by the Investment Company Act of 1940 (the "Independent Trustees") of the Board of the Claymore Exchange-Traded Fund Trust (the "Trust," with the separate series thereof referred to individually as a "Fund" and collectively as the "Funds") met to consider the renewal of the investment advisory agreement ("Advisory Agreement") between the Trust and Claymore Advisors, LLC ("Adviser") on behalf of the following Funds:

CLAYMORE EXCHANGE-TRADED FUND TRUST
CLAYMORE/MORNINGSTAR MANUFACTURING SUPER SECTOR INDEX ETF
CLAYMORE/MORNINGSTAR INFORMATION SUPER SECTOR INDEX ETF
CLAYMORE/MORNINGSTAR SERVICES SUPER SECTOR INDEX ETF
CLAYMORE/S&P GLOBAL DIVIDEND OPPORTUNITIES INDEX ETF
CLAYMORE/ZACKS DIVIDEND ROTATION ETF

As part of its review process, the Nominating and Governance Committee of the Board (referred to as the "Committee" and consisting solely of the Independent Trustees) was represented by independent legal counsel. The Board reviewed materials received from the Adviser and independent legal counsel. The Board also had previously received, throughout the year, Board meeting information regarding performance and operating results of the Funds.

In preparation for its review, the Committee communicated with independent legal counsel regarding the nature of information to be provided, and independent legal counsel, on behalf of the Committee, sent a formal request for information and a supplemental request for information to the Adviser. The Adviser provided extensive information in response to the requests. Among other information, the Adviser provided general information to assist the Committee in assessing the nature and quality of services provided by the Adviser, information comparing the investment performance, advisory fees and total expenses of the Funds to other exchange-traded funds ("ETFs"), information about the profitability from the Advisory Agreement to the Adviser and the compliance policies and procedures adopted by the Adviser.

Based upon their review, the Committee and the Board concluded that it was in the best interests of the Funds to renew the Advisory Agreement and, accordingly, recommend to the Board the renewal of the Advisory Agreement. In reaching this conclusion for the Funds, no single factor was determinative in the Board's analysis, but rather the Board considered a variety of factors. In evaluating the nature, extent and quality of the Adviser's services, the Board reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser's organization and the background and experience of the persons responsible for the day-to-day management of the Funds. The Board also considered the secondary market support provided by the Adviser to the Funds, including the Adviser's efforts to educate investment professionals about the Funds and other funds sponsored by the Adviser. The Board reviewed financial information regarding the Adviser and its parent company and considered the parent company's guaranty of the Adviser's financial obligations under the Advisory Agreement. The Board reviewed information on the performance of the Funds and the performance of their benchmark indices. The Board also reviewed reports on the correlation and tracking error between the underlying index and each Fund's performance. The Board concluded that each of the Funds is correlated to its underlying index and that the tracking error for each Fund was within a reasonable range in that Fund's particular circumstances. Based on its review, the Board found that the nature and extent of services provided to the Funds under the Advisory Agreement was appropriate and that the quality was satisfactory.

The Board reviewed and discussed the information provided by the Adviser on each Fund's advisory fee and expense ratio, as compared to comparable ETFs provided by the Adviser. The Board noted that the annual advisory fee was identical (0.50% of average net assets), and that the Adviser had contractually agreed to waive the fee and/or reimburse expenses to absorb certain annual operating expenses of each Fund (excluding interest expenses, a portion of each Fund's licensing fees, a portion of the offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of a Fund's business) over a certain amount, until the earlier of December 31, 2010 or termination of the Advisory Agreement. The Board noted that the advisory fees were generally within the range of the ETF peer funds. With respect to the Funds' net expense ratios, the Board noted that the net expense ratios were generally at the higher end of the ETF peer funds. The Board noted, however, the Adviser's statement that the net expense ratios for the Funds were expected to decline in the coming year due to the realization of fee concessions that the Adviser had negotiated from certain of the Funds' service providers and for those funds that had been in operation for more than twelve months, that offering costs were no longer being amortized. The Board concluded that the advisory fee for each Fund was reasonable under the circumstances and in light of the quality of services provided and the expense waiver and reimbursement agreement in place.

In conjunction with its review of fees, the Board also considered information provided by the Adviser on the revenues received by the Adviser under the Advisory Agreement, as well as the fees waived and expenses reimbursed by the Adviser for the Funds and the estimated allocated direct and indirect costs the Adviser incurred in providing the services to the Funds, which resulted in no profit to the Adviser.

The Board considered the extent to which economies of scale could be realized with respect to the management of the Funds as the Funds grow and whether fee levels reflected a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board reviewed each Fund's asset size, expense ratio, expense waiver and reimbursement agreement with the Adviser and whether the investment process produced economies of scale. The Board considered the Adviser's statement that, while it has experienced economies of scale as an organization through the introduction of new products, it is concurrently incurring new costs from increased staff and upgraded systems. Accordingly, the Board concluded that fee levels were appropriate.

The Board considered other benefits available to the Adviser because of its relationship with the Funds and noted that the administrative services fees received by the Adviser from serving as administrator provide it with additional revenue, but the Board concluded that the advisory fees were reasonable taking into account any benefits from such administration agreements. The Board noted that the Adviser does not have any soft-dollar arrangements.

OVERALL CONCLUSIONS
Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement continue to be fair and reasonable and that the continuation of the Advisory Agreement is in the best interests of the Funds.

                                      SemiAnnual Report | November 30, 2008 | 95

Claymore Exchange-Traded Fund Trust

Trust INFORMATION |

BOARD OF TRUSTEES

Randall C. Barnes

Nicholas Dalmaso*

Ronald A. Nyberg

Ronald E. Toupin, Jr.

* Trustee is an "interested person" of the Trust as defined in the Investment Company Act of 1940, as amended, because of his former position as an officer of, and his equity ownership in, the Adviser and certain of its affiliates.

OFFICERS
J. Thomas Futrell
Chief Executive Officer

Steven M. Hill
Chief Accounting Officer,
Chief Financial Officer and Treasurer

Kevin M. Robinson
Chief Legal Officer

Bruce Saxon
Chief Compliance Officer

Melissa J. Nguyen
Secretary

William H. Belden III
Vice President

Chuck Craig
Vice President

INVESTMENT ADVISER
Claymore Advisors, LLC
Lisle, IL

INVESTMENT SUBADVISER
(UEM, UBD AND ULQ)
Mellon Capital Management
San Francisco, CA

DISTRIBUTOR
Claymore Securities, Inc.
Lisle, IL

ADMINISTRATOR
Claymore Advisors, LLC
Lisle, IL

ACCOUNTING AGENT, CUSTODIAN
AND TRANSFER AGENT
The Bank of New York Mellon
New York, NY

LEGAL COUNSEL
Clifford Chance US LLP
New York, NY

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL

PRIVACY PRINCIPLES OF THE TRUST FOR SHAREHOLDERS
The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Funds restrict access to non-public personal information about the shareholders to Claymore Advisors, LLC employees with a legitimate business need for the information. The Funds maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of their shareholders.

QUESTIONS CONCERNING YOUR SHARES OF THE TRUST?
o     If your shares are held in a Brokerage Account, contact your Broker.

This report is sent to shareholders of the Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

A description of the Funds' proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at (888) 949-3837. Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling
(888) 949-3837 or by accessing the Funds' Form N-PX on the U.S. Securities and Exchange Commission's ("SEC") website at www.sec.gov or www.claymore.com.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the SEC website at www.sec.gov or www.claymore.com. The Funds' Form N-Q may also be viewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov.

96 | SemiAnnual Report | November 30, 2008

Claymore Exchange-Traded Fund Trust

About the FUND MANAGER |

CLAYMORE ADVISORS, LLC
Claymore Advisors, LLC manages the investment and reinvestment of each Fund's assets and administers the affairs of each Fund to the extent requested by the Board of Trustees. Claymore Advisors, LLC also acts as investment adviser to closed-end and open-end management investment companies. Claymore entities have provided supervision, management, servicing or distribution on approximately $10.4 billion in assets as of November 30, 2008. Claymore currently offers exchange-traded funds, closed-end funds, and unit investment trusts.

PORTFOLIO MANAGEMENT
The portfolio manager who is currently responsible for the day-to-day management of the Funds' portfolio is Chuck Craig, CFA. Mr. Craig has managed each Fund's portfolio since its inception. Mr. Craig is a Managing Director, Portfolio Management and Supervision, of the Investment Adviser and Claymore Securities, Inc. and joined Claymore Securities, Inc. in May of 2003. Before joining Claymore Securities, Inc., Mr. Craig spent four years with First Trust Portfolios L.P. (formerly Nike Securities) as an equity-research analyst and portfolio manager within the Equity Strategy Research group. Mr. Craig received a M.S. in Financial Markets from the Center for Law and Financial Markets at the Illinois Institute of Technology. He also earned a B.S. in Finance from Northern Illinois University.

Mellon Capital Management Corporation ("Mellon Capital") acts as the sub-adviser for U.S. -1- Capital Markets, U.S. Capital Markets Bond and U.S. Capital Markets Micro-Term Fixed Income, pursuant to a sub-advisory agreement with the Investment Adviser. In this capacity, Mellon Capital supervises and manages the investment portfolio for the three aforementioned Funds, and directs the purchases and sales of each Fund's investment securities.

CLAYMORE EXCHANGE-TRADED FUND TRUST OVERVIEW
The Claymore Exchange-Traded Fund Trust (the "Trust") is an investment company currently consisting of 20 separate exchange-traded "index funds" as of November 30, 2008. The investment objective of each of the funds is to replicate as closely as possible, before fees and expenses, the performance of a specified market index.

                                      SemiAnnual Report | February 29, 2008 | 97

                       This Page Intentionally Left Blank.

THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE FUND BEING OFFERED. THE PROSPECTUS CONTAINS INFORMATION ABOUT THE FUND INCLUDING A DISCUSSION OF INVESTMENT OBJECTIVES, RISKS, ONGOING EXPENSES AND SALES CHARGES. IF A PROSPECTUS DID NOT ACCOMPANY THIS REPORT, YOU CAN OBTAIN ONE FROM YOUR FINANCIAL ADVISER, FROM OUR WEBSITE AT HTTP://WWW.CLAYMORE.COM OR BY CALLING
(888) 949-3837. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING. THE STATEMENT OF ADDITIONAL INFORMATION THAT INCLUDES ADDITIONAL INFORMATION ABOUT THE TRUSTEES IS ALSO AVAILABLE, WITHOUT CHARGE, UPON REQUEST VIA OUR WEBSITE AT HTTP://WWW.CLAYMORE.COM OR BY CALLING (888) 949-3837. ALL FUNDS ARE SUBJECT TO MARKET RISK AND SHARES WHEN SOLD MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YOU CAN LOSE MONEY INVESTING IN THE FUNDS.

CLAYMORE SECURITIES, INC.
2455 Corporate West Drive
Lisle, IL 60532
Member FINRA/SIPC (01/09)

                         NOT FDIC-INSURED | NOT BANK-GUARANTEED | MAY LOSE VALUE

CETFT-001-SAR-1108

ITEM 2.  CODE OF ETHICS.

 Not applicable for a semi-annual reporting period.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for a semi-annual reporting period.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for a semi-annual reporting period.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable for a semi-annual reporting period.

ITEM 6.  SCHEDULE OF INVESTMENTS.

The Schedule of Investments is included as part of Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On February 4, 2009, the registrant's Board of Trustees (the "Board") approved a revised written charter (the "Nominating and Governance Charter") for its nominating and governance committee (the "Nominating and Governance Committee") that contains changes to the procedures by which shareholders may recommend nominees to the Board.

Under the Nominating and Governance Charter, the previously existing procedures by which shareholders may recommend nominees to the Board remain in effect. In addition to these previously existing procedures, the Nominating and Governance Charter includes a new requirement that following the submission by a shareholder of a Trustee candidate recommendation, such Trustee candidate must
(i)  be  prepared  to  submit  written  answers  to  a   questionnaire   seeking
professional and personal information that will assist the Nominating and Governance Committee to evaluate the candidate and to determine, among other matters, whether the candidate would qualify as a Trustee who is not an "interested person" of the registrant as such term is defined under the Investment Company Act of 1940; (ii) be prepared to submit character references and agree to appropriate background checks; and (iii) be prepared to meet with one or more members of the Nominating and Governance Committee at a time and location convenient to those Nominating and Governance Committee members in order to discuss the nominee's qualifications.


ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of this filing and have concluded that based on such evaluation, the registrant's disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act of 1940.

(a)(3) Not Applicable.

(b) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act of 1940 and
Section 906 of the Sarbanes-Oxley Act of 2002.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Claymore Exchange-Traded Fund Trust

By:      /s/ J. Thomas Futrell
         ------------------------------------------------------------------

Name:    J. Thomas Futrell

Title:   Chief Executive Officer

Date:    February 5, 2009

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ J. Thomas Futrell
         ------------------------------------------------------------------

Name:    J. Thomas Futrell

Title:   Chief Executive Officer

Date:    February 5, 2009

By:      /s/ Steven M. Hill
         ------------------------------------------------------------------

Name:    Steven M. Hill

Title:   Treasurer and Chief Financial Officer

Date:    February 5, 2009